                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 4)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Under Section 14a-12


                               CRITICAL PATH, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                       N/A
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)   Total fee paid:

--------------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

--------------------------------------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)   Filing Party:

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(4)   Date Filed:

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

                              (CRITICAL PATH LOGO)

                              CRITICAL PATH, INC.
                              350 THE EMBARCADERO
                      SAN FRANCISCO, CALIFORNIA 94105-1204
                                 (415) 541-2500


                                                                     May 5, 2004


To our shareholders:


     On behalf of the board of directors and employees of Critical Path, Inc., I cordially invite you to attend a special meeting of our shareholders to be held on June 11, 2004, at 10:00 a.m., California time, at the Company's offices located at 350 The Embarcadero, San Francisco, California.


     At the special meeting, you will be asked to consider and vote upon six proposals, in connection with private placements of our securities and a proposed rights offering described in the enclosed proxy statement, to approve:

     Proposal 1     The issuance of approximately 7.3 million shares of Series E preferred stock with a price per share of $1.50 to the General Atlantic Investors, issuable upon conversion of $11 million principal amount and interest of convertible secured notes, and such additional shares of Series E preferred stock as they may purchase in connection with the proposed rights offering;

     Proposal 2     The issuance of approximately 10 million shares of Series E preferred stock with a price per share of $1.50 to the January 2004 Investors, issuable upon conversion of $15 million principal amount of convertible secured notes;

     Proposal 3     The issuance of approximately 12.3 million shares of Series
                    E preferred stock with a price per share of $1.50 to the March 2004 Investors, issuable upon conversion of $18.5 million principal amount of convertible secured notes;

     Proposal 4     The issuance of approximately 21.9 million shares of Series
                    E preferred stock with a price per share of $1.50 to the Cheung Kong Investors, issuable upon exchange of approximately $32.8 million principal amount of 5 3/4% convertible subordinated notes, and such additional shares of Series E preferred stock as they may purchase in connection with the proposed rights offering;

     Proposal 5     The amendment of warrants to purchase 625,000 shares of
                    common stock held by members of the General Atlantic
                    Investors that reduces the exercise price per share from $4.20 to $1.50;

     Proposal 6     An amendment to our current amended and restated articles of incorporation to increase the authorized number of shares of common stock from 125 million to 200 million and the authorized number of shares of preferred stock from 5 million to 75 million; and

     Proposal 7     An amended and restated certificate of determination of
                    preferences of Series D preferred stock to, among other things, amend the Series D preferred stock liquidation preference upon a liquidation and change of control, to eliminate the participation feature, to reduce the conversion price from $4.20 to $1.50 and to reduce the amount of dividends to which the holders of Series D preferred stock are entitled.

The General Atlantic Investors and the Cheung Kong Investors are the lead investors in a private placement of our securities that occurred in November 2003. The General Atlantic Investors consist of General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC and GAPCO GmbH & Co. KG. The Cheung Kong Investors consist of Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited. Members of the General Atlantic Investors and the Cheung Kong Investors are current shareholders of Critical Path. The General Atlantic Investors and the Cheung Kong Investors are unaffiliated, unrelated and do not constitute a group.

     The Apex Investors are the lead investors in private placements of our securities that occurred in January and March 2004. The Apex Investors consist of Permal U.S. Opportunities Partners, L.P., Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited and Zaxis Partners, L.P. and Guggenheim Portfolio Company XIII.

     The investors in the January 2004 private placement consist of the Apex Investors (except for Guggenheim Portfolio Company XIII) and Passport Master Fund, L.P. and are collectively referred to as the January 2004 Investors. The Apex Investors and Passport Master Fund, L.P. are unaffiliated, unrelated and do not constitute a group.

     The investors in the March 2004 private placement consist of the Apex Investors, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., the Criterion Investors and Capital Ventures International and are collectively referred to as the March 2004 Investors. The Criterion Investors consist of Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional and Criterion Capital Partners, L.P. The Apex Investors, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., the Criterion Investors and Capital Ventures International are unaffiliated, unrelated and do not constitute a group.

     Our board of directors recommends that you vote "For" the approval and adoption of each of the proposals.

     Assuming approval and adoption of each of the proposals and the closing of the private placements, we intend to consummate an offer to our existing common shareholders of transferable rights to purchase up to an aggregate of $21 million of shares of newly issued Series E preferred stock at a purchase price of $1.50 per share, the same purchase price paid by the General Atlantic Investors, the Cheung Kong Investors, the January 2004 Investors and the March 2004 Investors in the private placements. One purpose of the proposed rights offering is to allow the holders of our common stock an opportunity to further invest in Critical Path and restore a portion, although not all, of their proportionate interest in our capital stock at the same price per share of Series E preferred stock as was paid in the private placements. In addition, we plan to use any funds raised from the proposed rights offering to support our current operating plan. We are not asking you to vote on the rights offering.


     Only shareholders of record of our common stock at the close of business on April 30, 2004 will be entitled to vote at the special meeting and any adjournments or postponements of the meeting. This proxy statement is being mailed to you because our records show that you were a shareholder of record of our common stock on April 30, 2004.


     We have included for your convenience some questions and answers about the special meeting, our private placements and proposed rights offering of Series E preferred stock and the proposed increase in the number of our authorized shares beginning on page 3 of the enclosed proxy statement.

     Shareholders are cordially invited to attend the special meeting. In any event, shareholders are urged to read carefully the enclosed proxy statement for additional information concerning the matters to be considered at this special meeting. Whether or not you plan to attend the special meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. As explained in the proxy statement, you may withdraw your proxy at any time before it is actually voted at the meeting.

                                          Sincerely,

                                          -s- William E. McGlashan, Jr.
                                          William E. McGlashan, Jr.

                                          Chairman of the Board of Directors



     This proxy statement is dated May 5, 2004 and is first being mailed to shareholders on or about May 7, 2004.

                              CRITICAL PATH, INC.
                              350 THE EMBARCADERO
                      SAN FRANCISCO, CALIFORNIA 94105-1204
                                 (415) 541-2500


           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS -- JUNE 11, 2004


To the shareholders of Critical Path, Inc.:


     Notice is hereby given that a special meeting of shareholders of Critical Path, Inc., a California corporation, will be held on June 11, 2004, at 10:00 a.m., California time, at the Company's offices located at 350 The Embarcadero, San Francisco, California:


     The special meeting will be held to consider and vote upon six proposals, in connection with private placements of our securities and a proposed rights offering described in the enclosed proxy statement, to approve:

     Proposal 1     The issuance of approximately 7.3 million shares of Series E preferred stock with a price per share of $1.50 to the General Atlantic Investors, issuable upon conversion of $11 million principal amount and interest of convertible secured notes, and such additional shares of Series E preferred stock as they may purchase in connection with the proposed rights offering;

     Proposal 2     The issuance of approximately 10 million shares of Series E preferred stock with a price per share of $1.50 to the January 2004 Investors, issuable upon conversion of $15 million principal amount of convertible secured notes;

     Proposal 3     The issuance of approximately 12.3 million shares of Series
                    E preferred stock with a price per share of $1.50 to the March 2004 Investors, issuable upon conversion of $18.5 million principal amount of convertible secured notes;

     Proposal 4     The issuance of approximately 21.9 million shares of Series
                    E preferred stock with a price per share of $1.50 to the Cheung Kong Investors, issuable upon exchange of approximately $32.8 million principal amount of 5 3/4% convertible subordinated notes, and such additional shares of Series E preferred stock as they may purchase in connection with the proposed rights offering;

     Proposal 5     The amendment of warrants to purchase 625,000 shares of
                    common stock held by members of the General Atlantic
                    Investors that reduces the exercise price per share from $4.20 to $1.50;

     Proposal 6     An amendment to our current amended and restated articles of incorporation to increase the authorized number of shares of common stock from 125 million to 200 million and the authorized number of shares of preferred stock from 5 million to 75 million; and

     Proposal 7     An amended and restated certificate of determination of
                    preferences of Series D preferred stock to, among other things, amend the Series D preferred stock liquidation preference upon a liquidation and change of control, to eliminate the participation feature, to reduce the conversion price from $4.20 to $1.50 and to reduce the amount of dividends to which the holders of Series D preferred stock are entitled.


     Shareholders are cordially invited to attend the special meeting. In any event, shareholders are urged to read carefully the enclosed proxy statement for additional information concerning the matters to be considered at this special meeting. The board of directors has fixed the close of business on April 30, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the special meeting or any postponement or adjournment of the meeting. A list of these shareholders will be available for examination at our principal executive office during normal business hours for a period of 10 days before the special meeting.

     Only shareholders of record of our common stock at the close of business on April 30, 2004 will be entitled to vote at the special meeting and any adjournments or postponements of the meeting. This



     The General Atlantic Investors and the Cheung Kong Investors are the lead investors in a private placement of our securities that occurred in November 2003. The General Atlantic Investors consist of General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC and GAPCO GmbH & Co. KG. The Cheung Kong Investors consist of Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited. Members of the General Atlantic Investors and the Cheung Kong Investors are current shareholders of Critical Path. The General Atlantic Investors and the Cheung Kong Investors, who held 10,026,733 shares and 3,437,735 shares, respectively, of our Series D preferred stock (on an as converted to common stock basis), or approximately 26.0% and 8.9%, respectively, of our outstanding voting power, as of April 30, 2004, have agreed, solely in their capacity as Critical Path shareholders, to vote their shares of our Series D preferred stock in favor of each of the proposals in this proxy statement. The General Atlantic Investors and the Cheung Kong Investors are unaffiliated, unrelated and do not constitute a group.


     The Apex Investors are the lead investors in private placements of our securities that occurred in January and March 2004. The Apex Investors consist of Permal U.S. Opportunities Partners, L.P., Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited and Zaxis Partners, L.P. and Guggenheim Portfolio Company XIII.

     The investors in the January 2004 private placement consist of the Apex Investors (except for Guggenheim Portfolio Company XIII) and Passport Master Fund, L.P. and are collectively referred to as the January 2004 Investors. The Apex Investors and Passport Master Fund, L.P. are unaffiliated, unrelated and do not constitute a group.

     The investors in the March 2004 private placement consist of the Apex Investors, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., the Criterion Investors and Capital Ventures International and are collectively referred to as the March 2004 Investors. The Criterion Investors consist of Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional and Criterion Capital Partners, L.P. The Apex Investors, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., the Criterion Investors and Capital Ventures International are unaffiliated, unrelated and do not constitute a group.

     YOUR VOTE IS VERY IMPORTANT TO US. Whether or not you plan to attend the special meeting in person and regardless of the number of shares of stock that you own, please complete, sign, date and return the enclosed proxy card promptly in the enclosed pre-addressed, postage-paid envelope. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all of your shares will be voted. If you attend the special meeting in person and vote by ballot, your proxy will be revoked automatically and only your vote at the special meeting will be counted. The prompt return of your proxy card will assist us in preparing for the special meeting.


     Only shareholders of record at the close of business on April 30, 2004 are entitled to notice of and to vote at this meeting and at any continuation or adjournment of the meeting. Please note that if your shares are held in "street name," that is, in the custody of a financial institution or other holder of record, you will vote through the institution or holder in whose name the shares are held. If you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                                          By Order of the Board of Directors,

                                          -s- MICHAEL J. ZUKERMAN
                                          Michael J. Zukerman
                                          Senior Vice President,
                                          General Counsel and Secretary

San Francisco, California

May 5, 2004

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Forward-Looking Statements..................................    2
Questions and Answers.......................................    3
Questions and Answers About the Special Meeting and the
  Proxy Statement...........................................    3
Questions and Answers About Voting..........................    5
Questions and Answers About the Private Placements and the
  Rights Offering...........................................   11
The Private Placements -- Proposal 1 Through Proposal 5.....   22
Use of Proceeds.............................................   51
Proposal 1 -- Approval of the General Atlantic Private
  Placement.................................................   52
Proposal 2 -- Approval of the January 2004 Private
  Placement.................................................   53
Proposal 3 -- Approval of the March 2004 Private
  Placement.................................................   54
Proposal 4 -- Approval of the Cheung Kong Private
  Placement.................................................   55
Proposal 5 -- Approval of the Warrant Amendment.............   56
Proposal 6 -- Approval of the Amendment to Articles of
  Incorporation.............................................   57
Proposal 7 -- Approval of the Amendment to Series D
  Preferred Stock Certificate of Determination..............   60
Common Stock Ownership of Certain Beneficial Owners and
  Management and Directors..................................   64
Advance Notice Procedures...................................   67
Submission of Shareholder Proposals.........................   67
Attendance of Principal Accountants.........................   67
Incorporation of Certain Documents by Reference.............   68
Additional Information......................................   68
Appendix A -- November 2003 Convertible Note Purchase and
  Exchange Agreement and Amendments
Appendix B -- Form of Convertible Secured Note Issued to the
  General Atlantic Investors
Appendix C -- Certificate of Determination of Preferences of
  Series E Redeemable Convertible Preferred Stock
Appendix D -- Amended and Restated Certificate of
  Determination of Preferences of Series D Cumulative
  Redeemable Convertible Preferred Stock
Appendix E -- Form of Amendment to Common Stock Purchase
  Warrant
Appendix F -- Third Amended and Restated Registration Rights
  Agreement
Appendix G -- Amended and Restated Stockholders Agreement
Appendix H -- January 2004 Convertible Note Purchase
  Agreement and Amendment
Appendix I -- Form of Convertible Secured Note Issued to the
  January 2004 Investors and Amendment
Appendix J -- March 2004 Convertible Note Purchase Agreement
Appendix K -- Form of Convertible Secured Note Issued to the
  March 2004 Investors

                           FORWARD-LOOKING STATEMENTS


     This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the consummation of the proposed transactions described in this proxy statement. The words "anticipates," "expects," "intends," "plans," "believes," "seek," and "estimate" and similar expressions are intended to identify forward-looking statements. These statements are based on management's current expectations and involve risks and uncertainties that could cause our actual results to differ materially from those set forth in the statements. We can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from current expectations include: non-approval by our shareholders of the proposals in this proxy statement; the level of demand for our services by customers; the level of interest rates, which affects demand for our services and our interest expense; the potential impact of any acquisition, disposition, merger, joint venture or any other significant financial transactions that could occur in the future; working capital requirements; general economic conditions; as well as other factors listed in our Annual Report Form 10-K for the year ended December 31, 2003, as amended by our Form 10-K/A filed April 19, 2004, and this proxy statement. We assume no obligation to update these forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements or for prospective events that may have a retroactive effect.

                             QUESTIONS AND ANSWERS

     While we encourage you to read this proxy statement in its entirety, we include this Question and Answer section to provide some background information and brief answers to several questions you might have about the enclosed proposals. All references to "we," "our," "ours," "us" and "the Company" or "Critical Path" in this proxy statement are to Critical Path, Inc. and its subsidiaries, unless otherwise indicated.

                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                            AND THE PROXY STATEMENT

WHEN AND WHERE IS THE SPECIAL MEETING?


     The special meeting will be held on June 11, 2004 beginning at 10:00 a.m., California time, at the Company's offices, 350 The Embarcadero, San Francisco, California.


WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

     At the special meeting, we will ask you to consider and vote upon six proposals, in connection with private placements of our securities and a proposed rights offering described in this proxy statement, to approve:

     Proposal 1     The issuance of approximately 7.3 million shares of Series E preferred stock with a price per share of $1.50 to the General Atlantic Investors, issuable upon conversion of $11 million principal amount and interest of convertible secured notes, and such additional shares of Series E preferred stock as they may purchase in connection with the proposed rights offering;

     Proposal 2     The issuance of approximately 10 million shares of Series E preferred stock with a price per share of $1.50 to the January 2004 Investors, issuable upon conversion of $15 million principal amount of convertible secured notes;

     Proposal 3     The issuance of approximately 12.3 million shares of Series
                    E preferred stock with a price per share of $1.50 to the March 2004 Investors, issuable upon conversion of $18.5 million principal amount of convertible secured notes;

     Proposal 4     The issuance of approximately 21.9 million shares of Series
                    E preferred stock with a price per share of $1.50 to the Cheung Kong Investors, issuable upon exchange of approximately $32.8 million principal amount of 5 3/4% convertible subordinated notes, and such additional shares of Series E preferred stock as they may purchase in connection with the proposed rights offering;

     Proposal 5     The amendment of warrants to purchase 625,000 shares of
                    common stock held by members of the General Atlantic
                    Investors that reduces the exercise price per share from $4.20 to $1.50;

     Proposal 6     An amendment to our current amended and restated articles of incorporation to increase the authorized number of shares of common stock from 125 million to 200 million and the authorized number of shares of preferred stock from 5 million to 75 million; and

     Proposal 7     An amended and restated certificate of determination of
                    preferences of Series D preferred stock to, among other things, amend the Series D preferred stock liquidation preference upon a liquidation and change of control, to eliminate the participation feature, to reduce the conversion price from $4.20 to $1.50 and to reduce the amount of dividends to which the holders of Series D preferred stock are entitled.

     The approval of each of the proposals is a requirement for the closing of the private placements and the proposed rights offering. In addition, if our shareholders approve the above proposals, we will exchange 69,149 shares of Series D preferred stock for 733,333 shares of Series E preferred stock pursuant to a settlement agreement that we entered into with MBCP PeerLogic, LLC and its affiliates on November 21, 2003.

     The General Atlantic Investors and the Cheung Kong Investors are the lead investors in a private placement of our securities that occurred in November 2003. The General Atlantic Investors consist of General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC and GAPCO GmbH & Co. KG. The Cheung Kong Investors consist of Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited. Members of the General Atlantic Investors and the Cheung Kong Investors are current shareholders of Critical Path. The General Atlantic Investors and the Cheung Kong Investors are unaffiliated, unrelated and do not constitute a group.

     The Apex Investors are the lead investors in private placements of our securities that occurred in January and March 2004. The Apex Investors consist of Permal U.S. Opportunities Partners, L.P., Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited and Zaxis Partners, L.P. and Guggenheim Portfolio Company XIII.

     The investors in the January 2004 private placement consist of the Apex Investors (except for Guggenheim Portfolio Company XIII) and Passport Master Fund, L.P. and are collectively referred to as the January 2004 Investors. The Apex Investors and Passport Master Fund, L.P. are unaffiliated, unrelated and do not constitute a group.

     The investors in the March 2004 private placement consist of the Apex Investors, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., the Criterion Investors and Capital Ventures International and are collectively referred to as the March 2004 Investors. The Criterion Investors consist of Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional and Criterion Capital Partners, L.P. The Apex Investors, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., the Criterion Investors and Capital Ventures International are unaffiliated, unrelated and do not constitute a group.

WHY DID I RECEIVE THIS PROXY STATEMENT?

     We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the special meeting. YOUR VOTE IS VERY IMPORTANT.


     This proxy statement summarizes the information you need to know to vote on an informed basis at the special meeting. However, you do not need to attend the special meeting to vote your shares (see the question entitled "How Do I Vote?" on page 6 of this proxy statement). We began sending this proxy statement, the attached notice of special meeting and the enclosed proxy card on or about May 7, 2004 to all shareholders entitled to vote.



     Only shareholders of record of our common stock (including shares of common stock represented by the Special Voting Share related to our Nova Scotia subsidiary) at the close of business on April 30, 2004 will be entitled to vote at the special meeting and any adjournments or postponements of the meeting. This proxy statement is being mailed to you because our records show that you were a shareholder of record of our common stock on April 30, 2004.


WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD OR VOTER INSTRUCTION FORM?

     If your shares are registered differently or are in more than one account, you will receive more than one proxy card or voter instruction form, each of which will indicate the number of shares you are entitled to vote on that particular card or form. Sign and return all proxy cards or voter instruction forms to ensure that all your shares are voted.

CAN I ATTEND THE SPECIAL MEETING?


     If you owned common stock on April 30, 2004 then you may attend the special meeting. You should be prepared to present photo identification for admittance. In addition, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on the record date.


CAN I REVOKE MY PROXY?

     If you execute and return a proxy, you may revoke that proxy at any time before it is voted at the special meeting by:

     - filing with the Secretary of Critical Path, Inc., at 350 The Embarcadero, San Francisco, California 94105-1204, written notice of revocation bearing a later date than the proxy;

     - filing a duly executed proxy bearing a later date; or

     - appearing in person and voting by ballot at the special meeting.

     If you execute and return voting instructions to a nominee, you may revoke such instructions at any time before the proxy executed by the nominee on your behalf is voted at the special meeting by submitting to the nominee written notice of revocation bearing a later date than the voting instructions.


     If you were a shareholder of record as of April 30, 2004, you may attend the special meeting and may vote in person whether or not a proxy has been previously given, but your presence (without further action) at the special meeting will not constitute revocation of a previously given proxy.


WILL OTHER MATTERS BE VOTED ON AT THE SPECIAL MEETING?

     No. Under our bylaws only the proposals described in the attached notice of special meeting of shareholders may be considered.

                       QUESTIONS AND ANSWERS ABOUT VOTING

WHAT CONSTITUTES A QUORUM AND WHY IS IT NECESSARY?

     In order to carry on the business of the special meeting, we must have a quorum. We urge you to either attend the meeting or send in your proxy so that your shares will be counted for quorum purposes. A quorum for the meeting will exist if the holders of a majority of the shares entitled to vote at the meeting are represented, either in person or by proxy, at the meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. If you submit a properly executed proxy card or voter instruction form, even if you abstain from voting, you will be considered part of the quorum. Broker non-votes will also be counted in determining the existence of a quorum.

WHO IS ENTITLED TO VOTE?


     If our records show that you are a holder of common stock (including shares of common stock represented by the Special Voting Share related to our Nova Scotia subsidiary) as of the close of business on April 30, 2004, you are entitled to receive notice of the special meeting and to vote the shares that you held on April 30, 2004. Only shareholders of record of our common stock (including shares of common stock represented by the Special Voting Share related to our Nova Scotia subsidiary) at the close of business on April 30, 2004 will be entitled to vote at the special meeting and any adjournments or postponements of the meeting. Each share of common stock is entitled to one vote. Cumulative voting is not permitted.



     On April 30, 2004, there were 21,388,848 shares of common stock outstanding and entitled to vote at the special meeting (including shares of common stock represented by the Special Voting Share related to our Nova Scotia subsidiary). Therefore, the presence at the special meeting, either in person or by proxy, of a majority, or 10,694,425 shares of common stock (including shares of common stock represented by the Special Voting Share related to our Nova Scotia subsidiary) will constitute a quorum. See the question entitled "How many votes do the common shareholders have?" on page 7 of this proxy statement for further information on the common stock issuable upon the conversion or exchange of specified securities.



     If on April 30, 2004 your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.


     Abstentions and broker non-votes will be counted for the purpose of determining if a quorum is present. Broker non-votes occur when a nominee, such as a financial institution, returns a proxy, but does not have the authorization from the beneficial owner to vote the owner's shares on a particular proposal because the nominee did not receive voting instructions (via proxy vote) from the beneficial owner. An automated system administered by ComputerShare Trust Company, Inc., our transfer agent, will tabulate votes cast by proxy and an employee of the transfer agent will serve as inspector of elections for the common stock and will tabulate votes cast in person at the special meeting. An employee of the transfer agent also will tabulate separately affirmative and negative votes, abstentions and broker non-votes.

HOW DO I VOTE?

     If you are a shareholder of record, you may vote in person at the special meeting, vote by proxy using the enclosed proxy card or vote by proxy on the Internet. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the special meeting and vote in person if you have already voted by proxy.

     - To vote in person, come to the special meeting and we will give you a ballot when you arrive.

     - To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the special meeting, we will vote your shares as you direct.


     - To vote on the Internet or by telephone, go to www.computershare.com/us/proxy to complete an electronic proxy card or call 1-888-728-8839. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 5:30 p.m., Central time, on June 10, 2004 in order to be counted.



     If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Critical Path. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.


     We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

HOW MANY VOTES DO THE COMMON SHAREHOLDERS HAVE?


     Each share of common stock that you own entitles you to cast one vote on each matter to be voted upon. Accordingly, the holders of common stock on April 30, 2004 (excluding shares issuable upon conversion of outstanding Series D preferred stock) are entitled to cast an aggregate of 21,388,848 votes on each proposal, representing approximately 55.5% of our outstanding voting power as of April 30, 2004 after taking into account the voting power of the holders of shares of our Series D preferred stock as discussed in the following paragraph. This also assumes the exercise in full of the warrants to purchase 625,000 shares of common stock held by members of the General Atlantic Investors. Unless otherwise indicated, references to the voting rights of our outstanding shares of common stock include 110,250 shares of common stock issuable to non-affiliates of Critical Path upon the exchange of Class A Non-Voting preference shares of Critical Path Messaging Co., a Nova Scotia subsidiary of Critical Path, for our common stock (which we call the Exchangeable Shares). The Exchangeable Shares can be exchanged at any time for our common stock upon the election of the holder. The holders of Exchangeable Shares are entitled to vote by directing the holder of the share of Special Voting Stock of the Company (which we call the Special Voting Share). The Special Voting Share has one vote for each share of Class A Non-Voting stock outstanding and held by non-affiliates.



     We have issued 4,188,587 shares of our Series D preferred stock that are convertible into 16,495,757 shares of our common stock as of April 30, 2004. The Series D preferred stock is convertible into common stock at any time upon the election of the holder. Each share of common stock into which the Series D preferred stock is convertible has the same voting rights as one of your shares of common stock.


HOW MANY VOTES DO OTHER SHAREHOLDERS HAVE?


     As of April 30, 2004, the 4,188,587 shares of our Series D preferred stock are convertible into 16,495,757 shares of our common stock. In order to comply with the voting rules of the National Association of Securities Dealers, Inc. (referred to as the NASD), the voting power of the Series D preferred stock will be impaired after its terms are amended. For each share of Series D preferred stock, the holder will initially be entitled to approximately 3.86342 votes. Although the voting conversion ratio will remain the same (subject to adjustment for stock splits, subdivisions, reclassifications, distributions and similar transactions), pursuant to the terms of the Series D preferred stock, the number of shares of common stock into which the Series D preferred stock is convertible and the percentages of beneficial ownership and voting power represented by the shares of Series D preferred stock will increase as dividends accrue on the Series D preferred stock following the amendment.



     As a result of their holdings of Series D preferred stock, the General Atlantic Investors and the Cheung Kong Investors beneficially own 26.0% and 8.9%, respectively, of our outstanding voting power as of April 30, 2004. The General Atlantic Investors and the Cheung Kong Investors have agreed, solely in their capacity as Critical Path shareholders, to vote their shares of our Series D preferred stock in favor of each of the proposals in this proxy statement.


WHAT IS A BROKER NON-VOTE?

     A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

     Proposal 1     To be approved, "Proposal 1 -- Approval of the General
                    Atlantic Private Placement" must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. In addition, "Proposal 1 -- Approval of the General Atlantic Private Placement" must receive a "For" vote from over 50% of the outstanding shares of Series
                    D preferred stock, voting separately as a class. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as an "Against" vote. Broker non-votes will have no effect. The approval of each of the proposals in this proxy statement is a condition to the consummation of the private placements, so shareholders who vote to approve Proposal 1 should also vote to approve each of the other proposals or the private placements Proposal 1 cannot take effect.

     Proposal 2     To be approved, "Proposal 2 -- Approval of the January 2004
                    Private Placement" must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. In addition, "Proposal 2 -- Approval of the January 2004 Private Placement" must receive a "For" vote from over 50% of the outstanding shares of Series D preferred stock, voting separately as a class. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as an "Against" vote. Broker non-votes will have no effect. The approval of each of the proposals in this proxy statement is a condition to the consummation of the private placements, so shareholders who vote to approve Proposal 2 should also vote to approve each of the other proposals or the private placements cannot Proposal 2 take effect.

     Proposal 3     To be approved, "Proposal 3 -- Approval of the March 2004
                    Private Placement" must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. In addition, "Proposal 3 -- Approval of the March 2004 Private Placement" must receive a "For" vote from over 50% of the outstanding shares of Series D preferred stock, voting separately as a class. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as an "Against" vote. Broker non-votes will have no effect. The approval of each of the proposals in this proxy statement is a condition to the consummation of the private placements, so shareholders who vote to approve Proposal 3 should also vote to approve each of the other proposals or the private placements cannot Proposal 3 take effect.

     Proposal 4     To be approved, "Proposal 4 -- Approval of the Cheung Kong
                    Private Placement" must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. In addition, "Proposal 4 -- Approval of the Cheung Kong Private Placement" must receive a "For" vote from over 50% of the outstanding shares of Series D preferred stock, voting separately as a class. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as an "Against" vote. Broker non-votes will have no effect. The approval of each of the proposals in this proxy statement is a condition to the consummation of the private placements, so shareholders who vote to approve Proposal 4 should also vote to approve each of the other proposals or the private placements cannot Proposal 4 take effect.

     Proposal 5     To be approved, "Proposal 5 -- Approval of the Warrant
                    Amendment" must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. In addition, "Proposal 5 -- Approval of the Warrant
                    Amendment" must receive a "For" vote from over 50% of the outstanding shares of Series D preferred stock, voting separately as a class. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as an "Against" vote. Broker non-votes will have no effect.
                    Completion of the amendment to warrants described in Proposal 5 is a condition to the consummation of the private placements, so shareholders who vote to approve Proposal 1, Proposal 2, Proposal 3 or Proposal 4 should also vote to approve Proposal 5 or the private placements Proposal 5 cannot take effect.

     Proposal 6     To be approved, "Proposal 6 -- Approval of the Amendment to
                    Articles of Incorporation" must receive a "For" vote from over 50% of the outstanding shares either in person or by proxy. In addition, "Proposal 6 -- Approval of the Amendment to Articles of Incorporation" must receive a "For" vote from over 50% of the outstanding shares of common stock and the votes represented by the Special Voting Share (excluding the shares of Series D preferred stock), voting together as a class, and the outstanding shares of Series D preferred stock, voting separately as a class. If you do not vote or "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote. Completion of the amendment to our articles of incorporation described in Proposal 6 is a condition to the consummation of the private placements, so shareholders who vote to approve Proposal 1, Proposal 2, Proposal 3 or Proposal 4 should also vote to approve Proposal 6 or the private placements Proposal 6 cannot take effect.

 Proposal 7    To be approved, "Proposal 7 -- Approval of the Amendment to
               Series D Preferred Stock Certificate of Determination" must receive a "For" vote from over 50% of the outstanding shares either in person or by proxy. In addition, "Proposal
               7 -- Approval of the Amendment to Series D Preferred Stock
               Certificate of Determination" must receive a "For" vote from over 50% of the outstanding shares of common stock and the votes represented by the Special Voting Share (excluding the shares of Series D preferred stock), voting together as a class, and the outstanding shares of Series D preferred stock, voting separately as a class. If you do not vote or "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote. Completion of the amendment and restatement of the amended and restated certificate of determination of Series D preferred stock described in Proposal 6 is a condition to the consummation of the private placements, so shareholders who vote to approve Proposal 1, Proposal 2, Proposal 3 or Proposal 4 should also vote to approve Proposal 7 or the private Proposal 7 placements cannot take effect.

     The approval of each of the proposals in this proxy statement is a requirement for the closing of the private placements and the proposed rights offering.

IF I PLAN TO ATTEND THE SPECIAL MEETING, SHOULD I STILL VOTE BY PROXY?


     Whether or not you plan to attend the special meeting, we urge you to vote by proxy. Returning the proxy card will not affect your right to attend the special meeting and vote, but it will ensure that your vote will be cast if for some reason you do not attend the special meeting. We will bear the entire cost of preparing, assembling, printing and mailing this proxy statement and additional material that may be furnished to shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. We have retained the services of an outside proxy solicitation firm, Georgeson Shareholder Communications Inc., at an estimated cost of approximately $23,000 and the reimbursement of out-of-pocket expenses. The solicitation of proxies may be made in person or by the use of the Internet, facsimile, telephone or mail or through direct communication with certain shareholders or their representatives by our officers, directors and employees, who will receive no additional compensation for such solicitation. This proxy statement is being mailed to shareholders on or about May 7, 2004.


HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?


     The board of directors recommends that you vote in favor of each of the proposals. Mr. William E. McGlashan, Jr., our chairman of the board, referred to as the Management Director, was formerly the chief executive officer of Critical Path until his resignation from that office at the end of March 2004. Mr. McGlashan is also a managing member of Vectis CP Holdings, LLC, an owner of shares of our Series D preferred stock. Messrs. William E. Ford and Peter L.S. Currie are referred to as the General Atlantic Directors. Mr. Ford is a managing member of General Atlantic Partners, LLC, an affiliate of the General Atlantic Investors. Mr. Currie is a partner of General Atlantic Partners, LLC. Neither the General Atlantic Directors nor the Management Director participated in the voting with respect to the proposed sale of securities to the General Atlantic Investors and the Cheung Kong Investors. References in this proxy statement to the approval of our board as to the proposed sale of securities to the General

Atlantic Investors and the Cheung Kong Investors and the proposed rights offering include all members of our board of directors other than the Management Director and General Atlantic Directors.

WHAT OTHER INFORMATION SHOULD I REVIEW BEFORE VOTING?

     You should review the documents referred to under "Incorporation of Certain Documents by Reference" on page 68 of this proxy statement or consult the sources referenced under "Additional Information" on page 68 of this proxy statement.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES AND WHO PAYS THEM?

     All expenses of soliciting proxies, including clerical work, printing and postage, will be paid by us. The solicitation of proxies may be made in person or by the use of the Internet, facsimile, telephone or mail or through direct communication with certain shareholders or their representatives by our officers, directors and employees, who will receive no additional compensation for such solicitation. We have retained Georgeson Shareholder Communications Inc. to assist us in the solicitation of proxies and to assist in the distribution of proxies. We expect to pay Georgeson Shareholder Communications Inc. a fee of approximately $23,000 and reimburse them for out-of-pocket expenses.

AM I ENTITLED TO APPRAISAL RIGHTS?

     No. You have no right under California law to seek appraisal of the value of your shares in connection with any of the matters being voted upon.

               QUESTIONS AND ANSWERS ABOUT THE PRIVATE PLACEMENTS
                            AND THE RIGHTS OFFERING

HOW ARE THE PRIVATE PLACEMENTS STRUCTURED?

     On November 18, 2003, we entered into a convertible note purchase and exchange agreement that provided for the issuance and sale by us to the General Atlantic Investors of $10 million in principal amount of 10% convertible secured notes that will, including $1 million of interest, convert into approximately
7.3 million shares of Series E preferred stock upon shareholder approval and certain filings with the California Secretary of State. The convertible secured notes were issued and sold for cash to the General Atlantic Investors on November 26, 2003. In addition, pursuant to the November 2003 convertible note purchase and exchange agreement, the Cheung Kong Investors are obligated to exchange approximately $32.8 million face value of our outstanding 5 3/4% convertible subordinated notes for approximately 21.9 million shares of Series E preferred stock, also upon receipt of shareholder approval and certain filings with the California Secretary of State. The shares of Series E preferred stock will initially convert into shares of common stock on a one-to-one basis, rank senior in preference to all of our existing equity shares and accrue dividends at an annual rate of 5 3/4% of the purchase price of $1.50 per share. Accrued dividends will also convert into common stock at the purchase price of $1.50 per share.

     On January 16, 2004, pursuant to a convertible note purchase agreement, we issued and sold for cash to the January 2004 Investors $15 million in principal amount of 10% convertible secured notes that will convert into approximately 10 million shares of Series E preferred stock upon shareholder approval and certain filings with the California Secretary of State. The shares of Series E preferred stock will initially convert into shares of common stock on a one-to-one basis, rank senior in preference to all of our existing equity shares and accrue dividends at an annual rate of 5 3/4% of the purchase price of $1.50 per share. Accrued dividends will also convert into common stock at the purchase price of $1.50 per share.

     On March 9, 2004, pursuant to a convertible note purchase agreement, we issued and sold for cash to the March 2004 Investors $18.5 million in principal amount of 10% convertible secured notes that will convert into approximately
12.3 million shares of Series E preferred stock upon shareholder approval and certain filings with the California Secretary of State. The shares of Series E preferred stock will initially convert into shares of common stock on a one-to-one basis, rank senior in preference to all of our existing equity shares and accrue dividends at an annual rate of 5 3/4% of the purchase price of $1.50 per share. Accrued dividends will also convert into common stock at the purchase price of $1.50 per share.


     The General Atlantic Investors and the Cheung Kong Investors are currently our largest groups of shareholders. Assuming the conversion of approximately $42.8 million principal amount of outstanding convertible notes held by the General Atlantic Investors and the Cheung Kong Investors and the amendment of the terms of our Series D preferred stock, both of which are a condition to the consummation of the private placements and the proposed rights offering, as of April 28, 2004, the General Atlantic Investors own 20.8% of our outstanding voting power and the Cheung Kong Investors own approximately 27.6% of our outstanding voting power (assuming exercise in full of the warrants to purchase up to 625,000 shares of common stock held by members of the General Atlantic Investors).



     Assuming the conversion of $16.25 million principal amount of outstanding convertible notes held by the Apex Investors, as of April 28, 2004, the Apex Investors own 10.4% of our outstanding voting power.


     Under the terms of the November 2003 convertible note purchase and exchange agreement, the January 2004 convertible note purchase agreement and the March 2004 convertible note purchase agreement, the closing of each of the private placements is subject to a number of conditions, including shareholder approval of each of the proposals in this proxy statement.

     We describe the terms of the private placements more fully below under the section entitled "The Private Placements -- Proposal 1 through Proposal 5" on page 22 of this proxy statement.


     The General Atlantic Investors and the Cheung Kong Investors, who held 10,026,733 shares and 3,437,735 shares, respectively, of our Series D preferred stock (on an as converted to common stock basis), or approximately 26.0% and 8.9%, respectively, of our outstanding voting power, as of April 30, 2004, have agreed, solely in their capacity as Critical Path shareholders, to vote their shares of our Series D preferred stock in favor of each of the proposals in this proxy statement. The General Atlantic Investors and the Cheung Kong Investors are unaffiliated, unrelated and do not constitute a group. We describe the voting and the terms of these voting arrangements more fully below under the section entitled "The Private Placements -- Proposal 1 through Proposal 5" on page 22 of this proxy statement.


HOW WOULD THE PRIVATE PLACEMENTS AFFECT THE TERMS OF THE SERIES D PREFERRED
STOCK?

     If our shareholders approve each of the proposals in this proxy statement, we will file an amended and restated certificate of determination of preferences of Series D preferred stock to amend the terms of the shares of Series D preferred stock. The following discussion of the terms of the amended shares of Series D preferred stock is qualified in its entirety by the certificate of determination of preferences of Series D preferred stock attached to this proxy statement as APPENDIX D and incorporated by reference into this proxy statement.

     The holders of Series D preferred stock have agreed to allow us to eliminate the right of the Series D preferred stock to participate on a pro rata basis with common shareholders in any remaining equity (after the full preferential returns to the Series D preferred stock and the Series E preferred stock). In addition, following the date shares of Series E preferred stock are first issued, dividends on the shares of Series D preferred stock will accrue at a simple annual rate of 5 3/4% whether or not declared by our board of directors. The current right of the Series D preferred stock to cumulative dividends at 8% will be eliminated going forward.

     The Series D preferred stock will be amended to add a minimum liquidation preference of 1.6 times the original purchase price of the Series D preferred stock (or $22 per share). In addition, the amended and restated certificate of determination of preferences of Series D preferred stock will reduce the conversion price of the Series D preferred stock from $4.20 to $1.50. This will provide the holders of the Series D preferred stock to convert their shares of Series D preferred stock into a greater number of shares than they otherwise could have prior to amending the terms of the Series D preferred stock.

     See APPENDIX D to this proxy statement and the section entitled "Terms of the amended and restated Series D preferred stock" on page 31 of this proxy statement for more information about the terms of the amended and restated Series D preferred stock.

WHAT IS THE IMPACT OF THE PRIVATE PLACEMENTS TO SHAREHOLDERS OF COMMON STOCK IN THE EVENT OF A LIQUIDATION OR CHANGE IN CONTROL OF CRITICAL PATH?

     If you approve the proposals set forth in this proxy statement, the holders of our Series E preferred stock and Series D preferred stock will be entitled to a liquidation preference upon a liquidation or change in control transaction, in which event all or substantially all of the proceeds may likely be distributed to holders of our Series E preferred stock and our Series D preferred stock and none of the proceeds would be distributed to holders of our common stock.

WHY IS CRITICAL PATH DOING THE PRIVATE PLACEMENTS?

     In July 2003, our board of directors established the strategic alternatives committee of our board of directors, consisting of Messrs. Ross Dove, Wm. Christopher Gorog and Steven R. Springsteel, and engaged a financial advisor to assist the committee in identifying and evaluating our strategic alternatives. Members of management began meeting with institutions and persons to discuss investing in Critical Path. We focused our efforts on a private placement to selected investors, and we evaluated the likelihood of a sale of the Company, and selected assets of the Company, on favorable terms, or at all. After our board of directors extensively discussed the terms and conditions of the private placements, reviewed the absence of alternative financing or other strategic prospects and received advice from Duff & Phelps, LLC, our financial advisors, with respect to the November 2003 private placement, it approved the November 2003 and January 2004 private placements. In February 2004, our board of directors determined that additional financing was necessary and approved the March 2004 private placement on substantially similar terms and conditions as the January 2004 private placement. Our primary purpose of the private placements is to retire approximately $4.9 million of our senior indebtedness, which we have already done, and approximately $32.8 million of outstanding notes, both by raising capital and through the exchange by the Cheung Kong Investors of their 5 3/4% convertible subordinated notes for shares of Series E preferred stock, as well as to provide additional capital for other general corporate purposes and working capital.

WHY IS CRITICAL PATH DOING THE RIGHTS OFFERING?

     The purposes of the proposed rights offering are to allow the holders of our common stock an opportunity to further invest in Critical Path and restore a portion, although not all, of their proportionate interest in our capital stock at the same price per share of Series E preferred stock as was paid under the November 2003 convertible note purchase and exchange agreement, the January 2004 convertible note purchase agreement and the March 2004 convertible note purchase agreement and to raise capital for our operations.

     On November 18, 2003, we entered into a convertible note purchase and exchange agreement with the General Atlantic Investors and the Cheung Kong Investors pursuant to which, among other things, we issued $10 million in principal amount of 10% convertible secured notes to the General Atlantic Investors and, subject to and upon shareholder approval, we agreed that the $10 million convertible secured notes (including $1 million of interest) would convert into approximately 7.3 million shares of Series E preferred stock and that the approximately $32.8 million of our face value 5 3/4% convertible subordinated notes held by the Cheung Kong Investors would be exchanged for approximately 21.9 million shares of Series E preferred stock.

     On January 16, 2004, pursuant to a convertible note purchase agreement, we issued and sold for cash to the January 2004 Investors $15 million in principal amount of 10% convertible secured notes that will convert into approximately 10 million shares of Series E preferred stock upon shareholder approval and certain filings with the California Secretary of State.

     On March 9, 2004, pursuant to a convertible note purchase agreement, we issued and sold for cash to the March 2004 Investors $18.5 million in principal amount of 10% convertible secured notes that will convert into approximately
12.3 million shares of Series E preferred stock upon shareholder approval and certain filings with the California Secretary of State.


     Only shareholders of record of our common stock (including shares of common stock represented by the Special Voting Share related to our Nova Scotia subsidiary) at the close of business on April 30, 2004 will be entitled to vote at the special meeting and any adjournments or postponements of the meeting. This proxy statement is being mailed to you because our records show that you were a shareholder of record of our common stock on April 30, 2004.


WHY IS CRITICAL PATH SEEKING SHAREHOLDER APPROVAL OF THE PRIVATE PLACEMENTS?

     We are subject to Nasdaq's marketplace rules because our common stock is currently listed on the Nasdaq National Market. These rules require shareholder approval for an issuance of stock that is deemed to result in a "change of control" of the issuer (based on certain criteria and presumptions established by Nasdaq) or, in certain circumstances, is at a price that is less than the greater of book or market value.


     Nasdaq rules require us to obtain shareholder approval of the private placements and the issuance of shares of Series E preferred stock, if any, to the General Atlantic Investors and the Cheung Kong Investors, as the case may be, in connection with the proposed rights offering because the private placements and any issuance of shares to the General Atlantic Investors and the Cheung Kong Investors in connection with the proposed rights offering will be considered a change of control of Critical Path based on certain criteria and presumptions established by Nasdaq. Upon consummation of the November 2003 private placement, the General Atlantic Investors and the Cheung Kong Investors would beneficially own approximately 20.8% and approximately 27.6%, respectively, of our outstanding voting power

(assuming exercise in full of the warrants to purchase up to 625,000 shares of common stock held by members of the General Atlantic Investors as of April 28,
2004). Upon consummation of the January and March 2004 private placements, the Apex Investors would beneficially own approximately 10.4% of our outstanding voting power (as of April 28, 2004). Following the completion of the private placements and the issuance of shares of Series E preferred stock, if any, to the General Atlantic Investors and the Cheung Kong Investors, as the case may be, in connection with the proposed rights offering, the General Atlantic Investors, the Cheung Kong Investors and the Apex Investors would hold the requisite percentage of our outstanding shares of stock so as to permit them, if they chose to act in concert, to take actions requiring shareholder approval without obtaining the approval of our other shareholders.


     In addition, Nasdaq rules require us to obtain shareholder approval of the private placements because the shares of Series D preferred stock, the shares of Series E preferred stock and the warrants to purchase 625,000 shares of common stock held by the General Atlantic Investors (and the shares of common stock issuable upon conversion or exercise of the shares of Series D preferred stock, shares of Series E preferred stock and the warrants) would be sold at or amended to have a per-share price lower than the greater of the book or market value as of the date on which we signed the November 2003 convertible note purchase and exchange agreement, with respect to the November 2003 private placement, the January 2004 convertible note purchase agreement, with respect to the January 2004 private placement and the March 2004 convertible note purchase agreement, with respect to the March 2004 private placement. Under applicable Nasdaq rules, we are required to obtain shareholder approval for an issuance of shares of stock in a private placement equal to or greater than 20% of our outstanding shares of stock if the shares are sold at or amended to have a per-share price lower than the greater of the book or market value.


     Two of our directors, Messrs. William E. Ford and Peter L.S. Currie, have a relationship with some of the investors in the November 2003 private placement, the General Atlantic Investors. Mr. McGlashan, one of our directors and our former chief executive officer, is also a managing member of Vectis CP Holdings, LLC, an owner of shares of our Series D preferred stock. Nasdaq rules require shareholder approval of the private placements because of these financial interests in our investors, and the shares of stock proposed to be issued in the private placements would be sold at a per-share price deemed to be below the book or market value of our common stock. Under applicable Nasdaq rules and guidance, we are required to obtain shareholder approval for issuances of shares indirectly to directors if the shares are sold at or amended to have a per-share price lower than the greater of the book or market value of our common stock.


     Under the California Corporations Code and under the terms of our amended and restated articles of incorporation, the approval and adoption of the amendment to our amended and restated articles of incorporation to increase the authorized number of shares of common stock and preferred stock and the approval and adoption of the amended and restated certificate of determination of preferences of Series D preferred stock require the affirmative vote of the holders of a majority of the outstanding shares of common stock and the votes represented by the Special Voting Share (excluding the shares of Series D preferred stock), voting together as a class, and the outstanding shares of Series D preferred stock, voting separately as a class.


     The General Atlantic Investors and the Cheung Kong Investors, who held 10,026,733 shares and 3,437,735 shares, respectively, of our Series D preferred stock (on an as converted to common stock basis), or approximately 26.0% and 8.9%, respectively, of our outstanding voting power, as of April 30, 2004, have agreed, solely in their capacity as Critical Path shareholders, to vote their shares of our Series D preferred stock in favor of each of the proposals in this proxy statement. The General Atlantic Investors and the Cheung Kong Investors are unaffiliated, unrelated and do not constitute a group.


WHAT HAPPENS IF ONE OR MORE OF THE PROPOSALS IS NOT APPROVED BY OUR
SHAREHOLDERS?

     The approval of each of the proposals is a requirement for the closing of the conversion of the notes issued in the private placements into equity. In the event the conversion of the notes issued pursuant to the private placements does not take place due to a failure to approve one or more of the proposals in this proxy statement, the 10% convertible secured notes held by the General Atlantic Investors issued on November 26, 2003, the 10% convertible secured notes held by the January 2004 Investors issued on January 16, 2004, and the 10% convertible secured notes held by the March 2004 Investors issued on March 9, 2004 would remain outstanding. See the section entitled "The Private Placements -- Proposal 1 through Proposal 5" on page 22 of this proxy statement for more information about the terms of the convertible secured notes held by the General Atlantic Investors, the January 2004 Investors and the March 2004 Investors. The 5 3/4% convertible subordinated notes held by the Cheung Kong Investors in principal amount of approximately $32.8 million would not be converted into shares of Series E preferred stock pursuant to the terms of the November 2003 convertible note purchase and exchange agreement and would remain outstanding.

     In the event the proposals in this proxy statement are not approved, pursuant to an amendment we executed with the Cheung Kong Investors in March 2004, the maturity date of the 5 3/4% convertible subordinated notes held by the Cheung Kong Investors will be extended from April 1, 2005 to April 1, 2006, the interest rate will increase from 5 3/4% to 7 1/2% for the period beginning April 1, 2005 and ending April 1, 2006 and we will be required to pay fees totaling $1.5 million to the Cheung Kong Investors. In addition, neither the terms of the Series D preferred stock nor the exercise price per share of the warrants to purchase 625,000 shares of common stock held by members of the General Atlantic Investors would be amended. Finally, if one or more of the proposals is not approved by our shareholders, we would not consummate the rights offering.

WHAT IS THE ACCOUNTING EFFECT OF THE PRIVATE PLACEMENTS AND THE PROPOSED RIGHTS OFFERING?

     If our shareholders approve each of the proposals at the special meeting, based on our current estimates, the application of generally accepted accounting principles to the consummation of the transactions contemplated by the private placements and the rights offering will cause us to record charges that increase our net loss attributable to common shares. Because these charges will be based in part on the fair value of our common stock and the Series E preferred stock on the date or dates the Series E preferred stock is issued, and on the fair value of the Series D preferred stock on the date its rights and preferences are modified, we are only able to estimate the amount of the charges that will occur. Assuming that these transactions occurred on November 18, 2003, except for the issuance of the notes to the General Atlantic Investors which occurred on November 26, 2003, the issuance of the notes to the January 2004 Investors which occurred on January 16, 2004 and the issuance of the notes to the March 2004 Investors which occurred on March 9, 2004, and the estimated fair market values of the common stock, the Series E preferred stock and the Series D preferred stock on such dates, we estimate that one-time charges would total approximately $54.9 million to be recorded in the period that shareholders approve the transactions, and that additional charges totaling $3.2 million would be recorded over the four year redemption period of the Series E preferred stock if all 14 million shares of Series E preferred stock are purchased in the proposed rights offering. A change in the fair value of our common stock, or our Series E preferred stock, as of the date or dates we issue the Series E preferred stock, or our Series D preferred stock, as of the date we amend the terms of the Series D preferred stock, would cause these estimates to vary.


     See the section entitled "Accounting Effects of the Private Placements and the Proposed Rights Offering" on page 44 of this proxy statement for additional information relating to the accounting effect of the private placements and the proposed rights offering.

WHAT ARE THE TOTAL EXPENSES RELATED TO THE PRIVATE PLACEMENTS AND THE PROPOSED RIGHTS OFFERING AND HOW MUCH OF THE GROSS PROCEEDS FROM THE PROPOSED RIGHTS OFFERING DO YOU EXPECT TO HAVE AFTER PAYING ANY REMAINING EXPENSES?


     We estimate that the total aggregate costs of closing the private placements and the proposed rights offering will be approximately $4.0 million (of which approximately $3.1 million had been paid as of April 30, 2004).



     This $4.0 million in expenses includes:



     - approximately $3.4 million in expenses incurred in connection with the private placements and obtaining shareholder consent and includes:


      - $125,000 fee that was paid to Duff & Phelps LLC at the time Duff & Phelps LLC delivered its fairness opinion; and


      - $3.3 million in legal, accounting and other transaction costs incurred in connection with the negotiation and consummation of the private placements and obtaining the necessary shareholder consent.



     - approximately $625,000 in printing, legal, accounting and other expenses directly related to the proposed rights offering.



     In addition to the $3.1 million in expenses that we have already incurred and paid, we have incurred or expect to incur approximately $900,000 in additional expenses related to these transactions as outlined above. Although our remaining expenses could exceed our estimates, the investment represented by the private placements should provide sufficient funds to pay the remaining estimated transaction costs.


IF WE APPROVE THE PRIVATE PLACEMENTS, HOW MANY SHARES WILL BE OUTSTANDING AFTER THE PRIVATE PLACEMENTS AND THE PROPOSED RIGHTS OFFERING, INCLUDING SHARES OWNED BY THE GENERAL ATLANTIC INVESTORS, THE CHEUNG KONG INVESTORS AND THE APEX INVESTORS?


     Table I summarizes information regarding the securities owned by the General Atlantic Investors, the Cheung Kong Investors, the Apex Investors and our other shareholders as of April 28, 2004, and the percentages of beneficial ownership and voting power represented by these securities, without giving effect to any of the transactions contemplated by the November 2003 convertible note purchase and exchange agreement, the January 2004 convertible note purchase agreement or the March 2004 convertible note purchase agreement. If our shareholders do not approve each of the proposals in this proxy statement, the secured notes held by the General Atlantic Investors will remain outstanding and will not be convertible into any class or series of our capital stock. However, the convertible subordinated notes held by the Cheung Kong Investors and the convertible secured notes held by the January 2004 Investors and the March 2004 Investors will be convertible at the option of each holder, except that the January 2004 Investors and the March 2004 Investors may not convert their notes into common stock if any of them (together with their affiliates) would beneficially own 9.9% or more of our common stock after conversion.



     Table II summarizes information regarding the securities owned by the General Atlantic Investors, the Cheung Kong Investors, the Apex Investors and our other shareholders as of April 28, 2004, and the percentages of beneficial ownership and voting power represented by these securities, assuming the conversion by the General Atlantic Investors and the Apex Investors of their convertible secured notes into shares of Series E preferred stock, the exchange by the Cheung Kong Investors of their 5 3/4% convertible subordinated notes into shares of Series E preferred stock and the amendment of the certificate of determination of preferences of Series D preferred stock.



     Tables III and IV adjust Table II to give effect to the closing of the proposed rights offering based on two different assumptions. Table III assumes that the holders of our common stock on April 30, 2004 exercise their subscription rights to purchase all of the approximately $21 million of Series E preferred stock offered in the proposed rights offering. Table IV assumes that the holders of our common stock on April 30, 2004 do not participate in the proposed rights offering and the General Atlantic Investors exercise their right to purchase 55% of the unsubscribed portion of the proposed rights offering and the Cheung Kong Investors exercise their right to purchase 45% of the unsubscribed portion of the proposed rights offering in accordance with our agreement with them. In addition to a right to purchase a percentage of the shares of Series E preferred stock not subscribed for in the rights offering, each of the General Atlantic Investors and the Cheung Kong Investors have the right, but not the obligation, to purchase shares of Series E preferred stock not purchased by the other. In a separate agreement, members of the Cheung Kong Investors have granted us an option, which we may exercise in our sole discretion, to repurchase approximately 10.9 million shares of the Series E preferred stock held by the Cheung Kong Investors.

                                    TABLE I


         SECURITIES OWNED AS OF APRIL 28, 2004 -- WITHOUT GIVING EFFECT

            TO CONVERSION OF CONVERTIBLE NOTES IN PRIVATE PLACEMENTS


                                                                                        PERCENTAGE OF     PERCENTAGE OF OUR
                                                                  NUMBER OUTSTANDING      BENEFICIAL         VOTING POWER
                                                                  ON AN AS CONVERTED      OWNERSHIP         REPRESENTED BY
                                                  ACTUAL NUMBER    TO COMMON STOCK      REPRESENTED BY        SECURITIES
                                CLASS              OUTSTANDING       BASIS(A)(B)       SECURITIES OWNED      OWNED(A)(B)
                       ------------------------   -------------   ------------------   ----------------   ------------------
General Atlantic
  Investors..........  Series E Preferred Stock            --                 --               --                  --
                       Series D Preferred Stock     2,545,455         10,022,363             26.0                26.0
                       Warrants to Purchase
                       Common Stock                   625,000            625,000              1.6                 1.6
                                                                      ----------             ----                ----
  Total..............                                                 10,647,363             27.7                27.7
                                                                      ==========             ====                ====
Cheung Kong
  Investors..........  Series E Preferred Stock            --                 --               --                  --
                       Series D Preferred Stock       872,727          3,436,237              8.9                 8.9
                                                                      ----------             ----                ----
  Total..............                                                  3,436,237              8.9                 8.9
                                                                      ==========             ====                ====
Apex Investors.......  Series E Preferred Stock            --                 --               --                  --
                       Series D Preferred Stock            --                 --               --                  --
                                                                      ----------             ----                ----
  Total..............                                                         --               --                  --
                                                                      ==========             ====                ====
Other Holders........  Series E Preferred Stock            --                 --                                   --
                       Series D Preferred Stock       770,405          3,029,968              7.9                 7.9
                       Common Stock                21,388,848         21,388,848             55.6                55.6
                       Warrants and Options        14,677,377         14,677,377               --                  --
                                                                      ----------             ----                ----
  Total..............                                                 39,096,193             63.4                63.4
                                                                      ==========             ====                ====

                                    TABLE II


        SECURITIES OWNED AS OF APRIL 28, 2004 -- AFTER GIVING EFFECT TO

             CONVERSION OF CONVERTIBLE NOTES IN PRIVATE PLACEMENTS


                                                                                        PERCENTAGE OF
                                                                  NUMBER OUTSTANDING      BENEFICIAL        PERCENTAGE OF OUR
                                                                  ON AN AS CONVERTED      OWNERSHIP            VOTING POWER
                                                  ACTUAL NUMBER    TO COMMON STOCK      REPRESENTED BY        REPRESENTED BY
                                CLASS              OUTSTANDING       BASIS(A)(B)       SECURITIES OWNED   SECURITIES OWNED(A)(B)
                       ------------------------   -------------   ------------------   ----------------   ----------------------
General Atlantic
 Investors...........  Series E Preferred Stock     7,333,333          7,333,333              6.1                   7.9
                       Series D Preferred Stock     2,545,455         28,062,615             23.3                  12.2
                       Warrants to Purchase
                       Common Stock                   625,000            625,000              0.5                   0.8
                                                                      ----------             ----                  ----
 Total...............                                                 36,020,948             30.0                  20.8
                                                                      ==========             ====                  ====
Cheung Kong
 Investors...........  Series E Preferred Stock    21,863,333         21,863,333             18.2                  23.4
                       Series D Preferred Stock       872,727          9,621,463              8.0                   4.2
                                                                      ----------             ----                  ----
 Total...............                                                 31,484,796             26.2                  27.6
                                                                      ==========             ====                  ====
Apex Investors.......  Series E Preferred Stock    11,094,735         11,094,735              9.2                  10.4
                       Series D Preferred Stock            --                 --               --                    --
                                                                      ----------             ----                  ----
 Total...............                                                 11,094,735              9.2                  10.4
                                                                      ==========             ====                  ====
Other Holders........  Series E Preferred Stock    12,536,346         12,536,346             10.4                  11.9
                       Series D Preferred Stock       701,256          7,725,052              6.4                   3.3
                       Common Stock                21,388,848         21,388,848             17.8                  26.0
                       Warrants and Options        14,677,377         14,677,377               --                    --
                                                                      ----------             ----                  ----
 Total...............                                                 56,327,623             34.6                  41.2
                                                                      ==========             ====                  ====

                                   TABLE III

      SECURITIES OWNED AFTER RIGHTS OFFERING -- APPROXIMATELY $21 MILLION
                      SUBSCRIPTION BY COMMON SHAREHOLDERS


                                                                                        PERCENTAGE OF
                                                                  NUMBER OUTSTANDING      BENEFICIAL        PERCENTAGE OF OUR
                                                                  ON AN AS CONVERTED      OWNERSHIP            VOTING POWER
                                                  ACTUAL NUMBER    TO COMMON STOCK      REPRESENTED BY        REPRESENTED BY
                                CLASS              OUTSTANDING       BASIS(A)(B)       SECURITIES OWNED   SECURITIES OWNED(A)(B)
                       ------------------------   -------------   ------------------   ----------------   ----------------------
General Atlantic
 Investors...........  Series E Preferred Stock     7,333,333          7,333,333              5.5                   6.8
                       Series D Preferred Stock     2,545,455         28,062,615             20.9                  10.6
                       Warrants to Purchase
                       Common Stock                   625,000            625,000              0.5                   0.7
                                                                      ----------             ----                  ----
 Total...............                                                 36,020,948             26.8                  18.1
                                                                      ==========             ====                  ====
Cheung Kong
 Investors...........  Series E Preferred Stock    21,863,333         21,863,333             16.3                  20.4
                       Series D Preferred Stock       872,727          9,621,463              7.2                   3.6
                                                                      ----------             ----                  ----
 Total...............                                                 31,484,796             23.5                  24.0
                                                                      ==========             ====                  ====
Apex Investors.......  Series E Preferred Stock    11,094,735         11,094,735              8.3                   9.1
                       Series D Preferred Stock            --                 --               --                    --
                                                                      ----------             ----                  ----
 Total...............                                                 11,094,735              8.3                   9.1
                                                                      ==========             ====                  ====
Other Holders........  Series E Preferred Stock    26,536,346         26,536,346             19.8                  23.4
                       Series D Preferred Stock       701,256          7,725,052              5.8                   2.9
                       Common Stock                21,388,848         21,388,848             15.9                  22.6
                       Warrants and Options        14,677,377         14,677,377               --                    --
                                                                      ----------             ----                  ----
 Total...............                                                 70,327,623             41.5                  48.9
                                                                      ==========             ====                  ====

                                    TABLE IV

      SECURITIES OWNED AFTER RIGHTS OFFERING -- APPROXIMATELY $21 MILLION SUBSCRIPTION BY GENERAL ATLANTIC INVESTORS AND CHEUNG KONG INVESTORS


                                                                                    PERCENTAGE OF
                                                              NUMBER OUTSTANDING      BENEFICIAL        PERCENTAGE OF OUR
                                                              ON AN AS CONVERTED      OWNERSHIP            VOTING POWER
                          CLASS SERIES E      ACTUAL NUMBER    TO COMMON STOCK      REPRESENTED BY        REPRESENTED BY
                            PREFERRED          OUTSTANDING       BASIS(A)(B)       SECURITIES OWNED   SECURITIES OWNED(A)(B)
                       --------------------   -------------   ------------------   ----------------   ----------------------
General Atlantic
  Investors..........
                       Series E Preferred
                       Stock                   15,033,333         15,033,333             11.2                  14.0
                       Series D Preferred
                       Stock                    2,545,455         28,062,615             20.9                  10.5
                       Warrants to Purchase
                       Common Stock               625,000            625,000              0.5                   0.7
                                                                  ----------             ----                  ----
  Total..............                                             43,720,948             32.6                  25.2
                                                                  ==========             ====                  ====
Cheung Kong
  Investors..........
                       Series E Preferred
                       Stock                   28,163,333         28,163,333             21.0                  26.2
                       Series D Preferred
                       Stock                      872,727          9,621,463              7.2                   3.6
                                                                  ----------             ----                  ----
  Total..............                                             37,784,796             28.1                  29.9
                                                                  ==========             ====                  ====
Apex Investors.......
                       Series E Preferred
                       Stock                   11,094,735         11,094,735              8.3                   9.1
                       Series D Preferred
                       Stock                           --                 --               --                    --
                                                                  ----------             ----                  ----
  Total..............                                             11,094,735              8.2                   9.0
                                                                  ==========             ====                  ====
Other Holders........
                       Series E Preferred
                       Stock                   12,536,346         12,536,346              9.3                  10.3
                       Series D Preferred
                       Stock                      701,256          7,725,052              5.8                   2.9
                       Common Stock            21,388,848         21,388,848             15.9                  22.6
                       Warrants and Options    14,677,377         14,677,377               --                    --
                                                                  ----------             ----                  ----
  Total..............                                             56,327,623             31.0                  35.8
                                                                  ==========             ====                  ====


---------------

(a)In order to comply with NASD voting rules, the voting power of the Series E preferred stock may be impaired. The percentage of voting power represented by the Series E preferred stock in the table above assumes holders of Series E preferred stock will be entitled to 0.8823529 votes for each share of Series E preferred stock based on the most recent closing bid price of our common stock of $1.70 as of November 18, 2003, the date we entered into the November 2003 convertible note purchase and exchange agreement. The actual voting formula for each share of Series E preferred stock will be the sum of $1.50 plus all accrued dividends for such share divided by the "voting conversion amount." The "voting conversion amount" will be equal to the lower of (i) $1.70, (ii) the most recent closing bid price of the common stock as of the date the Series E preferred stock is first issued and (iii) the average closing bid prices for the five trading days prior to the date the Series E preferred stock is first issued; provided, however, the voting conversion amount will not be less than $1.50. The voting conversion amount will be determined on the date the Series E preferred stock is first issued and, once determined, will remain the same (subject to adjustment for stock splits, subdivisions, reclassifications, distributions and similar transactions). Pursuant to the terms of the Series E preferred stock, the number of shares of common stock into which the Series E preferred stock is convertible and the percentages of beneficial ownership and voting power represented by the shares of Series E preferred stock will increase as dividends accrue on the Series E preferred stock.

(b)In order to comply with NASD voting rules, the voting power of the Series D preferred stock will be impaired after its terms are amended. As reflected in the table above, for each share of Series D preferred stock, the holder will initially be entitled to approximately 3.86342 votes. Although the voting conversion ratio will remain the same (subject to adjustment for stock splits, subdivisions, reclassifications, distributions and similar transactions), pursuant to the terms of the Series D preferred stock, the number of shares of common stock into which the Series D preferred stock is convertible and the percentages of beneficial ownership and voting power represented by the shares of Series D preferred stock will increase as dividends accrue on the Series D preferred stock following the amendment.

     Following the consummation of the private placements and the proposed rights offering, it is highly likely that the General Atlantic Investors, the Cheung Kong Investors and the Apex Investors, collectively, will control a sufficient percentage of our outstanding voting power to elect all of our directors. Accordingly, the General Atlantic Investors, the Cheung Kong Investors and the Apex Investors, collectively, thereafter will be able to exert a controlling influence over the formulation and implementation of our corporate strategies and policies. The General Atlantic Investors, the Cheung Kong Investors and the Apex Investors are unaffiliated, unrelated and do not constitute a group.

WHOM SHOULD I CALL IF I HAVE ANY QUESTIONS?

     All questions and requests for assistance in voting your shares may be directed to Georgeson Shareholder Communications Inc. at (800) 843-1451 (toll-free) or (212) 440-9000 (call collect) from 9 a.m. to 11 p.m., New York City time, Monday through Friday, and from 10:00 a.m. to 4:00 p.m., New York City time, on Saturday.

                           THE PRIVATE PLACEMENTS --
                         PROPOSAL 1 THROUGH PROPOSAL 5

NATURE OF PROPOSAL 1 THROUGH PROPOSAL 5.

     Our board of directors is asking you to vote upon five proposals, in connection with the November 2003 convertible note purchase and exchange agreement and the January 2004 convertible note purchase agreement, to approve:

     Proposal 1 The issuance of approximately 7.3 million shares of Series E preferred stock with a price per share of $1.50 to the General Atlantic Investors, issuable upon conversion of $11 million principal amount and interest of convertible secured notes, and such additional shares of Series E preferred stock as they may purchase in connection with the proposed rights offering;

     Proposal 2 The issuance of approximately 10 million shares of Series E preferred stock with a price per share of $1.50 to the January 2004 Investors, issuable upon conversion of $15 million principal amount of convertible secured notes;

     Proposal 3 The issuance of approximately 12.3 million shares of Series E preferred stock with a price per share of $1.50 to the March 2004 Investors, issuable upon conversion of $18.5 million principal amount of convertible secured notes;

     Proposal 4 The issuance of approximately 21.9 million shares of Series E preferred stock with a price per share of $1.50 to the Cheung Kong Investors, issuable upon exchange of approximately $32.8 million principal amount of 5 3/4% convertible subordinated notes, and such additional shares of Series E preferred stock as they may purchase in connection with the proposed rights offering; and

     Proposal 5 The amendment of warrants to purchase 625,000 shares of common stock held by members of the General Atlantic Investors that reduces the exercise price per share from $4.20 to $1.50.

     The General Atlantic Investors and the Cheung Kong Investors are the lead investors in a private placement of our securities that occurred in November 2003. The General Atlantic Investors consist of General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC and GAPCO GmbH & Co. KG. The Cheung Kong Investors consist of Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited. Members of the General Atlantic Investors and the Cheung Kong Investors are current shareholders of Critical Path. The General Atlantic Investors and the Cheung Kong Investors are unaffiliated, unrelated and do not constitute a group.

     The Apex Investors are the lead investors in private placements of our securities that occurred in January and March 2004. The Apex Investors consist of Permal U.S. Opportunities Partners, L.P., Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited and Zaxis Partners, L.P. and Guggenheim Portfolio Company XIII.

     The investors in the January 2004 private placement consist of the Apex Investors (except for Guggenheim Portfolio Company XIII) and Passport Master Fund, L.P. and are collectively referred to as the January 2004 Investors. The Apex Investors and Passport Master Fund, L.P. are unaffiliated, unrelated and do not constitute a group.

     The investors in the March 2004 private placement consist of the Apex Investors, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., the Criterion Investors and Capital Ventures International and are collectively referred to as the March 2004 Investors. The Criterion Investors consist of Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional and Criterion Capital Partners, L.P. The Apex Investors, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., the Criterion Investors and Capital Ventures International are unaffiliated, unrelated and do not constitute a group.


     None of these proposals will be implemented unless our shareholders approve each of the proposals in this proxy statement. In addition, the approval of each of the proposals in this proxy statement is a requirement for the closing of the proposed rights offering to our common shareholders as of April 30, 2004.


BACKGROUND.

     November 2003 private placement. In July 2003, our board of directors established the strategic alternatives committee of our board of directors, consisting of Messrs. Ross Dove, Wm. Christopher Gorog and Steven R. Springsteel, and engaged a financial advisor to assist the committee in identifying and evaluating our strategic alternatives. The strategic alternatives committee met together with representatives of our management on August 11, 2003, August 22, 2003 and October 2, 2003 to evaluate our financing and strategic alternatives. We focused our efforts on a private placement to selected investors, and we evaluated the likelihood of a sale of the Company or the sale of selected assets of the Company.

     In October 2003, we entered into negotiations with the investors in the November 2003 private placement. The negotiations were initiated and led by the General Atlantic Investors, who asked whether the Cheung Kong Investors would also invest in the proposed financing. The Cheung Kong Investors expressed an interest in investing in a financing led by the General Atlantic Investors by exchanging their 5 3/4% convertible subordinated notes for shares of our preferred equity.

     In October 2003, we received a draft term sheet from the General Atlantic Investors regarding the proposed November 2003 private placement. Our board of directors met together with representatives of our management and legal counsel on October 28, 2003 to evaluate the term sheet, our financing and strategic alternatives and whether there were alternative transactions available to us.

     Negotiations regarding the term sheet continued and, on November 14, 2003, we reached preliminary agreement with the General Atlantic Investors on a term sheet. On November 14, 2003, the strategic alternatives committee met again, together with representatives of our management and legal counsel, to discuss alternative terms of the November 2003 private placement as described below and the proposed rights offering. The strategic alternatives committee also considered whether there were alternatives available to us.

     In early November 2003, we engaged Duff & Phelps, LLC to deliver an opinion that the November 2003 private placement (including the additional 10 million shares of Series E preferred stock that are issuable in connection with the January 2004 private placement) and the proposed rights offering are fair to our public common shareholders from a financial point of view.

     On November 17, 2003, our board of directors met together with representatives of our management and legal counsel to consider the November 2003 private placement and the proposed rights offering described below. After extensive discussion of the terms and conditions, a review of the absence of alternative financing or other strategic prospects and the receipt of advice from Duff & Phelps, LLC, our board of directors (excluding Mr. William E. McGlashan, who is a managing member of Vectis CP Holdings, LLC, an owner of shares of our Series D preferred stock, and the former chief executive officer of Critical Path until his resignation from that office at the end of March 2004; Mr. William E. Ford, who abstained because of his relationship with the General Atlantic Investors; and Mr. Raul J. Fernandez, a former member of our board of directors, who abstained because of his relationship with the General Atlantic Investors) approved the continued negotiation and finalization of the proposed November 2003 private placement and, subject to shareholder approval and the closing of the November 2003 private placement, the proposed rights offering. On November 17, 2003, our board of directors met again to consider the November 2003 private placement. After receiving the opinion of Duff & Phelps, LLC that the November 2003 private placement (including the additional 10 million shares of Series E preferred stock that are issuable in connection with the January 2004 private placement) and the proposed rights offering are fair to our public common shareholders from a financial point of view, the board of directors (excluding the Messrs. McGlashan, Ford and Fernandez) approved the November 2003 private placement and the proposed rights offering described below.


     On November 18, 2003, we entered into the November 2003 convertible note purchase and exchange agreement with the General Atlantic Investors and the Cheung Kong Investors that provided for the issuance and sale by us to the General Atlantic Investors of $10 million in principal amount of 10% convertible secured notes that will, including $1 million of interest, convert into approximately 7.3 million shares of Series E preferred stock upon shareholder approval and certain filings with the California Secretary of State. The convertible secured notes were issued and sold for cash to the General Atlantic Investors on November 26, 2003. In addition, pursuant to the November 2003 convertible note purchase and exchange agreement, the Cheung Kong Investors are obligated to exchange approximately $32.8 million face value of our outstanding 5 3/4% convertible subordinated notes for approximately 21.9 million shares of Series E preferred stock, also upon shareholder approval and certain filings with the California Secretary of State.

     January 2004 private placement. The November 2003 private placement provided that, for a period of 12 months following the date shares of Series E preferred stock were first issued and as part of the private placement, we would have the right to sell up to an additional 10 million shares of Series E preferred stock to undetermined investors at a price per share equal to $1.50. Our financial advisor identified for us qualified institutional investors for the placement of those additional shares.

     In January 2004, we entered into negotiations with the investors in the January 2004 private placement who expressed interest in purchasing the additional 10 million shares of Series E preferred stock as provided in the November 2003 private placement. The negotiations were led by the Apex Investors. Passport Master Fund, L.P. also expressed interest in investing in the proposed financing.

     In lieu of purchasing the additional 10 million shares of Series E preferred stock, the January 2004 Investors purchased for $15 million in cash an equal amount in principal of 10% convertible secured notes that will convert into approximately 10 million shares of Series E preferred stock upon shareholder approval and certain filings with the California Secretary of State. The terms of the Series E preferred stock into which the 10% convertible secured notes are convertible are to be the same as those contained in the certificate of determination of preferences of Series E preferred stock.

     Negotiations regarding the definitive documentation began on January 9, 2004. On January 16, 2004, by unanimous written consent, our board of directors approved the January 2004 private placement described below. On January 16, 2004, we entered into the January 2004 convertible note purchase agreement with the January 2004 Investors and issued and sold for cash to the January 2004 Investors convertible secured notes in principal amount of $15 million. The convertible secured notes issued in the January 2004 private placement to the January 2004 Investors will convert into approximately 10 million shares of Series E preferred stock upon shareholder approval and certain filings with the California Secretary of State.

     March 2004 private placement. In February 2004, our board of directors determined additional financing was necessary and evaluated different financing alternatives and subsequently approved the March 2004 private placement on substantially similar terms and conditions as the January 2004 private placement. Our financial advisor identified for us qualified institutional investors for the private placement which included some of the investors from the January 2004 private placement.

     In late February and early March 2004, we entered into negotiations with the investors in the March 2004 private placement. The negotiations were led by the Apex Investors. Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., the Criterion Investors and Capital Ventures International also expressed interest in investing in the proposed financing.

     On March 9, 2004, we entered into the March 2004 convertible note purchase agreement with the March 2004 Investors and issued and sold for cash to the March 2004 Investors $18.5 million in principal amount of 10% convertible secured notes that will convert into approximately 12.3 million shares of Series E preferred stock upon shareholder approval and certain filings with the California Secretary of State. The terms of the Series E preferred stock into which the 10% convertible secured notes are convertible are to be the same as those contained in the certificate of determination of preferences of Series E preferred stock.

OVERVIEW.

     The primary purpose of the private placements is to retire approximately $4.9 million of our senior indebtedness, which we have already done, and approximately $32.8 million of outstanding notes, both by raising capital and through the exchange by the Cheung Kong Investors of their 5 3/4% convertible subordinated notes for shares of Series E preferred stock, as well as to provide additional capital for other general purposes and working capital. You should review our financial statements for the year ended December 31, 2003 which are incorporated by reference into and delivered with this proxy statement. See the section entitled "Incorporation of Certain Documents by Reference" on page 68 of this proxy statement for more information about documents incorporated by reference into this proxy statement.

     The General Atlantic Investors and the Cheung Kong Investors are the lead investors in the November 2003 private placement. The General Atlantic Investors consist of General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC and GAPCO GmbH & Co. KG. The Cheung Kong Investors consist of Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited. Members of the General Atlantic Investors and the Cheung Kong Investors are current shareholders of Critical Path. The General Atlantic Investors and the Cheung Kong Investors are unaffiliated, unrelated and do not constitute a group.

     Mr. William E. Ford, a member of our board of directors, is a managing member at General Atlantic Partners, LLC, an affiliate of the General Atlantic Investors. At the time the November 2003 private placement was approved by our board of directors, Mr. Raul J. Fernandez was a member of our board of directors and a special advisor to General Atlantic Partners, LLC. Messrs. Ford and Fernandez abstained from voting on the November 2003 private placement and the proposed rights offering described below because of their relationship with the General Atlantic Investors.

     As a condition to the execution of the November 2003 convertible note purchase and exchange agreement providing for the November 2003 private placement, the General Atlantic Investors and the Cheung Kong Investors agreed to vote all of their shares of Series D preferred stock in favor of approval of each of the proposals in this proxy statement. The General Atlantic Investors and the Cheung Kong Investors are unaffiliated, unrelated and do not constitute a group.

REASONS FOR SHAREHOLDER APPROVAL.

     Our common stock is listed on the Nasdaq National Market, and, as a result, we are subject to Nasdaq's marketplace rules. We are required to seek shareholder approval for the private placements and the issuance of shares of Series E preferred stock, if any, to the General Atlantic Investors, the Cheung

Kong Investors, the January 2004 Investors and the March 2004 Investors, as the case may be, in connection with the proposed rights offering to comply with Rule 4350 of the Nasdaq rules. Nasdaq Rule 4350 requires shareholder approval in connection with the issuance of securities that could result in a "change of control" of an issuer. In addition, Nasdaq Rule 4350 requires shareholder approval prior to the issuance of securities under certain circumstances, including in connection with a transaction involving the sale or issuance of common stock at a price below the book value or market value, where the amount of stock being issued is equal to 20% or more of the issuer's common stock outstanding before such issuance. Finally, Nasdaq Rule 4350 also requires shareholder approval in connection with certain issuances of securities to officers or directors of the issuer at a price below the book value or market value. On March 23, the closing sales price for Critical Path common stock on the Nasdaq National Market was $1.91. Because the shares of Series E preferred stock issued in the private placements are convertible into common stock, the private placements are considered an issuance of securities below market value because the implied purchase price of $1.50 for a share of Series E preferred stock was below the closing price of our common stock on Nasdaq.

     The shareholders are being asked to approve the issuance and sale by Critical Path of approximately 7.3 million shares of Series E preferred to the General Atlantic Investors that are issuable upon the conversion by the General Atlantic Investors of their $11 million in principal amount and interest of convertible secured notes and the issuance of shares of Series E preferred stock, if any, to the General Atlantic Investors in connection with the proposed rights offering. The shareholders are also being asked to approve the issuance and sale of approximately 21.9 million shares of Series E preferred stock to the Cheung Kong Investors that are issuable upon exchange of approximately $32.8 million face value of our outstanding 5 3/4% convertible subordinated notes and the issuance of shares of Series E preferred stock, if any, to the Cheung Kong Investors in connection with the proposed rights offering. In addition, the shareholders are being asked to approve the issuance and sale by Critical Path of approximately 10 million shares of Series E preferred to the January 2004 Investors that are issuable upon the conversion by the January 2004 Investors of their $15 million in principal amount and interest of convertible secured notes. In addition, the shareholders are being asked to approve the issuance and sale by Critical Path of approximately 12.3 million shares of Series E preferred to the March 2004 Investors that are issuable upon the conversion by the March 2004 Investors of their $18.5 million in principal amount and interest of convertible secured notes. The purchase price per share of Series E preferred stock is $1.50 in each circumstance. Finally, the shareholders are being asked to approve amendments to warrants to purchase common stock held by members of the General Atlantic Investors that reduce the exercise price per share of the warrants to $1.50. These warrants were issued to members of the General Atlantic Investors in a previous round of financing in December 2001.

     First, the private placements and the issuance of shares of Series E preferred stock, if any, to the General Atlantic Investors, the Cheung Kong Investors, the January 2004 Investors and the March 2004 Investors, as the case may be, in connection with the proposed rights offering would be considered a "change of control" of Critical Path as defined under Nasdaq's rules and guidance.


     Second, because the shares issued in the private placements are convertible into common stock, the private placements and the issuance of shares of Series E preferred stock, if any, to the General Atlantic Investors, the Cheung Kong Investors, the January 2004 Investors and the March 2004 Investors, as the case may be, in connection with the proposed rights offering will result in the issuance of more than 20% of our outstanding common stock at a price below the market value. The General Atlantic Investors and the Cheung Kong Investors are currently our largest shareholders. Assuming the conversion of approximately $42.8 million principal amount of outstanding convertible notes held by the General Atlantic Investors and the Cheung Kong Investors and the amendment of the terms of our Series D preferred stock, both of which are a condition to the consummation of the private placements and the proposed rights offering, as of April 28, 2004, the General Atlantic Investors own 20.8% of our outstanding voting power and the Cheung Kong Investors own approximately 27.6% of our outstanding voting power (assuming exercise in full of the warrants to purchase up to 625,000 shares of common stock held by members of the General Atlantic Investors). Assuming the conversion of $16.25 million principal amount of outstanding convertible notes held by the Apex Investors, as of April 28, 2004, the Apex Investors own 10.4% of our outstanding voting power. Following the completion of the private placements and the issuance of shares of Series E preferred stock, if any, to the General Atlantic Investors, the Cheung Kong Investors, the January 2004 Investors and the March 2004 Investors, as the case may be, in connection with the proposed rights offering, the General Atlantic Investors, the Cheung Kong Investors and the Apex Investors would hold the requisite percentage of our outstanding shares of stock so as to permit them, if they chose to act in concert, to take actions requiring shareholder approval without obtaining the approval of our other shareholders. The General Atlantic Investors, the Cheung Kong Investors and the Apex Investors are unaffiliated, unrelated and do not constitute a group.


     Third, two of our directors, Messrs. Ford and Currie, have a relationship with the General Atlantic Investors, who are participating in the November 2003 private placement. Accordingly, we are seeking shareholder approval in compliance with Nasdaq Rule 4350.

     Under the California Corporations Code and under the terms of our amended and restated articles of incorporation, the approval and adoption of the amendment to our amended and restated articles of incorporation to increase the authorized number of shares of common stock and preferred stock and the approval and adoption of the amended and restated certificate of determination of preferences of Series D preferred stock require the affirmative vote of the holders of a majority of the outstanding shares of common stock and the votes represented by the Special Voting Share (excluding the shares of Series D preferred stock), voting together as a class, and the outstanding shares of Series D preferred stock, voting separately as a class. See the question entitled "How many votes do the common shareholders have?" on page 7 of this proxy statement for further information on the common stock issuable upon the conversion or exchange of specified securities.


     The General Atlantic Investors and the Cheung Kong Investors, who held 10,026,733 shares and 3,437,735 shares, respectively, of our Series D preferred stock (on an as converted to common stock basis), or approximately 26.0% and 8.9%, respectively, of our outstanding voting power, as of April 30, 2004, have agreed, solely in their capacity as Critical Path shareholders, to vote their shares of our Series D preferred stock in favor of each of the proposals in this proxy statement. The General Atlantic Investors and the Cheung Kong Investors are unaffiliated, unrelated and do not constitute a group.



     Only shareholders of record of our common stock (including shares of common stock represented by the Special Voting Share related to our Nova Scotia subsidiary) at the close of business on April 30, 2004 will be entitled to vote at the special meeting and any adjournments or postponements of the meeting. This proxy statement is being mailed to you because our records show that you were a shareholder of record of our common stock on April 30, 2004.


SUMMARY OF THE TERMS OF THE PRIVATE PLACEMENTS.

     The following is a summary of the terms of the November 2003 private placement and the January 2004 private placement and the provisions of the transaction documents relating to the private placements. In each case, the private placement of our Series E preferred stock is intended to be exempt from the registration requirements of the Securities Act of 1933, and we expect to rely upon Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act for an exemption from registration.

     THIS SUMMARY OF THE TERMS OF THE PRIVATE PLACEMENTS IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE TRANSACTIONS; HOWEVER, IT IS NOT A SUBSTITUTE FOR REVIEWING THE TRANSACTION DOCUMENTS. YOU SHOULD READ THIS SUMMARY IN CONJUNCTION WITH THE TRANSACTION DOCUMENTS ATTACHED TO THIS PROXY STATEMENT.

NOVEMBER 2003 PRIVATE PLACEMENT.

 NOVEMBER 2003 CONVERTIBLE NOTE PURCHASE AND EXCHANGE AGREEMENT.

     The following summary of the provisions of the November 2003 convertible note purchase and exchange agreement, dated as of November 18, 2003, between Critical Path, the General Atlantic Investors and the Cheung Kong Investors, is qualified in its entirety by the November 2003 convertible note purchase and exchange agreement and the amendments to that agreement attached to this proxy statement as APPENDIX A and incorporated by reference into this proxy statement.

     On November 18, 2003, we entered into a convertible note purchase and exchange agreement with investors that provided for the issuance and sale by us to the General Atlantic Investors of $10 million in principal amount of convertible secured notes that will, including $1 million of interest, convert into approximately 7.3 million shares of Series E preferred stock upon shareholder approval and certain filings with the California Secretary of State. On November 26, 2003, we sold and issued convertible secured notes to the General Atlantic Investors. Shortly thereafter, we repaid the outstanding amount of $4.9 million on our credit facility with Silicon Valley Bank.

     In addition, pursuant to the November 2003 convertible note purchase and exchange agreement, the Cheung Kong Investors are obligated to exchange approximately $32.8 million face value of our outstanding 5 3/4% convertible subordinated notes for approximately 21.9 million shares of Series E preferred stock, also upon receipt of shareholder approval and certain filings with the California Secretary of State.

     On November 26, 2003, we sold and issued convertible secured notes to the General Atlantic Investors. After receipt of shareholder approval at the special meeting and after making certain filings with the California Secretary of State:

     - the General Atlantic Investors will convert the $11 million in principal amount and interest of the convertible secured notes into approximately
       7.3 million shares of Series E preferred stock;

     - the Cheung Kong Investors will exchange approximately $32.8 million face value of our outstanding 5 3/4% convertible subordinated notes for approximately 21.9 million shares of Series E preferred stock; and

     - we will conduct a proposed rights offering of up to $21 million to our common shareholders of shares of Series E preferred stock. The price per share of the Series E preferred stock will be $1.50 in each circumstance.

     The aggregate purchase price paid by the General Atlantic Investors to Critical Path for the convertible secured notes on November 26, 2003 is $10 million. The aggregate purchase price to be paid by the Cheung Kong Investors to Critical Path for the shares of Series E preferred stock at a subsequent closing of the November 2003 private placement is in the form of approximately $32.8 million face value of our outstanding 5 3/4% convertible subordinated notes.

     If our shareholders approve each of the proposals in this proxy statement, we will file an amended and restated certificate of determination of preferences of Series D preferred stock to amend the terms of the shares of Series D preferred stock as discussed below. In addition, we and members of the General Atlantic Investors holding warrants to purchase up to 625,000 shares of common stock will enter into amendments that reduce the exercise price per share of the warrants to $1.50.

     The primary purpose of the November 2003 private placement is to retire approximately $4.9 million of our senior indebtedness, which we have already done, and approximately $32.8 million of outstanding notes, both by raising capital and through the exchange by the Cheung Kong Investors of their 5 3/4% convertible subordinated notes for shares of Series E preferred stock, as well as to provide additional capital for other general corporate purposes and working capital. Shortly following November 26, 2003, we repaid the outstanding amount of $4.9 million on our credit facility with Silicon Valley Bank.

     The General Atlantic Investors and the Cheung Kong Investors, who held 10,026,733 shares and 3,437,735 shares, respectively, of our Series D preferred stock (on an as converted to common stock basis), or approximately 26.0% and 8.9%, respectively, of our outstanding voting power, as of April 30, have agreed, solely in their capacity as Critical Path shareholders, to vote their shares of our Series D preferred stock in favor of each of the proposals in this proxy statement. The General Atlantic Investors and the Cheung Kong Investors are unaffiliated, unrelated and do not constitute a group.



     The General Atlantic Investors and the Cheung Kong Investors are currently our largest groups of shareholders. Assuming the conversion of approximately $42.8 million principal amount of outstanding convertible notes held by the General Atlantic Investors and the Cheung Kong Investors and the amendment of the terms of our Series D preferred stock, both of which are a condition to the consummation of the private placements and the proposed rights offering, as of April 28, 2004, the General Atlantic Investors will own 20.8% of our outstanding voting power and the Cheung Kong Investors will own approximately 27.6% of our outstanding voting power (as of April 28, 2004 and assuming exercise in full of the warrants to purchase up to 625,000 shares of common stock held by members of the General Atlantic Investors).


     Representations, warranties and covenants. The November 2003 convertible note purchase and exchange agreement contains representations and warranties and covenants that are customary in transactions of this kind.

     Terms of the convertible secured notes issued to the General Atlantic Investors. The following summary of the provisions of the convertible secured notes issued to the General Atlantic Investors is qualified in its entirety by the convertible secured note attached to this proxy statement as APPENDIX B and incorporated by reference into this proxy statement.

     The convertible secured notes issued to the General Atlantic Investors accrue interest at a simple annual interest rate of 10%. Upon shareholder approval and certain filings with the California Secretary of State, the convertible secured notes are convertible into shares of Series E preferred stock at a price per share of $1.50. The convertible secured notes issued to the General Atlantic Investors mature upon the earlier of:

     - an event of default;

     - the closing of the sale of any of the assets of Critical Path or any of its subsidiaries, except for sales of assets not in excess of $1 million, in the ordinary course of business, where the proceeds are used to purchase new assets and other similar exceptions;

     - a change of control;

     - any financing transaction where Critical Path raises an aggregate of at least $40 million (excluding the proposed rights offering); or

     - November 26, 2007.

     A change of control includes, among other events, any merger, consolidation or other business combination transaction in which the shareholders owning a majority of our voting securities do not own a majority of our voting securities of the surviving entity, any tender, exchange or other offer whereby any person obtains a majority of the voting securities, any proxy contest in which a majority of our board of directors prior to such contest do not constitute a majority of our board of directors after such contest or any other transaction that triggers the issuance of rights pursuant to our preferred stock rights agreement (unless waived by our board of directors).

     No prepayment of the convertible secured notes issued to the General Atlantic Investors is allowed, and the convertible secured notes are senior to all of our indebtedness, except that the convertible secured notes issued to the General Atlantic Investors (a) rank pari passu with the convertible secured notes issued to the January 2004 Investors and the March 2004 Investors and (b) subordinate to our credit facility with Silicon Valley Bank. The convertible secured notes issued to the General Atlantic Investors are secured by all of our assets and the assets of one of our subsidiaries, Compass Holding Corp. In addition, the convertible secured notes issued to the General Atlantic Investors are guaranteed by Compass Holding Corp.

     The November 2003 convertible note purchase and exchange agreement and the convertible secured notes issued to the General Atlantic Investors contain affirmative and negative covenants that are customary in transactions of this kind, including restrictions on the incurrence of indebtedness, limitations on liens, restricted payments, financial covenants and other similar covenants. The convertible secured notes issued to the General Atlantic Investors contain antidilution protection with respect to their conversion into shares of Series E preferred stock.

     Terms of the Series E preferred stock. The following summary of the terms of the shares of Series E preferred stock is qualified in its entirety by the certificate of determination of preferences of Series E preferred stock attached to this proxy statement as APPENDIX C and incorporated by reference into this proxy statement.

     If our shareholders approve each of the proposals in this proxy statement, we will file a certificate of determination of preferences of Series E preferred stock, the terms of which are discussed below.

     Each share of Series E preferred stock will be convertible at any time at the option of the holder into the number of shares of common stock derived by dividing (a) the purchase price of the Series E preferred stock plus all accrued dividends by (b) $1.50, subject to certain antidilution provisions. The terms of the Series E preferred stock contain protection against dilution if Critical Path effects a subdivision or combination of common stock or in the event of a reclassification, recapitalization, stock split, stock dividend or other distribution payable in securities of Critical Path or any other company.

     With respect to distributions upon a liquidation, the payment of dividends or a change of control, the shares of Series E preferred stock rank senior to all capital stock of Critical Path. In the event of a liquidation or change of control, each share of Series E preferred stock will be paid, prior to the payment of any other equity securities, payments equal to the greater of the purchase price of the Series E preferred stock plus all accrued dividends or the value that would be paid to the holder of the number of shares of common stock into which such shares of Series E preferred stock are convertible immediately prior to the closing of such liquidation or change of control. Dividends on the shares of Series E preferred stock accrue at a simple annual rate of 5 3/4% whether or not declared by our board of directors.

     A change of control includes, among other events, any merger, consolidation or other business combination transaction in which the shareholders owning a majority of our voting securities do not own a majority of our voting securities of the surviving entity, any tender, exchange or other offer whereby any person obtains a majority of the voting securities, any proxy contest in which a majority of our board of directors prior to such contest do not constitute a majority of our board of directors after such contest, sale of all or substantially all of our assets or any other transaction that triggers the issuance of rights pursuant to our preferred stock rights agreement (unless waived by our board of directors).

     The shares of Series E preferred stock may be called for redemption, at the option of Critical Path upon the occurrence of specified events, on or after the third anniversary of the date shares of Series E preferred stock are first issued. If on any date after the third anniversary of the date shares of Series E preferred stock are first issued, the average closing price per share of our common stock, for any 60 consecutive trading days after such third anniversary date, equals or exceeds 400% of the purchase price of the Series E preferred stock plus all accrued dividends, Critical Path has the option to call for redemption, within 30 days following such date, all, but not less than all, of the outstanding shares of Series E preferred stock in cash, at a price per share equal to the purchase price of the Series E preferred stock plus all accrued dividends.

     The shares Series E preferred stock must be called for redemption on the fourth anniversary of the date shares of Series E preferred stock are first issued for an amount equal to the purchase price of the Series E preferred stock plus all accrued dividends.

     Each share of Series E preferred stock entitles its holder to vote at any shareholders meeting, on any matter entitled to be voted on by holders of our common stock, voting together as a single class with other shares entitled to vote on such matters. In order to comply with the voting rules of the National Association of Securities Dealers, Inc. (referred to as the NASD), the voting power of the Series E preferred stock may be impaired. The voting formula for each share of Series E preferred stock will be the sum of $1.50 plus all accrued dividends for such share divided by the "voting conversion amount." The "voting conversion amount" will be equal to the lower of (i) $1.70, (ii) the most recent closing bid price of the common stock as of the date the Series E preferred stock is first issued and (iii) the average closing bid prices for the five trading days prior to the date the Series E preferred stock is first issued; provided, however, the voting conversion amount will not be less than $1.50. The voting conversion amount will be determined on the date the Series E preferred stock is first issued and, once determined, will remain the same (subject to adjustment for stock splits, subdivisions, reclassifications, distributions and similar transactions). Pursuant to the terms of the Series E preferred stock, the number of shares of common stock into which the Series E preferred stock is convertible and the percentages of beneficial ownership and voting power represented by the shares of Series E preferred stock will increase as dividends accrue on the Series E preferred stock.

     In addition, the holders of Series E preferred stock will have additional voting rights with respect to:

     - any amendment to the terms of the Series E preferred stock;

     - any amendment to the number of authorized shares of Series E preferred stock and any issuance of shares of equity securities ranking senior to the Series E preferred stock; or

     - the redemption of any junior equity securities or the payment of dividends to junior equity holders.

     Terms of the amended and restated Series D preferred stock. The following summary of the terms of the amended shares of Series D preferred stock is qualified in its entirety by the certificate of determination of preferences of Series D preferred stock attached to this proxy statement as APPENDIX D and incorporated by reference into this proxy statement.

     In December 2001, we sold 2,162,582 shares of Series D preferred stock to members of the General Atlantic Investors, members of the Cheung Kong Investors and Vectis CP Holdings, LLC at $13.75 per share, for an aggregate of $29.7 million. The securities were sold to finance operations. As part of the same transaction, members of the General Atlantic Investors also exchanged $64.63 million face value of its 5 3/4% convertible subordinated notes, which they had purchased for on the open market for $25.3 million, for 1,837,418 shares of Series D preferred stock. We also issued to members of the General Atlantic Investors warrants to purchase up to an additional 625,000 shares of our common stock. On November 21, 2003, we issued 188,587 shares of Series D preferred stock in connection with a $5.1 million settlement with MBCP PeerLogic, LLC and its affiliates. If shareholders approve the proposals in this proxy statement, we will exchange 69,149 shares of Series D preferred stock issued to MBCP PeerLogic, LLC and its affiliates for 733,333 shares of Series E preferred stock pursuant to the terms of the settlement agreement.

     If our shareholders approve each of the proposals in this proxy statement, we will file an amended and restated certificate of determination of preferences of Series D preferred stock to amend the terms of the shares of Series D preferred stock. The terms of the amended Series D preferred stock are discussed below.

     The holders of Series D preferred stock have agreed to allow us to eliminate the right of the Series D preferred stock to participate on a pro rata basis with common shareholders in any remaining equity (after the full preferential returns to the Series D preferred stock and the Series E preferred stock). In addition, following the date shares of Series E preferred stock are first issued, dividends on the shares of Series D preferred stock will accrue at a simple annual rate of 5 3/4% whether or not declared by our board of directors. The rights of the Series D preferred stock to cumulative dividends at 8% will be eliminated going forward. Thus, assuming we file an amended and restated certificate of determination of preferences of Series D preferred stock to amend the terms of the shares of Series D preferred stock, the shares of

Series D preferred stock will have a preferential return consisting of cumulative dividends at 8%, up to the date shares of Series E preferred stock are first issued, and simple dividends at 5 3/4% thereafter. This is known as Series D Accreted Value.

     The Series D preferred stock contains a preferential return of equity (subordinate to the Series E preferred stock liquidation preference), upon a change of control or the optional redemption by Critical Path, that is equal to the sum of the Series D Accreted Value plus all dividends that would have accrued through the fourth anniversary of the date shares of Series E preferred stock are first issued. This is referred to in this proxy statement as the Series D Accelerated Preference.

     A change of control includes, among other events, any merger, consolidation or other business combination transaction in which the shareholders owning a majority of our voting securities do not own a majority of our voting securities of the surviving entity, any tender, exchange or other offer whereby any person obtains a majority of the voting securities, any proxy contest in which a majority of our board of directors prior to such contest do not constitute a majority of our board of directors after such contest, sale of all or substantially all of our assets or any other transaction that triggers the issuance of rights pursuant to our preferred stock rights agreement (unless waived by our board of directors).

     Subject to the rights and preferences of the Series E preferred stock, with respect to distributions upon a liquidation, the payment of dividends or a change of control, the shares of Series D preferred stock rank senior to all capital stock of Critical Path. In the event of a liquidation, each share of Series D preferred stock will be paid, prior to the payment of any other equity securities (except for the Series E preferred stock), payments equal to the greater of:

     - the Series D Accreted Value;

     - 1.6 times the original purchase price of the Series D preferred stock (or $22 per share); or

     - the amount that would be paid to the holder of the number of shares of common stock into which such shares of Series D preferred stock are convertible immediately prior to the closing of such liquidation.

     In the event of a change of control, each share of Series D preferred stock will be paid, prior to the payment of any other equity securities (except for the Series E preferred stock), payments equal to the greater of:

     - the Series D Accelerated Preference;

     - 1.6 times the original purchase price of the Series D preferred stock (or $22 per share); or

     - the amount that would be paid to the holder of the number of shares of common stock into which such shares of Series D preferred stock are convertible immediately prior to the closing of such change of control.

     The shares of Series D preferred stock may be called for redemption, at the option of Critical Path upon the occurrence of specified events, on or after the third anniversary of the date shares of Series E preferred stock are first issued. If on any date after the third anniversary of the date shares of Series E preferred stock are first issued, the average closing price per share of our common stock, for any 60 consecutive trading days after such third anniversary date, equals or exceeds 400% of the Series D Accelerated Preference, Critical Path has the option to call for redemption, within 30 days following such date, all, but not less than all, of the outstanding shares of Series D preferred stock in cash, at a price per share equal to the Series D Accelerated Preference.

     The shares Series D preferred stock must be called for redemption on the fourth anniversary of the date shares of Series E preferred stock are first issued for an amount equal to the Series D Accreted Value. The redemption rights of the Series D preferred stock are subordinate to the redemption rights of the Series E preferred stock.

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

     The holders of Series D preferred stock are entitled to elect one member to our board of directors. In addition, each share of Series D preferred stock entitles its holder to vote at any shareholders meeting, on any matter entitled to be voted on by holders of our common stock, voting together as a single class with other shares entitled to vote on such matters. In order to comply with the NASD voting rules, the voting power of the Series D preferred stock will be impaired after its terms are amended. For each share of Series D preferred stock, the holder will initially be entitled to approximately 3.86342 votes. Although the voting conversion ratio will remain the same (subject to adjustment for stock splits, subdivisions, reclassifications, distributions and similar transactions), pursuant to the terms of the Series D preferred stock, the number of shares of common stock into which the Series D preferred stock is convertible and the percentages of beneficial ownership and voting power represented by the shares of Series D preferred stock will increase as dividends accrue on the Series D preferred stock following the amendment.

     In addition, the holders of a majority of outstanding shares of Series D preferred stock must approve:

     - any amendment to our articles of incorporation or bylaws;

     - any issuance or authorization of shares of equity securities ranking senior to the Series D preferred stock or any amendment to the number of authorized shares of Series D preferred stock;

     - the redemption of any junior equity securities or the payment of dividends to junior equity holders; or

     - the incurrence of any indebtedness, subject to certain exceptions.

     The amended and restated certificate of determination of preferences of Series D preferred stock will reduce the conversion price of the Series D preferred stock from $4.20 to $1.50. As a result, each share of Series D preferred stock will be convertible at any time at the option of the holder into the number of shares of common stock derived by dividing (a) the Series D Accreted Value by (b) $1.50, subject to certain antidilution provisions. The terms of the Series D preferred stock contain protection against dilution if Critical Path effects a subdivision or combination of common stock or in the event of a reclassification, recapitalization, stock split, stock dividend or other distribution payable in securities of Critical Path or any other company.

     Indemnification. In connection with the November 2003 private placement and the November 2003 convertible note purchase and exchange agreement, we have agreed to indemnify the General Atlantic Investors and the Cheung Kong Investors and their respective members, agents and affiliates for any losses, liabilities, damages, costs and expenses (including the reasonable fees and disbursements of counsel) arising out of a breach by us of our representations, warranties and covenants in the agreements relating to the November 2003 private placement.

     Closing conditions. The obligation of the General Atlantic Investors to convert their convertible secured notes into shares of Series E preferred stock and the Cheung Kong Investors to exchange their 5 3/4% convertible subordinated notes for shares of Series E preferred stock is subject to our fulfillment of certain closing conditions, including, but not limited to, the following:

     - our delivery of amendments to warrants to purchase 625,000 shares of common stock held by members of the General Atlantic Investors that reduce the exercise price per share from $4.20 to $1.50, the form of which is attached to this proxy statement as APPENDIX E;

     - our delivery of an amendment to our preferred stock rights agreement to permit the General Atlantic Investors and the Cheung Kong Investors to participate in the November 2003 private placement without causing the General Atlantic Investors or the Cheung Kong Investors to trigger certain events in the preferred stock rights agreement;

     - our shareholders shall have approved each of the proposals in this proxy statement;

     - we shall have filed with the California Secretary of State (a) an amendment to our current amended and restated articles of incorporation to increase the authorized number of shares of common stock and the authorized number of shares of preferred stock, (b) an amended and restated certificate of determination of preferences of Series D preferred stock and (c) a certificate of determination of preferences of Series E preferred stock; and

     - the issuance of the Series E preferred stock pursuant to the November 2003 private placement, the January 2004 private placement and the March 2004 private placement will be legally permitted by all applicable laws and regulations.

     Any of these conditions may be waived in whole or in part by the General Atlantic Investors and the Cheung Kong Investors.

     Termination. Subject to certain limitations, the November 2003 convertible note purchase and exchange agreement may be terminated:

     - mutually, by the written consent of Critical Path, the General Atlantic Investors and the Cheung Kong Investors; or

     - automatically, if our shareholders do not approve each of the proposals covered by this proxy statement on the first attempt or, in any event, on or prior to August 15, 2004.

     None of Critical Path, the General Atlantic Investors or the Cheung Kong Investors would have any liability arising out of a termination under these circumstances.

     Warrants. As part of the November 2003 private placement, the warrants issued to the General Atlantic Investors in the December 2001 financing will be amended to reduce the exercise price per share from $4.20 to $1.50. The form of the amendment to warrants is attached to this proxy statement as APPENDIX E.

     Third amended and restated registration rights agreement. The following summary of the terms of the third amended and restated registration rights agreement is qualified in its entirety by the third amended and restated registration rights agreement attached to this proxy statement as APPENDIX F and incorporated by reference into this proxy statement.

     As part of the November 2003 private placement, the January 2004 private placement and the March 2004 private placement, upon the conversion by the General Atlantic Investors, the January 2004 Investors and the March 2004 Investors of their convertible secured notes into shares of Series E preferred stock and the exchange by the Cheung Kong Investors of their 5 3/4% convertible subordinated notes into shares of Series E preferred stock, the registration rights agreement, dated November 8, 2001, between Critical Path and members of the General Atlantic Investors and the Cheung Kong Investors will be amended and restated to include the shares of common stock issuable upon conversion of the Series E preferred stock as "registrable securities." Pursuant to the third amended and restated registration rights agreement, the General Atlantic Investors, the Cheung Kong Investors, the January 2004 Investors and the March 2004 Investors will be entitled to the same number of "piggy-back" and "demand" registration rights. Each of the General Atlantic Investors, the Cheung Kong Investors, the January 2004 Investors and the March 2004 Investors will be entitled to make a "demand registration" on the earlier of (a) the consummation of the proposed rights offering, (b) the termination of the proposed rights offering and (c) August 15, 2004. The agreement includes other customary registration rights terms, including, without limitation, those related to registration suspension periods, registration expenses, indemnification and other similar provisions.

     Amended and restated stockholders agreement. The following summary of the terms of the amended and restated stockholders agreement is qualified in its entirety by the amended and restated stockholders agreement attached to this proxy statement as APPENDIX G and incorporated by reference into this proxy statement.

     As part of the November 2003 private placement, upon the conversion by the General Atlantic Investors of their convertible secured notes into shares of Series E preferred stock and the exchange by the Cheung Kong Investors of their 5 3/4% convertible subordinated notes into shares of Series E preferred stock, the stockholders agreement, dated November 8, 2001, between Critical Path and members of the

General Atlantic Investors and the Cheung Kong Investors will be amended and restated to include certain new members of the General Atlantic Investors and the Cheung Kong Investors. As part of the agreement, the Cheung Kong Investors will be entitled to receive the right to elect one member to our board of directors. In addition, the Cheung Kong Investors will have additional approval rights with respect to:

     - any action that results in a deemed dividend to the Series E preferred stock under Section 305 of the Internal Revenue Code of 1986, as amended; and

     - the incurrence of any indebtedness, subject to certain exceptions.

JANUARY 2004 PRIVATE PLACEMENT.

  JANUARY 2004 CONVERTIBLE NOTE PURCHASE AGREEMENT.

     The following summary of the provisions of the January 2004 convertible note purchase agreement, dated as of January 16, 2004, between Critical Path and the January 2004 Investors, is qualified in its entirety by the January 2004 convertible note purchase agreement and the amendment to that agreement attached to this proxy statement as APPENDIX H and incorporated by reference into this proxy statement.

     On January 16, 2004, we entered into a convertible note purchase agreement with the January 2004 Investors, pursuant to which we issued and sold for cash to the January 2004 Investors $15 million in principal amount of convertible secured notes. The primary purpose of the January 2004 private placement was to provide additional capital for general corporate purposes and working capital. The convertible secured notes issued to the January 2004 Investors will convert into approximately 10 million shares of Series E preferred stock upon shareholder approval and certain filings with the California Secretary of State.


     Assuming the conversion of $16.25 million principal amount of outstanding convertible notes issued to the Apex Investors in the January and March 2004 private placements, as of April 28, 2004, the Apex Investors own 10.4% of our outstanding voting power.


     Representations, warranties and covenants. The January 2004 convertible note purchase agreement contains representations and warranties and covenants that are customary in transactions of this kind.

     Terms of the convertible secured notes issued to the January 2004 Investors. The following summary of the provisions of the convertible secured notes issued to the January 2004 Investors is qualified in its entirety by the convertible secured note attached to this proxy statement as APPENDIX I and incorporated by reference into this proxy statement.

     The convertible secured notes issued to the January 2004 Investors accrue interest at a simple annual interest rate of 10%. Upon shareholder approval and certain filings with the California Secretary of State, the convertible secured notes issued to the January 2004 Investors are convertible into shares of Series E preferred stock at a price per share of $1.50. In the event our shareholders do not approve each of the proposals covered by this proxy statement on or prior to August 15, 2004, then, following August 15, 2004, the convertible secured notes issued to the January 2004 Investors are convertible into shares of our common stock at a price per share of $1.65.

     The convertible secured notes issued to the January 2004 Investors mature upon the earlier of:

     - an event of default;

     - the closing of the sale of any of the assets of Critical Path or any of its subsidiaries, except for sales of assets not in excess of $1 million, in the ordinary course of business, where the proceeds are used to purchase new assets and other similar exceptions;

     - a change of control;

     - any financing transaction where Critical Path raises an aggregate of at least $40 million (excluding the proposed rights offering); or

     - January 16, 2008.

     A change of control includes, among other events, any merger, consolidation or other business combination transaction in which the shareholders owning a majority of our voting securities do not own a majority of our voting securities of the surviving entity, any tender, exchange or other offer whereby any person obtains a majority of the voting securities, any proxy contest in which a majority of our board of directors prior to such contest do not constitute a majority of our board of directors after such contest or any other transaction that triggers the issuance of rights pursuant to our preferred stock rights agreement (unless waived by our board of directors).

     No prepayment of the convertible secured notes issued to the January 2004 Investors is allowed, and the convertible secured notes issued to the January 2004 Investors are senior to all of our indebtedness, except that the convertible secured notes issued to the January 2004 Investors (a) rank pari passu with the convertible secured notes issued to the General Atlantic Investors and the March 2004 Investors (b) are subordinate to our credit facility with Silicon Valley Bank. The convertible secured notes issued to the January 2004 Investors are secured by all of our assets and the assets of one of our subsidiaries, Compass Holding Corp. In addition, the convertible secured notes issued to the January 2004 Investors are guaranteed by Compass Holding Corp.

     The January 2004 convertible note purchase agreement and the convertible secured notes issued to the January 2004 Investors contain affirmative and negative covenants that are customary in transactions of this kind, including restrictions on the incurrence of indebtedness, limitations on liens, restricted payments, financial covenants and other similar covenants. The convertible secured notes issued to the January 2004 Investors contain antidilution protection with respect to their conversion into shares of Series E preferred stock.

     Terms of the Series E preferred stock. The following summary of the terms of the shares of Series E preferred stock is qualified in its entirety by the certificate of determination of preferences of Series E preferred stock attached to this proxy statement as APPENDIX C and incorporated by reference into this proxy statement.

     If our shareholders approve each of the proposals in this proxy statement, we will file a certificate of determination of preferences of Series E preferred stock, the terms of which are discussed below.

     Each share of Series E preferred stock will be convertible at any time at the option of the holder into the number of shares of common stock derived by dividing (a) the purchase price of the Series E preferred stock plus all accrued dividends by (b) $1.50, subject to certain antidilution provisions. The terms of the Series E preferred stock contain protection against dilution if Critical Path effects a subdivision or combination of common stock or in the event of a reclassification, recapitalization, stock split, stock dividend or other distribution payable in securities of Critical Path or any other company.

     With respect to distributions upon a liquidation, the payment of dividends or a change of control, the shares of Series E preferred stock rank senior to all capital stock of Critical Path. In the event of a liquidation or change of control, each share of Series E preferred stock will be paid, prior to the payment of any other equity securities, payments equal to the greater of the purchase price of the Series E preferred stock plus all accrued dividends or the value that would be paid to the holder of the number of shares of common stock into which such shares of Series E preferred stock are convertible immediately prior to the closing of such liquidation or change of control. Dividends on the shares of Series E preferred stock accrue at a simple annual rate of 5 3/4% whether or not declared by our board of directors.

     A change of control includes, among other events, any merger, consolidation or other business combination transaction in which the shareholders owning a majority of our voting securities do not own a majority of our voting securities of the surviving entity, any tender, exchange or other offer whereby any person obtains a majority of the voting securities, any proxy contest in which a majority of our board of directors prior to such contest do not constitute a majority of our board of directors after such contest, sale of all or substantially all of our assets or any other transaction that triggers the issuance of rights pursuant to our preferred stock rights agreement (unless waived by our board of directors).

     The shares of Series E preferred stock may be called for redemption, at the option of Critical Path upon the occurrence of specified events, on or after the third anniversary of the date shares of Series E preferred stock are first issued. If on any date after the third anniversary of the date shares of Series E preferred stock are first issued, the average closing price per share of our common stock, for any 60 consecutive trading days after such third anniversary date, equals or exceeds 400% of the purchase price of the Series E preferred stock plus all accrued dividends, Critical Path has the option to call for redemption, within 30 days following such date, all, but not less than all, of the outstanding shares of Series E preferred stock in cash, at a price per share equal to the purchase price of the Series E preferred stock plus all accrued dividends.

     The shares Series E preferred stock must be called for redemption on the fourth anniversary of the date shares of Series E preferred stock are first issued for an amount equal to the purchase price of the Series E preferred stock plus all accrued dividends.


     Each share of Series E preferred stock entitles its holder to vote at any shareholders meeting, on any matter entitled to be voted on by holders of our common stock, voting together as a single class with other shares entitled to vote on such matters. In order to comply with the voting rules of the NASD, the voting power of the Series E preferred stock may be impaired. The voting formula for each share of Series E preferred stock will be the sum of $1.50 plus all accrued dividends for such share dividend by the "voting conversion amount." The "voting conversion amount" will be equal to the lower of (i) $1.70, (ii) the most recent closing bid price of the common stock as of the date the Series E preferred stock is first issued and (iii) the average closing bid prices for the five trading days prior to the date the Series E preferred stock is first issued; provided, however, the voting conversion amount will not be less than $1.50. The voting conversion amount will be determined on the date the Series E preferred stock is first issued and, once determined, will remain the same (subject to adjustment for stock splits, subdivisions, reclassifications, distributions and similar transactions). Pursuant to the terms of the Series E preferred stock, the number of shares of common stock into which the Series E preferred stock is convertible and the percentages of beneficial ownership and voting power represented by the shares of Series E preferred stock will increase as dividends accrue on the Series E preferred stock.


     In addition, the holders of Series E preferred stock will have additional voting rights with respect to:

     - any amendment to the terms of the Series E preferred stock;

     - any amendment to the number of authorized shares of Series E preferred stock and any issuance of shares of equity securities ranking senior to the Series E preferred stock; or

     - the redemption of any junior equity securities or the payment of dividends to junior equity holders.

     Indemnification. In connection with the January 2004 private placement and the January 2004 convertible note purchase agreement, we have agreed to indemnify the January 2004 Investors and their respective members, agents and affiliates for any losses, liabilities, damages, costs and expenses (including the reasonable fees and disbursements of counsel) arising out of a breach by us of our representations, warranties and covenants in the agreements relating to the January 2004 private placement.

     Closing conditions. The obligation of the January 2004 Investors to convert their convertible secured notes into shares of Series E preferred stock is subject to our fulfillment of certain closing conditions, including, but not limited to, the following:

     - our delivery of an amendment to our preferred stock rights agreement to permit the Apex Investors to participate in the January 2004 private placement without causing the Apex Investors to trigger certain events in the preferred stock rights agreement;

     - our shareholders shall have approved each of the proposals in this proxy statement;

     - we shall have filed with the California Secretary of State (a) an amendment to our current amended and restated articles of incorporation to increase the authorized number of shares of common stock and the authorized number of shares of preferred stock and (b) a certificate of determination of preferences of Series E preferred stock; and

     - the issuance of the Series E preferred stock pursuant to the November 2003 private placement, the January 2004 private placement and the March 2004 private placement will be legally permitted by all applicable laws and regulations.

     Any of these conditions may be waived in whole or in part by the January 2004 Investors.

     Termination. Subject to certain limitations, the January 2004 convertible note purchase agreement may be terminated:

     - mutually, by the written consent of Critical Path and the January 2004 Investors; or

     - automatically, if our shareholders do not approve each of the proposals covered by this proxy statement on the first attempt or, in any event, on or prior to August 15, 2004.

     None of Critical Path or the January 2004 Investors would have any liability arising out of a termination under these circumstances.

     Third amended and restated registration rights agreement. The following summary of the terms of the third amended and restated registration rights agreement is qualified in its entirety by the third amended and restated registration rights agreement attached to this proxy statement as APPENDIX F and incorporated by reference into this proxy statement.

     As part of the November 2003 private placement, the January 2004 private placement and the March 2004 private placement, upon the conversion by the General Atlantic Investors, the January 2004 Investors and the March 2004 Investors of their convertible secured notes into shares of Series E preferred stock and the exchange by the Cheung Kong Investors of their 5 3/4% convertible subordinated notes into shares of Series E preferred stock, the registration rights agreement, dated November 8, 2001, between Critical Path and members of the General Atlantic Investors and the Cheung Kong Investors will be amended and restated to include the shares of common stock issuable upon conversion of the Series E preferred stock as "registrable securities." Pursuant to the third amended and restated registration rights agreement, the General Atlantic Investors, the Cheung Kong Investors, the January 2004 Investors and the March 2004 Investors will be entitled to the same number of "piggy-back" and "demand" registration rights. Each of the General Atlantic Investors, the Cheung Kong Investors, the January 2004 Investors and the March 2004 Investors will be entitled to make a "demand registration" on the earlier of (a) the consummation of the proposed rights offering, (b) the termination of the proposed rights offering and (c) August 15, 2004. The agreement includes other customary registration rights terms, including, without limitation, those related to registration suspension periods, registration expenses, indemnification and other similar provisions.

MARCH 2004 PRIVATE PLACEMENT.

 MARCH 2004 CONVERTIBLE NOTE PURCHASE AGREEMENT.

     The following summary of the provisions of the March 2004 convertible note purchase agreement, dated as of March 9, 2004, between Critical Path and the March 2004 Investors, is qualified in its entirety by the March 2004 convertible note purchase agreement attached to this proxy statement as APPENDIX J and incorporated by reference into this proxy statement.

     On March 9, 2004, we entered into a convertible note purchase agreement with the March 2004 Investors, pursuant to which we issued and sold for cash to the March 2004 Investors $18.5 million in principal amount of convertible secured notes. The primary purpose of the March 2004 private placement was to provide additional capital for general corporate purposes and working capital. The convertible secured notes issued to the March 2004 Investors will convert into approximately
12.3 million shares of Series E preferred stock upon shareholder approval and certain filings with the California Secretary of State.


     Assuming the conversion of $16.25 million principal amount of outstanding convertible notes issued to the Apex Investors in the January and March 2004 private placements, as of April 28, 2004, the Apex Investors own 10.4% of our outstanding voting power.


     Representations, warranties and covenants. The March 2004 convertible note purchase agreement contains representations and warranties and covenants that are customary in transactions of this kind.

     Terms of the convertible secured notes issued to the March 2004 Investors. The following summary of the provisions of the convertible secured notes issued to the March 2004 Investors is qualified in its entirety by the convertible secured note attached to this proxy statement as APPENDIX K and incorporated by reference into this proxy statement.

     The convertible secured notes issued to the March 2004 Investors accrue interest at a simple annual interest rate of 10%. Upon shareholder approval and certain filings with the California Secretary of State, the convertible secured notes issued to the March 2004 Investors are convertible into shares of Series E preferred stock at a price per share of $1.50. In the event our shareholders do not approve each of the proposals covered by this proxy statement on or prior to August 15, 2004, then, following August 15, 2004, the convertible secured notes issued to the March 2004 Investors are convertible into shares of our common stock at a price per share of $2.18.

     The convertible secured notes issued to the January 2004 Investors mature upon the earlier of:

     - an event of default;

     - the closing of the sale of any of the assets of Critical Path or any of its subsidiaries, except for sales of assets not in excess of $1 million, in the ordinary course of business, where the proceeds are used to purchase new assets and other similar exceptions;

     - a change of control;

     - any financing transaction where Critical Path raises an aggregate of at least $40 million (excluding the proposed rights offering); or

     - March 9, 2008.

     A change of control includes, among other events, any merger, consolidation or other business combination transaction in which the shareholders owning a majority of our voting securities do not own a majority of our voting securities of the surviving entity, any tender, exchange or other offer whereby any person obtains a majority of the voting securities, any proxy contest in which a majority of our board of directors prior to such contest do not constitute a majority of our board of directors after such contest or any other transaction that triggers the issuance of rights pursuant to our preferred stock rights agreement (unless waived by our board of directors).

     No prepayment of the convertible secured notes issued to the March 2004 Investors is allowed, and the convertible secured notes issued to the March 2004 Investors are senior to all of our indebtedness, except that the convertible secured notes issued to the March 2004 Investors (a) rank pari passu with the convertible secured notes issued to the General Atlantic Investors and the January 2004 Investors (b) are subordinate to our credit facility with Silicon Valley Bank. The convertible secured notes issued to the March 2004 Investors are secured by all of our assets and the assets of one of our subsidiaries, Compass Holding Corp. In addition, the convertible secured notes issued to the March 2004 Investors are guaranteed by Compass Holding Corp.

     The March 2004 convertible note purchase agreement and the convertible secured notes issued to the March 2004 Investors contain affirmative and negative covenants that are customary in transactions of this kind, including restrictions on the incurrence of indebtedness, limitations on liens, restricted payments, financial covenants and other similar covenants. The convertible secured notes issued to the March 2004 Investors contain antidilution protection with respect to their conversion into shares of Series E preferred stock.

     Terms of the Series E preferred stock. The following summary of the terms of the shares of Series E preferred stock is qualified in its entirety by the certificate of determination of preferences of Series E preferred stock attached to this proxy statement as APPENDIX C and incorporated by reference into this proxy statement.

     If our shareholders approve each of the proposals in this proxy statement, we will file a certificate of determination of preferences of Series E preferred stock, the terms of which are discussed below.

     Each share of Series E preferred stock will be convertible at any time at the option of the holder into the number of shares of common stock derived by dividing (a) the purchase price of the Series E preferred stock plus all accrued dividends by (b) $1.50, subject to certain antidilution provisions. The terms of the Series E preferred stock contain protection against dilution if Critical Path effects a subdivision or combination of common stock or in the event of a reclassification, recapitalization, stock split, stock dividend or other distribution payable in securities of Critical Path or any other company.

     With respect to distributions upon a liquidation, the payment of dividends or a change of control, the shares of Series E preferred stock rank senior to all capital stock of Critical Path. In the event of a liquidation or change of control, each share of Series E preferred stock will be paid, prior to the payment of any other equity securities, payments equal to the greater of the purchase price of the Series E preferred stock plus all accrued dividends or the value that would be paid to the holder of the number of shares of common stock into which such shares of Series E preferred stock are convertible immediately prior to the closing of such liquidation or change of control. Dividends on the shares of Series E preferred stock accrue at a simple annual rate of 5 3/4% whether or not declared by our board of directors.

     A change of control includes, among other events, any merger, consolidation or other business combination transaction in which the shareholders owning a majority of our voting securities do not own a majority of our voting securities of the surviving entity, any tender, exchange or other offer whereby any person obtains a majority of the voting securities, any proxy contest in which a majority of our board of directors prior to such contest do not constitute a majority of our board of directors after such contest, sale of all or substantially all of our assets or any other transaction that triggers the issuance of rights pursuant to our preferred stock rights agreement (unless waived by our board of directors).

     The shares of Series E preferred stock may be called for redemption, at the option of Critical Path upon the occurrence of specified events, on or after the third anniversary of the date shares of Series E preferred stock are first issued. If on any date after the third anniversary of the date shares of Series E preferred stock are first issued, the average closing price per share of our common stock, for any 60 consecutive trading days after such third anniversary date, equals or exceeds 400% of the purchase price of the Series E preferred stock plus all accrued dividends, Critical Path has the option to call for redemption, within 30 days following such date, all, but not less than all, of the outstanding shares of Series E preferred stock in cash, at a price per share equal to the purchase price of the Series E preferred stock plus all accrued dividends.

     The shares Series E preferred stock must be called for redemption on the fourth anniversary of the date shares of Series E preferred stock are first issued for an amount equal to the purchase price of the Series E preferred stock plus all accrued dividends.


     Each share of Series E preferred stock entitles its holder to vote at any shareholders meeting, on any matter entitled to be voted on by holders of our common stock, voting together as a single class with other shares entitled to vote on such matters. In order to comply with the voting rules of the NASD, the voting power of the Series E preferred stock may be impaired. The voting formula for each share of Series E preferred stock will be the sum of $1.50 plus all accrued dividends for such share dividend by the "voting conversion amount." The "voting conversion amount" will be equal to the lower of (i) $1.70, (ii) the most recent closing bid price of the common stock as of the date the Series E preferred stock is first issued and

(iii) the average closing bid prices for the five trading days prior to the date the Series E preferred stock is first issued; provided, however, the voting conversion amount will not be less than $1.50. The voting conversion amount will be determined on the date the Series E preferred stock is first issued and, once determined, will remain the same (subject to adjustment for stock splits, subdivisions, reclassifications, distributions and similar transactions). Pursuant to the terms of the Series E preferred stock, the number of shares of common stock into which the Series E preferred stock is convertible and the percentages of beneficial ownership and voting power represented by the shares of Series E preferred stock will increase as dividends accrue on the Series E preferred stock.

     In addition, the holders of Series E preferred stock will have additional voting rights with respect to:

     - any amendment to the terms of the Series E preferred stock;

     - any amendment to the number of authorized shares of Series E preferred stock and any issuance of shares of equity securities ranking senior to the Series E preferred stock; or

     - the redemption of any junior equity securities or the payment of dividends to junior equity holders.

     Indemnification. In connection with the March 2004 private placement and the March 2004 convertible note purchase agreement, we have agreed to indemnify the March 2004 Investors and their respective members, agents and affiliates for any losses, liabilities, damages, costs and expenses (including the reasonable fees and disbursements of counsel) arising out of a breach by us of our representations, warranties and covenants in the agreements relating to the March 2004 private placement.

     Closing conditions. The obligation of the March 2004 Investors to convert their convertible secured notes into shares of Series E preferred stock is subject to our fulfillment of certain closing conditions, including, but not limited to, the following:

     - our delivery of an amendment to our preferred stock rights agreement to permit the Apex Investors to participate in the March 2004 private placement without causing the Apex Investors to trigger certain events in the preferred stock rights agreement;

     - our shareholders shall have approved each of the proposals in this proxy statement;

     - we shall have filed with the California Secretary of State (a) an amendment to our current amended and restated articles of incorporation to increase the authorized number of shares of common stock and the authorized number of shares of preferred stock and (b) a certificate of determination of preferences of Series E preferred stock; and

     - the issuance of the Series E preferred stock pursuant to the November 2003 private placement, the January 2004 private placement and the March 2004 private placement will be legally permitted by all applicable laws and regulations.

     Any of these conditions may be waived in whole or in part by the March 2004 Investors.

     Termination. Subject to certain limitations, the March 2004 convertible note purchase agreement may be terminated:

     - mutually, by the written consent of Critical Path and the March 2004 Investors; or

     - automatically, if our shareholders do not approve each of the proposals covered by this proxy statement on the first attempt or, in any event, on or prior to August 15, 2004.

     None of Critical Path or the March 2004 Investors would have any liability arising out of a termination under these circumstances.

     Third amended and restated registration rights agreement. The following summary of the terms of the third amended and restated registration rights agreement is qualified in its entirety by the third amended and restated registration rights agreement attached to this proxy statement as APPENDIX F and incorporated by reference into this proxy statement.

     As part of the November 2003 private placement, the January 2004 private placement and the March 2004 private placement, upon the conversion by the General Atlantic Investors, the January 2004 Investors and the March 2004 Investors of their convertible secured notes into shares of Series E preferred stock and the exchange by the Cheung Kong Investors of their 5 3/4% convertible subordinated notes into shares of Series E preferred stock, the registration rights agreement, dated November 8, 2001, between Critical Path and members of the General Atlantic Investors and the Cheung Kong Investors will be amended and restated to include the shares of common stock issuable upon conversion of the Series E preferred stock as "registrable securities." Pursuant to the third amended and restated registration rights agreement, the General Atlantic Investors, the Cheung Kong Investors, the January 2004 Investors and the March 2004 Investors will be entitled to the same number of "piggy-back" and "demand" registration rights. Each of the General Atlantic Investors, the Cheung Kong Investors, the January 2004 Investors and the March 2004 Investors will be entitled to make a "demand registration" on the earlier of (a) the consummation of the proposed rights offering, (b) the termination of the proposed rights offering and (c) August 15, 2004. The agreement includes other customary registration rights terms, including, without limitation, those related to registration suspension periods, registration expenses, indemnification and other similar provisions.

IMPACT OF THE PRIVATE PLACEMENTS ON EXISTING SHAREHOLDERS -- ADVANTAGES AND DISADVANTAGES.

     The following is a summary of some of the advantages and disadvantages of the private placements on existing holders of our common stock. This summary is intended to provide you with basic information concerning the transaction; however, it is not a substitute for reviewing the transaction documents. You should carefully consider the following factors and other information presented or incorporated by reference into this proxy statement before deciding how to vote on the proposals in this proxy statement.

     Advantages. Before voting, each shareholder should consider that the conversion of the notes issued pursuant to the private placements into equity will allow us to immediately retire approximately $77.3 million of indebtedness represented by the outstanding notes and will allow us to pursue the proposed rights offering. Retiring the indebtedness will significantly reduce our liabilities that would otherwise become due over the next two to four years and will be important to our efforts to continue operations beyond the maturity dates of the notes. You should consider that we have never achieved profitability and may continue to incur losses in the foreseeable future which may require us to raise additional funds to continue our operations in the future. Such financing may not be available in sufficient amounts or on acceptable terms, or at all. If we are able to convert the notes issued pursuant to the private placements and consummate the proposed rights offering, we believe the retirement of the debt, including the reduction of liabilities and elimination of future maturities of the notes, and additional funds from the rights offering will continue to improve how we are perceived among our current and prospective customers and vendors.


     Disadvantages. The private placements will have a highly dilutive effect on current shareholders and optionholders. This consequence is exacerbated by the fact that Critical Path will be issuing senior securities convertible into common stock at a price lower than the current trading price of the common stock. Current Critical Path shareholders' aggregate percentage ownership will decline significantly as a result of the private placements. As of April 28, 2004, the amendment of the terms of the Series D preferred stock and the issuance of the Series E preferred stock pursuant to the private placements will increase the number of shares of common stock issuable upon shares of preferred stock outstanding from 16.5 million shares to 98.2 million shares. In addition, if all 14 million additional shares of Series E preferred stock are purchased pursuant to the rights offering, as of April 28, 2004, the number of shares of common stock issuable upon shares of preferred stock outstanding would increase to 112.2 million shares. This means that our current shareholders will own a much smaller interest in Critical Path as a result of the private placements.



     Currently, shares of Series D preferred stock accrue dividends at a compounded annual rate of 8%. If the maximum amount of dividends were to accrue to the Series D preferred stock prior to the automatic call for redemption date, a total of approximately 20.3 million shares of common stock, or an additional

3.8 million shares, would be issuable upon conversion. If our shareholders approve the amendment to the terms of the Series D preferred stock and we issue approximately 66.8 million shares of Series E preferred stock, all of which will accrue dividends at a rate of 5 3/4% per year, and the maximum amount of dividends accrue prior to the automatic call for redemption date, the number of shares of common stock issuable upon conversion will increase by approximately
25.9 million shares to approximately 138.1 million shares.



     For purposes of example only, a shareholder who owned approximately 5% of our outstanding stock as of April 30, 2004 would own approximately 1.45% of the shares outstanding immediately after the private placements, based on shares of common stock outstanding as of April 30, 2004 and assuming (i) the issuance, in the November 2003 private placement, of 7,333,333 shares and 21,863,333 shares, respectively, of Series E preferred stock to the General Atlantic Investors and the Cheung Kong Investors, (ii) the issuance, in the January 2004 private placement, of approximately 10,000,000 shares of Series E preferred stock to the January 2004 Investors, (iii) the issuance, in the March 2004 private placement, of approximately 12,333,333 shares of Series E preferred stock to the March 2004 Investors and (iv) the exercise in full of the warrants to purchase 625,000 shares of common stock held by members of the General Atlantic Investors.



     In the event of liquidation, dissolution, winding up or change of control of Critical Path, the holders of Series E preferred stock would be entitled to receive $1.50 per share of Series E preferred stock plus all accrued dividends on such share before any proceeds from the liquidation, dissolution or winding up of is paid to the holders of our Series D preferred stock and common stock. Accordingly, the approximately 52.8 million shares of Series E preferred stock that will be outstanding, upon shareholder approval, will initially have an aggregate liquidation preference of approximately $79.2 million. If all of the shares of Series E preferred stock are purchased pursuant to the proposed rights offering, the initial aggregate liquidation preference will increase to approximately $100.2 million. The aggregate amount of the preference will increase as the shares of Series E preferred stock accrue dividends at an annual rate of 5 3/4%. After all of the then outstanding shares of Series E preferred stock have received payment of their liquidation preference, the holders of Series D preferred stock would be entitled to receive, at a minimum, $13.75 per share of Series D preferred stock plus all accrued dividends on such share before any proceeds from the liquidation, dissolution or winding up is paid to holders of our common stock. As of April 28, 2004, the shares of Series D preferred stock have an aggregate initial liquidation preference of approximately $69.2 million, which, as amended, will increase on a daily basis at an annual rate of 5 3/4%. As amended, the shares of Series D preferred stock have a maximum aggregate initial liquidation preference of approximately $91 million. If we are acquired before the fourth anniversary of the date the shares of Series E preferred stock are first issued, the holders of Series D preferred stock will be entitled to receive an initial preference payment equal to approximately $91 million, regardless of the amount of dividends accrued at the time of the acquisition. Holders of our common stock will not receive any proceeds from a liquidation, winding up or dissolution, including from a change of control, until after the liquidation preferences of the our Series E preferred stock and our Series D preferred stock are paid in full. Consequently, a liquidation or the sale of all or substantially all of the shares of Critical Path may result in all or substantially all of the proceeds of such transaction being distributed to the holders of our Series E preferred stock and Series D preferred stock and none of the proceeds being distributed to holders of our common stock.


     In addition, before voting, each shareholder also should consider the following disadvantages of the private placements:


     - Following the private placements, the General Atlantic Investors will own 20.8% of our outstanding voting power and the Cheung Kong Investors will own approximately 27.6% of our outstanding voting power (as of April 28, 2004 and assuming exercise in full of the warrants to purchase up to 625,000 shares of common stock held by members of the General Atlantic Investors), and the Cheung Kong Investors will be entitled to elect one member of our board of directors.



     - Following the private placements, the Apex Investors will own 10.4% of our outstanding voting power (as of April 28, 2004).

     - The significant rights of the General Atlantic Investors, the Cheung Kong Investors, the January 2004 Investors and the March 2004 Investors may make it more difficult for us to enter into other transactions, including mergers, acquisitions or change of control transactions.

     - Although our common stock will continue to be quoted on a securities exchange, we may differ in important respects from a publicly owned corporation in that our activities could potentially be controlled by a few investors.

     - The Series E preferred stock will not be listed on a national securities exchange in the United States. No party intends to make a market in the Series E preferred stock. As a result, no assurance can be given that any trading market for our Series E preferred stock will develop or, if developed, how liquid that trading market for the Series E preferred stock would be.

ACCOUNTING EFFECTS OF THE PRIVATE PLACEMENTS AND THE PROPOSED RIGHTS OFFERING.

     Based on our current estimates, the issuance of our Series E preferred stock in the private placements and the rights offering and the amendment of our Series D preferred stock will affect our results of operations as illustrated in the following table, which sets forth our summary capitalization as of December 31, 2003:

     - on an actual basis;

     - on a pro forma basis to give effect to:

      - the issuance of the $10 million in principal amount of 10% convertible secured notes to the General Atlantic Investors;

      - the issuance of the $15 million in principal amount of 10% convertible secured notes to the January 2004 Investors;

      - the issuance of the $18.5 million in principal amount of 10% convertible secured notes to the March 2004 Investors;

      - the repayment of the outstanding balance of the line of credit facility with Silicon Valley Bank; and

      - the issuance of 553,914 shares of common stock and 188,587 shares of Series D preferred stock on November 21, 2003 in connection with a $5.1 million settlement with MBCP PeerLogic, LLC and its affiliates.

     - on a pro forma, as adjusted, basis to give effect to:

      - the conversion of $77.3 million principal and interest amount of convertible notes held by the General Atlantic Investors, the Cheung Kong Investors, the January 2004 Investors and the March 2004 Investors into shares of Series E preferred stock;

      - the sale of an aggregate of approximately $21 million of shares of our Series E preferred stock, consisting of all shares offered in the rights offering;

      - the amendment of the terms of the Series D preferred stock; and

      - the conversion of 64,149 shares of Series D preferred stock held by MBCP PeerLogic, LLC and its affiliates into 733,333 shares of Series E preferred stock.

     Except for the pro forma, as adjusted, calculations for the issuance of shares of Series E preferred stock upon conversion of the 10% convertible secured notes to the General Atlantic Investors, the January 2004 Investors and the March 2004 Investors, which take into account the fair market value of our common stock the dates each note was funded, the pro forma, as adjusted, calculations assume a fair market value of shares of the Series D preferred stock and shares of the Series E preferred stock based on a fair market value of our common stock of $1.73 per share which was the closing price of the common stock on the date the November 2003 convertible note purchase and exchange agreement was executed.

Except for the pro forma, as adjusted, calculations for the issuance of shares of Series E preferred stock upon conversion of the 10% convertible secured notes, the actual amounts will depend on the fair market value of our common stock, Series D preferred stock, and our Series E preferred stock on the date each of the transactions contemplated by the convertible note purchase and exchange agreement and the rights offering are consummated. This table should be read in conjunction with our financial statements and related notes incorporated by reference into this proxy statement.

                                                                          DECEMBER 31, 2003
                                                                      --------------------------
                                                                                     PRO FORMA
                                                          ACTUAL       PRO FORMA    AS ADJUSTED
                                                        -----------   -----------   ------------
                                                                     (IN THOUSANDS)
Line of credit facility...............................  $     2,298   $        --   $        --
Capital lease and other obligations, current..........        1,721         1,721         1,721
                                                        -----------   -----------   -----------
                                                        $     7,723   $     1,721   $     1,721
Long-term debt
10% convertible secured notes held by the General
  Atlantic Investors(a)...............................  $    10,016   $    10,016   $        --
10% convertible secured notes held by the January 2004
  Investors(b)........................................           --        15,000            --
10% convertible secured notes held by the March 2004
  Investors(c)........................................           --        18,500            --
5 3/4% convertible subordinated notes due April 1,
  2005(d).............................................       38,360        38,360         5,565
Capital lease and other obligations, long-term........        1,295         1,295         1,295
                                                        -----------   -----------   -----------
                                                        $    49,671   $    83,171   $     6,860
Mandatory redeemable preferred stock
Series E convertible preferred stock(a)(b)(c)(d)(e)...           --            --        95,990
Series D convertible preferred stock(f)(g)............  $    55,301   $    55,301   $    68,667
                                                        -----------   -----------   -----------
                                                        $    55,301   $    55,301   $   164,667
Shareholders' deficit
Common stock and additional paid-in
  capital(e)(f)(g)....................................  $ 2,154,295   $ 2,154,295   $ 2,181,972
Common stock warrants.................................        5,947         5,947         5,947
Notes receivable from shareholders....................         (870)         (870)         (870)
Accumulated deficit and other comprehensive
  loss(a)(b)(c)(d)....................................  $(2,236,614)  $(2,236,614)  $(2,276,346)
                                                        -----------   -----------   -----------
Total shareholders' deficit...........................  $   (77,242)  $   (77,242)  $   (89,297)
                                                        -----------   -----------   -----------
Total capitalization..................................  $    31,749   $    62,951   $    83,951
                                                        ===========   ===========   ===========

---------------

(a) Upon shareholder approval of the proposals in this proxy statement, the $10 million in principal amount of convertible secured notes held by the General Atlantic Investors, plus interest, will convert into $11 million of Series E preferred stock at $1.50 per share. As a result, interest expense of approximately $5.7 million will be recognized as of the date of conversion resulting from the beneficial conversion feature included in the Series E preferred stock. Pro forma, as adjusted, assumes the Series E preferred stock was issued on November 18, 2003, the date of the execution of the November 2003 convertible note purchase and exchange agreement.

(b) Upon shareholder approval of the proposals in this proxy statement, the $15 million in principal amount plus interest of convertible secured notes held by the January 2004 Investors will convert into approximately $15 million of Series E preferred stock at $1.50 per share. As a result, interest expense of approximately $1.5 million will be recognized as of the date of conversion resulting from the beneficial conversion feature included in the Series E preferred stock. Pro forma, as adjusted, assumes the Series E preferred stock was issued on January 16, 2004, the date of the January 2004 convertible note purchase agreement.

(c) Upon shareholder approval of the proposals in this proxy statement, the $18.5 million in principal amount plus interest of convertible secured notes held by the March 2004 Investors will convert into approximately $18.5 million of Series E preferred stock at $1.50 per share. As a result, interest expense of approximately $1.5 million will be recognized as of the date of conversion resulting from the beneficial conversion feature included in the Series E preferred stock. Pro forma, as adjusted, assumes the Series E preferred stock was issued on January 16, 2004, the date of the January 2004 convertible note purchase agreement.

(d) Upon shareholder approval of the proposals in this proxy statement, the $32.8 million face value of 5 3/4% convertible subordinated notes held by the Cheung Kong Investors will be exchanged for approximately 21.9 million shares of Series E preferred stock. As a result, a charge equal to the fair value of the Series E preferred stock less the carrying value of the convertible subordinated notes, net of unamortized issuance costs, will be recorded to arrive at net loss and net loss attributable to common shareholders as of the date of the exchange. Pro forma, as adjusted, reflects a loss on exchange equal to approximately $24.2 million and assumes the Series E preferred stock was issued on November 18, 2003, the date of the execution of the November 2003 convertible note purchase and exchange agreement.

(e) Upon shareholder approval of the proposals in this proxy statement, the issuance of Series E preferred stock pursuant to the proposed rights offering will result in a beneficial conversion feature if the fair value of the common stock into which the Series E preferred stock is convertible upon issuance is greater than $1.50 per share. The amount of the beneficial conversion feature is recorded in additional paid-in capital and reduces the carrying value of the Series E preferred stock. The Series E preferred stock carrying value will be increased for the beneficial conversion feature amount through a charge to arrive at net loss attributable to common shareholders over a four year period from the date of issuance using the effective interest method. Pro forma, as adjusted, assumes the issuance of Series E preferred stock in the rights offering on November 18, 2003, the date of the execution of the November 2003 convertible note purchase and exchange agreement, which results in a beneficial conversion feature amount of approximately $3.2 million.

(f) Upon shareholder approval of the proposals in this proxy statement, we will amend the terms of our Series D preferred stock. As a result, we will record a charge, as of the date of the amendment, equal to the incremental fair value of the amended Series D preferred stock resulting from the modifications to the terms of the Series D preferred stock to arrive at net loss attributable to common shareholders with the offset to the Series D preferred stock carrying value. Pro forma, as adjusted, assumes the amendment occurred on November 18, 2003, the date of the execution of the November 2003 convertible note purchase and exchange agreement, and results in a charge equal to $15.0 million.

(g) Upon shareholder approval of the proposals in this proxy statement, 69,149 of the Series D preferred stock issued to MBCP PeerLogic, LLC and its affiliates will be exchanged for Series E preferred stock, and a charge equal to the fair value of the Series E preferred stock less the carrying value of the Series D preferred stock will be recorded, as of the date of the exchange, to arrive at net loss attributable to common shareholders. Pro forma, as adjusted, assumes the exchange occurred on November 18, 2003, the date of the execution of the November 2003 convertible note purchase and exchange agreement, and results in a charge equal to $248,000.

INTERESTS OF CERTAIN INVESTORS IN THE PRIVATE PLACEMENTS.


     Mr. William E. McGlashan, Jr., who is referred to as the Management Director, was formerly the chief executive officer of Critical Path until his resignation from that office at the end of March 2004. Mr. McGlashan is also a managing member of Vectis CP Holdings, LLC, an owner of shares of our Series D preferred stock. Messrs. William E. Ford and Peter L.S. Currie are referred to as the General Atlantic Directors. Mr. Ford is a managing member of General Atlantic Partners, LLC, an affiliate of the General Atlantic Investors. Mr. Currie is a partner of General Atlantic Partners, LLC. Neither the General Atlantic Directors nor the Management Director participated in the voting with respect to the proposed sale of securities to the General Atlantic Investors and the Cheung Kong Investors. References in this proxy statement to the approval of our board as to the proposed sale of securities to the General Atlantic Investors and the Cheung Kong Investors and the proposed rights offering include all members of our board of directors other than the Management Director and General Atlantic Directors.

OPINION OF OUR FINANCIAL ADVISOR.

     The strategic alternatives committee of our board of directors engaged Duff & Phelps, LLC, as its independent financial advisor to advise our board of directors in connection with the November 2003 private placement and proposed rights offering as described below.

     The November 2003 private placement provided that, for a period of 12 months following the date shares of Series E preferred stock were first issued, we would have the right to sell up to an additional 10 million shares of Series E preferred stock to undetermined investors at a price per share equal to $1.50. In January 2004, we entered into negotiations with the January 2004 Investors who expressed interest in purchasing the additional 10 million shares of Series E preferred stock as provided in the November 2003 private placement. In lieu of purchasing the additional 10 million shares of Series E preferred stock, the January 2004 Investors purchased for $15 million in cash an equal amount in principal of 10% convertible secured notes that will convert into approximately 10 million shares of Series E preferred stock upon shareholder approval and certain filings with the California Secretary of State. The terms of the Series E preferred stock into which the 10% convertible secured notes are convertible are to be the same as those contained in the certificate of determination of preferences of Series E preferred stock.

     Duff & Phelps was asked to provide an opinion as to the fairness to our public common shareholders, from a financial point of view, of the November 2003 private placement, including the additional 10 million shares of Series E preferred stock that are issuable in connection with the January 2004 private placement, and the proposed rights offering (without giving effect to any impacts of the private placements and proposed rights offering on any particular shareholder other than in its capacity as a shareholder). Previously, Duff & Phelps had not provided financial advisory services to us. DUFF & PHELPS DID NOT PROVIDE AN OPINION WITH RESPECT TO ANY ASPECT OF THE MARCH 2004 PRIVATE PLACEMENT.

     Description of the private placements and rights offering. The November 2003 and January 2004 private placements provide for Critical Path to receive a $25 million capital infusion to fund operations and repay certain indebtedness and the conversion of approximately $32.8 million of subordinated indebtedness for shares of Series E preferred stock. Duff & Phelps reviewed the November 2003 private placement (including the additional 10 million shares of Series E preferred stock that are issuable in connection with the January 2004 private placement) as a three step process.

     First, Critical Path issued $10 million principal amount of 10% convertible secured notes to the General Atlantic Investors to fund operations and repay $4.9 million outstanding on the Company's credit facility with Silicon Valley Bank. As discussed above, this transaction contemplated the private sale by Critical Path of an additional 10 million shares of Series E preferred stock, which was accomplished through the sale to the January 2004 Investors of $15 million in principal amount of 10% convertible secured notes that will convert into approximately 10 million shares of Series E preferred stock upon shareholder approval and certain filings with the California Secretary of State. This first step is known as the initial closing.

     In the second step, shareholders of Critical Path vote to approve the following:

     - the conversion of the convertible secured notes and the exchange of approximately $32.8 million 5 3/4% convertible subordinated notes for shares of Series E preferred stock;

     - the amendment of Critical Path's Series D preferred stock to eliminate the participating feature, provide for the potential for an increased liquidation and change of control preference of 1.6 times the original price per share, decrease the price at which conversion to common stock would occur from $4.20 to $1.50 per share, decrease the dividend rate to 5 3/4% and provide for a mandatory redemption in four years;

     - the amendment of warrants to purchase 625,000 shares of common stock held by members of the General Atlantic Investors that reduces the exercise price per share from $4.50 to $1.50; and

     - an offering of rights to existing common shareholders to purchase up to $21 million of Series E preferred stock.

     These approvals are covered by the proposals in this proxy statement. The holders of a majority of the outstanding shares of Series D preferred stock, including the General Atlantic Investors and the Cheung Kong Investors, have agreed to vote in the affirmative to approve the above.

     Third, assuming stockholder approval, Critical Path would complete the private placements and the proposed rights offering during the 120 days following the initial closing. Further, the General Atlantic Investors and the Cheung Kong Investors would have the right to participate in the proposed rights offering if it was not fully subscribed by the existing common shareholders.

     Scope of analysis. In conducting the analysis and arriving at their opinion, Duff & Phelps reviewed and analyzed, among other things:

     - the term sheet describing the November 2003 private placement and the proposed rights offering, correspondence from Critical Path's management describing the private placements and the proposed rights offering, the November 2003 convertible note purchase and exchange agreement, the form of convertible secured note issued to the General Atlantic Investors at the initial closing, a November 2003 draft of the amended and restated registration rights agreement, the amended and restated Series D preferred stock certificate of determination, the amended and restated stockholders agreement, the Series E preferred stock certificate of determination, the form of amendment to warrants to purchase 625,000 shares of common stock held by members of the General Atlantic Investors and the form of legal opinion issued by outside corporate counsel to Critical Path;

     - Critical Path's financial statements and filings with the Securities and Exchange Commission, including the Annual Reports on Form 10-K for the years ended December 31, 2000 through 2002, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003;

     - financial projections prepared by Critical Path's management for the fiscal years ended December 31, 2003 through 2005;

     - Critical Path's customer presentation prepared by management;

     - market trading prices, historical financial statements and valuation metrics for Critical Path and comparable public companies;

     - a comparison of the financial terms of the November 2003 private placement (including the additional 10 million shares of Series E preferred stock that are issuable in connection with the January 2004 private placement) and proposed rights offering with the financial terms of other transactions that Duff & Phelps deemed relevant;

     - other operating, financial and legal information regarding Critical Path;

     - various transaction documents related to the Series D preferred stock transaction in November 2001; and

     - various loan documentation regarding the secured credit facility with Silicon Valley Bank.

     In addition, Duff & Phelps held in-person discussions with members of senior management of Critical Path regarding the history, current business operations, financial condition and future prospects of Critical Path. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to merger, acquisition and financing transactions, in particular.

     Duff & Phelps did not make any independent evaluation, appraisal or physical inspection of Critical Path's solvency or of any specific assets or liabilities (contingent or otherwise). In addition, Duff & Phelps did not express any opinion as to the market price or value of Critical Path's public common shares after completion of the private placements and proposed rights offering. Finally, Duff & Phelps made no independent investigation of any legal matters involving Critical Path.

     In rendering their opinion, Duff & Phelps:

     - relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations relating to the private placements and proposed rights offering and did not attempt to verify such information independently; and

     - assumed that any estimates, evaluations and projections furnished to Duff & Phelps by Critical Path's management were reasonably prepared and based upon the last currently available information and good faith judgment of the person furnishing them.

     The opinion of Duff & Phelps further assumed that information supplied and representations made by Critical Path's management were substantially accurate regarding Critical Path, the November 2003 private placement (including the additional 10 million shares of Series E preferred stock that are issuable in connection with the January 2004 private placement) and the proposed rights offering. Furthermore, Duff & Phelps assumed that there was no material change in the assets, financial condition, business or prospects of Critical Path since the date of the most recent financial statements made available to them.

     In the analysis of Duff & Phelps and in connection with the preparation of their opinion, Duff & Phelps made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the private placements and proposed rights offering. Duff & Phelps also assumed that all of the conditions precedent required to implement the November 2003 private placement (including the additional 10 million shares of Series E preferred stock that are issuable in connection with the January 2004 private placement) and the proposed rights offering would be satisfied and that the November 2003 private placement (including the additional 10 million shares of Series E preferred stock that are issuable in connection with the January 2004 private placement) and the proposed rights offering would be completed in accordance with their terms.

     Duff & Phelps prepared their opinion effective as of November 17, 2003. Their opinion is necessarily based upon market, economic, financial and other conditions as they existed and can be evaluated as of such date. In addition, Duff & Phelps disclaimed any undertaking or obligation to advise anyone of any change in any fact or matter affecting their opinion which may come or be brought to their attention after November 17, 2003.

     The opinion of Duff & Phelps should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.

     To the extent that any of the assumptions of Duff & Phelps or any of the facts on which their opinion is based proves to be untrue in any material respect, the opinion of Duff & Phelps cannot and should not be relied upon.

     Conclusion. Based upon and subject to the assumptions and facts upon which their opinion is based, Duff & Phelps, LLC was of the opinion that the November 2003 private placement, including the private sale by Critical Path of an additional 10 million shares of Series E preferred stock, and the proposed rights offering is fair to the public common shareholders of Critical Path from a financial point of view (without giving effect to any impacts of the private placements or the proposed rights offering on any particular shareholder other than in its capacity as a shareholder.)

     Duff & Phelps was not asked to opine and did not express any opinion as to:

     - the tax or legal consequences of the private placements or the proposed rights offering;

     - the realizable value of our common stock or the prices at which our common stock may trade;

     - the fairness of any aspect of the November 2003 private placement (including the additional 10 million shares of Series E preferred stock that are issuable in connection with the January 2004 private placement) or the proposed rights offering not expressly addressed in their opinion; and

     - THE MARCH 2004 PRIVATE PLACEMENT.

     The basis and methodology for the opinion of Duff & Phelps were designed specifically for the express purposes of Critical Path and may not translate to any other purposes. The opinion of Duff & Phelps does not address the underlying business decision to effect the private placements or the proposed rights offering or to enter into any related transactions; nor does it indicate that the consideration received by Critical Path is the best possible attainable under any circumstances; nor does it constitute a recommendation to any shareholder (or any other person) as to whether the shareholder should vote in favor of the portion of the private placements that are subject to shareholder approval. Duff & Phelps has no obligation to update their opinion. Rather, the opinion of Duff & Phelps merely states that the November 2003 private placement (including the additional 10 million shares of Series E preferred stock that are issuable in connection with the January 2004 private placement) and the proposed rights offering are fair given current market conditions and the situation in which Critical Path exists today. The decision as to whether to proceed with the private placements, the proposed rights offering or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which the opinion of Duff & Phelps is based. Furthermore, Duff & Phelps did not negotiate any part of the private placements or the proposed rights offering.

     Under our engagement letter with Duff & Phelps, we agreed to pay Duff & Phelps fees totaling $125,000. In addition, we have agreed, among other things, to indemnify and hold harmless Duff & Phelps and other related parties from and against various liabilities and expenses, which may include liabilities under the federal securities laws, in connection with its engagement.

WARRANTS.


     In connection with the private placements, you are also being asked to approve the amendment of warrants to purchase 625,000 shares of common stock issued to members of the General Atlantic Investors in the December 2001 financing that reduce the exercise price per share from $4.20 to $1.50. The form of the amendment to warrants is attached to this proxy statement as APPENDIX E.


PROPOSED RIGHTS OFFERING.

     Assuming the approval of each of the proposals in this proxy statement and the closing of the private placements, we intend to consummate an offer to our existing common shareholders of transferable rights to purchase up to an aggregate of $21 million of shares of newly issued Series E preferred stock at a purchase price of $1.50 per share, the same purchase price paid by the General Atlantic Investors, the Cheung Kong Investors, the January 2004 Investors and the March 2004 Investors in the private placements.


     Only shareholders of record of our common stock (including shares of common stock represented by the Special Voting Share related to our Nova Scotia subsidiary) at the close of business on April 30, 2004 will be entitled to vote at the special meeting and any adjournments or postponements of the meeting. This proxy statement is being mailed to you because our records show that you were a shareholder of record of our common stock on April 30, 2004.


     In the event all or any portion of the subscription rights are not exercised by the holders of common stock prior to the expiration of the proposed rights offering, including through the exercise of over-subscription rights, the General Atlantic Investors have the option, but not the obligation, to purchase up to 55% of the unexercised subscription rights and the Cheung Kong Investors have the option, but not the obligation, to purchase up to 45% of the unexercised subscription rights. In addition, the General Atlantic Investors and the Cheung Kong Investors have the option, but not the obligation, to purchase any or all of the subscription rights not exercised by the other group, if any. If we determine that we have raised adequate funds to meet anticipated operating needs through the private placements, the proposed rights offering and other capital raising transactions, we may use a portion of the proceeds from the proposed rights offering up to approximately $16.4 million to repurchase shares of Series E preferred stock held by the Cheung Kong Investors.

     The proposed rights offering will have a highly dilutive effect on current shareholders and optionholders. This consequence is exacerbated by the fact that Critical Path will be issuing senior securities convertible into common stock at a price lower than the current trading price of the common stock. Current Critical Path shareholders' aggregate percentage ownership will decline significantly as a result of the proposed rights offering. This means that our current shareholders will own a much smaller interest in Critical Path as a result of the proposed rights offering.


     For purposes of example only, a shareholder who owned approximately 5% of our outstanding stock as of April 30, 2004 would own approximately 1.22% of the shares outstanding immediately after the private placements, based on shares of common stock outstanding as of April 30, 2004 and assuming (i) the issuance, in the November 2003 private placement, of 7,333,333 shares and 21,863,333 shares, respectively, of Series E preferred stock to the General Atlantic Investors and the Cheung Kong Investors, (ii) the issuance, in the January 2004 private placement, of approximately 10,000,000 shares of Series E preferred stock to the January 2004 Investors, (iii) the issuance, in the March 2004 private placement, of approximately 12,333,333 shares of Series E preferred stock to the March 2004 Investors, (iv) the exercise in full of the warrants to purchase 625,000 shares of common stock held by members of the General Atlantic Investors and (vi) that holders of our common stock do not participate in the proposed rights offering and the General Atlantic Investors exercise their right to purchase 55% of the unsubscribed portion of the proposed rights offering and the Cheung Kong Investors exercise their right to purchase 45% of the unsubscribed portion of the proposed rights offering in accordance with our agreement with them.


     As part of "Proposal 1 -- Approval of the General Atlantic Private Placement" and "Proposal 4 -- Approval of the Cheung Kong Private Placement," you are being asked to approve the issuance of such additional shares of Series E preferred stock, if any, as the General Atlantic Investors or the Cheung Kong Investors, as the case may be, may purchase in connection with the proposed rights offering.

     The approval of each of the proposals in this proxy statement is a requirement for the closing the proposed rights offering. Thus, in the event our shareholders fail to approve one or more of the proposals in this proxy statement, the proposed rights offering would not occur.

     THE PROPOSED RIGHTS OFFERING WILL BE MADE ONLY BY MEANS OF A PROSPECTUS ANTICIPATED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF A REGISTRATION STATEMENT. THIS DESCRIPTION SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

                                USE OF PROCEEDS

     If the shares of Series E preferred stock offered in the proposed rights offering are purchased by the holders of our common stock or by the General Atlantic Investors or the Cheung Kong Investors, or some combination thereof, the aggregate net proceeds to Critical Path will be approximately $20.4 million after deducting fees and estimated expenses of approximately $550,000. The actual proceeds will depend on the numbers of shares subscribed for in the proposed rights offering.

     We currently anticipate using the net proceeds from the private placements and the proposed rights offering to fund our general operations. However, if we determine that we have raised adequate funds to meet anticipated operating needs through the private placements, the proposed rights offering and other capital raising transactions, we may use a portion of these proceeds up to approximately $16.4 million to repurchase shares of Series E preferred stock held by the Cheung Kong Investors.

                                 PROPOSAL 1 --
               APPROVAL OF THE GENERAL ATLANTIC PRIVATE PLACEMENT

NATURE OF PROPOSAL.

     In connection with "Proposal 1 -- Approval of the General Atlantic Private Placement," you are being asked to consider and vote upon a proposal to approve the issuance of approximately 7.3 million shares of Series E preferred stock with a price per share of $1.50 to the General Atlantic Investors, issuable upon conversion of $11 million principal amount and interest of convertible secured notes, and such additional shares of Series E preferred stock as they may purchase in connection with the proposed rights offering.

VOTE REQUIRED.

     To be approved, "Proposal 1 -- Approval of the General Atlantic Private Placement" must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. In addition, "Proposal
1 -- Approval of the General Atlantic Private Placement" must receive a "For" vote from over 50% of the outstanding shares of Series D preferred stock, voting separately as a class. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as an "Against" vote. Broker non-votes will have no effect.

RECOMMENDATION OF OUR BOARD OF DIRECTORS.


     The board of directors recommends a vote "For" approval of this "Proposal
1 -- Approval of the General Atlantic Private Placement." California law contemplates that directors who have a personal, financial or other interest that is different from, or in conflict with, those of the shareholders regarding a proposal may abstain from voting to recommend such proposal. Mr. William E. McGlashan, Jr., who is referred to as the Management Director, was formerly the chief executive officer of Critical Path until his resignation from that office at the end of March 2004. Mr. McGlashan is also a managing member of Vectis CP Holdings, LLC, an owner of shares of our Series D preferred stock. Messrs. William E. Ford and Peter L.S. Currie, who are referred to as the General Atlantic Directors, are affiliates of the General Atlantic Investors. Neither the General Atlantic Directors nor the Management Director participated in the voting with respect to the private placements.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS "PROPOSAL 1 -- APPROVAL OF THE GENERAL ATLANTIC PRIVATE PLACEMENT."

                                 PROPOSAL 2 --
                 APPROVAL OF THE JANUARY 2004 PRIVATE PLACEMENT

NATURE OF PROPOSAL.

     In connection with "Proposal 2 -- Approval of the January 2004 Private Placement," you are being asked to consider and vote upon a proposal to approve the issuance of approximately 10 million shares of Series E preferred stock with a price per share of $1.50 to the January 2004 Investors, issuable upon conversion of $15 million principal amount of convertible secured notes.

VOTE REQUIRED.

     To be approved, "Proposal 2 -- Approval of the January 2004 Private Placement" must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. In addition, "Proposal
2 -- Approval of the January 2004 Private Placement" must receive a "For" vote from over 50% of the outstanding shares of Series D preferred stock, voting separately as a class. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as an "Against" vote. Broker non-votes will have no effect.

RECOMMENDATION OF OUR BOARD OF DIRECTORS.


     The board of directors recommends a vote "For" approval of this "Proposal
2 -- Approval of the January 2004 Private Placement." California law contemplates that directors who have a personal, financial or other interest that is different from, or in conflict with, those of the shareholders regarding a proposal may abstain from voting to recommend such proposal. Mr. William E. McGlashan, Jr., who is referred to as the Management Director, was formerly the chief executive officer of Critical Path until his resignation from that office at the end of March 2004. Mr. McGlashan is also a managing member of Vectis CP Holdings, LLC, an owner of shares of our Series D preferred stock. Messrs. William E. Ford and Peter L.S. Currie, who are referred to as the General Atlantic Directors, are affiliates of the General Atlantic Investors. Neither the General Atlantic Directors nor the Management Director participated in the voting with respect to the private placements.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS "PROPOSAL 2 -- APPROVAL OF THE JANUARY 2004 PRIVATE PLACEMENT."

                                 PROPOSAL 3 --
                  APPROVAL OF THE MARCH 2004 PRIVATE PLACEMENT

NATURE OF PROPOSAL.

     In connection with "Proposal 3 -- Approval of the March 2004 Investors Private Placement," you are being asked to consider and vote upon a proposal to approve the issuance of approximately 12.3 million shares of Series E preferred stock with a price per share of $1.50 to the March 2004 Investors, issuable upon conversion of $18.5 million principal amount of convertible secured notes.

VOTE REQUIRED.

     To be approved, "Proposal 3 -- Approval of the March 2004 Private Placement" must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. In addition, "Proposal
3 -- Approval of the March 2004 Private Placement" must receive a "For" vote from over 50% of the outstanding shares of Series D preferred stock, voting separately as a class. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as an "Against" vote. Broker non-votes will have no effect.

RECOMMENDATION OF OUR BOARD OF DIRECTORS.


     The board of directors recommends a vote "For" approval of this "Proposal 3 -- Approval of the March 2004 Private Placement." California law contemplates that directors who have a personal, financial or other interest that is different from, or in conflict with, those of the shareholders regarding a proposal may abstain from voting to recommend such proposal. Mr. William E. McGlashan, Jr., who is referred to as the Management Director, was formerly the chief executive officer of Critical Path until his resignation from that office at the end of March 2004. Mr. McGlashan is also a managing member of Vectis CP Holdings, LLC, an owner of shares of our Series D preferred stock. Messrs. William E. Ford and Peter L.S. Currie, who are referred to as the General Atlantic Directors, are affiliates of the General Atlantic Investors. Neither the General Atlantic Directors nor the Management Director participated in the voting with respect to the private placements.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS "PROPOSAL 3 -- APPROVAL OF THE MARCH 2004 PRIVATE PLACEMENT."

                                 PROPOSAL 4 --
                 APPROVAL OF THE CHEUNG KONG PRIVATE PLACEMENT

NATURE OF PROPOSAL.

     In connection with "Proposal 4 -- Approval of the Cheung Kong Private Placement," you are being asked to consider and vote upon a proposal to approve the issuance of approximately 21.9 million shares of Series E preferred stock with a price per share of $1.50 to the Cheung Kong Investors, issuable upon exchange of approximately $32.8 million principal amount of 5 3/4% convertible subordinated notes, and such additional shares of Series E preferred stock as they may purchase in connection with the proposed rights offering.

VOTE REQUIRED.

     To be approved, "Proposal 4 -- Approval of the Cheung Kong Private Placement" must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. In addition, "Proposal
4 -- Approval of the Cheung Kong Private Placement" must receive a "For" vote from over 50% of the outstanding shares of Series D preferred stock, voting separately as a class. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as an "Against" vote. Broker non-votes will have no effect.

RECOMMENDATION OF OUR BOARD OF DIRECTORS.


     The board of directors recommends a vote "For" approval of this "Proposal
4 -- Approval of the Cheung Kong Private Placement." California law contemplates that directors who have a personal, financial or other interest that is different from, or in conflict with, those of the shareholders regarding a proposal may abstain from voting to recommend such proposal. Mr. William E. McGlashan, Jr., who is referred to as the Management Director, was formerly the chief executive officer of Critical Path until his resignation from that office at the end of March 2004. Mr. McGlashan is also a managing member of Vectis CP Holdings, LLC, an owner of shares of our Series D preferred stock. Messrs. William E. Ford and Peter L.S. Currie, who are referred to as the General Atlantic Directors, are affiliates of the General Atlantic Investors. Neither the General Atlantic Directors nor the Management Director participated in the voting with respect to the private placements.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS "PROPOSAL 4 -- APPROVAL OF THE CHEUNG KONG PRIVATE PLACEMENT."

                                 PROPOSAL 5 --
                       APPROVAL OF THE WARRANT AMENDMENT

NATURE OF PROPOSAL.

     In connection with "Proposal 5 -- Approval of the Warrant Amendment," you are being asked to consider and vote upon a proposal to approve the amendment of warrants to purchase 625,000 shares of common stock held by members of the General Atlantic Investors that reduces the exercise price per share from $4.20 to $1.50.

VOTE REQUIRED.

     To be approved, "Proposal 5 -- Approval of the Warrant Amendment" must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. In addition, "Proposal 5 -- Approval of the Warrant Amendment" must receive a "For" vote from over 50% of the outstanding shares of Series D preferred stock, voting separately as a class. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as an "Against" vote. Broker non-votes will have no effect.

RECOMMENDATION OF OUR BOARD OF DIRECTORS.


     The board of directors recommends a vote "For" approval of this "Proposal
5 -- Approval of the Warrant Amendment." California law contemplates that directors who have a personal, financial or other interest that is different from, or in conflict with, those of the shareholders regarding a proposal may abstain from voting to recommend such proposal. Mr. William E. McGlashan, Jr., who is referred to as the Management Director, was formerly the chief executive officer of Critical Path until his resignation from that office at the end of March 2004. Mr. McGlashan is also a managing member of Vectis CP Holdings, LLC, an owner of shares of our Series D preferred stock. Messrs. William E. Ford and Peter L.S. Currie, who are referred to as the General Atlantic Directors, are affiliates of the General Atlantic Investors. Neither the General Atlantic Directors nor the Management Director participated in the voting with respect to the private placements.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS
               "PROPOSAL 5 -- APPROVAL OF THE WARRANT AMENDMENT."

                                 PROPOSAL 6 --
             APPROVAL OF THE AMENDMENT TO ARTICLES OF INCORPORATION

BACKGROUND.

     Our board of directors is asking you to vote upon a proposal, in connection with the November 2003 convertible note purchase and exchange agreement, the January 2004 convertible note purchase agreement and the March 2004 convertible note purchase agreement, to approve an amendment to our current amended and restated articles of incorporation to increase the authorized number of shares of common stock from 125 million to 200 million and the authorized number of shares of preferred stock from 5 million to 75 million.

     This proposal will not be implemented unless our shareholders approve "Proposal 1 -- Approval of the General Atlantic Private Placement," "Proposal
2 -- Approval of the January 2004 Private Placement," "Proposal 3 -- Approval of March 2004 Private Placement, "Proposal 4 -- Approval of the Cheung Kong Private Placement" and "Proposal 5 -- Approval of the Warrant Amendment." In addition, the approval of each proposal in this proxy statement is a requirement for closing the private placements and the proposed rights offering.

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK.


     If our shareholders approve each of the proposals in this proxy statement and assuming the proposed rights offering is fully subscribed, then immediately following the completion of the proposed rights offering, we would have 22,013,848 shares of our common stock issued and outstanding (assuming exercise in full of the warrants to purchase up to 625,000 shares of common stock held by members of the General Atlantic Investors and based on 21,388,848 shares of common stock outstanding as of April 30, 2004), 4,188,587 shares of our Series D preferred stock issued and outstanding (convertible into 16,495,757 shares of our common stock outstanding as of April 30, 2004) and 66,828,078 shares of our Series E preferred stock issued and outstanding. In that event, we would not have enough shares of preferred stock authorized, and we would not have enough shares of common stock authorized for issuance upon conversion of shares of the Series D preferred stock or Series E preferred stock, pursuant to the employee stock purchase plan or upon the exercise of options or warrants. The actual number of shares outstanding or reserved will depend on the number of shares issued pursuant to the private placements and the proposed rights offering.


     If this proposal is approved by our shareholders, then the additional shares of authorized common stock and preferred stock will become part of the existing series and class of common stock or preferred stock, as the case may be, and the additional shares, when issued, will have the same rights and privileges as the shares of common stock or preferred stock outstanding.

     Subject to the approval of the holders of Series D preferred stock and Series E preferred stock, our board of directors will have the authority to issue shares of the newly authorized common stock and preferred stock that are not issued in connection with the proposed rights offering, the November 2003 convertible note purchase and exchange agreement, the January 2004 convertible note purchase agreement or the March 2004 convertible note purchase agreement, without additional approval by the holders of common stock, except as required by the rules of the Nasdaq National Market. These rules require shareholder approval in advance for, among other things, the issuance of shares of common stock or securities convertible into or exercisable for common stock that have or will have 20% or more of our voting power or that represent or will represent 20% or more of our common stock outstanding or issuable upon the conversion or exercise of outstanding securities. In the case of issuances of securities to substantial security holders of a listed company, such as the General Atlantic Investors, the Cheung Kong Investors and the Apex Investors, we will need to seek shareholder approval in advance for, among other things, the issuance of shares of common stock or securities convertible into or exercisable for common stock that represent 1% or more of our voting power or that represent or will represent 1% or more of our common stock outstanding or issuable upon the conversion or exercise of outstanding securities.

     If additional authorized shares are issued in the future, they will decrease your percentage equity ownership of our company. This is known as dilution.

     If this proposal is approved by the shareholders, the additional shares of common stock and preferred stock will become authorized and issuable upon the filing of an amendment to our current amended and restated articles of incorporation to increase the authorized number of shares of common stock from 125 million to 200 million and the authorized number of shares of preferred stock from 5 million to 75 million. We intend to file and record the amendment promptly after the special meeting. Our board of directors may make any and all changes to the form of amendment that it deems necessary in order to file the amendment with the California Secretary of State. Our board of directors may also abandon or delay the amendment at any time before or after the special meeting and prior to the effective date of the amendment if for any reason our board of directors deems it advisable to do so, subject to the approval of the General Atlantic Investors and the Cheung Kong Investors, pursuant to the November 2003 convertible note purchase and exchange agreement, the approval of the January 2004 Investors, pursuant to the January 2004 convertible note purchase agreement and the approval of the March 2004 Investors, pursuant to the March 2004 convertible note purchase agreement.

     The proposed increase in authorized common stock and preferred stock will permit the conversion by the General Atlantic Investors, the January 2004 Investors and the March 2004 Investors of their convertible secured notes into shares of Series E preferred stock and the exchange by the Cheung Kong Investors of their 5 3/4% convertible subordinated notes into shares of Series E preferred stock.

     Finally, the amendment to our articles of incorporation to increase the authorized number of shares of common stock and preferred stock is necessary to allow us to conduct the private placements and proposed rights offering.


     Only shareholders of record of our common stock (including shares of common stock represented by the Special Voting Share related to our Nova Scotia subsidiary) at the close of business on April 30, 2004 will be entitled to vote at the special meeting and any adjournments or postponements of the meeting. This proxy statement is being mailed to you because our records show that you were a shareholder of record of our common stock on April 30, 2004.


REASONS FOR SHAREHOLDER APPROVAL.

     Under the California Corporations Code and under the terms of our amended and restated articles of incorporation, the approval and adoption of the amendment to our amended and restated articles of incorporation to increase the authorized number of shares of common stock and preferred stock require the affirmative vote of the holders of a majority of the outstanding shares of common stock and the votes represented by the Special Voting Share (excluding the shares of Series D preferred stock), voting together as a class, and the outstanding shares of Series D preferred stock, voting separately as a class. See the question entitled "How many votes do the common shareholders have?" on page 7 of this proxy statement for further information on the common stock issuable upon the conversion or exchange of specified securities.


     The General Atlantic Investors and the Cheung Kong Investors, who held 10,026,733 shares and 3,437,735 shares, respectively, of our Series D preferred stock (on an as converted to common stock basis), or approximately 26.0% and 8.9%, respectively, of our outstanding voting power, as of April 30, 2004, have agreed, solely in their capacity as shareholders, to vote their shares of our Series D preferred stock in favor of the amendment to our amended and restated articles of incorporation to increase the authorized number of shares of common stock and preferred stock. The General Atlantic Investors and the Cheung Kong Investors are unaffiliated, unrelated to each other and do not constitute a group.

VOTE REQUIRED.

     To be approved, "Proposal 6 -- Approval of the Amendment to Articles of Incorporation" must receive a "For" vote from over 50% of the outstanding shares either in person or by proxy. In addition, "Proposal 6 -- Approval of the Amendment to Articles of Incorporation" must receive a "For" vote from over 50% of the outstanding shares of common stock and the votes represented by the Special Voting Share (excluding the shares of Series D preferred stock), voting together as a class, and the outstanding shares of Series D preferred stock, voting separately as a class. If you do not vote or "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote. Completion of the amendment to our articles of incorporation is a condition to the consummation of the private placements, so shareholders who vote to approve Proposal 1, Proposal 2, Proposal 3 or Proposal 4 should also vote to approve Proposal 6 or the private placements cannot take effect.

RECOMMENDATION OF OUR BOARD OF DIRECTORS.


     The board of directors recommends a vote "For" approval of this "Proposal
5 -- Approval of the Amendment to Articles of Incorporation." California law contemplates that directors who have a personal, financial or other interest that is different from, or in conflict with, those of the shareholders regarding a proposal may abstain from voting to recommend such proposal. Mr. William E. McGlashan, Jr., who is referred to as the Management Director, was formerly the chief executive officer of Critical Path until his resignation from that office at the end of March 2004. Mr. McGlashan is also a managing member of Vectis CP Holdings, LLC, an owner of shares of our Series D preferred stock. Messrs. William E. Ford and Peter L.S. Currie, who are referred to as the General Atlantic Directors, are affiliates of the General Atlantic Investors. Neither the General Atlantic Directors nor the Management Director participated in the voting with respect to the private placements.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS "PROPOSAL 6 -- APPROVAL OF THE AMENDMENT TO ARTICLES OF INCORPORATION."

                                 PROPOSAL 7 --
                     APPROVAL OF THE AMENDMENT TO SERIES D
                  PREFERRED STOCK CERTIFICATE OF DETERMINATION

BACKGROUND.

     In December 2001, we sold 2,162,582 shares of Series D preferred stock to members of the General Atlantic Investors, members of the Cheung Kong Investors and Vectis CP Holdings, LLC at $13.75 per share, for an aggregate of $29.7 million. The securities were sold to finance operations. As part of the same transaction, members of the General Atlantic Investors also exchanged $64.63 million face value of its 5 3/4% convertible subordinated notes, which they had purchased for on the open market for $25.3 million, for 1,837,418 shares of Series D preferred stock. We also issued to members of the General Atlantic Investors warrants to purchase up to an additional 625,000 shares of our common stock. On November 21, 2003, we issued 188,587 shares of Series D preferred stock in connection with a $5.1 million settlement with MBCP PeerLogic, LLC and its affiliates.

     The General Atlantic Investors consist of General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC and GAPCO GmbH & Co. KG. The Cheung Kong Investors consist of Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited. The General Atlantic Investors and the Cheung Kong Investors are unaffiliated, unrelated to each other and do not constitute a group.

     Our board of directors is asking you to vote upon a proposal, in connection with the November 2003 convertible note purchase and exchange agreement, the January 2004 convertible note purchase agreement and the March 2004 convertible note purchase agreement, to approve an amended and restated certificate of determination of preferences of Series D preferred stock to, among other things, amend the Series D preferred stock liquidation preference upon a liquidation and change of control, to eliminate the participation feature, to reduce the conversion price from $4.20 to $1.50 and to reduce the amount of dividends to which the holders of Series D preferred stock are entitled.

     This proposal will not be implemented unless our shareholders approve "Proposal 1 -- Approval of the General Atlantic Private Placement," "Proposal
2 -- Approval of the January 2004 Private Placement," "Proposal 3 -- Approval of the March 2004 Private Placement," "Proposal 4 -- Approval of the Cheung Kong Private Placement" and "Proposal 5 -- Approval of the Warrant Amendment." In addition, the approval of each proposal in this proxy statement is a requirement for closing the private placements and the rights offering.

AMENDMENT AND RESTATEMENT OF CERTIFICATE OF DETERMINATION OF PREFERENCES OF SERIES D PREFERRED STOCK.

     Under the November 2003 convertible note purchase and exchange agreement, we must receive approval for and file an amended and restated certificate of determination of preferences of Series D preferred stock.

     Terms of the amended and restated Series D preferred stock. The following summary of the terms of the amended shares of Series D preferred stock is qualified in its entirety by the certificate of determination of preferences of Series D preferred stock attached to this proxy statement as APPENDIX D and incorporated by reference into this proxy statement.

     If this proposal is approved, we will file an amended and restated certificate of determination of preferences of Series D preferred stock to amend the terms of the shares of Series D preferred stock. The terms of the amended Series D preferred stock are discussed below.

     The holders of Series D preferred stock have agreed to allow us to eliminate the right of the Series D preferred stock to participate on a pro rata basis with common shareholders in any remaining equity (after the full preferential returns to the Series D preferred stock and the Series E preferred stock). In addition, following the date shares of Series E preferred stock are first issued, dividends on the shares of Series D preferred stock will accrue at a simple annual rate of 5 3/4% whether or not declared by our board of directors. The rights of the Series D preferred stock to cumulative dividends at 8% will be eliminated going forward. Thus, assuming we file an amended and restated certificate of determination of preferences of Series D preferred stock to amend the terms of the shares of Series D preferred stock, the shares of Series D preferred stock will have a preferential return consisting of cumulative dividends at 8%, up to the date shares of Series E preferred stock are first issued, and simple dividends at 5 3/4% thereafter. This is known as Series D Accreted Value.

     The Series D preferred stock contains a preferential return of equity (subordinate to the Series E preferred stock liquidation preference), upon a change of control or the optional redemption by Critical Path, that is equal to the sum of the Series D Accreted Value plus all dividends that would have accrued through the fourth anniversary of the date shares of Series E preferred stock are first issued. This is known as the Series D Accelerated Preference.

     A change of control includes, among other events, any merger, consolidation or other business combination transaction in which the shareholders owning a majority of our voting securities do not own a majority of our voting securities of the surviving entity, any tender, exchange or other offer whereby any person obtains a majority of the voting securities, any proxy contest in which a majority of our board of directors prior to such contest do not constitute a majority of our board of directors after such contest, sale of all or substantially all of our assets or any other transaction that triggers the issuance of rights pursuant to our preferred stock rights agreement (unless waived by our board of directors).

     Subject to the rights and preferences of the Series E preferred stock, with respect to distributions upon a liquidation, the payment of dividends or a change of control, the shares of Series D preferred stock rank senior to all capital stock of Critical Path. In the event of a liquidation, each share of Series D preferred stock will be paid, prior to the payment of any other equity securities (except for the Series E preferred stock), payments equal to the greater of:

     - the Series D Accreted Value;

     - 1.6 times the original purchase price of the Series D preferred stock (or $22 per share); or

     - the value that would be paid to the holder of the number of shares of common stock into which such shares of Series D preferred stock are convertible immediately prior to the closing of such liquidation.

     In the event of a change of control, each share of Series D preferred stock will be paid, prior to the payment of any other equity securities (except for the Series E preferred stock), payments equal to the greater of:

     - the Series D Accelerated Preference;

     - 1.6 times the original purchase price of the Series D preferred stock (or $22 per share); or

     - the amount that would be paid to the holder of the number of shares of common stock into which such shares of Series D preferred stock are convertible immediately prior to the closing of such change of control.

     The shares of Series D preferred stock may be called for redemption, at the option of Critical Path upon the occurrence of specified events, on or after the third anniversary of the date shares of Series E preferred stock are first issued. If on any date after the third anniversary of the date shares of Series E preferred stock are first issued, the average closing price per share of our common stock, for any 60 consecutive trading days after such third anniversary date, equals or exceeds 400% of the Series D Accelerated Preference, Critical Path has the option to call for redemption, within 30 days following such date, all, but not less than all, of the outstanding shares of Series D preferred stock in cash, at a price per share equal to the Series D Accelerated Preference.

     The shares Series D preferred stock must be called for redemption on the fourth anniversary of the date shares of Series E preferred stock are first issued for an amount equal to the Series D Accreted

Value. The redemption rights of the Series D preferred stock are subordinate to the redemption rights of the Series E preferred stock.

     The holders of Series D preferred stock are entitled to elect one member to our board of directors. In addition, each share of Series D preferred stock entitles its holder to vote at any shareholders meeting, on any matter entitled to be voted on by holders of our common stock, voting together as a single class with other shares entitled to vote on such matters. In order to comply with the voting rules of the National Association of Securities Dealers, Inc. (referred to as the NASD), the voting power of the Series D preferred stock will be impaired after its terms are amended. For each share of Series D preferred stock, the holder will initially be entitled to approximately 3.86342 votes. Although the voting conversion ratio will remain the same (subject to adjustment for stock splits, subdivisions, reclassifications, distributions and similar transactions), pursuant to the terms of the Series D preferred stock, the number of shares of common stock into which the Series D preferred stock is convertible and the percentages of beneficial ownership and voting power represented by the shares of Series D preferred stock will increase as dividends accrue on the Series D preferred stock following the amendment.

     In addition, the holders of a majority of outstanding shares of Series D preferred stock must approve:

     - any amendment to our articles of incorporation or bylaws;

     - any issuance or authorization of shares of equity securities ranking senior to the Series D preferred stock or any amendment to the number of authorized shares of Series D preferred stock;

     - the redemption of any junior equity securities or the payment of dividends to junior equity holders; or

     - the incurrence of any indebtedness, subject to certain exceptions.

     The amended and restated certificate of determination of preferences of Series D preferred stock will reduce the conversion price of the Series D preferred stock from $4.20 to $1.50. As a result, each share of Series D preferred stock will be convertible at any time at the option of the holder into the number of shares of common stock derived by dividing (a) the Series D Accreted Value by (b) $1.50, subject to certain antidilution provisions. The terms of the Series D preferred stock contain protection against dilution if Critical Path effects a subdivision or combination of common stock or in the event of a reclassification, recapitalization, stock split, stock dividend or other distribution payable in securities of Critical Path or any other company.

REASONS FOR SHAREHOLDER APPROVAL.

     Under the California Corporations Code and under the terms of our amended and restated articles of incorporation, the approval and adoption of the amended and restated certificate of determination of preferences of Series D preferred stock require the affirmative vote of the holders of a majority of the outstanding shares of common stock and the votes represented by the Special Voting Share (excluding the shares of Series D preferred stock), voting together as a class, and the outstanding shares of Series D preferred stock, voting separately as a class. See the question entitled "How many votes do the common shareholders have?" on page 7 of this proxy statement for further information on the common stock issuable upon the conversion or exchange of specified securities.


     The General Atlantic Investors and the Cheung Kong Investors, who held 10,026,733 shares and 3,437,735 shares, respectively, of our Series D preferred stock (on an as converted to common stock basis), or approximately 26.0% and 8.9%, respectively, of our outstanding voting power, as of April 30, 2004, have agreed, solely in their capacity as shareholders, to vote their shares of our Series D preferred stock in favor of the amendment and restatement of the amended and restated certificate of determination of preferences of Series D preferred stock. The General Atlantic Investors and the Cheung Kong Investors are unaffiliated, unrelated to each other and do not constitute a group.

VOTE REQUIRED.

     To be approved, "Proposal 7 -- Approval of the Amendment to Series D Preferred Stock Certificate of Determination" must receive a "For" vote from over 50% of the outstanding shares either in person or by proxy. In addition, "Proposal 7 -- Approval of the Amendment to Series D Preferred Stock Certificate of Determination" must receive a "For" vote from over 50% of the outstanding shares of common stock and the votes represented by the Special Voting Share (excluding the shares of Series D preferred stock), voting together as a class, and the outstanding shares of Series D preferred stock, voting separately as a class. If you do not vote or "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote. Completion of the amendment and restatement of the amended and restated certificate of determination of Series D preferred stock is a condition to the consummation of the private placements, so shareholders who vote to approve Proposal 1, Proposal 2, Proposal 3 or Proposal 4 should also vote to approve Proposal 7 or the private placements cannot take effect.

RECOMMENDATION OF OUR BOARD OF DIRECTORS.


     The board of directors recommends a vote "For" approval of this "Proposal
7 -- Approval of the Amendment to Series D Preferred Stock Certificate of Determination." California law contemplates that directors who have a personal, financial or other interest that is different from, or in conflict with, those of the shareholders regarding a proposal may abstain from voting to recommend such proposal. Mr. William E. McGlashan, Jr., who is referred to as the Management Director, was formerly the chief executive officer of Critical Path until his resignation from that office at the end of March 2004. Mr. McGlashan is also a managing member of Vectis CP Holdings, LLC, an owner of shares of our Series D preferred stock. Messrs. William E. Ford and Peter L.S. Currie, who are referred to as the General Atlantic Directors, are affiliates of the General Atlantic Investors. Neither the General Atlantic Directors nor the Management Director participated in the voting with respect to the private placements.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS "PROPOSAL 7 -- APPROVAL OF THE AMENDMENT TO SERIES D PREFERRED
                      STOCK CERTIFICATE OF DETERMINATION."

                  COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                      OWNERS AND MANAGEMENT AND DIRECTORS

PRINCIPAL SHAREHOLDERS.


     The following table sets forth certain information regarding beneficial ownership of common stock as of April 28, 2004 by:


     - each person or entity known to Critical Path to own beneficially more than 5% of our common stock;

     - each of Critical Path's directors;

     - the chief executive officer of Critical Path as of December 31, 2003, each of the three other most highly compensated executive officers of Critical Path whose total salary and bonus exceeded $100,000 during the year ended December 31, 2003, and two former executive officers whose total salary and bonus exceeded $100,000 during the year ended December 31, 2003 but who were no longer employed with Critical Path on December 31, 2003, whom we refer to as named executive officers; and all executive officers and directors as a group.


                                                           AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                              ---------------------------------------------------------------------------------------------------
                                              SHARES OF     RIGHT TO ACQUIRE
                               SHARES OF       SERIES D       OWNERSHIP OF                                           COMMON AND
                                 COMMON       PREFERRED       COMMON STOCK                                            SERIES D
                                 STOCK          STOCK            WITHIN          TOTAL OF               SERIES D      PREFERRED
NAME AND ADDRESS OF           BENEFICIALLY   BENEFICIALLY      60 DAYS OF         COMMON      COMMON    PREFERRED     STOCK (AS
BENEFICIAL OWNER(1)              OWNED          OWNED        APRIL 28, 2004       STOCK      STOCK(2)   STOCK(2)    CONVERTED)(2)
-------------------           ------------   ------------   ----------------    ----------   --------   ---------   -------------
5% SHAREHOLDERS
Entities affiliated with
 General Atlantic Partners,
 LLC(3).....................          --      2,545,455        10,647,363       10,647,363      2.8       60.8          27.7
 3 Pickwick Plaza
 Greenwich, CT
Scott Smith and affiliated
 entities(4)................   1,071,888             --                --        1,071,888      5.1         --           2.9
 c/o Camelot Management
   Corp.
 3 Pickwick Plaza
 Greenwich, CT
Peter Kellner and affiliated
 entities(5)................   1,330,084             --                --        1,330,084      6.3         --           3.6
 c/o Richmond I, LLC
 10563 Brunswick Road, Suite
 7
 Grass Valley, CA 95945
Cheung Kong (Holdings)
 Limited and affiliated.....          --        872,727         3,436,237        3,436,237       --       20.8           9.1
 8th Floor, Cheung Kong
   Center
 2 Queen's Road Central
 Hong Kong(6)
Vectis Group, LLC and
 affiliated entities(7).....          --        581,818         2,407,075        2,407,075        *       13.9           6.3
 c/o BPM
 600 California Street,
 Suite 1300
 San Francisco, CA 94180
DIRECTORS AND NAMED
 EXECUTIVE OFFICERS
William E. McGlashan,
 Jr. .......................     280,288(8)     581,818         3,626,470(9)     3,906,758      7.1       13.9          10.0
Paul Bartlett...............          --             --           236,975(10)      236,975        *         --             *
Patrick Currie..............          --             --           105,207(11)      105,207        *         --             *
Barry Twohig................       1,001             --            96,945(12)       96,945        *         --             *
Bernard Harguindeguy........          --             --           251,301(13)      251,301      1.2         --             *
Robert Shipp................          --             --                --               --       --         --            --
Peter Currie................          --             --             6,250(14)        6,250        *         --             *
Ross Dove...................          --             --            21,875(15)       21,875        *         --             *
William E. Ford.............          --      2,545,455        10,719,238(16)   10,719,238      3.2       60.8          27.8
Frost R.R. Prioleau.........          --             --             6,250(17)        6,250        *         --             *
Steven R. Springsteel.......          --             --            21,875(18)       21,875        *         --             *
All Named Executive Officers
 and current directors,
 nominees and executive
 officers as a group (15
 persons)(19)...............     990,369      3,127,273        15,393,096       15,115,693     16.6       74.7          40.0

---------------

  *  Amount represents less than 1% of the indicated class or classes of stock.

 (1) Unless otherwise indicated, the address for each of the executive officers and directors above is c/o Critical Path, Inc., 350 The Embarcadero, San Francisco, California 94105-1204.


 (2) Applicable percentage ownership of common stock is based on 21,388,848 shares of common stock issued and outstanding as of April 28, 2004 including 110,239 shares of common stock issuable upon exchange of Exchangeable Shares of Class A Non-Voting Preferred Shares of Critical Path Messaging Co., an unlimited liability company existing under the laws of the Province of Nova Scotia and a wholly owned subsidiary of the Company. Each Exchangeable Share is exchangeable for one Common Share. Applicable percentage ownership of Series D preferred stock is based on 4,188,587 shares of Series D preferred stock issued and outstanding on April 28, 2004. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission (SEC). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible or exchangeable into such shares of common stock, held by that person, that are currently exercisable or exercisable within 60 days of April 28, 2004 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of another person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder's name.



 (3) According to a Schedule 13D, dated as of December 21, 2001, filed jointly by General Atlantic Partners, LLC (GAP), General Atlantic Partners 74, L.P. (GAP 74), GapStar, LLC (GapStar) and GAP Coinvestment Partners II, L.P. (GAPCO and, collectively with GAP, GAP 74 and GapStar, the Reporting Persons), the Reporting Persons own no shares of the Company's common stock. The Reporting Persons report collective beneficial ownership as to 2,545,455 shares of the Company's Series D preferred stock, which were initially convertible into 8,333,333 shares of common stock, and warrants to purchase 625,000 shares of common stock that are exercisable within 60 days of April 28, 2004. GAP is the general partner of GAP 74 and the sole member of GapStar. The managing members of GAP (other than Klaus Esser) are also the general partners of GAPCO. GAP and the managing members of GAP report shared voting and dispositive power of the 2,545,455 shares of Series D preferred stock and the warrants to purchase 625,000 shares of common stock held by the Reporting Persons. GAP 74 owns 2,091,218 shares of Series D preferred stock or 6,846,249 shares of common stock on an as converted basis and owns warrants to purchase 513,468 shares of common stock. GapStar owns 159,091 shares of Series D preferred stock or 520,833 shares of common stock on an as converted basis and owns warrants to purchase 39,063 shares of common stock. GAPCO owns 295,146 shares of Series D preferred stock or 966,251 shares of common stock on an as converted basis and warrants to purchase 72,469 shares of common stock. The number of shares of common stock into which the Series D preferred stock convert as reflected in this footnote does not include the accretion of dividends after the date of the applicable Schedule 13D. The number of shares of common stock as reflected in the table does include such accretion of dividends. The number of shares in this footnote have been adjusted to reflect the stock split effected on August 1, 2003.


 (4) Scott Smith filed a Schedule 13G/A, dated as of February 11, 2003, with the SEC on behalf of himself and related parties described herein. According to the Schedule 13G/A, shares are held for the account of Camelot Management Corporation, Camelot Offshore Fund Limited and Scott Smith. Scott Smith is an officer of Camelot Management Corporation and a director of Camelot Offshore Fund Limited. Scott Smith reported beneficial ownership of 1,071,888 shares of common stock as of December 31, 2002. The shares held consist of 268,325 shares of common stock held for the account of Camelot Management Corporation, 268,325 shares of common stock held for the account of Camelot Offshore Fund Limited and 1,071,888 shares of common stock held for the account of Scott Smith. The reporting person reported shared voting power over 1,071,888 shares and shared dispositive power over 1,071,888 shares. The number of shares in this footnote have been adjusted to reflect the stock split effected on August 1, 2003.

 (5) Peter Kellner filed a Schedule 13D, dated as of February 4, 2004, with the SEC on behalf of himself and related parties described herein. According to the Schedule 13D, shares are held for the account of Richmond I, LLC and Peter Kellner. Peter Kellner has voting and dispositive voting power over Richmond I, LLC. Peter Kellner reported beneficial ownership of 1,330,084 shares of common stock (adjusted to include 57,825 options exercisable within 60 days of February 2, 2004). The shares held consist of 696,056 shares of common stock held for the account of Richmond I, LLC and 1,330,084 shares of common stock held for the account of Peter Kellner. The reporting person reported shared voting power over 1,330,084 shares and shared dispositive power over 1,330,084 shares.

 (6) According to a Schedule 13D/A, dated as of December 1, 2003, filed by jointly by Cheung Kong (Holdings) Limited (Cheung Kong), Campina Enterprises Limited, an indirect wholly owned subsidiary of Cheung Kong (Campina), Hutchison Whampoa Limited (HWL), an entity in which Cheung Kong holds a 49.97% interest, Cenwell Limited, an indirect wholly owned subsidiary of HWL (Cenwell), CK Life Sciences Int'l., (Holdings) Inc. (CK
     Life), an entity in which Cheung Kong holds a 44.0% interest, and Great Affluent Limited (GAL), an indirect wholly owned subsidiary of CK Life, Campina and Cenwell hold 436,363 and 436,364 shares of our Series D preferred stock, respectively, collectively convertible into 3,317,782 shares of our common stock. Cheung Kong and Campina report shared voting and dispositive power as to the shares held by Campina. Cheung Kong, HWL and Cenwell reported shared voting and dispositive power as to the shares held by Cenwell. Cheung Kong disclaims beneficial ownership of the 3,317,782 shares of common stock beneficially owned by Cenwell and Campina. The number of shares of common stock into which the Series D preferred stock convert as reflected in this footnote does not include the accretion of dividends after the date of the applicable Schedule 13D/A. The number of shares as reflected in the table does include such accretion of dividends.


 (7) Vectis Group LLC, a Delaware limited liability company (Vectis), filed a
     Schedule 13D, dated as of August 8, 2003, with the SEC on behalf of itself and related parties. According to the Schedule 13D, shares are held for the account of Vectis, the reporting person. William E. McGlashan, Jr. and Matthew Hobart are the managing members of Vectis. The shares held consist of (i) 2,064,780 shares of common stock issuable upon the conversion of shares of Series D preferred stock, including the accretion of dividends, and (ii) 116,250 shares of common stock issuable subject to warrants currently exercisable in full. The shares exclude shares held individually by the principals of Vectis and shares beneficially owned by the principals of Vectis subject to options exercisable within 60 days of April 28, 2004. The number of shares of common stock into which the Series D preferred stock convert as reflected in this footnote does not include the accretion of dividends after the date of the applicable Schedule 13D. The number of shares as reflected in the table does include such accretion of dividends.


 (8) Includes (i) 250,000 shares of common stock purchased by Mr. McGlashan through an early option exercise pursuant to a promissory note and stock pledge agreement with us, and subject to a lapsing right of repurchase by us, (ii) 20,000 shares of common stock purchased by Mr. McGlashan's spouse and (iii) 10,288 shares purchased under our employee stock purchase plan.


 (9) Includes (i) 1,219,395 shares subject to options exercisable within 60 days of April 28, 2004, (ii) 116,250 shares subject to warrants to purchase shares of common stock held by Vectis and exercisable within 60 days of April 28, 2004 and (iii) 2,290,825 shares of common stock issuable upon the conversion of shares of Series D preferred stock. See footnote 7 above. Mr. McGlashan disclaims beneficial ownership of the securities held by Vectis and its affiliates within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934. The shares exclude all shares subject to options issued to other Vectis principals as part of their individual employment agreements with Critical Path and all shares individually owned by other Vectis principals.



(10) Consists of 236,975 shares subject to options exercisable within 60 days of April 28, 2004.

(11) Consists of 105,207 shares subject to options exercisable within 60 days of April 28, 2004.



(12) Consists of 96,945 shares subject to options exercisable within 60 days of April 28, 2004.



(13) Consists of 251,301 shares subject to options exercisable within 60 days of April 28, 2004.



(14) Consists of 6,250 shares subject to options exercisable within 60 days of April 28, 2004.



(15) Consists of 21,875 shares subject to options exercisable within 60 days of April 28, 2004.



(16) Includes 10,647,363 shares issuable upon the conversion of the Series D preferred stock and exercise of warrants to purchase shares of common stock. See footnote (3) above. Mr. Ford disclaims beneficial ownership of the securities described in footnote (3) above except to the extent of his pecuniary interest therein. Also includes 71,875 shares subject to options exercisable within 60 days of April 28, 2004.



(17) Consists of 6,250 shares subject to options exercisable within 60 days of April 28, 2004.



(18) Consists of 21,875 shares subject to options exercisable within 60 days of April 28, 2004.



(19) Includes shares beneficially owned by the directors and executive officers as a group consisting of the named executive officers, Messrs. Ferrer, Clark, Zukerman and Serbinis. Includes an aggregate of 709,080 shares of common stock beneficially owned by Messrs. Ferrer and Zukerman and 300,710 shares subject to options exercisable within 60 days of April 28, 2004 held by Messrs. Zukerman and Serbinis.


                           ADVANCE NOTICE PROCEDURES

     Under our bylaws, no business may be brought before a special or annual meeting except as specified in the notice of the meeting (which includes shareholder proposals that we are required to set forth in our proxy statement under SEC Rule 14a-8) or, with respect to annual meetings, as otherwise brought before the meeting by or at the direction of the board of directors or by a shareholder entitled to vote who has delivered notice to Critical Path (containing certain information specified in the bylaws) not less than 120 days prior to the first anniversary of the date that materials for the previous year's annual meeting were mailed. These requirements are separate and apart from, and in addition to, the SEC requirements that a shareholder must meet to have a shareholder proposal included in the Company's proxy statement under Rule14a-8.

     A copy of the full text of the bylaw provisions discussed above may be obtained by written request to: Secretary, Critical Path, Inc., 350 The Embarcadero, San Francisco, California 94105-1204.

     If any matter should nevertheless come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote all proxies (unless otherwise directed by shareholders) in accordance with their judgment on such matter.

     Whether or not you intend to be present at the special meeting, we urge you to return your signed proxy promptly.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Any proposal intended for inclusion in our proxy statement and form of proxy relating to our 2004 Annual Meeting of Shareholders should be sent to:
Secretary, Critical Path, Inc., 350 The Embarcadero, San Francisco, California 94105-1204, and must have been received by January 23, 2004.

                      ATTENDANCE OF PRINCIPAL ACCOUNTANTS

     Representatives of PricewaterhouseCoopers LLP, independent accountants, are expected to be present at the special meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference into this proxy statement is an important part of this proxy statement. Specifically, we are incorporating by reference the document listed below:


     Our Annual Report on Form 10-K for the year ended December 31, 2003, as amended by our Form 10-K/A, filed April 19, 2004.



     OUR 2003 ANNUAL REPORT ON FORM 10-K/A HAS BEEN MAILED WITH THIS PROXY STATEMENT. WE WILL PROVIDE COPIES OF EXHIBITS TO THIS DOCUMENT, BUT WILL CHARGE A REASONABLE FEE PER PAGE TO ANY REQUESTING SHAREHOLDER. SHAREHOLDERS OF RECORD MAY MAKE SUCH REQUEST IN WRITING TO THE COMPANY AT:


                              CRITICAL PATH, INC.
                              350 THE EMBARCADERO
                        SAN FRANCISCO, CALIFORNIA 94105
                         ATTENTION: INVESTOR RELATIONS
                                 (415) 541-2500


     THE REQUEST MUST INCLUDE A REPRESENTATION BY THE SHAREHOLDER THAT AS OF APRIL 30, 2004, THE SHAREHOLDER WAS ENTITLED TO VOTE AT THE SPECIAL MEETING.


                             ADDITIONAL INFORMATION

     We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC public reference rooms. You can request copies of these documents by writing to the SEC and paying a fee for the copying costs. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Our SEC filings are also available at the SEC's website at www.sec.gov.

                                          By Order of the Board of Directors,

                                          -s- MICHAEL J. ZUKERMAN
                                          Michael J. Zukerman
                                          Senior Vice President,
                                          General Counsel and Secretary

San Francisco, California
May 5, 2004

                                                                      APPENDIX A

                CONVERTIBLE NOTE PURCHASE AND EXCHANGE AGREEMENT

                                     AMONG

                              CRITICAL PATH, INC.,

                      GENERAL ATLANTIC PARTNERS 74, L.P.,

                      GAP COINVESTMENT PARTNERS II, L.P.,

                                 GAPSTAR, LLC,

                                  GAP-W, LLC,

                              GAPCO GMBH & CO. KG,

                          CAMPINA ENTERPRISES LIMITED,

                                CENWELL LIMITED,

                            GREAT AFFLUENT LIMITED,

                              DRAGONFIELD LIMITED

                                      AND

                              LION COSMOS LIMITED
                          ----------------------------

                            DATED: NOVEMBER 18, 2003

                          ----------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ARTICLE I  DEFINITIONS......................................    1
  1.1   Definitions.........................................    1

ARTICLE II  PURCHASE AND SALE OF NOTES; CONVERSION;
        EXCHANGE............................................    7
  2.1   Purchase and Sale of Notes..........................    7
  2.2   Filings.............................................    7
  2.3   Exchange of CK Sub Notes............................    8
  2.4   Certificates of Determination.......................    8
  2.5   Use of Proceeds.....................................    8
  2.6   Closings; Deliveries................................    8
  2.7   Subsequent Sale of Shares of Series E Preferred
        Stock...............................................    9

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE
        COMPANY.............................................   10
  3.1   Corporate Existence and Power.......................   10
  3.2   Authorization; No Contravention.....................   10
  3.3   Governmental Authorization; Third Party Consents....   10
  3.4   Binding Effect......................................   10
  3.5   Litigation..........................................   11
  3.6   Compliance with Laws................................   11
  3.7   Capitalization......................................   11
  3.8   No Default or Breach; Contractual Obligations.......   12
  3.9   Title to Properties.................................   12
  3.10  Reports; Financial Statements.......................   12
  3.11  Taxes...............................................   13
  3.12  No Material Adverse Change; Ordinary Course of
        Business............................................   13
  3.13  Private Offering....................................   13
  3.14  Labor Relations.....................................   14
  3.15  Employee Benefit Plans..............................   14
  3.16  Liabilities.........................................   15
  3.17  Affiliate Transactions..............................   15
  3.18  Intellectual Property...............................   15
  3.19  Privacy of Customer Information.....................   16
  3.20  Potential Conflicts of Interest.....................   16
  3.21  Trade Relations.....................................   16
  3.22  Outstanding Borrowing...............................   17
  3.23  Broker's, Finder's or Similar Fees..................   17
  3.24  Stockholder Approval................................   17
  3.25  CCC Section.........................................   17
  3.26  Disclosure..........................................   17

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF THE LENDERS
        AND CK PURCHASERS...................................   17
  4.1   Existence and Power.................................   17
  4.2   Authorization; No Contravention.....................   17
  4.3   Governmental Authorization; Third Party Consents....   18

                                                              PAGE
                                                              ----
  4.4   Binding Effect......................................   18
  4.5   Purchase for Own Account............................   18
  4.6   Restricted Securities...............................   18
  4.7   Accredited Investor.................................   19
  4.8   Experience..........................................   19
  4.9   Access to Information...............................   19
  4.10  General Solicitation................................   19
  4.11  Reliance............................................   19

ARTICLE V  CONDITIONS TO INITIAL CLOSING....................   19
  5.1   Conditions to Lenders' and CK Purchasers'
     Obligations............................................   19
  5.2   Conditions to Company's Obligations.................   20

ARTICLE VI  CONDITIONS TO SUBSEQUENT CLOSING................   20
  6.1   Conditions to CK Purchasers' Obligations............   20
  6.2   Conditions to the Company's Obligations.............   21

ARTICLE VII  INDEMNIFICATION................................   21
  7.1   Indemnification.....................................   21
  7.2   Notification........................................   21
  7.3   Contribution........................................   22

ARTICLE VIII  COVENANTS.....................................   22
  8.1   Financial Statements and Other Information..........   22
  8.2   FIRPTA Certificate..................................   23
  8.3   Reservation of Common Stock.........................   23
  8.4   Stockholder Approval................................   23
  8.5   Financial Covenants.................................   24
  8.6   SVB Debt Matters....................................   24

ARTICLE IX  TERMINATION OF AGREEMENT........................   26
  9.1   Termination.........................................   26

ARTICLE X  MISCELLANEOUS....................................   26
  10.1   Survival of Representations and Warranties.........   26
  10.2   Notices............................................   26
  10.3   Successors and Assigns; Third Party
     Beneficiaries..........................................   27
  10.4   Amendment and Waiver...............................   28
  10.5   Counterparts.......................................   28
  10.6   Headings...........................................   28
  10.7   Governing Law......................................   28
  10.8   Severability.......................................   28
  10.9   Rules of Construction..............................   28
  10.10  Entire Agreement...................................   28
  10.11  Fees...............................................   28
  10.12  Publicity; Confidentiality.........................   28
  10.13  Further Assurances.................................   29
  10.14  Legal Representation...............................   29

EXHIBITS
  A       Form of Note
  B       Form of Amended and Restated Registration Rights Agreement
  C       Form of Amended and Restated Series D Certificate of
          Determination
  D       Form of Amended and Restated Stockholders Agreement
  E       Articles of Incorporation
  F       By-laws
  G       Form of Series E Certificate of Determination
  H       Form of Warrant Amendment
  I       Form of Pillsbury Winthrop LLP Opinion

SCHEDULES
  2.1     Purchased Notes
  2.3     CK Purchasers
  3.3     Government Authorizations; Consents
  3.5     Litigation
  3.7(a)  Capitalization
  3.17    Affiliate Transactions
  3.20    Potential Conflicts of Interest
  3.22    Outstanding Borrowing
  3.23    Fees
  3.27    Investments
  8.5     Financial Covenants

                CONVERTIBLE NOTE PURCHASE AND EXCHANGE AGREEMENT

     CONVERTIBLE NOTE PURCHASE AND EXCHANGE AGREEMENT, dated November 18, 2003 (this "Agreement"), among Critical Path, Inc., a California corporation (the "Company"), General Atlantic Partners 74, L.P., a Delaware limited partnership ("GAP LP"), GAP Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP Coinvestment"), GapStar, LLC, a Delaware limited liability company ("GapStar"), GAP-W, LLC, a Delaware limited liability company ("GAP-W"), GAPCO GmbH & Co. KG, a German limited partnership ("GmbH Coinvestment") and Campina Enterprises Limited ("Campina"), Cenwell Limited ("Cenwell"), Great Affluent Limited ("GAL"), Dragonfield Limited ("Dragonfield") and Lion Cosmos Limited ("Lion" and together with Campina, Cenwell, GAL and Dragonfield, each a "CK Purchaser" and, collectively, the "CK Purchasers"),

     WHEREAS, upon the terms and conditions set forth in this Agreement, the Company proposes to issue and sell, at the Initial Closing, convertible notes, substantially in the form attached hereto as Exhibit A (each a "Note" and, collectively, the "Notes") having an aggregate principal amount of ten million dollars ($10,000,000), in the face amount set forth opposite such Lender's (as hereinafter defined) name on Schedule 2.1 hereto, that are, upon requisite stockholder approval and upon the terms and conditions set forth in this Agreement, convertible into shares, par value $0.001 per share, of Series E Redeemable Convertible Preferred Stock of the Company (the "Series E Preferred Stock"); and

     WHEREAS, upon Stockholder Approval (as hereinafter defined) and upon the terms and conditions set forth in this Agreement and the Notes, the Lenders shall convert such Notes into that number of shares of Series E Preferred Stock issuable upon the conversion thereof (in accordance with the terms set forth therein), in exchange for the surrender to the Company by such Lender of its Notes; and

     WHEREAS, upon Stockholder Approval and upon the terms and conditions set forth in this Agreement, the Company proposes to issue to each of the CK Purchasers, on the Subsequent Closing Date, the aggregate number of shares of Series E Preferred Stock set forth opposite such CK Purchaser's name on Schedule
2.3 hereto in exchange for the surrender to the Company by such CK Purchaser of its CK Sub Notes (as hereinafter defined);

     WHEREAS, upon Stockholder Approval and upon the terms and conditions set forth in this Agreement, the Company proposes to amend and restate the terms of the Cumulative Redeemable Convertible Series D Preferred Stock (the "Series D Preferred Stock"), substantially as set forth in the Amended and Restated Series D Certificate of Determination; and

     WHEREAS, upon Stockholder Approval, the Company may issue additional shares of Series E Preferred Stock as permitted by Section 2.7 below and the Company will initiate and consummate the Rights Offering (as hereinafter defined):

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

          "Affiliate" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "Agreement" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

          "Amended and Restated Registration Rights Agreement" means the Amended and Restated Registration Rights Agreement, substantially in the form attached hereto as Exhibit B.

          "Amended and Restated Series D Certificate of Determination" means the Amended and Restated Certificate of Determination of Preferences of Series D Cumulative Redeemable Convertible Preferred Stock, substantially in the form attached hereto as Exhibit C, which shall be duly filed with the Secretary of State of the State of California as soon as practicable following Stockholder Approval.

          "Amended and Restated Stockholders Agreement" means the Amended and Restated Stockholders Agreement, substantially in the form attached hereto as Exhibit D.

          "Amendment to Preferred Stock Rights Agreement" means an amendment to the Company's Preferred Stock Rights Agreement to permit the Lenders and the CK Purchasers to purchase securities being offered by the Company hereunder without causing such Lenders or CK Purchasers to become Acquiring Persons (as defined in the Preferred Stock Rights Agreement).

          "Articles of Incorporation" means the Amended and Restated Articles of Incorporation of the Company in effect on the Initial Closing Date and attached hereto as Exhibit E.

          "Basic Subscription Privilege" has the meaning set forth in Section 8.7(b) of this Agreement.

          "Board of Directors" means the Board of Directors of the Company.

          "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York or the State of California are authorized or required by law or executive order to close.

          "By-laws" means the by-laws of the Company in effect on the Initial Closing Date and attached hereto as Exhibit F.

          "Campina" has the meaning set forth in the preamble to this Agreement.

          "Cenwell" has the meaning set forth in the preamble to this Agreement.

          "CK Purchasers" has the meaning set forth in the preamble to this Agreement.

          "CK Sub Notes" means the 5 3/4% Convertible Subordinated Notes, due April 1, 2005, issued by the Company pursuant to the Company's Indenture, dated March 31, 2000, and purchased by the CK Purchasers and held by the CK Purchasers as of the Subsequent Closing Date.

          "Claims" has the meaning set forth in Section 3.5 of this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

          "Commission" means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act and Exchange Act.

          "Common Stock" means the common stock of the Company, par value $0.001 per share.

          "Commonly Controlled Entity" means any entity which is under common control with the Company within the meaning of Code Section 414(b), (c),
     (m), (o) or (t).

          "Company" has the meaning set forth in the preamble to this Agreement.

          "Company Plans" has the meaning set forth in Section 3.15 of this Agreement.

          "Condition of the Company" means the assets, business, properties, operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

          "Contingent Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, guaranty, letter of credit or other obligation, contractual or otherwise (the "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

          "Contractual Obligations" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

          "Conversion" has the meaning set forth in Section 2.1(a).

          "Copyrights" means any foreign or United States copyright registrations and applications for registration thereof, and any non-registered copyrights.

          "Dragonfield" has the meaning set forth in the preamble to this Agreement.

          "Environmental Laws" means federal, state, local and foreign laws, principles of common laws, civil laws, regulations, and codes, as well as orders, decrees, judgments or injunctions, issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Exchange" has the meaning set forth in Section 2.3 of this Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

          "Exchange Shares" has the meaning set forth in Section 2.3 of this Agreement.

          "Financial Statements" has the meaning set forth in Section 3.10 of this Agreement.

          "GAAP" means United States generally accepted accounting principles in effect from time to time.

          "GAL" has the meaning set forth in the preamble to this Agreement.

          "GAP Coinvestment" has the meaning set forth in the preamble to this Agreement.

          "GAP LP" has the meaning set forth in the preamble to this Agreement.

          "GAP-W" has the meaning set forth in the preamble to this Agreement.

          "GapStar" has the meaning set forth in the preamble to this Agreement.

          "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Indebtedness" means, as to any Person, (a) all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (c) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency,

     (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (f) all indebtedness secured by any Lien (other than Permitted Liens) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (g) any Contingent Obligation of such Person.

          "Indemnified Party" has the meaning set forth in Section 7.1 of this Agreement.

          "Indemnifying Party" has the meaning set forth in Section 7.1 of this Agreement.

          "Initial Closing" has the meaning set forth in Section 2.6(a) of this Agreement.

          "Initial Closing Date" has the meaning set forth in Section 2.6(a) of this Agreement.

          "Intellectual Property" has the meaning set forth in Section 3.18 of this Agreement.

          "Internet Assets" means any Internet domain names and other computer user identifiers and any rights in and to sites on the worldwide web, including rights in and to any text, graphics, audio and video files and html or other code incorporated in such sites.

          "Investment" means (i) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets (other than equipment, inventory, supplies or other assets acquired in the ordinary course of business of the Company), capital stock, bonds, notes, debentures, partnership, joint venture or other ownership interests or other securities of any Person, (ii) any deposit with, or advance, loan or other extension of credit to, or on behalf of, any Person (other than deposits made in connection with the purchase of equipment, inventory, services, leases, supplies or other assets in the ordinary course of business of the Company), (iii) any other capital contribution to or investment in such Person, including, without limitation, any guaranty obligation incurred for the benefit of such Person. For the sake of clarity, Investments shall include any transfer of property or assets by the Company to any of its Subsidiaries or by any Subsidiary of the Company to any other Subsidiary.

          "IP Agreements" has the meaning set forth in Section 3.18(a)(iii) of this Agreement.

          "Issuable Shares" has the meaning set forth in Section 2.1(a) of this Agreement.

          "Knowledge" means the knowledge of the Company and Paul Bartlett, Tracy Currie, Matthew Hobart, William E. MacGlashan, Jr. and Michael J. Zukerman after due inquiry.

          "Lenders" means GAP LP, GAP Coinvestment, GapStar, GAP-W and GmbH Coinvestment and any transferees to whom the Notes purchased by any of the foregoing are transferred after the date hereof and in accordance with the terms of such Notes.

          "Liabilities" has the meaning set forth in Section 3.16 of this Agreement.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences).

          "Lion" has the meaning set forth in the preamble to this Agreement.

          "Losses" has the meaning set forth in Section 7.1 of this Agreement.

          "Material Contractual Obligations" has the meaning set forth in
     Section 3.8 of this Agreement.

          "Nasdaq" means The Nasdaq Stock Market, Inc.

          "Notes" has the meaning set forth in the recitals to this Agreement.

          "Orders" has the meaning set forth in Section 3.2 of this Agreement.

          "Patents" means any foreign or United States patents and patent applications, including any divisions, continuations, continuations-in-part, substitutions or reissues thereof, whether or not patents are issued on such applications and whether or not such applications are modified, withdrawn or resubmitted.

          "Permitted Investments" means (i) Investments in cash or cash equivalents, (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments existing on the Initial Closing Date, and listed on Schedule 3.27 hereto, (iv) guaranty obligations permitted by Section 5.3 of the Security Agreement, (v) loans to employees, directors or officers of the Company in connection with the award of convertible bonds or capital stock under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement, (vi) other advances or loans to employees, directors, officers or agents of the Company in the ordinary course of business not to exceed $500,000 in the aggregate at any time outstanding; (vii) loans, advances and Investments in or by foreign Subsidiaries; (viii) any acquisition for which the prior written consent of the Lenders holding a majority of the outstanding principal amount of all of the Notes has been obtained, (ix) other loans, advances and investments of a nature not contemplated by the foregoing sections in an amount not to exceed $500,000 in the aggregate at any time outstanding or (x) Investments by the Company in the Guarantor (as defined in the Security Agreement).

          "Permitted Liens" has the meaning set forth in the Note.

          "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Plan" means any employee benefit plan, arrangement, policy, program, agreement or commitment (whether or not an employee plan within the meaning of Section 3(3) of ERISA), including, without limitation, any employment, consulting or deferred compensation agreement, executive compensation, bonus, incentive, pension, profit-sharing, savings, retirement, stock option, stock purchase or severance pay plan, any life, health, disability or accident insurance plan, whether oral or written, whether or not subject to ERISA, as to which the Company or any Commonly Controlled Entity has or in the future could have any direct or indirect, actual or contingent liability.

          "Proportionate Percentage" has the meaning set forth in Section 8.7 of this Agreement.

          "Proxy Statement" has the meaning set forth in Section 8.4 of this Agreement.

          "Purchaser Subscription Privilege" has the meaning set forth in
     Section 8.7 of this Agreement.

          "Record Date" shall mean the date of this Agreement.

          "Requirements of Law" means, as to any Person, any law (including Environmental Laws), statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

          "Retiree Welfare Plan" means any welfare plan (as defined in Section 3(1) of ERISA) that provides benefits to current or former employees beyond their retirement or other termination of service (other than coverage mandated by Section 4980A of the Code, commonly referred to as "COBRA," the cost of which is fully paid by the current or former employee or his or her dependents).

          "Rights Offering" shall mean a rights offering for an aggregate amount of up to $21,000,000 of shares of Series E Preferred Stock pursuant to which the Company will distribute transferable rights to the Company's holders of Common Stock as of the Record Date.

          "Rights Shares" means the shares of Series E Preferred Stock issuable upon exercise of the Series E Purchase Rights and the shares of the Common Stock issuable upon conversion of such shares of Series E Preferred Stock.

          "SEC Reports" has the meaning set forth in Section 3.10 of this Agreement.

          "Securities" has the meaning set forth in Section 4.8 of this Agreement.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

          "Security Agreement" has the meaning set forth in the Notes.

          "Series D Preferred Stock" has the meaning set forth in the recitals to this Agreement.

          "Series E Certificate of Determination" means the Certificate of Determination of Preferences of Series E Redeemable Convertible Preferred Stock, substantially in the form attached hereto as Exhibit G, which shall be duly filed with the Secretary of State of the State of California as soon as practicable following Stockholder Approval.

          "Series E Preferred Stock" has the meaning set forth in the recitals to this Agreement.

          "Series E Price Per Share" means $1.50 per share of Series E Preferred Stock (subject to anti-dilution adjustments for a subdivision, consolidation or reclassification of Common Stock).

          "Series E Purchase Rights" means those rights to purchase Series E Preferred Stock issued in the Rights Offering.

          "Subscription Price" means $1.50 (subject to anti-dilution adjustments for a subdivision, consolidation or reclassification of Common Stock).

          "Software" means any computer software programs, source code, object code, data and documentation, including, without limitation, any computer software programs that incorporate and run the Company's pricing models, formulae and algorithms.

          "Stock Equivalents" means any security or obligation which is by its terms convertible into or exchangeable or execrable for shares of common stock or other capital stock of the Company, and any option, warrant or other subscription or purchase right with respect to common stock or such other capital stock.

          "Stock Option Plans" means the Company's stock option plans and employee purchase plans pursuant to which shares of restricted stock and options to purchase shares of Common Stock are reserved and available for grant to officers, directors, employees and consultants of the Company.

          "Stockholder Approval" has the meaning set forth in Section 3.24 of this Agreement.

          "Subject Shares" has the meaning set forth in Section 2.3 of this Agreement.

          "Subsequent Closing" has the meaning set forth in Section 2.6(f) of this Agreement.

          "Subsequent Closing Date" has the meaning set forth in Section 2.6(f) of this Agreement.

          "Subsidiaries" means, as of the relevant date of determination, with respect to any Person, a corporation or other Person of which 50% or more of the voting power of the outstanding voting equity securities or 50% or more of the outstanding economic equity interest is held, directly or indirectly, by such Person. Unless otherwise qualified, or the context otherwise requires, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

          "SVB Debt" has the meaning set forth in Section 2.5 of this Agreement.

          "Taxes" means any federal, state, provincial, county, local, foreign and other taxes (including, without limitation, income, profits, windfall profits, alternative, minimum, accumulated earnings, personal holding company, capital stock, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto, and including expenses associated with contesting any proposed adjustments related to any of the foregoing.

          "Trade Secrets" means any trade secrets, research records, processes, procedures, manufacturing formulae, technical know-how, technology, blue prints, designs, plans, inventions (whether patentable and whether reduced to practice), invention disclosures and improvements thereto.

          "Trademarks" means any foreign or United States trademarks, service marks, trade dress, trade names, brand names, designs and logos, corporate names, product or service identifiers, whether registered or unregistered, and all registrations and applications for registration thereof.

          "Transaction Documents" means, collectively, this Agreement, the Amended and Restated Stockholders Agreement, the Amended and Restated Registration Rights Agreement, the Notes, the Security Agreement, the Warrant Amendments, the Waiver and the Amendment to the Preferred Stock Rights Agreement.

          "Waiver" means the Waiver of the Preemptive Rights and Standstill, dated the date hereof, pursuant to which the Company and each of the other parties thereto shall have waived the provisions set forth in Section 2 and
     Section 4, as applicable, of that certain Stockholders Agreement, dated as of November 8, 2001, among the Company and each of the other parties thereto.

          "Warrant" or "Warrants," as the case may be, means those certain warrants to purchase Common Stock issued to the Lenders by the Company pursuant to that certain Stock and Warrant Purchase and Exchange Agreement, dated as of November 8, 2001.

          "Warrant Amendment" or "Warrant Amendments," as the case may be, has the meaning set forth in Section 2.6(g)(i) of this Agreement.

                                   ARTICLE II

                PURCHASE AND SALE OF NOTES; CONVERSION; EXCHANGE

     2.1  Purchase and Sale of Notes.

     (a) Subject to the terms and conditions of this Agreement, on the Initial Closing Date, each of the Lenders, severally and not jointly, agrees to purchase, and the Company agrees to sell and issue to each Lender, a Note, in the principal amount set opposite such Lender's name on Schedule 2.1 hereto. Each of the Notes shall be due and payable upon the terms and conditions set forth in the Notes and herein. Subject to Stockholder Approval and the terms and conditions of this Agreement, on the Subsequent Closing Date, the Notes shall convert into shares of Series E Preferred Stock in accordance with the terms thereof, and the Company shall issue to each Lender that number of shares of Series E Preferred Stock issuable upon such conversion, in exchange for the surrender to the Company by each Lender of its Notes (the "Conversion") (all of the shares of Series E Preferred Stock issuable upon conversion of the Notes referred to herein as the "Issuable Shares").

     (b) All payments by the Company under the Notes of principal and interest shall be as set forth in the Notes.

     2.2 Filings. As promptly as practicable following the Stockholder Approval and upon the terms and conditions of this Agreement, on or before the Subsequent Closing Date, the Company shall file with the

Secretary of State of the State of California: (a) an amendment to the Amended and Restated Articles of Incorporation to increase the authorized common stock and preferred stock of the Company; (b) the Amended and Restated Series D Certificate of Determination; and (c) the Series E Certificate of Determination.

     2.3 Exchange of CK Sub Notes. Subject to Stockholder Approval and the terms and conditions of this Agreement, on the Subsequent Closing Date, the Company shall issue to each CK Purchaser that number of shares of Series E Preferred Stock set forth opposite such CK Purchaser's name on Schedule 2.3 hereto, in exchange for the surrender to the Company by such CK Purchaser of its CK Sub Notes in the principal face amount set forth opposite such CK Purchaser's name on Schedule 2.3 hereto (the "Exchange") (all of the shares of Series E Preferred Stock being issued pursuant to the Exchange, the "Exchange Shares" and, together with the Issuable Shares, the "Subject Shares").

     2.4 Certificates of Determination. The Subject Shares shall have the preferences and rights set forth in the Series E Certificate of Determination. The shares of Series D Preferred Stock shall have the preferences and rights set forth in the Amended and Restated Series D Certificate of Determination.

     2.5 Use of Proceeds. The Company shall use the proceeds from the sale of the Notes to the Lenders to first (a) repay four million nine hundred thousand dollars ($4,900,000) of the indebtedness owed by the Company to Silicon Valley Bank (the "SVB Debt") (immediately after which only a two million five hundred thousand dollar ($2,500,000) letter of credit shall be outstanding under the SVB
Debt) and then (b) fund the Company's working capital.

     2.6  Closings; Deliveries.

     (a) Initial Closing. The purchase and sale of the Notes under this Agreement (the "Initial Closing") shall be held as soon as practicable following the date of this Agreement, but in any event not earlier than November 26, 2003 (the "Initial Closing Date"), at the offices of Pillsbury Winthrop LLP, 50 Fremont Street, San Francisco, California, or at such other time and place as the Company and the Lenders may mutually agree. At the Initial Closing, signature pages transmitted by facsimile will be acceptable, with originals to immediately follow.

     (b) Deliveries by the Company, the Lenders and the CK Purchasers on the Date Hereof. On the date hereof, (i) the Company shall execute and deliver to each Lender and each CK Purchaser this Agreement and the Waiver and (ii) each Lender and each CK Purchaser shall execute and deliver to the Company this Agreement and the Waiver. Signature pages transmitted by facsimile will be acceptable, with originals to immediately follow.

     (c) Deliveries by the Company at the Initial Closing. At the Initial Closing, subject to the terms and conditions hereof, the Company shall execute and deliver:

          (i) to each Lender and CK Purchaser:

             (B) the Amended and Restated Registration Rights Agreement;

             (C) the Amended and Restated Stockholders Agreement; and

             (D) such other documentation required to be provided by the Company pursuant to Section 5.1.

          (ii) to each Lender:

             (A) a Note, in the form attached hereto as Exhibit A, in the principal amount set forth opposite such Lender's name on Schedule 2.1; and

             (B) the Security Agreement and the related security documents required or contemplated by the Security Agreement.

     (d) Deliveries by each Lender at the Initial Closing. At the Initial Closing, subject to the terms and conditions hereof, each Lender shall:

          (i) execute and deliver to the Company and each CK Purchaser the Amended and Restated Registration Rights Agreement;

          (ii) execute and deliver to the Company and each CK Purchaser the Amended and Restated Stockholders Agreement; and

          (iii) loan to the Company, in the form of a check or wire transfer, that amount set forth opposite such Lender's name on Schedule 2.1.

     (e) Deliveries by each CK Purchaser at the Initial Closing. At the Initial Closing, subject to the terms and conditions hereof, each CK Purchaser shall execute and deliver to the Company and each Lender:

          (i) the Amended and Restated Registration Rights Agreement; and

          (ii) the Amended and Restated Stockholders Agreement.

     (f) Subsequent Closing. The consummation of the Exchange and the Conversion (the "Subsequent Closing") shall take place as soon as practicable following the satisfaction of the closing conditions set forth in Article VI (the "Subsequent Closing Date"), at the offices of Pillsbury Winthrop LLP, 50 Fremont Street, San Francisco, California, or at such other time and place as the Company, the Lenders and the CK Purchasers may mutually agree. At the Subsequent Closing, signature pages transmitted by facsimile will be acceptable, with originals to immediately follow.

     (g) Deliveries by the Company at the Subsequent Closing. At the Subsequent Closing, subject to the terms and conditions hereof, the Company shall execute and deliver to:

          (i) each Lender, an amendment to such Lender's Warrant, in substantially the form attached hereto as Exhibit H, such that the exercise price of such Warrant shall be reduced to an amount equal to the Series E Price Per Share (each a "Warrant Amendment" and, collectively, the "Warrant Amendments");

          (ii) each Lender, a certificate or certificates in definitive form and registered in the name of each Lender, representing such Lender's Issuable Shares;

          (iii) each CK Purchaser, a certificate or certificates in definitive form and registered in the name of each CK Purchaser, representing such CK Purchaser's Exchange Shares;

          (iv) each Lender and CK Purchaser, an executed copy of the Amendment to Preferred Stock Rights Agreement, in form satisfactory to such Lender and CK Purchaser; and

          (v) each Lender and CK Purchaser, such other documentation evidencing the satisfaction of the conditions set forth in Section 6.1.

     (h) Deliveries by each Lender at the Subsequent Closing. At the Subsequent Closing, subject to the terms and conditions hereof, each Lender shall execute and deliver to the Company (i) its Warrant Amendment and (ii) its Notes together with duly executed note powers for such Notes.

     (i) Deliveries by each CK Purchaser at the Subsequent Closing. At the Subsequent Closing, subject to the terms and conditions hereof, each CK Purchaser shall deliver to the Company its CK Sub Notes together with duly executed note powers for such CK Sub Notes.

     2.7 Subsequent Sales. For a period of twelve (12) months following the Subsequent Closing Date, the Company may sell up to 10,000,000 shares of Series E Preferred Stock to such Persons as the Company may determine at a price equal to the Series E Price Per Share, such amount in addition to and not including
(a) the Subject Shares, (b) shares of Series E Preferred Stock issued upon exercise of the Series E Purchase Rights or (c) shares of Series E Preferred Stock issued in connection with the settlement of Claims. The other terms of any such sale of shares of Series E Preferred Stock shall be the same as those contained in the Series E Certificate of Determination and not more favorable than the terms and conditions set forth in this Agreement.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each of the Lenders and the CK Purchasers as follows:

     3.1 Corporate Existence and Power. The Company and each of its Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged; (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the Condition of the Company and (d) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents. No jurisdiction, other than those referred to in clause (c) above, has claimed, in writing or otherwise, that the Company or any of its Subsidiaries is required to qualify as a foreign corporation or other entity therein, and the Company or any of its Subsidiaries does not file any franchise, income or other tax returns in any other jurisdiction based upon the ownership or use of property therein or the derivation of income therefrom.

     3.2 Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby (a) subject to Stockholder Approval with respect to the matters set forth in Section 3.24, have been duly authorized by all necessary corporate action of the Company; (b) subject to Stockholder Approval with respect to the matters set forth in Section 3.24, do not contravene the terms of the Articles of Incorporation or the By-laws; (c) do not violate, conflict with or result in any breach, default or contravention of (or with due notice or lapse of time or both would result in any breach, default or contravention of), or the creation of any Lien under, any Contractual Obligation of the Company or any of its Subsidiaries or any Requirement of Law applicable to the Company or any of its Subsidiaries except such violations or conflicts that would not reasonably be expected to have a material adverse effect on the Condition of the Company; and (d) do not violate any judgment, injunction, writ, award, decree or order of any nature (collectively, "Orders") of any Governmental Authority against, or binding upon, the Company or any of its Subsidiaries.

     3.3 Governmental Authorization; Third Party Consents. Except for the Stockholder Approval and as set forth in Schedule 3.3, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale, issuance and delivery of the Subject Shares) by, or enforcement against, the Company of this Agreement and the other Transaction Documents or the transactions contemplated hereby and thereby.

     3.4 Binding Effect. This Agreement and each of the other Transaction Documents (other than the Warrant Amendments and the Amendment to the Preferred Stock Rights Agreement) have been, and as of the Subsequent Closing Date, each of the Warrant Amendments and Amendment to the Preferred Stock Rights Agreement, will have been, duly executed and delivered by the Company, and this Agreement and each of the other Transaction Documents (other than the Warrant Amendments and the Amendment to the Preferred Stock Rights Agreement) constitute, and as of the Subsequent Closing Date, each of the Warrant Amendments and Amendment to the Preferred Stock Rights Agreement will constitute, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

     3.5 Litigation. Except as set forth on Schedule 3.5 or as disclosed in the SEC Reports, there are no actions, suits, proceedings, claims, complaints, disputes, arbitrations or investigations (collectively, "Claims") pending or, to the Knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries that seeks in excess of $50,000 in damages nor is the Company aware that there is any basis for any of the foregoing. The foregoing includes, without limitation, Claims pending or, to the Knowledge of the Company, threatened or any basis therefor known by the Company involving the prior employment of any employee of the Company or any of its Subsidiaries, their use in connection with the business of the Company or any of its Subsidiaries of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers. No Order has been issued by any court or other Governmental Authority against the Company or any of its Subsidiaries purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any of the other Transaction Documents.

     3.6 Compliance with Laws. The Company and each of its Subsidiaries is in compliance in all material respects with all Requirements of Law and all Orders issued by any court or Governmental Authority against the Company in all respects. To the Company's Knowledge, there are no Requirements of Law which could reasonably be expected to prohibit or restrict the Company or any of its Subsidiaries from, or otherwise materially adversely effect the Company or any of its Subsidiaries in, conducting its business in any jurisdiction in which it now conducts its business.

     3.7  Capitalization.

     (a) (i) As of the date of this Agreement, the authorized capital stock of the Company consists of (A) 125,000,000 shares of Common Stock, of which 20,538,794 shares are issued and outstanding, (B) one share of Special Voting Stock, par value $0.001 per share, of the Company, which is issued and outstanding, (C) 75,000 shares of Series C Preferred Stock, par value $0.001 per share, of the Company, of which no shares are issued and outstanding, (D) 4,000,000 shares of Series D Preferred Stock, all of which are issued and outstanding, and (E) 925,000 shares of undesignated "blank check" preferred stock. As of the date of this Agreement, the aggregate number of shares of restricted stock and options to purchase shares of Common Stock which may be issued under the Stock Option Plans are 19,842,011, of which 12,615,017 have been granted. The Company has reserved an aggregate of 29,263,333 shares of Common Stock for issuance upon conversion of the Subject Shares and 2,024,350 shares of Common Stock for issuance upon exercise of the Warrants.

     (ii) As of the Subsequent Closing Date, the authorized capital stock of the Company shall consist of (A) 21,092,708 shares of Common Stock, (B) one share of Special Voting Stock, par value $0.001 per share, of the Company (C) 75,000 shares of Series C Preferred Stock, par value $0.001 per share, of the Company,
(D) 4,188,587 shares of Series D Preferred Stock, (E) a sufficient number of shares of Series E Preferred Stock to settle certain claims and to consummate the Conversion, the Exchange, the Rights Offering and the transactions contemplated by Section 2.7 of this Agreement, and (F) a number of shares of undesignated "blank check" preferred stock agreed upon by the Company, the Lenders and the CK Purchasers.

     (iii) Except as set forth on Schedule 3.7(a) and except for the Warrants, there are no options, warrants, conversion privileges, subscription or purchase rights or other rights presently outstanding to purchase or otherwise acquire
(A) any authorized but unissued, unauthorized or treasury shares of the Company's capital stock, (B) any Stock Equivalents or (C) any other securities of the Company and there are no commitments, contracts, agreements, arrangements or understandings to which the Company is a party to issue any shares of the Company's capital stock or any Stock Equivalents or other securities of the Company.

     (b) Upon the Initial Closing Date, the Notes shall be duly authorized, and assuming the accuracy of the representations and warranties of the Lenders set forth in Article IV of this Agreement, will be issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws and will be free and clear of all other Liens.

     (c) Upon the Subsequent Closing Date, the Subject Shares shall be duly authorized, and when issued and delivered to the Lenders and the CK Purchasers and upon the consummation of the Conversion and the Exchange on the Subsequent Closing Date, will be validly issued, fully paid and non-assessable, and assuming the accuracy of the representations and warranties of the Lenders and the CK Purchasers set forth in Article IV of this Agreement, will be issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws and will be free and clear of all other Liens. Upon the Subsequent Closing Date, the shares of Common Stock issuable upon conversion of the Subject Shares and the shares of Series D Preferred Stock and upon exercise of the Warrants, shall have been duly reserved for issuance and will be validly issued, fully paid and non-assessable and not subject to any preemptive rights or similar rights that have not been satisfied, will be issued in compliance with the registration and qualification requirements of all applicable federal and state securities laws and will be free and clear of all other Liens. None of the issued and outstanding shares of Common Stock were issued in violation of any preemptive rights.

     3.8 No Default or Breach; Contractual Obligations. All of the Contractual Obligations to which the Company or any of its Subsidiaries is a party, whether written or oral, which are required by the Exchange Act to be disclosed in the SEC Reports (collectively, "Material Contractual Obligations") are valid, subsisting, in full force and effect and binding upon the Company or its Subsidiary, as the case may be, and the other parties thereto, and the Company or its Subsidiary, as the case may be, has paid in full or accrued all amounts due thereunder and has satisfied in full or provided for all of its liabilities and obligations thereunder, except for such amounts as are being contested by the Company in good faith. Neither the Company nor any of its Subsidiaries has received notice of a default and is not in default under, or with respect to, any Material Contractual Obligation nor, to the Knowledge of the Company, does any condition exist that with notice or lapse of time or both would constitute a default thereunder. To the Knowledge of the Company, no other party to any such Contractual Obligation is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default by such other party thereunder.

     3.9 Title to Properties. The Company and each of its Subsidiaries has good, record and marketable title in fee simple to, or holds interests as lessee under leases in full force and effect in, all real property used in connection with its business or otherwise owned or leased by it. The Company and each of its Subsidiaries owns and has good, valid and marketable title to all of its properties and assets used in its business or reflected as owned on the Financial Statements, in each case free and clear of all Liens, except for Permitted Liens, or that would required to be described in the notes to the Financial Statements.

     3.10  Reports; Financial Statements.

     (a) As of the respective dates of their filing with the Commission, all reports, registration statements and other filings, together with any amendments thereto, filed by the Company with the Commission since June 30, 2000 (the "SEC Reports"), complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, except as disclosed in the SEC Reports. Except as disclosed in the SEC Reports, the SEC Reports did not at the time they were filed with the Commission, or will not at the time they are filed with the Commission, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company has (i) delivered to the Lenders and CK Purchasers true and complete copies of, or will make available at each Lender's or CK Purchaser's request, (x) all correspondence relating to the Company between the Commission, Nasdaq and the United States Attorneys Office and the Company or its legal counsel and, to the Company's Knowledge, accountants since January 1, 2003 (other than routine Commission filing package cover letters) and (y) all correspondence between the Company or its counsel and the Company's auditors since January 1, 2003, relating to any audit, financial review or preparation of financial statements of the Company (other than correspondence which the Company reasonably believes is subject to a privilege), and (ii) disclosed to the Lenders and the CK Purchasers the content of all material discussions between the Commission, Nasdaq and the United States Attorneys Office on the one hand and the Company or its legal counsel, on the other hand, and, to the Company's Knowledge, accountants concerning the adequacy or form of any SEC Report filed with the Commission since January 1, 2003. The Company is not aware of any issues raised by the Commission with respect to any of the SEC Reports, other than those disclosed in the SEC Reports.

     (b) Except as disclosed in the SEC Reports, the consolidated financial statements (including, in each case, any related schedules or notes thereto) contained in or incorporated by reference in the SEC Reports and any such reports, registration statements and other filings to be filed by the Company with the Commission prior to the Initial Closing Date or the Subsequent Closing Date, as the case may be (the "Financial Statements"), (i) have been or will be prepared in accordance with the published rules and regulations of the Commission and GAAP consistently applied during the periods involved (except as may be indicated in the notes thereto) and (ii) fairly present or will fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and the consolidated results of operations, statements of stockholders' equity and cash flows for the periods indicated, except that any unaudited interim financial statements were or will be subject to normal and recurring year-end adjustments and may omit footnote disclosure as permitted by regulations of the Commission.

     3.11 Taxes. (a) The Company and each of its Subsidiaries has paid all Taxes which have come due and are required to be paid by it through the date hereof, and all deficiencies or other additions to Tax, interest and penalties owed by it in connection with any such Taxes, other than Taxes being disputed by the Company in good faith for which adequate reserves have been made in accordance with GAAP; (b) the Company and each of its Subsidiaries has timely filed or caused to be filed all returns for Taxes that it is required to file on and through the date hereof (including all applicable extensions), and all such Tax returns are accurate and complete in all material respects; (c) with respect to all Tax returns of the Company and each of its Subsidiaries, (i) there is no unassessed Tax deficiency proposed or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries and (ii) no audit is in progress with respect to any return for Taxes, no extension of time is in force with respect to any date on which any return for Taxes was or is to be filed and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax; (d) all provisions for Tax liabilities of the Company and each of its Subsidiaries have been disclosed in the Financial Statements and made in accordance with GAAP consistently applied, and all liabilities for Taxes of the Company and each of its Subsidiaries attributable to periods prior to or ending on the Initial Closing Date or the Subsequent Closing Date, as the case may be, have been adequately disclosed in the Financial Statements; and (e) there are no Liens for Taxes on the assets of the Company or any of its Subsidiaries, other than Permitted Liens.

     3.12 No Material Adverse Change; Ordinary Course of Business. Since December 31, 2002, except as disclosed in or incorporated by reference in the SEC Reports, (a) there has not been any material adverse change in the Condition of the Company, (b) neither the Company nor any of its Subsidiaries has participated in any transaction material to the Condition of the Company, including, without limitation, declaring or paying any dividend or declaring or making any distribution to its stockholders except out of the earnings of the Company or its Subsidiary, as the case may be, (c) neither the Company nor any of its subsidiaries has entered into any Material Contractual Obligation, other than in the ordinary course of business and (d) there has not occurred a material change in the accounting principles or practice of the Company or any of its Subsidiaries except as required by reason of a change in GAAP.

     3.13 Private Offering. Neither the Company nor any authorized Person acting on its behalf has, in connection with the offer, sale, exchange or issuance of the Notes or the Subject Shares, engaged in (a) any form of general solicitation or general advertising (as those terms are used within the meaning of

Rule 502(c) under the Securities Act), (b) any action involving a public offering within the meaning of Section 4(2) of the Securities Act, or (c) any action that would require the registration under the Securities Act of the offering, sale, exchange or issuance of the Notes and the Subject Shares pursuant to this Agreement or that would violate applicable state securities or "blue sky" laws. The Company has not made and will not prior to the Initial Closing Date or the Subsequent Closing Date, as the case may be, make, directly or indirectly, any offer or sale of the Notes or the Subject Shares or of securities of the same or similar class as the Notes or the Subject Shares if, as a result, the offer and sale contemplated hereby would fail to be entitled to exemption from the registration requirements of the Securities Act. As used herein, the terms "offer" and "sale" have the meanings specified in Section 2(3) of the Securities Act.

     3.14 Labor Relations. Except as could not reasonably be expected to have a material adverse effect on the Condition of the Company: (a) neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice; (b) there is no strike, labor dispute, slowdown or stoppage pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries; (c) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or contract; and (d) no union organizing activities are taking place. To the Knowledge of the Company, no officer or key employee, or any group of key employees, intends to terminate their employment with the Company or any of its Subsidiaries. To the Knowledge of the Company, each of the officers and key employees of the Company and each of its Subsidiaries spends all, or substantially all, of his business time on the business of the Company or its Subsidiary, as the case may be. To the Knowledge of the Company, none of the employees of the Company or any of its Subsidiaries is resident in the United States in violation of any Requirement of Law.

     3.15  Employee Benefit Plans.

     (a) The SEC Reports list or describe each Plan that the Company or any of its Subsidiaries maintains or to which the Company or any of its Subsidiaries contributes (the "Company Plans"). Neither the Company nor any of its Subsidiaries has any liability under any Plans other than the Company Plans. Except as described in or incorporated by reference in the SEC Reports, neither the Company nor any Commonly Controlled Entity maintains or contributes to, or has within the preceding six years maintained or contributed to, or may have any liability with respect to any Plan subject to Title IV of ERISA or Section 412 of the Code or any "multiple employer plan" within the meaning of the Code or ERISA. Each Company Plan (and related trust, insurance contract or fund) has been established and administered in accordance with its terms, and complies in form and in operation with the applicable requirements of ERISA and the Code and other applicable Requirements of Law. All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each Company Plan.

     (b) No Claim with respect to the administration or the investment of the assets of any Company Plan (other than routine claims for benefits) is pending.

     (c) Except as could not reasonably be expected to have a material adverse effect on the Condition of the Company, each Company Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period since its adoption; each trust created under any such Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation.

     (d) No Company Plan is a Retiree Welfare Plan.

     (e) Neither the consummation of the transactions contemplated by this Agreement nor any termination of employment following such transactions will accelerate the time of the payment or vesting of, or increase the amount of, compensation due to any employee or former employee whether or not such payment would constitute an "excess parachute payment" under Section 280G of the Code.

     (f) There are no unfunded obligations under any Company Plan which are not fully reflected in the Financial Statements.

     (g) Except as could not reasonably be expected to have a material adverse effect on the Condition of the Company, the Company has no liability, whether absolute or contingent, including any obligations under any Company Plan, with respect to any misclassification of any person as an independent contractor rather than as an employee.

     3.16 Liabilities. Neither the Company nor any of its Subsidiaries has any direct or indirect obligation or liability (the "Liabilities") which are not fully reflected or reserved against in the Financial Statements, other than Liabilities not exceeding $1,000,000 in the aggregate incurred since September 30, 2003 in the ordinary course of business. The Company has no Knowledge of any circumstance, condition, event or arrangement that could reasonably be expected to give rise hereafter to any Liabilities of the Company or any of its Subsidiaries that, individually or in the aggregate, could have a material adverse effect on the Condition of the Company.

     3.17 Affiliate Transactions. In the twelve (12) months preceding the date hereof, neither the Company nor any of its Subsidiaries has sold, leased or otherwise transferred any property or assets to, or purchased, leased or otherwise acquired any property or assets from, or otherwise engaged in any other transactions with, any of its Affiliates, except in (a) transactions that are at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's length basis from unrelated third parties, (b) transactions exclusively between the Company and one or more if its Subsidiaries, or between two or more Subsidiaries of the Company, and which do not involve any other Affiliate and (c) transactions under the agreements listed on Schedule 3.17 hereto.

     3.18  Intellectual Property.

     (a) (i) The Company and each of its Subsidiaries is the owner of all, or has the license or right to use, sell and license all of, the Copyrights, Patents, Trade Secrets, Trademarks, Internet Assets, Software and other proprietary rights (collectively, "Intellectual Property") that are used in connection with its business as presently conducted, free and clear of all Liens, other than Permitted Liens.

          (i) None of the Intellectual Property is subject to any outstanding Order, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the Knowledge of the Company, threatened, which challenges the validity, enforceability, use or ownership of the item.

          (ii) The Company and each of its Subsidiaries has substantially performed all obligations imposed upon it under all Intellectual Property licenses, sublicenses, distributor agreements and other agreements under which the Company or any of its Subsidiaries is either a licensor, licensee or distributor, except such licenses, sublicenses and other agreements relating to off-the-shelf software which is commercially available on a retail basis and used solely on the computers of the Company or its Subsidiaries (collectively, the "IP Agreements"). The Company and each of its Subsidiaries is not, nor to the Knowledge of the Company is any other party thereto, in breach of or default thereunder in any respect, nor is there any event which with notice or lapse of time or both would constitute a default thereunder. All of the IP Agreements are valid, enforceable and in full force and effect, and will continue to be so on identical terms immediately following the Initial Closing and the Subsequent Closing, as the case may be, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

          (iii) None of the Intellectual Property currently sold or licensed by the Company or any of its Subsidiaries to any Person or used by or licensed to the Company or any of its Subsidiaries by any Person infringes upon or otherwise violates any Intellectual Property rights of others, except as could not reasonably be expected to have a material adverse effect on the Condition of the Company.

     (b) No litigation is pending and no Claim has been made against the Company or any of its Subsidiaries or, to the Knowledge of the Company, is threatened, contesting the right of the Company or any of its Subsidiaries to sell or license to any Person or use the Intellectual Property presently sold or licensed to such Person or used by the Company or any of its Subsidiaries. To the Knowledge of the Company, no Person is infringing upon or otherwise violating the Intellectual Property rights of the Company or any of its Subsidiaries.

     (c) No former employer of any employee of the Company or any of its Subsidiaries has made a claim against the Company or any of its Subsidiaries or, to the Knowledge of the Company, against any other Person, that such employee or such consultant is utilizing Intellectual Property of such former employer.

     (d) To the Knowledge of the Company, none of the Trade Secrets, wherever located, the value of which is contingent upon maintenance of confidentiality thereof, has been disclosed to any Person other than employees, representatives and agents of the Company or any of its Subsidiaries, except as required pursuant to the filing of a patent application by the Company or any of its Subsidiaries.

     (e) It is not necessary for the business of the Company or any of its Subsidiaries to use any Intellectual Property owned by any director, officer, employee or consultant of the Company or any of its Subsidiaries (or persons the Company or any of its Subsidiaries presently intends to hire). To the Company's Knowledge, at no time during the conception or reduction to practice of any of the Intellectual Property of the Company or any of its Subsidiaries was any developer, inventor or other contributor to such Intellectual Property operating under any grants from any Governmental Authority or subject to any employment agreement, invention assignment, nondisclosure agreement or other Contractual Obligation with any Person that could materially adversely affect the rights of the Company or any of its Subsidiaries to its Intellectual Property.

     3.19 Privacy of Customer Information. Neither the Company nor any of its Subsidiaries use any of the customer information it receives through its website or otherwise in an unlawful manner, or in a manner violative of the privacy policy of the Company or its Subsidiary, as the case may be, or the privacy rights of its customers. Neither the Company nor any of its Subsidiaries has collected any customer information through its website in an unlawful manner or in violation of its privacy policy. The Company and each of its Subsidiaries has adequate security measures in place to protect the customer information it receives through its website and which it stores in its computer systems from illegal use by third parties or use by third parties in a manner violative of the rights of privacy of its customers. The Company and each of its Subsidiaries represents to its customers that it assures complete security as to the customer information it receives through its website.

     3.20  Potential Conflicts of Interest.  Except as set forth on Schedule
3.20 no officer, director or stockholder beneficially owning more than five percent (5%) of the outstanding shares of Common Stock, to the Knowledge of the Company, no spouse of any such officer, director or stockholder, and, to the Knowledge of the Company, no Affiliate of any of the foregoing (a) owns, directly or indirectly, any interest in (excepting less than one percent (1%) stock holdings for investment purposes in securities of publicly held and traded companies), or is an officer, director, employee or consultant of, any Person which is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, or customer of, or lender to or borrower from, the Company or any of its Subsidiaries; (b) owns, directly or indirectly, in whole or in part, any tangible or intangible property that the Company or any of its Subsidiaries use, in the conduct of business; or (c) has any cause of action or other claim whatsoever against, or owes or has advanced any amount to, the Company or any of its Subsidiaries, except for claims in the ordinary course of business such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements existing on the date hereof.

     3.21 Trade Relations. There exists no actual or, to the Knowledge of the Company, threatened termination, cancellation or limitation of, or any material adverse modification or change in, the business relationship of the Company or any of its Subsidiaries, or the business of the Company or any of its Subsidiaries, with any customer or supplier or any group of customers or suppliers whose purchases or inventories provided to the business of the Company or any of its Subsidiaries are individually or in the aggregate material to the Condition of the Company.

     3.22 Outstanding Borrowing. Schedule 3.22 sets forth the amount of all Indebtedness of the Company and each of its Subsidiaries as of the date hereof, the Liens that relate to such Indebtedness and that encumber the Assets and the name of each lender thereof. No Indebtedness is entitled to any voting rights in any matters voted upon by the holders of the Common Stock.

     3.23 Broker's, Finder's or Similar Fees. Except as set forth on Schedule 3.23, there are no brokerage commissions, finder's fees or similar fees or commissions payable by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries or any action taken by any such Person.

     3.24 Stockholder Approval. The approval on the first attempt of (a) more than fifty percent (50%) of the outstanding shares of Common Stock and the votes represented by the Special Voting Stock, voting together as a class, and (b) more than fifty percent (50%) of the outstanding shares of Series D Preferred Stock, voting separately as a class, such stockholders present in person or proxy at a properly convened meeting of the Company's stockholders ("Stockholder Approval") are the stockholders' consents required for the (i) filing of (A) the Amended and Restated Series D Certificate of Determination and (B) the Series E Certificate of Determination; (ii) the issuance of shares of Series E Preferred Stock authorized for issuance in the Series E Certificate of Determination;
(iii) the reservation and issuance of shares of Common Stock upon conversion of the shares of Series D Preferred Stock and the shares of Series E Preferred Stock and upon exercise of the Warrants; (iv) an amendment to the Amended and Restated Articles of Incorporation to increase the authorized shares of common stock and preferred stock; and (v) the Warrant Amendment.

     3.25 CCC Section. The Board of Directors has received the opinion of Duff & Phelps, LLC, financial advisor to the Company, that the transactions contemplated by this Agreement are fair from a financial point of view and has taken all action necessary to exempt from the provisions of Section 1203 of the California Corporations Code, to the extent applicable, this Agreement, any acquisition by the Lenders and the CK Purchasers of Notes and Subject Shares pursuant to this Agreement and the Series E Certificate of Determination and any conversion by the Lenders and the CK Purchasers of Subject Shares into shares of Common Stock.

     3.26 Disclosure. This Agreement and the documents and certificates furnished to the Lenders and the CK Purchasers by the Company do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

     3.27  Investments.  As of the date hereof, except as set forth on Schedule
3.27 hereto, neither the Company nor any of its Subsidiaries has made an Investment in any Person, other than a Permitted Investment.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE LENDERS
                               AND CK PURCHASERS

     Each of the Lenders and CK Purchasers, as the case may be, hereby represents and warrants, severally and not jointly, to the Company as follows:

     4.1 Existence and Power. Such Lender or CK Purchaser (a) is a limited partnership, corporation, partnership or limited liability company duly organized and validly existing under the laws of the jurisdiction of its formation and (b) has the requisite partnership, corporate or limited liability company, as the case may be, power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party.

     4.2 Authorization; No Contravention. The execution, delivery and performance by such Lender or CK Purchaser of this Agreement and each of the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, (a) have been duly authorized by all necessary partnership, corporate or limited liability company, as the case may be, action, (b) do not contravene the terms of such Lender's or CK Purchaser's organizational documents, or any amendment thereof, (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of such Lender or CK Purchaser or any Requirement of Law applicable to such Lender or CK Purchaser, and (d) do not violate any Orders of any Governmental Authority against, or binding upon, such Lender or CK Purchaser.

     4.3 Governmental Authorization; Third Party Consents. Except for the Stockholder Approval, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Lender or CK Purchaser of this Agreement and each of the other Transaction Documents to which it is a party or the transactions contemplated hereby and thereby.

     4.4 Binding Effect. This Agreement and each of the other Transaction Documents (other than the Warrant Amendments) to which such Lender or CK Purchaser, as the case may be, is a party, have been, and as of the Subsequent Closing Date, each of the Warrant Amendments to which such Lender is a party will have been, duly executed and delivered by such Lender or CK Purchaser, as the case may be, and this Agreement and each of the other Transaction Documents (other than the Warrant Amendments) to which such Lender or CK Purchaser, as the case may be, is a party, constitute and, as of the Subsequent Closing Date, each of the Warrant Amendments to which such Lender is a party will constitute, the legal, valid and binding obligations of such Lender or CK Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

     4.5 Purchase for Own Account. The Notes and the Subject Shares to be acquired by such Lender or CK Purchaser, respectively, are being or will be acquired for its own account and with no intention of distributing or reselling such Notes or Subject Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, any state of the United States or any foreign jurisdiction, without prejudice, however, to the rights of such Lender or CK Purchaser at all times to sell or otherwise dispose of all or any part of such Notes or Subject Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of such Lender's or CK Purchaser's property being at all times within its control. If such Lender or CK Purchaser should in the future decide to dispose of any of such Notes or Subject Shares, such Lender or CK Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state and foreign securities laws, as then in effect. Such Lender or CK Purchaser agrees to the imprinting at the Initial Closing and the Subsequent Closing, as the case may be, and for so long as required by law, of a legend on certificates representing all of its Notes, Subject Shares and shares of Common Stock issuable upon conversion of its Subject Shares to the following effect:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN JURISDICTION. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

     4.6 Restricted Securities. Such Lender or CK Purchaser understands that the Notes and the Subject Shares will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Agreement is exempt pursuant to Section 4(2) of the Securities Act and that the reliance of the Company on such exemption is predicated in part on such Lender's or CK Purchaser's representations set forth herein.

     4.7 Accredited Investor. Such Lender or CK Purchaser is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

     4.8 Experience. Such Lender or CK Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in its Notes and Subject Shares (the "Securities"), and has so evaluated the merits and risks of such investment. Such Lender or CK Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

     4.9 Access to Information. Such Lender or CK Purchaser acknowledges that it has received the SEC Reports and has been afforded: (a) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (b) access to publicly available information about the Company and the Subsidiaries and the Condition of the Company sufficient to enable it to evaluate its investment; and (c) the opportunity to obtain such additional publicly available information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Lender or CK Purchaser or its representatives or counsel shall modify, amend or affect such Lender's or CK Purchaser's right to rely on the truth, accuracy and completeness of the SEC Reports and the Company's representations and warranties contained in the Transaction Documents.

     4.10 General Solicitation. Such Lender or CK Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

     4.11 Reliance. Such Lender or CK Purchaser understands and acknowledges that: (a) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (b) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Lender or CK Purchaser hereby consents to such reliance.

                                   ARTICLE V

                         CONDITIONS TO INITIAL CLOSING

     5.1 Conditions to Lenders' and CK Purchasers' Obligations. Each of the Lenders' and CK Purchasers' obligation to consummate the transactions contemplated by the Initial Closing pursuant to this Agreement is subject to the fulfillment at or prior to the Initial Closing of the following conditions, any of which may be waived in whole or in part by such Lender or CK Purchaser:

          (a) Representations and Warranties. The representations and warranties made by the Company in Article III hereof shall be true and correct on the Initial Closing Date.

          (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Initial Closing Date shall have been performed or complied with.

          (c) Compliance Certificate. The Company shall have delivered to the Lenders and CK Purchasers a certificate of the Company, executed by the Chief Executive Officer of the Company and dated as of the Initial Closing Date, certifying to the fulfillment of the conditions specified in Section 5.1(a) and Section 5.1(b) hereof.

          (d) Secretary's Certificate. The Company shall have delivered to the Lenders and CK Purchasers a certificate from the Company, in form and substance satisfactory to the Lenders and CK Purchasers, dated as of the Initial Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying (i) that the Company is in good standing with the Secretary of State of the State of California and (ii) that the attached copies of the Articles of Incorporation, the By-laws, and resolutions of the Board of Directors of the Company approving this Agreement and each of the applicable Transaction Documents and the transactions contemplated hereby and thereby, are all true, complete and correct and remain unamended and in full force and effect.

          (e) Satisfactory Release of Liens. The Company shall have delivered to the Lenders satisfactory evidence of the release of all Liens, except for Permitted Liens, on the assets of the Company and its Subsidiaries in order to ensure the Lender's first priority security interests upon the filing of applicable UCC-1's.

          (f) Opinion of Counsel. The Company shall have caused the opinion of Pillsbury Winthrop LLP, dated the Initial Closing Date, relating to the transactions contemplated by the Initial Closing, substantially in the form attached hereto as Exhibit I to be delivered to the Lenders and CK Purchasers.

          (g) SVB Consent. The Company shall have delivered to the Lenders and the CK Purchasers the written consent of Silicon Valley Bank to the execution, delivery and performance of the Transaction Documents and all of the transactions contemplated therein.

     5.2 Conditions to Company's Obligations. The Company's obligation to consummate the transactions contemplated by the Initial Closing pursuant to this Agreement is subject to the fulfillment at or prior to the Initial Closing of the following conditions, any of which may be waived in whole or in part by the
Company:

          (a) Representations and Warranties. The representations and warranties made by the Lenders and CK Purchasers in Article IV hereof shall be true and correct on the Initial Closing Date.

          (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Lenders and CK Purchasers on or prior to the Initial Closing Date shall have been performed or complied with.

                                   ARTICLE VI

                        CONDITIONS TO SUBSEQUENT CLOSING

     6.1 Conditions to Lenders' and CK Purchasers' Obligations. Each of the Lenders' the CK Purchasers' obligation to consummate the Conversion and the Exchange at the Subsequent Closing pursuant to this Agreement is subject to the fulfillment at or prior to the Subsequent Closing of the following conditions:

          (a) Compliance with Laws. The issuance of the Subject Shares by the Company hereunder shall be legally permitted by all laws and regulations to which the Company is subject.

          (b) Stockholder Approval. The Company shall have delivered to the Lenders and CK Purchasers satisfactory evidence of the Stockholder Approval.

          (c) Amendment to the Amended and Restated Articles of
     Incorporation. The Company shall have duly filed with the Secretary of State of the State of California an amendment to the Amended and Restated Articles of Incorporation to increase the authorized common stock and preferred stock of the Company.

          (d) Certificates of Determination. The Company shall have duly filed with the Secretary of State of the State of California the Amended and Restated Series D Certificate of Determination and the Series E Certificate of Determination.

          (e) SVB Debt Matters. The Company shall used the proceeds from the Initial Closing to repay four million nine hundred thousand dollars ($4,900,000) of the SVB Debt.

     6.2 Conditions to the Company's Obligations. The Company's obligation to consummate the Conversion and the Exchange at the Subsequent Closing pursuant to this Agreement is subject to the fulfillment at or prior to the Subsequent Closing of the following condition:

          (a) Stockholder Approval. The Company shall have received satisfactory evidence of the Stockholder Approval.

                                  ARTICLE VII

                                INDEMNIFICATION

     7.1 Indemnification. Except as otherwise provided in this Article VII, the Company (the "Indemnifying Party") agrees to indemnify, defend and hold harmless each of the Lenders and the CK Purchasers and their Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners, members and controlling persons (each, an "Indemnified Party") to the fullest extent permitted by law from and against any and all losses, Claims, or written threats thereof (including, without limitation, any Claim by a third party), damages, expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) or other liabilities (collectively, "Losses") resulting from or arising out of any breach of any representation or warranty, covenant or agreement by the Company in this Agreement, the Notes, the Security Agreement or the Amended and Restated Stockholders Agreement. The amount of any payment to any Indemnified Party herewith in respect of any Loss shall be of sufficient amount to make such Indemnified Party whole for any diminution in value of the Subject Shares directly caused by such breach. In connection with the obligation of the Indemnifying Party to indemnify for expenses as set forth above, the Indemnifying Party shall, upon presentation of appropriate invoices containing reasonable detail, reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party) as they are incurred by such Indemnified Party; provided, however, that if an Indemnified Party is reimbursed under this Article VII for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the willful misconduct or gross negligence of such Indemnified Party.

     7.2 Notification. Each Indemnified Party under this Article VII shall, promptly after the receipt of notice of the commencement of any Claim against such Indemnified Party in respect of which indemnity may be sought from the Indemnifying Party under this Article VII, notify the Indemnifying Party in writing of the commencement thereof. The omission of any Indemnified Party to so notify the Indemnifying Party of any such action shall not relieve the Indemnifying Party from any liability which it may have to such Indemnified Party (a) other than pursuant to this Article VII or (b) under this Article VII unless, and only to the extent that, such omission results in the Indemnifying Party's forfeiture of substantive rights or defenses. In case any such Claim shall be brought against any Indemnified Party, and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. Notwithstanding the foregoing, in any Claim in which both the Indemnifying Party, on the one hand, and an Indemnified Party, on the other hand, are, or are reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel and to control its own defense of such Claim if, in the reasonable opinion of counsel to such Indemnified Party, either (x) one or more defenses are available to the Indemnified Party that are not available to the Indemnifying Party or (y) a conflict or potential conflict exists between the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable; provided, however, that the Indemnifying Party (i) shall not be liable for the fees and expenses of more than one counsel to all Indemnified Parties and (ii) shall reimburse the Indemnified Parties for all of such fees and expenses of such counsel incurred in any action between the Indemnifying Party and the Indemnified Parties or between the Indemnified Parties and any third party, as such expenses are incurred; provided, however, that if an Indemnified Party is reimbursed under this Article VII for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the willful misconduct or gross negligence of such Indemnified Party. The Indemnifying Party agrees that it will not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising or that may arise out of such Claim. The Indemnifying Party shall not be liable for any settlement of any Claim effected against an Indemnified Party without the Indemnifying Party's written consent, which consent shall not be unreasonably withheld. The rights accorded to an Indemnified Party hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise; provided, however, that notwithstanding the foregoing or anything to the contrary contained in this Agreement, nothing in this Article VII shall restrict or limit any rights that any Indemnified Party may have to seek equitable relief.

     7.3 Contribution. If the indemnification provided for in this Article VII from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Losses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7.1 and Section 7.2, any reasonable legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                                  ARTICLE VIII

                                   COVENANTS

     The Company hereby covenants and agrees with the Lenders and CK Purchasers as follows:

     8.1 Financial Statements and Other Information. If any time the Company is not subject to the periodic disclosure obligations of the Exchange Act, the Company shall deliver to each Lender and CK Purchaser, in form and substance satisfactory to such Lender and CK Purchaser:

          (a) as soon as available, but not later than ninety (90) days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related statements of operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, all in reasonable detail and accompanied by a management summary and analysis of the operations of the Company for such fiscal year and by the opinion of a nationally recognized independent certified public accounting firm which report shall state without qualification that such financial statements present fairly the financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis;

          (b) as soon as available, but in any event not later than forty-five
     (45) days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited consolidated balance sheet of the Company and its Subsidiaries, and the related statements of operations and cash flows for such quarter and for the period commencing on the first day of the fiscal year and ending on the last day of such quarter, all certified by an appropriate officer of the Company as presenting fairly the consolidated financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis, subject to normal year-end adjustments and the absence of footnotes required by GAAP; and

          (c) as soon as available, but in any event not later than ten (10) days after the end of each month of each fiscal year, the unaudited consolidated balance sheet of the Company and its Subsidiaries, and the related statements of operations and cash flows for such month and for the period commencing on the first day of the fiscal year and ending on the last day of such month, all certified by an appropriate officer of the Company as presenting fairly the consolidated financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis, subject to normal year-end adjustments and the absence of footnotes required by GAAP.

     8.2 FIRPTA Certificate. If requested by any of the Lenders or CK Purchasers, as promptly as practicable, but not later than five (5) days after the end of each fiscal year of the Company, the Company shall deliver to such Lender or CK Purchaser, in form and substance satisfactory to such Lender or CK Purchaser, a certificate signed by the Chief Executive Officer of the Company in customary form certifying that the Company is not a "foreign person" within the meaning of Section 1445 of the Code.

     8.3 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issue or delivery upon conversion of the Subject Shares and the shares of Series D Preferred Stock and upon exercise of the Warrants, as provided in the Series E Certificate of Determination, the Amended and Restated Series D Certificate of Determination and the Warrants, respectively, the maximum number of shares of Common Stock that may be issuable or deliverable upon such conversion or exercise. Such shares of Common Stock are duly authorized and, when issued or delivered in accordance with the Amended and Restated Series D Certificate of Determination, the Series E Certificate of Determination and the Warrants, shall be validly issued, fully paid and non-assessable. The Company shall issue such shares of Common Stock, in accordance with the terms of the Amended and Restated Series D Certificate of Determination, the Series E Certificate of Determination and the Warrants, and otherwise comply with the terms hereof and thereof.

     8.4 Stockholder Approval. As soon as practicable following the Initial Closing Date, the Company will prepare and file with the Commission a proxy statement to be distributed to the Company's stockholders in connection with the solicitation of votes in favor of the matters set forth in Section 3.24 that require Stockholder Approval, including any amendments or supplements thereto (the "Proxy Statement"). The Company will use all reasonable commercial efforts to have or cause the Proxy Statement to be cleared by the Commission as promptly as practicable. The Company agrees to provide the Lenders and the CK Purchasers and their respective counsel with any written comments the Company or its counsel may receive from the Commission with respect to the Proxy Statement promptly after the receipt of such comments. The Company will use all reasonable commercial efforts to cause the Proxy Statement (a) not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (b) to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. Following clearance by the Commission of the Proxy Statement, the Company shall promptly distribute the Proxy Statement to its stockholders and call and arrange for a special meeting of stockholders and take such other actions as are required or necessary in order to obtain the Stockholder Approval as promptly as practicable. The Board of Directors shall recommend that the Company's stockholders vote in favor of the Stockholder Approval.

     8.5 Financial Covenants. The Company hereby covenants and agrees that on and after the Initial Closing and until all of the obligations under the Notes, including, without limitation, the repayment or conversion of the principal amount and all accrued interest outstanding thereunder, have been satisfied in full, the Company shall at all times comply with the financial and other covenants set forth on Schedule 8.5.

     8.6 SVB Debt Matters. Following the Initial Closing, the Company shall use reasonable commercial efforts to renegotiate the terms of the SVB Debt on terms satisfactory to the Lenders and the CK Purchasers, which terms are anticipated to include reducing the line of credit to a five million dollar ($5,000,000) line (such amount comprising approximately two million eight hundred thousand dollars ($2,800,000) in letters of credit and a two million two hundred thousand dollar ($2,200,000) line of credit). In the event that such renegotiated terms of the SVB Debt are not satisfactory to the Lenders or the CK Purchasers, the Lenders or the CK Purchasers may demand that the Company terminate and pay off all agreements and letters of credit with Silicon Valley Bank and upon such demand, the Company shall effect such termination and pay off. Upon the Subsequent Closing, the CK Purchasers shall be entitled to the rights set forth in Section 3.5 of the Amended and Restated Stockholders Agreement.

     8.7  Rights Offering.

     (a) As promptly as practicable after the date hereof, the Company will prepare and file with the Commission a registration statement on Form S-3 as adopted pursuant to the Securities Act (or, if Form S-3 is not then available to the Company, on Form S-1 as adopted pursuant to the Securities Act) (together with the Prospectus included in such registration statement, the "Registration Statement") covering the issuance of the Series E Purchase Rights and the Rights Shares. The consummation of the Rights Offering shall be subject to the Company obtaining Stockholder Approval. The Lenders, the CK Purchasers and their respective counsel will be given the opportunity to participate in all drafting sessions and other discussions with respect to such Registration Statement, and the Company will provide the Lenders, the CK Purchasers and their respective counsel with any written comments or other written communications that the Company or its counsel receives from time to time from the Commission or its staff with respect to the Registration Statement promptly after such communications are received by the Company. The Registration Statement will (i) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (ii) comply in all material respects with the provisions of applicable federal securities laws. The Company promptly will correct any information provided by it for use in the Registration Statement if and to the extent that such information becomes false or misleading in any material respect or omits to state any material fact, and the Company will take all steps necessary to cause the Registration Statement, as so corrected, to be filed with the Commission and to be disseminated to the distributees of the Series E Purchase Rights, in each case as and to the extent required by applicable federal securities Laws. The Company will use its reasonable commercial efforts to cause the Registration Statement to be filed pursuant to this Section 8.7(a) to be declared effective by the Commission as soon as possible after the Registration Statement is filed with the Commission.

     (b) Promptly following the effective date of the Registration Statement, the Company will commence the Rights Offering (the date the Rights Offering is commenced is referred to herein as the "Commencement Date"). In the Rights Offering, the Company will distribute to each holder of Common Stock as of the Record Date, at no cost to such holder, one Series E Purchase Right for each share of Common Stock held as of the Record Date. Each Series E Purchase Right will entitle the holder thereof, in such holder's sole discretion (the "Basic Subscription Privilege"), to purchase, at the Subscription Price, such holder's pro rata portion of the number of shares of Series E Preferred Stock equal to up to

$21,000,000 divided by the Subscription Price. The Company shall not, without the express prior written consent of the Lenders and the CK Purchasers, sell shares of Series E Preferred Stock in the Rights Offering at any price other than the Subscription Price. If any Person who holds a Series E Purchase Right exercises more than one Series E Purchase Right in connection with the Rights Offering, such Person shall receive the number of shares of Series E Preferred Stock resulting from aggregating all such exercises, rounded down to the nearest whole share. The Rights Offering will remain open until the 20th Business Day following the Commencement Date (the "Expiration Date"), and the Series E Purchase Rights will expire at 5:00 p.m., New York, New York local time on the Expiration Date, except as otherwise required by applicable law.

     (c) Each of the Lenders severally, and not jointly, and each of the CK Purchasers severally, and not jointly, will have the right and option to subscribe for (but will not be obligated to subscribe for) their Proportionate Percentage (as hereinafter defined) of those Rights Shares that are not subscribed for through the Basic Subscription Privilege at the Subscription Price (the "Purchaser Subscription Privilege"). "Proportionate Percentage" means
(i) in the case of the Lenders, 55% and (ii) in the case of the CK Purchasers, 45%. If (x) the Lenders subscribe in full for their Proportionate Percentage of the Purchaser Subscription Privilege and the CK Purchasers do not subscribe in full for their Proportionate Percentage of the Purchaser Subscription Privilege, then the Lenders will have the right and option to subscribe for (but will not be obligated to subscribe for) that portion of the CK Purchasers' Proportionate Percentage of the Purchaser Subscription Privilege not subscribed for by the CK Purchasers and (y) the CK Purchasers subscribe in full for their Proportionate Percentage of the Purchaser Subscription Privilege and the Lenders do not subscribe in full for their Proportionate Percentage of the Purchaser Subscription Privilege, then the CK Purchasers will have the right and option to subscribe for (but will not be obligated to subscribe for) that portion of the Lenders' Purchasers' Proportionate Percentage of the Purchaser Subscription Privilege not subscribed for by the Lenders. The Lenders' Proportionate Percentage shall be allocated among the Lenders as determined by the Lenders in their sole discretion. The CK Purchasers' Proportionate Percentage shall be allocated among the CK Purchasers as determined by the CK Purchasers in their sole discretion.

     (d) The Company will notify in writing the Lenders and the CK Purchasers immediately following the Expiration Date (by no later than 9:00 am, New York, New York local time on the next succeeding Business Day following the Expiration
Date) of the amount of Rights Shares not subscribed for in the Basic Subscription Privilege and the Lenders and the CK Purchasers shall notify the Company by 5:00 p.m., New York, New York local time on the second Business Day following the date such notice is delivered by the Company to the Lenders and the CK Purchasers, of the amount of Rights Shares the Lenders and the CK Purchasers elect to purchase pursuant to the Purchaser Subscription Privilege. The closing of the exercise of the Purchaser Subscription Privilege will occur on or before the 15th Business Day following the Expiration Date. At such closing, the Lenders and the CK Purchasers shall deliver by wire transfer the purchase price for the Rights Shares being purchased and the Company shall deliver certificates representing the shares of Series E Preferred Stock being acquired pursuant to the Purchaser Subscription Privilege. The Company represents and warrants that the Purchaser Subscription Privilege complies with, and the Company agrees to take all actions reasonably required to ensure that the Purchaser Subscription Privilege will continue to comply with, applicable federal securities laws. The Lenders may assign their rights under this Section
8.7 to any of their Affiliated investment entities and the CK Purchasers may assign their assign their rights under this Section 8.7 to any of their Affiliated investment entities.

     (e) The Company will pay all expenses associated with the Registration Statement and the Rights Offering and registration of the Rights Shares and the Series E Purchase Rights, including, without limitation, filing and printing fees, fees and expenses of the subscription agent, counsel and accounting fees and expenses, costs associated with clearing the Rights Shares and the Series E Purchase Rights for sale under applicable federal and state securities laws, listing fees.

                                   ARTICLE IX

                                  TERMINATION

     9.1 Termination. The Lenders' obligation to consummate the Conversion and the CK Purchasers' obligations to consummate the Exchange under this Agreement including, but not limited to, Sections 2.6(f), 2.6(g), 2.6(h) and 2.6(i) and
Article VI of this Agreement, shall terminate in the event that the Company is unable to obtain Stockholder Approval pursuant to Section 8.4 on the first attempt, but in any event on April 30, 2004, if Stockholder Approval is not obtained by such date. None of the Company, the CK Purchasers or the Lenders shall have any liability arising out of such termination.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.1 Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement until the date that is ninety (90) days after the receipt by the Lenders and the CK Purchasers of audited financial statements of the Company for the fiscal year ending December 31, 2004 (or, if such fiscal year changes and no such audited consolidated financial statements are available, then the successor fiscal year), except for (a) Sections 3.1, 3.2, 3.4, 3.7, 3.13 and 3.23, which representations and warranties shall survive until the third anniversary of the Initial Closing Date, and (b) Section 3.11, which shall survive until the later to occur of (i) the lapse of the statute of limitations with respect to the assessment of any Tax to which such representation and warranty relates (including any extensions or waivers thereof) and (ii) sixty (60) days after the final administrative or judicial determination of the Taxes to which such representation and warranty relates, and no claim with respect to Section 3.11 may be asserted thereafter with the exception of claims arising out of any fact, circumstance, action or proceeding to which the party asserting such claim shall have given notice to the other parties to this Agreement prior to the termination of such period of reasonable belief that a tax liability will subsequently arise therefrom.

     10.2 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

     if to the Company:

     Critical Path, Inc.
     532 Folsom Street
     San Francisco, CA 94105
     Telecopy: (415) 808-8898
     Attention: Chief Financial Officer

     with a copy to, which shall not constitute notice to the
     Company:

     Pillsbury Winthrop LLP
     50 Fremont Street
     San Francisco, CA 94105
     Telecopy: (415) 983-1200
     Attention: Gregg Vignos, Esq.

     if to the Lenders:

     c/o General Atlantic Service Corporation
     3 Pickwick Plaza
     Greenwich, CT 06830
     Telecopy: (203) 618-9207
     Attention: Matthew Nimetz
                Thomas J. Murphy

     with a copy to, which shall not constitute notice:

     Paul, Weiss, Rifkind, Wharton & Garrison LLP
     1285 Avenue of the Americas
     New York, New York 10019-6064
     Telecopy: (212) 757-3990
     Attention: Douglas A. Cifu, Esq.

     if to the CK Purchasers:

     c/o Campina Enterprises Limited
     Great Affluent Limited
     Dragonfield Limited
     Lion Cosmos Limited
     7th Floor
     Cheung Kong Center
     2 Queen's Road Central
     Hong Kong
     Telecopy: (852) 2845-2057
     Attention: Mr. Edmond Ip

     and

     c/o Cenwell Limited
     22nd Floor
     Hutchison House
     10 Harcourt Road
     Hong Kong
     (852) 2128-1778
     Attention: Company Secretary

     All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10.2 designate another address or Person for receipt of notices hereunder.

     10.3 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws and the terms and conditions thereof, the Lenders and the CK Purchasers may assign any of their rights under this Agreement or the other Transaction Documents to any of their respective Affiliates. The Company may not assign any of its rights under this Agreement without the written consent of the Lenders. Except as provided in Article VII, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

     10.4  Amendment and Waiver.

     (a) No failure or delay on the part of the Company, the CK Purchasers or the Lenders in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company, the CK Purchasers or the Lenders at law, in equity or otherwise.

     (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company, the CK Purchasers or the Lenders from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company, the CK Purchasers and the Lenders, and (ii) only in the specific instance and for the specific purpose for which made or given; provided, however, that to the extent any amendment or waiver adversely affects any of the Lenders or the CK Purchasers, such amendment or waiver shall require the prior written consent of each Lender or CK Purchaser so adversely affected. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     10.5 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     10.6 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof.

     10.8 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     10.9 Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

     10.10 Entire Agreement. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

     10.11 Fees. The Company shall reimburse each of the Lenders and the CK Purchasers for their fees, disbursements and other charges of counsel incurred in connection with the transactions contemplated by this Agreement (including, but without limitation, to advise on reporting obligations of the Lenders and/or the CK Purchasers and filings with Commission); provided, that the aggregate amount of all such reimbursements in respect of each of the Lenders and the CK Purchasers shall not exceed $12,500.

     10.12 Publicity; Confidentiality. Except as may be required by applicable Requirements of Law, none of the parties hereto shall issue a publicity release or public announcement or otherwise make any disclosure concerning this Agreement, the transactions contemplated hereby, or the Lenders or CK Purchasers or the business, technology and financial affairs of the Company, without prior approval by the other parties hereto; provided, however, that nothing in this Agreement shall restrict any of the

Lenders or CK Purchasers from disclosing information (a) that is already publicly available, (b) that was known to such Lender or CK Purchaser on a non-confidential basis prior to its disclosure by the Company, (c) that may be required or appropriate in response to any summons or subpoena or in connection with any litigation, provided that such Lender or CK Purchaser will use reasonable efforts to notify the Company in advance of such disclosure so as to permit the Company to seek a protective order or otherwise contest such disclosure, and such Lender or CK Purchaser will use reasonable efforts to cooperate, at the expense of the Company, with the Company in pursuing any such protective order, (d) to the extent that such Lender or CK Purchaser reasonably believes it appropriate in order to comply with any Requirement of Law, (e) to such Lender's or CK Purchaser's or the Company's officers, directors, shareholders, advisors, employees, members, partners, controlling persons, auditors or counsel or (f) to Persons from whom releases, consents or approvals are required, or to whom notice is required to be provided, pursuant to the transactions contemplated by the Transaction Documents; and provided, further, that after the Initial Closing and the Subsequent Closing, as the case may be, GAP LLC may disclose on its worldwide web page, www.gapartners.com, the name of the Company, the name of the Chief Executive Officer of the Company, a brief description of the business of the Company, the Company's logo and the aggregate amount of the Lenders' investment in the Company. If any announcement is required by any Requirement of Law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties reasonable opportunity to comment thereon.

     10.13 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

     10.14 Legal Representation. It is acknowledged by each of the CK Purchasers that the Lenders have retained Paul, Weiss, Rifkind, Wharton & Garrison LLP to act as their counsel in connection with the transactions contemplated by the Transaction Documents and that Paul, Weiss, Rifkind, Wharton & Garrison LLP has not acted as counsel for any of the CK Purchasers in connection with the transaction contemplated by the Transaction Documents and that none of the CK Purchasers has the status of a client of Paul, Weiss, Rifkind, Wharton & Garrison LLP for conflict of interest or any other purposes as a result thereof.

     10.15 Voting. At any meeting of the stockholders of the Company at which, or for any written stockholder consent in which, the Company is seeking stockholder approval for any of the matters encompassed in the Stockholder Approval, each of the Lenders and each of the CK Purchasers shall, and shall cause its Affiliates to, vote all of the shares held by such Lender, CK Purchaser or Affiliate, as the case may be, in favor of such matters if it is permitted by the Requirements of Law, regulations or rules.

     10.16 Waiver. The Lenders and the CK Purchasers hereby unconditionally waive any rights to an adjustment of shares of Series D Preferred Stock and shares of Series E Preferred Stock with respect to the Rights Offering, the issuance of Series E Purchase Rights and the issuance of the Rights Shares issuable upon exercise of the Rights Shares that such Lenders or CK Purchasers, as the case may be, may otherwise be entitled to pursuant to Section 7(c) of the Amended and Restated Series D Certificate of Determination or Section 7(c) the Series E Certificate of Determination, respectively.

             [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Convertible Note Purchase and Exchange Agreement on the date first written above.

                                          CRITICAL PATH, INC.,
                                          a California corporation

                                          By:    /s/ MICHAEL J. ZUKERMAN
                                            ------------------------------------
                                              Name: Michael J. Zukerman
                                              Title:   Senior Vice President

                                          GENERAL ATLANTIC PARTNERS 74, L.P.

                                          By: GENERAL ATLANTIC PARTNERS, LLC,
                                              its General Partner

                                          By:      /s/ MATTHEW NIMETZ
                                            ------------------------------------
                                              Name: Matthew Nimetz
                                              Title:   A Managing Member

                                          GAP COINVESTMENT PARTNERS II, L.P.

                                          By:      /s/ MATTHEW NIMETZ
                                            ------------------------------------
                                              Name: Matthew Nimetz
                                              Title:   A General Partner

                                          GAPSTAR, LLC

                                          By: GENERAL ATLANTIC PARTNERS, LLC,
                                              its Managing Member

                                          By:      /s/ MATTHEW NIMETZ
                                            ------------------------------------
                                              Name: Matthew Nimetz
                                              Title:   A Managing Member

                                          GAP-W, LLC

                                          By: GENERAL ATLANTIC PARTNERS, LLC,
                                              its Manager

                                          By:      /s/ MATTHEW NIMETZ
                                            ------------------------------------
                                              Name: Matthew Nimetz
                                              Title:   A Managing Member

                                          GAPCO GMBH & CO. KG

                                          By: GAPCO MANAGEMENT GMBH,
                                              its General Partner

                                          By:      /s/ MATTHEW NIMETZ
                                            ------------------------------------
                                              Name: Matthew Nimetz
                                              Title:   Managing Director

                                          CENWELL LIMITED

                                          By:    /s/ EDMOND IP TAK CHUEN
                                            ------------------------------------
                                              Name: Mr. Edmond Ip Tak Chuen
                                              Title:   Authorized Signatory

                                          CAMPINA ENTERPRISES LIMITED

                                          By:    /s/ EDMOND IP TAK CHUEN
                                            ------------------------------------
                                              Name: Mr. Edmond Ip Tak Chuen
                                              Title:   Director

                                          GREAT AFFLUENT LIMITED

                                          By:     /s/ EDMOND IP TAK CHUEN
                                              ----------------------------------
                                              Name: Mr. Edmond Ip Tak Chuen
                                              Title:   Director

                                          DRAGONFIELD LIMITED

                                          By:     /s/ EZRA PAU YEE WAN
                                            ------------------------------------
                                              Name: Ezra Pau Yee Wan
                                              Title:   Authorized Signatory

                                          LION COSMOS LIMITED

                                          By:     /s/ EZRA PAU YEE WAN
                                            ------------------------------------
                                              Name: Ezra Pau Yee Wan
                                              Title:   Director

                                  AMENDMENT TO

                CONVERTIBLE NOTE PURCHASE AND EXCHANGE AGREEMENT

     AMENDMENT, dated January 16, 2004 (this "Amendment"), among Critical Path, Inc., a California corporation (the "Company"), General Atlantic Partners 74, L.P., a Delaware limited partnership, GAP Coinvestment Partners II, L.P., a Delaware limited partnership, GapStar, LLC, a Delaware limited liability company, GAPCO GmbH & Co. KG, a German limited partnership, Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited (collectively with the Company, the "Parties"),

                                  WITNESSETH:

     WHEREAS, the Parties are each a party to that certain Convertible Note Purchase and Exchange Agreement, dated November 18, 2003 (the "Note Exchange Agreement"); and

     WHEREAS, the Company desires to enter into a Convertible Note Purchase Agreement pursuant to which the Company proposes to issue and sell to Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., and Passport Master Fund, L.P. convertible notes having an aggregate principal amount of $15 million which notes will be convertible, subject to Stockholder Approval, into shares of Series E Redeemable Convertible Preferred Stock of the Company, par value $0.001 per share (the "Note Purchase Agreement"); and

     WHEREAS, in connection with the execution of the Note Purchase Agreement, the Parties desire to amend the Note Exchange Agreement as set forth herein; and

     WHEREAS, capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the Note Exchange Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, for the covenants and agreements set forth in the Note Exchange Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

     1.1 Amendments to the Note Exchange Agreement. The Note Exchange Agreement shall be amended as set forth below:

          (a) Section 1.1 of the Note Exchange Agreement shall be amended to add the following:

             ""Note Purchase Agreement" means that certain Convertible Note Purchase Agreement, dated January 16, 2004, among Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Passport Master Fund, L.P. and Critical Path, Inc., a California corporation (the "Company"), pursuant to which the Company shall issue and sell convertible notes in an aggregate principal amount of up to $15 million, which notes shall be convertible, subject to Stockholder Approval, into Series E Preferred Stock or Common Stock, in accordance with such agreement, concurrently with the Conversion and Exchange."

             "Subsequent Lenders" means the Lenders as defined in the Note Purchase Agreement."

          (b) Section 2.6(f) of the Note Exchange Agreement is hereby deleted and amended and restated in its entirety to read as follows:

             "(f) Subsequent Closing. The consummation of the Exchange and Conversion (the "Subsequent Closing") shall take place concurrently with the Subsequent Closing under the Note Purchase Agreement as soon as practicable following the satisfaction of the closing conditions set forth in Article VI of this Agreement and Article VI of the Note Purchase Agreement (the "Subsequent Closing Date"), at the offices of Pillsbury Winthrop LLP, 50 Fremont Street, San Francisco, California, or at such other time and place as the Company, the Lenders, the CK Purchasers and the Subsequent Lenders may mutually agree. At the Subsequent Closing, signature pages transmitted by facsimile will be acceptable, with originals to follow as soon as practicable thereafter."

          (c) Section 2.7 of the Note Exchange Agreement is deleted in its entirety.

     1.2  Amendments to Exhibits to the Note Exchange Agreement.

     (a) The form of Amended and Restated Series D Certificate of Determination, attached as Exhibit C to the Note Exchange Agreement, is hereby deleted and amended and restated to read in its entirety in the form set forth as Annex 1 attached hereto.

     (b) The form of Series E Certificate of Determination, attached as Exhibit G to the Note Exchange Agreement, is hereby deleted and amended and restated to read in its entirety in the form set forth as Annex 2 attached hereto.

     1.3 Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages transmitted by facsimile will be acceptable, with originals to immediately follow.

     1.4 Continuing Agreement. Except as specifically amended hereby, all of the terms of the Note Exchange Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

     1.5 Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     1.6 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof.

     1.7 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     1.8 Entire Agreement. This Amendment, together with the Note Exchange Agreement and the exhibits and schedules thereto, and the other Transaction Documents, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Amendment and the Note Exchange Agreement, together with the exhibits and schedules thereto, and the other Transaction Documents, supersede all prior agreements and understandings between the parties with respect to such subject matter.


             [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first written above.

                                          CRITICAL PATH, INC.,
                                          a California corporation

                                          By: /s/ WILLIAM E. MCGLASHAN, JR.
                                            ------------------------------------
                                              Name: William E. McGlashan, Jr.
                                              Title:   Chairman, Chief Executive
                                                       Officer

          SIGNATURE PAGE TO AMENDMENT TO CONVERTIBLE NOTE PURCHASE AND
                               EXCHANGE AGREEMENT

                                          GENERAL ATLANTIC PARTNERS 74, L.P.

                                          By: GENERAL ATLANTIC PARTNERS, LLC,
                                              its General Partner

                                          By:      /s/ MATTHEW NIMETZ
                                            ------------------------------------
                                              Name: Matthew Nimetz
                                              Title:   A Managing Member

                                          GAP COINVESTMENT PARTNERS II, L.P.

                                          By:      /s/ MATTHEW NIMETZ
                                            ------------------------------------
                                              Name: Matthew Nimetz
                                              Title:   A General Partner

                                          GAPSTAR, LLC

                                          By: GENERAL ATLANTIC PARTNERS, LLC,
                                              its Managing Member

                                          By:      /s/ MATTHEW NIMETZ
                                            ------------------------------------
                                              Name: Matthew Nimetz
                                              Title:   A Managing Member

                                          GAPCO GMBH & CO. KG

                                          By: GAPCO MANAGEMENT GMBH,
                                              its General Partner

                                          By:      /s/ MATTHEW NIMETZ
                                            ------------------------------------
                                              Name: Matthew Nimetz
                                              Title:   A Managing Director

          SIGNATURE PAGE TO AMENDMENT TO CONVERTIBLE NOTE PURCHASE AND
                               EXCHANGE AGREEMENT

                                          CENWELL LIMITED

                                          By:     /s/ MA LAI CHEE, GERALD
                                              ----------------------------------
                                              Name: Ma Lai Chee, Gerald
                                              Title:   Authorised Person

                                          CAMPINA ENTERPRISES LIMITED

                                          By:    /s/ MA LAI CHEE, GERALD
                                            ------------------------------------
                                              Name: Ma Lai Chee, Gerald
                                              Title:   Authorised Person

                                          GREAT AFFLUENT LIMITED

                                          By:    /s/ MA LAI CHEE, GERALD
                                            ------------------------------------
                                              Name: Ma Lai Chee, Gerald
                                              Title:   Authorised Person

                                          DRAGONFIELD LIMITED

                                          By:    /s/ MA LAI CHEE, GERALD
                                            ------------------------------------
                                              Name: Ma Lai Chee, Gerald
                                              Title:   Authorised Person

                                          LION COSMOS LIMITED

                                          By:    /s/ MA LAI CHEE, GERALD
                                            ------------------------------------
                                              Name: Ma Lai Chee, Gerald
                                              Title:   Authorised Person

          SIGNATURE PAGE TO AMENDMENT TO CONVERTIBLE NOTE PURCHASE AND
                               EXCHANGE AGREEMENT

                               AMENDMENT NO. 2 TO

                CONVERTIBLE NOTE PURCHASE AND EXCHANGE AGREEMENT

     AMENDMENT NO. 2, dated March 9, 2004 (this "Amendment"), among Critical Path, Inc., a California corporation (the "Company"), General Atlantic Partners 74, L.P., a Delaware limited partnership, GAP Coinvestment Partners II, L.P., a Delaware limited partnership, GapStar, LLC, a Delaware limited liability company, GAPCO GmbH & Co. KG, a German limited partnership, Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited (collectively with the Company, the "Parties"),

                                  WITNESSETH:

     WHEREAS, the Parties are each a party to that certain Convertible Note Purchase and Exchange Agreement, dated November 18, 2003, as amended on January 16, 2004 (the "November 2003 Note Exchange Agreement"); and

     WHEREAS, the Company entered into a Convertible Note Purchase Agreement, dated January 16, 2004, pursuant to which the Company issued and sold to Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P. and Passport Master Fund, L.P. convertible notes having an aggregate principal amount of $15 million, which notes are convertible, subject to Stockholder Approval, into shares of Series E Redeemable Convertible Preferred Stock of the Company, par value $0.001 per share (the "January 2004 Note Purchase Agreement"); and

     WHEREAS, in connection with the execution of the January 2004 Note Purchase Agreement, the Parties entered into an amendment to the November 2003 Note Exchange Agreement; and

     WHEREAS, the Company desires to enter into a Convertible Note Purchase Agreement, pursuant to which the Company proposes to issue and sell to Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P. and Capital Ventures International convertible notes having an aggregate principal amount of $18.5 million which notes will be convertible, subject to Stockholder Approval, into shares of Series E Redeemable Convertible Preferred Stock of the Company, par value $0.001 per share (the "March 2004 Note Purchase Agreement"); and

     WHEREAS, in connection with the execution of the March 2004 Note Purchase Agreement, the Parties desire to amend the November 2003 Note Exchange Agreement as set forth herein; and

     WHEREAS, capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the November 2003 Note Exchange Agreement:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, for the covenants and agreements set forth in the November 2003 Note Exchange Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

     1.1 Amendments to the November 2003 Note Exchange Agreement. The November 2003 Note Exchange Agreement shall be amended as set forth below:

          (a) Section 1.1 of the November 2003 Note Exchange Agreement shall be amended to add the following:

             ""March 2004 Note Purchase Agreement" means that certain Convertible Note Purchase Agreement, dated March 9, 2004, among Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub

        Fund, Ltd., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P., Capital Ventures International and Critical Path, Inc., a California corporation (the "Company"), pursuant to which the Company shall issue and sell convertible notes in an aggregate principal amount of up to $18.5 million, which notes shall be convertible into Series E Preferred Stock, subject to Stockholder Approval and concurrently with the Conversion and Exchange, or into Common Stock, in each case in accordance with such agreement."

          (b) The definition of "Note Purchase Agreement" in Section 1.1 of the November 2003 Note Exchange Agreement shall be deleted and replaced with the following:

             ""Note Purchase Agreement" means that certain Convertible Note Purchase Agreement, dated January 16, 2004, among Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Passport Master Fund, L.P. and Critical Path, Inc., a California corporation (the "Company"), pursuant to which the Company shall issue and sell convertible notes in an aggregate principal amount of up to $15 million, which notes shall be convertible into Series E Preferred Stock, subject to Stockholder Approval and concurrently with the Conversion and Exchange, or into Common Stock, in each case in accordance with such agreement."

          (c) The definition of "Subsequent Lenders" in Section 1.1 of the November 2003 Note Exchange Agreement shall be deleted and replaced with the following:

             ""Subsequent Lenders" shall include the Lenders, as defined in the Note Purchase Agreement, and the Lenders, as defined in the March 2004 Note Purchase Agreement."

          (d) Section 2.6(f) of the November 2003 Note Exchange Agreement is hereby deleted and amended and restated in its entirety to read as follows:

             "(f) Subsequent Closing. The consummation of the Exchange and Conversion (the "Subsequent Closing") shall take place concurrently with the Subsequent Closing under the Note Purchase Agreement and the Subsequent Closing under the March 2004 Note Purchase Agreement, as soon as practicable following the satisfaction of the closing conditions set forth in Article VI of this Agreement, Article VI of the Note Purchase Agreement and Article VI of the March 2004 Note Purchase Agreement (the "Subsequent Closing Date"), at the offices of Pillsbury Winthrop LLP, 50 Fremont Street, San Francisco, California, or at such other time and place as the Company, the Lenders, the CK Purchasers and the Subsequent Lenders may mutually agree. At the Subsequent Closing, signature pages transmitted by facsimile will be acceptable, with originals to follow as soon as practicable thereafter."

          (e) Article VIII of the November 2003 Note Exchange Agreement shall be amended to add a new Section 8.8 which shall read as follows:

             "8.8 Proxy Matters. Notwithstanding anything herein to the contrary, but subject to the provisions of Section 9.1 of this Agreement, if the Registration Statement has not been declared effective by the Commission on or prior to May 15, 2004, the Company will promptly take all such actions as may be necessary to withdraw the Registration Statement, and the Company shall continue to have an obligation under
        Section 8.4 of this Agreement to seek Stockholder Approval. If the Company withdraws the Registration Statement pursuant to this Section
        8.8 and receives Stockholder Approval, the Company may, subject to approval by the Board of Directors, file a subsequent registration statement with the Commission and provide the Company's shareholders the opportunity to participate in a subsequent rights offering."

          (f) In the first sentence of Section 9.1 of the November 2003 Note Exchange Agreement, the words "April 30" shall be deleted and replaced with the words "August 15".

     1.2  Amendments to Schedules to the November 2003 Note Exchange
Agreement. Schedule 8.5 of the November 2003 Note Exchange Agreement is hereby deleted and amended and restated to read in its entirety in the form set forth as Annex 1 attached hereto.

     1.3 Counterparts. This Amendment may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages transmitted by facsimile will be acceptable, with originals to immediately follow.

     1.4 Continuing Agreement. Except as specifically amended hereby, all of the terms of the November 2003 Note Exchange Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

     1.5 Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     1.6 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof.

     1.7 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     1.8 Entire Agreement. This Amendment, together with the November 2003 Note Exchange Agreement and the exhibits and schedules thereto, and the other Transaction Documents, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Amendment and the November 2003 Note Exchange Agreement, together with the exhibits and schedules thereto, and the other Transaction Documents, supersede all prior agreements and understandings between the parties with respect to such subject matter.

             [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first written above.

                                          CRITICAL PATH, INC.,
                                          a California corporation

                                          By: /s/ WILLIAM E. MCGLASHAN, JR.
                                            ------------------------------------
                                              Name: William E. McGlashan, Jr.
                                              Title:   Chairman, Chief Executive
                                                       Officer

  SIGNATURE PAGE TO AMENDMENT NO. 2 TO CONVERTIBLE NOTE PURCHASE AND EXCHANGE
                                   AGREEMENT

                                          GENERAL ATLANTIC PARTNERS 74, L.P.

                                          By: GENERAL ATLANTIC PARTNERS, LLC,
                                              its General Partner

                                          By:     /s/ THOMAS J. MURPHY
                                            ------------------------------------
                                              Name: Thomas J. Murphy
                                              Title:   Attorney-in-fact

                                          GAP COINVESTMENT PARTNERS II, L.P.

                                          By:     /s/ THOMAS J. MURPHY
                                            ------------------------------------
                                              Name: Thomas J. Murphy
                                              Title:   Attorney-in-fact

                                          GAPSTAR, LLC

                                          By: GENERAL ATLANTIC PARTNERS, LLC,
                                              its Managing Member

                                          By:     /s/ THOMAS J. MURPHY
                                            ------------------------------------
                                              Name: Thomas J. Murphy
                                              Title:   Attorney-in-fact

                                          GAPCO GMBH & CO. KG

                                          By: GAPCO MANAGEMENT GMBH,
                                              its General Partner

                                          By:     /s/ THOMAS J. MURPHY
                                            ------------------------------------
                                              Name: Thomas J. Murphy
                                              Title:   Procuration Officer

  SIGNATURE PAGE TO AMENDMENT NO. 2 TO CONVERTIBLE NOTE PURCHASE AND EXCHANGE
                                   AGREEMENT

                                          CENWELL LIMITED

                                          By:    /s/ IP TAK CHUEN, EDMOND
                                              ----------------------------------
                                              Name: Ip Tak Chuen, Edmond
                                              Title:   Authorised Person

                                          CAMPINA ENTERPRISES LIMITED

                                          By:   /s/ IP TAK CHUEN, EDMOND
                                            ------------------------------------
                                              Name: Name: Ip Tak Chuen, Edmond
                                              Title:   Director

                                          GREAT AFFLUENT LIMITED

                                          By:   /s/ IP TAK CHUEN, EDMOND
                                            ------------------------------------
                                              Name: Ip Tak Chuen, Edmond
                                              Title:   Director

                                          DRAGONFIELD LIMITED

                                          By:     /s/ PAU YEE WAN, EZRA
                                            ------------------------------------
                                              Name: Pau Yee Wan, Ezra
                                              Title:   Authorised Person

                                          LION COSMOS LIMITED

                                          By:     /s/ PAU YEE WAN, EZRA
                                            ------------------------------------
                                              Name: Pau Yee Wan, Ezra
                                              Title:   Director

  SIGNATURE PAGE TO AMENDMENT NO. 2 TO CONVERTIBLE NOTE PURCHASE AND EXCHANGE
                                   AGREEMENT

                                                                      APPENDIX B

                                  FORM OF NOTE

     THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

                              CRITICAL PATH, INC.

                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE

                                    $

                           San Francisco, California
                               November   , 2003

     Critical Path, Inc., a California corporation (the "Company"), the principal office of which is located in San Francisco, California, for value
received hereby promises to pay to the order of           , or its registered
assigns ("Holder"), the sum of        dollars ($     ), or such lesser amount as
shall then equal the outstanding principal amount hereof on the terms and conditions set forth hereinafter. The outstanding principal amount hereof and all accrued and unpaid interest hereon, as set forth below, shall be due and
payable on the earlier to occur of (i) November   , 2007, (ii) when declared due
and payable by Holder upon the occurrence of an Event of Default (as defined below), (iii) consummation of a Qualified Asset Sale, (iv) a Change of Control, or (v) any sale of capital stock or Stock Equivalents by the Company, any cash capital contribution from any third person or any other debt or equity financing consummated by the Company after the date of issuance of this Note which, in the case of (v), individually or in the aggregate raises proceeds of at least forty million dollars ($40,000,000) in cash or cash equivalents (the earliest of the events set forth in items (i)-(v) immediately above, the "Maturity Date"); provided, however, that in the event that the Maturity Date is on or before
November   , 2004, the Company shall also make an additional payment to Holder equal to the amount of interest which would have otherwise accrued on the outstanding principal amount of the Note on the Maturity Date between the
Maturity Date and November   , 2004.

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1. Definitions. Except as otherwise defined herein, each capitalized term used herein shall have the meaning assigned to it in the Purchase Agreement, as in effect on the date hereof, and without regard to any subsequent termination of the Purchase Agreement. All other references to the Purchase Agreement in this Note refer to the Purchase Agreement as in effect on the date hereof, and without regard to any subsequent termination of the Purchase Agreement. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

     1.1 "Affiliate" means any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended.

     1.2 "Capitalized Lease Obligations" means, with respect to any Person, all rental obligations of such Person which, under GAAP, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

     1.3 "Change of Control" shall mean (i) any merger, consolidation or other business combination transaction (or series of related transactions) in which the stockholders owning a majority of the voting securities of the Company prior to such transaction do not own a majority of the voting securities of the surviving entity, (ii) any tender offer, exchange offer or other transaction whereby any Person or "group" (as defined in Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended) (other than General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAP-W, LLC, GAPCO GmbH & Co. KG, Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited and the Affiliates of the foregoing, provided that Affiliates shall be deemed not to include any portfolio companies of any of the foregoing) obtains a majority of the outstanding shares of capital stock entitled to vote in the election of directors, (iii) any proxy contest in which a majority of the Board of Directors of the Company (or persons appointed by such Board of Directors) prior to such contest do not constitute a majority of the Company's Board of Directors after such contest or (iv) any other transaction described in any stockholder rights agreement or "poison pill," if any, to which the Company is party, which may permit the holders of any rights or similar certificates to exercise the rights evidenced thereby.

     1.4 "Company" shall have the meaning set forth in the recitals hereto, and includes any corporation that shall succeed to or assume the obligations of the Company under this Note.

     1.5  "Conversion Date" shall mean the Subsequent Closing Date.

     1.6 "Designated Preferred Stock" shall mean the Series D Preferred Stock, par value $0.001, of the Company and the Series E Preferred Stock.

     1.7 "Domestic Subsidiary" shall have the meaning set forth in Section 5.10 hereof.

     1.8 "Event of Default" shall have the meaning set forth in Section 6 hereof.

     1.9 "Guaranteed Interest" shall mean the total amount of interest that would accrue on this Note, at the Interest Rate specified in Section 2, from the date of this Note until the one year anniversary of the date of this Note.

     1.10  "Guarantor" shall have the meaning set forth in the Security
Agreement.

     1.11 "Holder" shall mean the registered holder of this Note from time to time, and in the plural, shall mean all registered holders of Notes from time to time issued by the Company pursuant to the Purchase Agreement.

     1.12 "Interest Amount" shall have the meaning set forth in Section 3.1 hereof.

     1.13 "Investment" means (i) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets (other than equipment, inventory, supplies or other assets acquired in the ordinary course of business of the Company), capital stock, bonds, notes, debentures, partnership, joint venture or other ownership interests or other securities of any Person, (ii) any deposit with, or advance, loan or other extension of credit to, or on behalf of, any Person (other than deposits made in connection with the purchase of equipment, inventory, services, leases, supplies or other assets in the ordinary course of business of the Company), (iii) any other capital contribution to or investment in such Person, including, without limitation, any guaranty obligation incurred for the benefit of such Person. For the sake of clarity, Investments shall include any transfer of property or assets by the Company to any of its Subsidiaries or by any Subsidiary of the Company to any other Subsidiary.

     1.14 "Loan Documents" shall have the meaning set forth in the Security Agreement.

     1.15 "Note" shall mean this note, and in the plural, shall mean all notes issued to the Lenders pursuant to the terms of the Purchase Agreement, including this Note, and all amendments, modifications and extensions thereto.

     1.16 "Permitted Investments" means (i) Investments in cash or cash equivalents, (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments existing on the closing date, and listed on
Schedule   to the Purchase Agreement, (iv) guaranty obligations permitted by
Section 5.3 of this Agreement, (v) loans to employees, directors or officers of the Company in connection with the award of

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

convertible bonds or capital stock under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement, (vi) other advances or loans to employees, directors, officers or agents of the Company in the ordinary course of business not to exceed $500,000 in the aggregate at any time outstanding; (vii) loans, advances and investments in foreign Subsidiaries (that are not incorporated or otherwise organized under the laws of the United States of America or any state thereof) in an amount not to exceed $1,000,000 in the aggregate at any time outstanding; (viii) any acquisition for which the prior written consent of the Holders of a majority of the outstanding principal amount of all of the Notes issued by the Company pursuant to the Purchase Agreement has been obtained, (ix) other loans, advances and investments of a nature not contemplated by the foregoing sections in an amount not to exceed $500,000 in the aggregate at any time outstanding or (x) Investments by the Company in the Guarantor.

     1.17  "Permitted Liens" shall have the meaning set forth in Section 5.4.

     1.18 "Person" means any individual, firm, corporation, partnership, trust, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

     1.19 "Price Per Share" shall have the meaning attributed to such term in the Series E Certificate of Determination, as filed with the Secretary of State of the State of California.

     1.20 "Purchase Agreement" means that certain Convertible Note Purchase and Exchange Agreement, dated November 18, 2003, among the Company, the Holder and the other parties thereto from time to time, and all amendments, modifications and extensions thereto.

     1.21 "Qualified Asset Sale" means the sale, transfer or other disposition of any of the assets of the Company or any of its Subsidiaries, other than (a) sales of assets in the ordinary course of business, (b) sales of assets where the proceeds are used to repay Indebtedness owing to SVB, (c) the sale, transfer or other disposition of assets of the Company where the proceeds are applied to the purchase price or traded in for credit against the purchase price of other assets, provided that any such purchase is made, or credit issued, within 90 days of the sale, transfer or other disposition, and (d) one or more sales of the Company's assets (other than sales otherwise included in clauses (a), (b), and (c) immediately above) which collectively yield up to an aggregate of one million dollars ($1,000,000) in gross proceeds to the Company while this Note is outstanding.

     1.22 "Restricted Payment" means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Company or any of its Subsidiaries or (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any shares of any class of capital stock of the Company or any Subsidiary or any option, warrant or other right to acquire any such shares of capital stock of the Company or any Subsidiary.

     1.23 "Security Agreement" means that certain Guaranty and Security Agreement, of even date herewith between the Company, Compass Holding Corp., the Lenders and the other parties thereto from time to time, and all amendments, modifications and extensions thereto.

     1.24 "Series E Conversion Price" shall have the meaning set forth in the Series E Certificate of Determination.

     1.25 "Series E Preferred Stock" means the Series E Preferred Stock, par value $0.001, of the Company.

     1.26 "Subordination Agreement" shall have the meaning set forth in Section 5.3.

     1.27 "SVB" means Silicon Valley Bank, a California chartered bank, or any Affiliates thereof.

     1.28  "UCC" shall have the meaning set forth in Section 5.4.

     2. Interest. Simple interest shall accrue at the rate of ten percent (10%) per annum (or such lesser amount as shall equal the highest rate of interest allowable under applicable law) (the "Interest Rate"),

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

on the outstanding principal of this Note from the date of this Note until the Maturity Date or the date this Note is otherwise repaid. The Company shall not be obligated to make any payments of interest which shall have accrued under this Note prior to the Maturity Date. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. In the event that the principal amount of this Note, any interest, or any amount payable hereunder is not paid in full when such amount becomes due and payable, or upon the occurrence of an Event of Default, interest shall accrue at the lesser of (a) the initial Interest Rate plus five percent (5%) per annum or (b) the highest rate of interest allowable under applicable law, on the balance of all amounts outstanding until such overdue amounts are paid or the Event of Default is cured, and such interest shall be payable on demand.

     3.  Conversion.

     3.1 Conversion. On the Conversion Date, the principal amount of this Note plus the greater of (i) the accrued and unpaid interest thereon and (ii) the Guaranteed Interest (the greater of clause (i) and (ii), the "Interest Amount"), shall be automatically converted into the number of fully paid and nonassessable shares of Series E Preferred Stock equal to the quotient obtained by dividing
(a) the entire principal amount of this Note plus the Interest Amount by (b) the Price Per Share.

     3.2  Notice of Conversion.  Upon conversion of this Note as provided in
Section 3.1, Holder shall surrender this Note to the Company and shall state the name or names in which the certificate or certificates for such shares of Series E Preferred Stock are to be issued. The Person or Persons entitled to receive the shares of Series E Preferred Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Series E Preferred Stock as of the Conversion Date.

     3.3 Delivery of Stock Certificates. On the Conversion Date, the Company at its expense will issue and deliver to Holder of this Note a certificate or certificates (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company) for the number of full shares of Series E Preferred Stock issuable upon such conversion.

     3.4 Mechanics and Effect of Conversion. No fractional shares of Series E Preferred Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to Holder upon the conversion of this Note, the Company shall pay to Holder the amount of outstanding principal and interest that is not so converted. Upon conversion of all amounts due under this Note, the Company shall be released from all of its obligations under this Note.

     4. Adjustments. The number of shares of Series E Preferred Stock convertible hereunder are subject to adjustment from time to time as follows:

     4.1 Merger, Sale of Assets, Etc. Subject to Section 4.2, if at any time while this Note remains outstanding and unexpired there shall be (a) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (b) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise or (c) a sale or transfer of the Company's stock, properties or assets as, or substantially as, an entirety to any other Person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that Holder shall thereafter be entitled to receive by converting this Note the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon conversion of this Note would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Note had been converted immediately before such reorganization, merger, consolidation, sale or transfer (notwithstanding that the Stockholder Approval may not yet have been obtained), all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation. If the per share

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

consideration payable to Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors based on the amount the Holder would have otherwise been entitled to receive had the transaction or transactions not occurred. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Note with respect to the rights and interests of Holder after the transaction, to the end that the provisions of this Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Note. The Company shall be obligated to retain and set aside, or otherwise make fair provision for exercise of the right of the Holder to receive, the shares of stock and/or other securities, cash or other property provided for in this Section 4.1.

     4.2 Election of Holder upon Merger or Sale of Assets. Notwithstanding anything to the contrary contained herein, if an event shall occur as provided in Section 4.1 hereof that would otherwise result in the occurrence of the Maturity Date pursuant to clause (iii) or (iv) of the first paragraph of this Note, then the Holder may, in its sole discretion, by written notice to the Company elect to convert the principal amount of this Note plus the Interest Amount into the number of shares of stock or other securities or property described in Section 4.1, in lieu of receiving payment in full of all amounts outstanding under this Note. The number of shares of stock or other securities or property to be issued upon such conversion shall be determined in accordance with Section 4.1 hereof, taking into account the occurrence of such event.

     4.3 Reclassification, Etc. If the Company shall, at any time while this Note, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities of any other class or classes, this Note shall thereafter represent the right to acquire such number and kind of securities as would have been issuable with respect to the securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change, and the Price Per Share shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4.

     4.4 Split, Subdivision or Combination of Shares. If the Company at any time while this Note, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the shares of Series E Preferred Stock into a different number of securities of the same class, the Price Per Share shall be proportionately adjusted.

     4.5 Series E Adjustments. The initial Series E Conversion Price of the shares of Series E Preferred Stock issued upon conversion of this Note pursuant to Section 3.1 shall equal the Series E Conversion Price in effect on the Conversion Date, subject to the adjustment of such Series E Conversion Price from time to time thereafter as provided in the Series E Certificate of Determination.

     4.6 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

     4.7 No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

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

     5.  Covenants.  The Company covenants and agrees that until the earlier of
(i) the date on which all Obligations (as defined in the Security Agreement) have been paid in full or (ii) the Conversion Date:

     5.1 Financial Statements and Other Information. The Company shall deliver to the Holder of this Note the financial statements and other information required to be delivered under Section 8.1 of the Purchase Agreement.

     5.2 Financial Covenants. The Company shall at all times comply with the financial and other covenants set forth in Schedule 8.5 to the Purchase Agreement as if such covenants were set forth herein.

     5.3 Indebtedness. The Company shall not, and shall not permit any Subsidiary to, issue, incur, assume, create or have outstanding any Indebtedness, provided, however, that the foregoing shall not restrict nor operate to prevent:

          (a) Indebtedness in favor of the Holders under the Loan Documents;

          (b) Indebtedness existing on the date hereof, and as set forth on
     Schedule 3.22 to the Purchase Agreement;

          (c) Indebtedness for accounts payable incurred in the ordinary course of business by the Company;

          (d) Indebtedness incurred solely for the purpose of financing the acquisition of any equipment, machinery, software, improvements or any other similar property, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, that the aggregate outstanding principal amount of all Indebtedness permitted pursuant to this clause (d) outstanding for more than sixty (60) days after the incurrence of such Indebtedness shall not at any time exceed $500,000;

          (e) Indebtedness of the Company evidenced by Capitalized Lease Obligations, provided, that in no event shall the aggregate principal amount of Capitalized Lease Obligations permitted by this clause (e) exceed $500,000 at any time outstanding; and

          (f) Any extension renewal, refinancing, refunding, or replacement (each, a "refinancing") of Indebtedness permitted by clauses (b) and (e) above, on such terms and conditions as are, on the whole, not materially more onerous to the Company than the terms and conditions of such original Indebtedness on the date of such refinancing (including that the principal amount of such refinancing Indebtedness does not exceed the principal amount of, plus the amount of accrued and unpaid interest on, the Indebtedness so refinanced (plus the amount of reasonable premium and fees and expenses incurred in connection therewith)), provided that, in the case of a refinancing of Indebtedness owed by the Company or any Subsidiary to SVB, this clause (f) shall only apply to the extent consistent with the Subordination Agreement, dated as of the date hereof, by and among SVB, the Holders and the Company (the "Subordination Agreement").

     5.4 Liens. The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Company or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable), or assign any right to receive income or permit the filing of any financing statement under the Uniform Commercial Code, as from time to time in effect in the relevant jurisdiction (the "UCC"), or any other similar notice of Lien under any similar recording or notice statute; provided, that the provisions of this Section 5.4 shall not prevent the creation, incurrence, assumption or existence of the following:

          (a) Liens arising in the ordinary course of business by statute in connection with worker's compensation, unemployment insurance, old age benefits, social security obligations, statutory obligations or other similar charges (other then Liens arising under ERISA), good faith cash deposits in connection with tenders, contracts or leases to which the Company or any Subsidiary is a party or

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

     other cash deposits required to be made in the ordinary course of business, provided, that such Liens do not have a material adverse effect on the ability of the Company to repay amounts due under the Notes;

          (b) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

          (c) Liens in respect of property or assets of the Company or its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (i) which do not in the aggregate materially detract from the value of the Company's and its Subsidiaries' property or assets taken as a whole or result in a material adverse effect on the Condition of the Company or (ii) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

          (d) the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of liabilities of the Company and its Subsidiaries secured by a pledge of assets permitted under this subsection, including interest and penalties thereon, if any, shall not be in excess of $500,000 at any one time outstanding;

          (e) any interest or title of a lesser under any operating lease;

          (f) easements, rights-of-way, restrictions and other similar encumbrances against real property incurred in the ordinary course of business;

          (g) the Liens existing on the date hereof identified on Schedule 3.22 to the Purchase Agreement;

          (h) Liens on cash deposited with account debtors to secure performance by the Company or any Subsidiary in the ordinary course of business subject to customary and reasonable terms;

          (i) Liens upon assets of the Company or its Subsidiaries subject to Capitalized Lease Obligations, provided, that (A) such Liens only serve to secure the payment of Indebtedness permitted by Section 5.3(e) arising under such Capitalized Lease Obligation and (B) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Company or its Subsidiaries;

          (j) Liens placed upon equipment, machinery, software, improvements or any other similar property, used in the ordinary course of business of the Company or any of its Subsidiaries at the time of the acquisition thereof by the Company or any of its Subsidiaries or within ninety (90) days thereafter to secure Indebtedness permitted by Section 5.3(d) above; provided, that the Liens encumbering the equipment, machinery software, improvements or any other similar property so acquired do not encumber any other asset of the Company or its Subsidiaries;

          (k) set-off rights of depository institutions; and

          (l) Liens created by the Security Agreement (collectively with clauses
     (a) through (k) hereof, the "Permitted Liens").

     5.5 Fundamental Changes. The Company will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or a series of transactions) all or substantially all of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) the Company or any of its Subsidiaries may, with the prior written consent of the Holders, merge with or into any other Person; (ii) any wholly-owned Subsidiary of the Company (other than the Guarantor) may
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

merge with or into the Company or any other wholly-owned Subsidiary of the Company; (iii) any Subsidiary (other than the Guarantor, and except as otherwise prohibited by this Note) may sell, transfer, lease or otherwise dispose of its assets to the Company or to another wholly-owned Subsidiary of the Company; and
(iv) any Subsidiary may liquidate or dissolve if the board of directors of the Company determine in good faith that such liquidation or dissolution is in its best interests and is not disadvantageous to the Holders.

     5.6 Restricted Payments. The Company will not, and the Company will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that (i) any Subsidiary may make a Restricted Payment to the Company or any of its wholly-owned Subsidiaries, and
(ii) the Company or any of its Subsidiaries may make any Restricted Payment required by the terms of the Purchase Agreement and the other documents executed in connection therewith.

     5.7 Transactions with Affiliates. The Company will not, and the Company will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that are at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's length basis from unrelated third parties, (b) transactions exclusively between the Company and the Guarantor and (c) transactions under the agreements listed on Schedule 3.17 to the Purchase Agreement.

     5.8 Investments. The Company will not, and the Company will not permit any Domestic Subsidiary (as hereinafter defined) to, make an Investment in any Person, except for Permitted Investments.

     5.9 Nature of Business. The Company will not, and the Company will not permit any Subsidiary to, engage in any business other than that conducted on the date hereof and any businesses reasonably related thereto.

     5.10 Property of Existing Domestic Subsidiaries. The Company will not permit, or suffer to allow, any Subsidiary that is incorporated or otherwise organized under the laws of the United States of America or any state thereof (a "Domestic Subsidiary"), excluding the Guarantor, to (i) own, hold, lease, license, purchase or otherwise acquire any personal or real property (excluding any material intellectual property) in excess of $50,000 for all property held by such Subsidiary, or $250,000 in the aggregate for all property held by all Domestic Subsidiaries (ii) maintain any deposit account in its name, (iii) own or otherwise hold any rights to any material intellectual property or (iv) otherwise conduct any business or maintain operations.

     5.11 Formation of Subsidiaries. The Company will not, and will not cause or permit any of its Subsidiaries to, form, acquire or permit the existence of any new domestic Subsidiary, without causing such domestic Subsidiary to execute and deliver to the Holders a secured guaranty of the Notes and related security document, in form and substance satisfactory to the Holders.

     5.12 Books and Records. The Company shall keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and its Subsidiaries in accordance with GAAP consistently applied.

     5.13 Inspection. The Company shall, and shall cause each of its Subsidiaries to, permit representatives of the Holders to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with their respective directors, officers and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably requested upon notice to the Company.

     5.14 Maintenance of Business. The Company shall, and shall cause each Subsidiary to, preserve and maintain its existence. The Company shall, and shall cause each Subsidiary to, preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights, and other property rights necessary to the proper conduct of its business, except where the failure to do so could not reasonably be expected to have a material adverse effect on the Condition of the Company or on the prospects of repayment of the Notes.

     5.15 Maintenance of Properties. The Company shall, and shall cause each Subsidiary to, maintain, preserve and keep its property and equipment in good repair, working order and condition (ordinary wear and tear excepted) and shall from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall by fully preserved and maintained, except in each case to the extent that, in the reasonable business judgment of such Person, any such property or equipment is no longer necessary for the proper conduct of the business of such Person.

     6. The occurrence of any one or more of the following events shall constitute an "Event of Default":

     6.1 Failure To Pay. (i) The failure of the Company to pay any principal due under any of the Notes when due and payable (whether by acceleration, declaration, extension or otherwise), or (ii) the failure of the Company to pay any other amounts due under any of the Notes when due and payable if such failure is not cured within five (5) days of Company's receipt of notice thereof from any of the Holders.

     6.2 Financial Covenants. The failure of Company or any of its Subsidiaries to perform, observe or comply with any of the Financial Covenants set forth on Schedule 8.5 to the Purchase Agreement, and incorporated by reference in this Note in Section 5.2.

     6.3 Other Covenants and Agreements. The failure of Company or any of its Subsidiaries to perform, observe or comply with any of the covenants of this Note, the Security Agreement or any of the other Loan Documents (other than the Financial Covenants set forth on Schedule 8.5 to the Purchase Agreement, and incorporated by reference in this Note in Section 5.2), if such failure is not cured within sixty (60) days.

     6.4 Representations and Warranties. If any representation or warranty made by the Company or any of its Subsidiaries in the Loan Documents is not true and correct in all material respects on the Initial Closing Date.

     6.5 Default on Other Obligations. The occurrence of any condition or default under any other indebtedness for borrowed money of the Company or any of its Subsidiaries with a principal amount of at least five hundred thousand dollars ($500,000) that results in the acceleration of such indebtedness which is not cured within sixty (60) days.

     6.6 Involuntary Bankruptcy. There shall be filed against the Company or any of its Subsidiaries an involuntary petition or other pleading seeking the entry of a decree or order for relief under the United States Bankruptcy Code or any similar federal or state insolvency or similar laws ordering: (a) the liquidation of the Company or any of its Subsidiaries or (b) a reorganization of the Company or any of its Subsidiaries or the business and affairs of the Company or any of its Subsidiaries or (c) the appointment of a receiver, liquidator, assignee, custodian, trustee or similar official for the Company or any of its Subsidiaries of the property of the Company or any of its Subsidiaries.

     6.7 Voluntary Bankruptcy. The commencement by the Company or any of its Subsidiaries of a voluntary case under the federal bankruptcy laws or any federal or state insolvency or similar laws or the consent by the Company or any of its Subsidiaries to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or similar official for the Company or any of its Subsidiaries of any of the property of the Company or any of its Subsidiaries or the making by the Company or any of its Subsidiaries of an assignment for the benefit of creditors, or the failure by Company or any of its Subsidiaries generally to pay its debts as the debts become due.

     6.8 Judgments, Awards. Any judgment or order for the payment of money is rendered against the Company or any of its Subsidiaries in an amount in excess of five hundred thousand dollars ($500,000) individually or in the aggregate and either (i) enforcement proceedings are commenced by any creditor upon such judgment or order and not stayed, or (ii) there is any period of sixty (60) consecutive days during which such judgment has not been paid in full or a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect.

     6.9 Attachment by Lenders. Any assets of the Company or any of its Subsidiaries shall be attached, levied upon, seized or repossessed, or come into the possession of a trustee, receiver or other custodian and a determination by any Holder, in good faith but in its sole discretion, that the same could have a material adverse effect on the prospect for the Holders to fully and punctually realize the full benefits conferred on the Holders by the Loan Documents.

     6.10 Adverse Change in Financial Condition. Any event having a material adverse effect on the business, operations, assets, properties or condition of the Company and its Subsidiaries taken as a whole shall have occurred and be continuing or a material adverse effect on the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Holders hereunder or thereunder.

     7. Remedies. Upon and after the occurrence of an Event of Default, the Holder shall be entitled to the exercise the rights and remedies set forth in the Security Agreement, the other Loan Documents and under applicable law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently.

     8. Prepayment. The Company may not prepay this Note prior to the Maturity Date without the prior written consent of the Holders.

     9. Seniority. Except as set forth in the Subordination Agreement, the Notes will rank senior in right of payment to all other indebtedness of the Company.

     10.  Assignment.  Subject to the restrictions on transfer described in
Section 12 below, the rights and obligations of the Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. The Company shall not be permitted to assign this Note without the prior written consent of the Holders.

     11. Waiver of Notice. The Company hereby waives notice, presentment, demand, protest and notice of dishonor.

     12. Transfer of This Note. With respect to any offer, sale or other disposition of this Note, Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect); provided, that no opinion shall be required for any transfer to an Affiliate or if the transfer is made in compliance with the Securities Act, so long as the transferee can make the same representations and warranties at the time of transfer as set forth in Sections 4.5, 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11 of the Purchase Agreement. Promptly upon delivering such written notice and opinion, if so required, Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Notwithstanding the foregoing, the Holder shall not be permitted to transfer this Note to any Person who is not an Affiliate until the earlier of (i) the obtaining of Stockholder Approval, (ii) the receipt of written notice from the Company that Stockholder Approval cannot be obtained, or the occurrence of an actual vote of the Company's shareholders entitled to vote (whether by written consent or at a meeting specially called for such purpose), the result of which is a decision by a majority of the Company's shareholders entitled to vote to decline to grant Stockholder Approval, (iii) six (6) months from the date hereof and (iv) the occurrence of an Event of Default.

     13. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

     14. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally recognized courier service or mailed by registered or certified mail, postage prepaid, to the respective addresses of the parties as set forth on the signature pages hereto or if sent by facsimile to the respective facsimile numbers of the parties set forth on the signature pages hereto. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given and received when personally delivered or three (3) business days after deposited in the mail or one business day after sent by courier or upon confirmation of facsimile delivery in the manner set forth above.

     15. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon Holder or any other Person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

     16. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California, excluding that body of law relating to conflict of laws.

     17. Amendments and Waivers. No amendments or waivers of any provision of this Note, and no consent by the Holder to any departure by the Company, shall in any event be effective unless the same shall be in writing, and signed by the Holders of a majority of the outstanding principal amount of all of the Notes issued by the Company pursuant to the Purchase Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     18. Severability. Any provision of this Note that is prohibited or unenforceable in a jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     19. WAIVER OF JURY TRIAL. THE COMPANY AND THE HOLDER HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE COMPANY AND THE HOLDER MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS NOTE, ANY OF THE LOAN DOCUMENTS AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO DEBTOR-CREDITOR RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE COMPANY AND THE HOLDER, AND THE COMPANY AND THE HOLDER HEREBY AGREE THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE COMPANY AND THE HOLDER ARE HEREBY AUTHORIZED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE COMPANY AND THE HOLDER, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. EACH OF THE COMPANY AND THE HOLDER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     20. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

             [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the Company has caused this Note to be issued this day of November, 2003.

                                          COMPANY:

                                          CRITICAL PATH, INC.,
                                          a California corporation

                                          By:
                                            ------------------------------------
                                              Name:
                                              Title:

                                              Critical Path, Inc.
                                              532 Folsom Street
                                              San Francisco, CA 94105
                                              Telecopy: (415) 808-8898
                                              Attention: Chief Financial Officer

                                              With a copy to:

                                              Pillsbury Winthrop LLP
                                              50 Fremont Street
                                              San Francisco, CA 94105
                                              Telecopy: (415) 983-1200
                                              Attention: Gregg Vignos, Esq.

Name of Holder:
--------------------------------------

Address:
-----------------------------------------------

Telephone
--------------------------------------------

Facsimile
---------------------------------------------

With a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Douglas A. Cifu, Esq.
Telephone: (212) 373-3436
Fax: (212) 757-3990

                                                                      APPENDIX C

                 CERTIFICATE OF DETERMINATION OF PREFERENCES OF

                SERIES E REDEEMABLE CONVERTIBLE PREFERRED STOCK,

                         PAR VALUE $0.001 PER SHARE, OF

                              CRITICAL PATH, INC.,
                            A CALIFORNIA CORPORATION

          Pursuant to Section 401 of the California Corporations Code,

     The undersigned, William E. McGlashan, Jr. and Michael J. Zukerman, do hereby certify that:

          1. They are the duly elected and acting Chief Executive Officer and Chairman of the Board of Directors and Senior Vice President, General Counsel and Secretary, respectively, of Critical Path, Inc., a California corporation (the "Corporation").

          2. Pursuant to authority given in the Corporation's Amended and Restated Articles of Incorporation, the following recitals and resolutions,
     creating a series of [          ] ([       ]) shares of Series E Redeemable
     Convertible Preferred Stock were duly adopted by the Corporation's Board of
     Directors on [          ].

                                   WITNESSETH

     WHEREAS, the Board of Directors is authorized, within the limitations and restrictions stated in the Amended and Restated Articles of Incorporation of the Corporation, to provide by resolution or resolutions for the issuance of shares of Preferred Stock, par value $0.001 per share, of the Corporation, in one or more classes or series with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions as shall be stated and expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors, and as are not stated and expressed in the Amended and Restated Articles of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the California Corporations Code; and

     WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series:

     NOW, THEREFORE, BE IT RESOLVED:

     1. Designation and Number of Shares. There shall be hereby created and established a series of Preferred Stock designated as "Series E Redeemable Convertible Preferred Stock" (the "Series E Preferred Stock"). The authorized
number of shares of Series E Preferred Stock shall be [          ]
([          ]). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 10 below.

     2. Rank. The Series E Preferred Stock shall with respect to the payment of the Series E Liquidation Payment in the event of Liquidation or Change of Control and with respect to dividend and redemption rights rank senior to (i) all series of common stock of the Corporation (including, without limitation, the Common Stock, par value $0.001 per share, of the Corporation (the "Common Stock")), (ii) all series of preferred stock of the Corporation (including, without limitation, the Series C Participating Preferred Stock, par value $0.001 per share, and the Series D Preferred Stock) and (iii) each other class or series of Capital Stock of the Corporation hereafter created which does not expressly rank pari passu with or senior to the Series E Preferred Stock (clauses (i), (ii) and (iii), together, the "Junior Stock").

     3.  Dividends.

     (a) Dividend Rate. The holders of shares of Series E Preferred Stock shall accrue dividends at an annual rate equal to five and three-fourths percent
(5 3/4%) of the Price Per Share, calculated on the basis of a 360-day year, consisting of twelve 30-day months, and shall accrue on a daily basis from the date of issuance thereof, whether or not the Corporation has earnings or profits, whether or not there are funds legally available for the payment of dividends and whether or not declared by the Board of Directors. Such dividends shall not be paid in cash and shall instead be added to the Series E Accreted Value on a semi-annual basis on December 31st and June 30th of each year (each such date, a "Series E Accrual Date"). In addition, if the Corporation declares and pays any dividends on the Common Stock, then, in that event, the holders of shares of Series E Preferred Stock shall be entitled to share in such dividends on a pro rata basis, as if their shares had been converted into shares of Common Stock pursuant to Section 7(a) below immediately prior to the record date for determining the stockholders of the Corporation eligible to receive such dividends.

     (b) Other Dividends. The Corporation shall not declare or pay any dividends on, or make any other distributions with respect to or redeem, purchase or otherwise acquire for consideration, any other shares of Capital Stock unless and until all accrued and unpaid dividends on the Series E Preferred Stock have been paid in full. Notwithstanding Section 2 or this
Section 3(b), dividends shall accrue on the Series D Preferred Stock as provided in Section 3 of the Amended and Restated Series D Certificate of Determination.

     4.  Liquidation and Change of Control.

     (a) Series E Liquidation Payment. Upon the occurrence of a Liquidation, the holders of shares of Series E Preferred Stock shall be paid in cash for each share of Series E Preferred Stock held thereby, out of, but only to the extent of, the assets of the Corporation legally available for distribution to its stockholders, an amount equal to the greater of (i) the sum of (A) the Series E Accreted Value of such share of Series E Preferred Stock on the date of such Liquidation plus (B) all dividends accrued since the previous Series E Accrual Date or (ii) the aggregate consideration that would be paid to the holder of the number of shares of Common Stock into which such share of Series E Preferred Stock is convertible immediately prior to such Liquidation. If the assets of the Corporation available for distribution to the holders of shares of Series E Preferred Stock shall be insufficient to permit payment in full to such holders of the sums which such holders are entitled to receive in such case, then all of the assets available for distribution to holders of shares of Series E Preferred Stock shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

     (b) Change of Control. In the event of a Change of Control, the holders of shares of Series E Preferred Stock shall be paid for each share of Series E Preferred Stock held thereby, an amount equal to the greater of (i) the sum of
(A) the Series E Accreted Value of such share of Series E Preferred Stock on the date of such Change of Control plus (B) all dividends accrued since the previous Series E Accrual Date or (ii) the aggregate consideration that would be paid to the holder of the number of shares of Common Stock into which such share of Series E Preferred Stock is convertible immediately prior to the closing of such Change of Control. Such amount shall be paid in the form of consideration paid in such Change of Control on the closing date of such Change of Control.

     5.  Redemption.

     (a) Optional Redemption.

     (i) Series E Optional Redemption Period. The Corporation shall not have any right to redeem any shares of the Series E Preferred Stock on or prior to the third anniversary of the Series E Closing Date. If on any date after the third anniversary of the Series E Closing Date, but prior to the Series E Automatic

Redemption Date, the average closing price per share of the Common Stock, as reported on NASDAQ or other nationally recognized securities exchange on which the shares of Common Stock trade, for any sixty (60) consecutive trading days after such third anniversary date, equals or exceeds four hundred percent (400%) of the Series E Accreted Value (the "Series E Optional Redemption Measurement Window"), the Corporation shall have the right, at its sole option and election, to redeem (unless otherwise prevented by law) within thirty (30) days following such Series E Optional Redemption Measurement Window (the "Series E Optional Redemption Period"), all, but not less than all, of the outstanding shares of Series E Preferred Stock in cash, at a price per share (the "Series E Optional Redemption Price") equal to the sum of the Series E Accreted Value plus all dividends accrued since the previous Series E Accrual Date.

     (ii) Optional Redemption Payment. Written notice of any election by the Corporation to redeem the shares of Series E Preferred Stock pursuant to Section 5(a) (with a closing date prior to the expiration of the Series E Optional Redemption Period selected for such redemption (the "Series E Optional Redemption Date")), shall be delivered in person, mailed by certified mail, return receipt requested, mailed by overnight mail or sent by telecopier not less than ten (10), nor more than thirty (30), days prior to such Series E Optional Redemption Date to the holders of record of the shares of Series E Preferred Stock, such notice to be addressed to each such holder at its address as shown in the records of the Corporation. The Series E Optional Redemption Price shall be made with respect to each share of Series E Preferred Stock by wire transfer of immediately available funds or check as promptly as practicable and, in any event, within seven (7) days after receipt by the Corporation of the Series E Preferred Stock certificates to accounts designated in writing by the holders of such shares of Series E Preferred Stock (in the case of wire transfer) after surrender of the Series E Preferred Stock certificates pursuant to the following sentence. Upon notice from the Corporation, each holder of shares of Series E Preferred Stock so redeemed shall promptly surrender to the Corporation, at any place where the Corporation shall maintain a transfer agent for its shares of Series E Preferred Stock, certificates representing the shares so redeemed, duly endorsed in blank or accompanied by proper instruments of transfer. Notwithstanding anything to the contrary set forth in this Certificate of Determination, any holder of Series E Preferred Stock may convert its shares of Series E Preferred Stock pursuant to Section 7(a) until the Series E Optional Redemption Price has been paid in full by the Corporation to such holder.

     (iii) Termination of Rights. If shares of Series E Preferred Stock are redeemed in full on the Series E Optional Redemption Date, then after the Series E Optional Redemption Date, all rights of any holder of shares of Series E Preferred Stock shall cease and terminate, and such shares of Series E Preferred Stock shall no longer be deemed to be outstanding; provided, however, that, if the Corporation defaults in the payment in full of the Series E Optional Redemption Price, then, subject to Section 5(b), the Corporation may not redeem the shares of Series E Preferred Stock until the next Series E Optional Redemption Measurement Window.

     (b) Automatic Redemption.

     (i) Automatic Redemption Date and Payment. On the fourth anniversary of the Series E Closing Date (the "Series E Automatic Redemption Date"), all of the shares of Series E Preferred Stock shall automatically, with no further action required to be taken by the Corporation or the holder thereof, be redeemed (unless otherwise prevented by law) in cash, at a redemption price per share (the "Series E Redemption Price") equal to the sum of the Series E Accreted Value plus all dividends accrued since the previous Series E Accrual Date. Written notice of the Series E Automatic Redemption Date shall be delivered in person, mailed by certified mail, return receipt requested, mailed by overnight mail or sent by telecopier not less than thirty (30), nor more than sixty (60), days prior to the Series E Automatic Redemption Date to the holders of record of the shares of Series E Preferred Stock, such notice to be addressed to each such holder at its address as shown in the records of the Corporation. The Series E Redemption Price shall be made with respect to each share of Series E Preferred Stock by wire transfer of immediately available funds or check as promptly as practicable and, in any event, within seven (7) days after receipt by the Corporation of the Series E Preferred Stock certificates to accounts designated (in the case of wire transfer) in writing by the holders of such shares of Series E Preferred Stock after surrender of the Series E Preferred Stock certificates pursuant to the following sentence. Upon notice from the Corporation, each holder of such shares of Series E Preferred Stock so redeemed shall promptly surrender to the Corporation, at any place where the Corporation shall maintain a transfer agent for its shares of Series E Preferred Stock, certificates representing the shares so redeemed, duly endorsed in blank or accompanied by proper instruments of transfer. Notwithstanding anything to the contrary set forth in this Certificate of Determination, any holder of Series E Preferred Stock may convert its shares of Series E Preferred Stock pursuant to Section 7(a) hereof until the Series E Redemption Price has been paid in full by the Corporation to any such holder.

     (ii) Termination of Rights. If the shares of Series E Preferred Stock are redeemed in full on the Series E Automatic Redemption Date, then after the Series E Automatic Redemption Date, all rights of any holder of such shares of Series E Preferred Stock shall cease and terminate, and such shares of Series E Preferred Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation; provided, however, that, if the Corporation defaults in the payment in full of the Series E Redemption Price, the rights of the holders of shares of Series E Preferred Stock shall continue until the Corporation cures such default.

     (iii) Insufficient Funds for Redemption. If the funds of the Corporation available for redemption of the shares of Series E Preferred Stock on the Series E Automatic Redemption Date are insufficient to redeem in full the shares of Series E Preferred Stock, the holders of shares of Series E Preferred Stock shall share ratably in any funds available by law for redemption of such shares according to the respective amounts which would be payable with respect to the number of shares owned by them if the shares to be so redeemed on such Series E Automatic Redemption Date were redeemed in full. Any shares of Series E Preferred Stock that the Corporation does not redeem on the Series E Automatic Redemption Date due to insufficient funds shall continue to be outstanding until redeemed and dividends on such shares shall continue to accrue and cumulate until redeemed. The Corporation shall in good faith use all commercially reasonable efforts as expeditiously as possible to eliminate, or obtain an exception, waiver or exemption from, any and all restrictions that prevented the Corporation from paying the Series E Redemption Price and redeeming all of the shares of Series E Preferred Stock. At any time thereafter when additional funds of the Corporation are available by law for the redemption of the shares of Series E Preferred Stock, such funds shall be used as promptly as practicable to redeem the balance of such shares, or such portion thereof for which funds are available, on the basis set forth above.

     6.  Voting Rights.

     (a) General. In addition to the voting rights to which the holders of Series E Preferred Stock are entitled under or granted by California law, the holders of Series E Preferred Stock shall be entitled to vote, in person or by proxy, at a special or annual meeting of stockholders on all matters entitled to be voted on by holders of shares of Common Stock voting together as a single class with the Common Stock (and with other shares entitled to vote thereon, if any), including, without limitation, the election of all of the directors of the Corporation other than the director elected solely by the holders of the shares of Series D Preferred Stock pursuant to Section 6(b) of the Amended and Restated Series D Certificate of Determination. With respect to any such vote, each share of Series E Preferred Stock shall entitle the holder thereof to cast that number of votes as is equal to the quotient of (i) the sum of the Series E Accreted Value plus all dividends accrued since the previous Series E Accrual Date
divided by (ii) [     ], subject to the same adjustments that are made to the
Series E Conversion Price as provided in Section 7(c) below.

     (b) Series E Actions. At any meeting of the holders of shares of Series E Preferred Stock held for the purpose of voting upon any resolutions requiring the approval of the holders of shares of Series E Preferred Stock, voting as a separate class or series, the presence in person or by proxy of the holders of a majority of the shares of Series E Preferred Stock then outstanding shall constitute a quorum of the Series E Preferred Stock; the holders of shares of Series E Preferred Stock shall be entitled to cast one vote per share of Series E Preferred Stock; and such resolution shall be deemed approved upon the affirmative vote of the holders of a majority of the outstanding shares of Series E Preferred Stock present in person or represented by proxy at such meeting.

     (c) Action Without a Meeting. Any action required by the California Corporations Code to be taken at any annual or special meeting of holders of Series E Preferred Stock, voting as a separate class or series, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of Series E Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of the holders of Series E Preferred Stock pursuant to
Section 6(b) and shall be delivered (by hand or certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of California, its principal place of business, or any officer or agent of the Corporation having custody of the book in which proceedings of meetings of the holders of Series E Preferred Stock are recorded. Every written consent shall bear the date of signature of each holder of Series E Preferred Stock who signs the consent. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent, required by applicable law, be given to those holders of Series E Preferred Stock who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

     (d) Major Actions. Notwithstanding anything to the contrary set forth in the Amended and Restated Articles of Incorporation or the By-laws of the Corporation, the affirmative vote of the holders of the outstanding shares of Series E Preferred Stock acting in accordance with Section 6(b) or 6(c), voting as a separate class, shall be a prerequisite to:

          (i) any amendment to, restatement of or waiver of the terms of the Series E Preferred Stock, including, without limitation, by merger, consolidation, business combination or otherwise that is not a Change of Control;

          (ii) the issuance, reservation for issuance or authorization of any Capital Stock of the Corporation or any right or option to acquire shares of Capital Stock ranking senior to the shares of Series E Preferred Stock or any increase or decrease in the authorized number of shares of Series E Preferred Stock; provided, that the Corporation may issue (w) options or shares pursuant to the Stock Option Plans, (x) shares of Series E Preferred Stock (A) upon conversion of those certain convertible promissory notes, with an aggregate principal amount of ten million dollars ($10,000,000), issued by the Corporation on November 26, 2003, (B) in exchange for those certain 5 3/4% Convertible Subordinated Notes, due April 1, 2005, in the principal face amount of thirty-two million seven hundred ninety-five thousand dollars ($32,795,000), issued by the Corporation pursuant to the Corporation's Indenture, dated March 31, 2000, (C) upon conversion of the Apex Notes and (D) issuable pursuant to agreements entered into prior to the Series E Closing Date, and (y) the Series E Purchase Rights and the Rights Shares;

          (iii) the redemption of any Junior Stock other than the repurchase of unvested stock options or restricted stock from employees, officers, directors or consultants of the Corporation upon termination of service or in accordance with the Stock Option Plans;

          (iv) prior to the payment in full of the Series E Liquidation Payment, any distribution or payment of any dividend or other distribution to any Junior Stock, provided that, no consent of the holders of Series E Preferred Stock shall be required for the accrual of dividends on the Series D Preferred Stock as provided in Section 3 of the Amended and Restated Certificate of Determination of Preferences of Series D Preferred Stock; and

          (v) any amendment to this Section 6(d).

          7.  Conversion.

     (a) Optional Conversion. Any holder of shares of Series E Preferred Stock shall have the right, at its option, at any time and from time to time, to convert, subject to the terms and provisions of this Section 7, any or all of such holder's shares of Series E Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as is equal to the product of (i) the number of shares of Series E Preferred Stock being so converted multiplied by
(ii) the quotient of (x) the Series E Accreted Value divided by (y) the Series E Conversion Price, subject to adjustment as provided in Section 7(c) below. Such conversion right shall be exercised by the surrender of certificate(s) representing the shares of Series E Preferred Stock to be converted to the Corporation at any time during usual business hours at its principal place of business maintained by it (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of shares of Series E Preferred Stock), accompanied by written notice that the holder elects to convert such shares of Series E Preferred Stock and specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Corporation) by a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation duly executed by the holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to Section 7(i) below. All certificates representing shares of Series E Preferred Stock surrendered for conversion shall be delivered to the Corporation for cancellation and canceled by it. As promptly as practicable after the surrender of any shares of Series E Preferred Stock, in any event within seven
(7) days of the receipt of such certificates, the Corporation shall (subject to compliance with the applicable provisions of federal and state securities laws) deliver to the holder of such shares so surrendered certificate(s) representing the number of fully paid and nonassessable shares of Common Stock into which such shares are entitled to be converted. At the time of the surrender of such certificate(s), the Person in whose name any certificate(s) for shares of Common Stock shall be issuable upon such conversion shall be deemed to be the holder of record of such shares of Common Stock on such date, notwithstanding that the share register of the Corporation shall then be closed or that the certificates representing such Common Stock shall not then be actually delivered to such Person.

     (b) Termination of Rights. On the date of such optional conversion pursuant to Section 7(a) above all rights with respect to the shares of Series E Preferred Stock so converted, including the rights, if any, to receive notices and vote, shall terminate, except only the rights of holders thereof to (i) receive certificates for the number of shares of Common Stock into which such shares of Series E Preferred Stock have been converted and (ii) exercise the rights to which they are entitled as holders of Common Stock.

     (c) (i) Dividend, Subdivision, Combination or Reclassification of Common Stock. In the event that the Corporation shall at any time or from time to time, prior to conversion of shares of Series E Preferred Stock (w) pay a dividend or make a distribution on the outstanding shares of Common Stock payable in Capital Stock of the Corporation, (x) subdivide the outstanding shares of Common Stock into a larger number of shares, (y) combine the outstanding shares of Common Stock into a smaller number of shares or (z) issue any shares of its Capital Stock in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to another clause of this Section 7(c)), then, and in each such case, the Series E Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Corporation) so that the holder of any share of Series E Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series E Preferred Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 7(c)(i) shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

     (ii) Certain Distributions. In case the Corporation shall at any time or from time to time, prior to conversion of shares of Series E Preferred Stock, distribute to all holders of shares of the Common Stock (including any such distribution made in connection with a merger or consolidation in which the Corporation is the resulting or surviving Person and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Corporation or another issuer, securities of the Corporation or another issuer or other assets (excluding cash dividends in which holders of shares of Series E Preferred Stock participate, in the manner provided in Section 3(b); dividends payable in shares of Common Stock for which adjustment is made under another paragraph of this
Section 7(c); and any distribution in connection with an Excluded Transaction) or rights or warrants to subscribe for or purchase of any of the foregoing, then, and in each such case, the Series E Conversion Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Corporation) by multiplying the Series E Conversion Price in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Current Market Price of the Common Stock immediately prior to the date of distribution less the then fair market value (as determined by the Board of Directors in the exercise of their fiduciary duties) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such rights or warrants applicable to one share of Common Stock and (y) the denominator of which shall be the Current Market Price of the Common Stock immediately prior to the date of distribution (but such fraction shall not be greater than one); provided, however, that no adjustment shall be made with respect to any distribution of rights or warrants to subscribe for or purchase securities of the Corporation if the holder of shares of Series E Preferred Stock would otherwise be entitled to receive such rights or warrants upon conversion at any time of shares of Series E Preferred Stock into Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

     (iii) Other Changes. In case the Corporation at any time or from time to time, prior to the conversion of shares of Series E Preferred Stock, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in Sections 7(c)(i) or (ii) above or Section 7(f) below (but not including any action described in any such Section) and the Board of Directors shall consider whether an adjustment should thereupon be made in the Series E Conversion Price. If the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the Series E Conversion Price as a result of such action, then, and in each such case, the Series E Conversion Price shall be adjusted in such manner and at such time as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holders of shares of Series E Preferred Stock).

     (iv) No Adjustment. Notwithstanding anything herein to the contrary, no adjustment under this Section 7(c) need be made to the Series E Conversion Price if the Corporation receives written notice from holders of a majority of the outstanding shares of Series E Preferred Stock that no such adjustment is required.

     (d) Abandonment. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Series E Conversion Price shall be required by reason of the taking of such record.

     (e) Certificate as to Adjustments. Upon any adjustment in the Series E Conversion Price, the Corporation shall within a reasonable period (not to exceed ten (10) Business Days) following any of the foregoing transactions deliver to each registered holder of shares of Series E Preferred Stock a certificate, signed by (i) the Chief Executive Officer of the Corporation and
(ii) the Chief Financial Officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Series E Conversion Price then in effect following such adjustment.

     (f) Reorganization, Reclassification. In case of any merger or consolidation of the Corporation (other than a Change of Control) or any capital reorganization, reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value) (each, a "Transaction"), the holder of each share of Series E Preferred Stock shall have the right to receive in such Transaction, in exchange for each share of Series E Preferred Stock, a security identical to (and not less favorable than) the Series E Preferred Stock, and provision shall be made therefor in the agreement, if any, relating to such Transaction.

     (g) Reservation of Common Stock. The Corporation shall at all times reserve and keep available for issuance upon the conversion of shares of Series E Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series E Preferred Stock, and shall take all action to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series E Preferred Stock; provided, that the holders of shares of Series E Preferred Stock shall vote such shares in favor of any such action that requires a vote of stockholders.

     (h) No Conversion Tax or Charge. The issuance or delivery of certificates for Common Stock upon the conversion of shares of Series E Preferred Stock shall be made without charge to the converting holder of shares of Series E Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or (subject to compliance with the applicable provisions of federal and state securities laws) in such names as may be directed by, the holders of the shares of Series E Preferred Stock converted; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Series E Preferred Stock converted, and the Corporation shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Corporation the amount of such tax or shall have established to the reasonable satisfaction of the Corporation that such tax has been paid.

     (i) Limitations on Conversions. Each holder of the Series E Preferred Stock's right to convert its shares of Series E Preferred Stock into shares of Common Stock shall not be limited by any notice delivered by the Corporation of any proposed redemption, Change of Control or any other event that notwithstanding this subsection (i) shall purport to limit such conversion right.

     8. Certain Remedies. Any registered holder of shares of Series E Preferred Stock shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Certificate of Determination and to enforce specifically the terms and provisions of this Certificate of Determination in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or in equity.

     9. Business Day. If any payment shall be required by the terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

     10. Definitions. As used in this Certificate of Determination, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     "Affiliate" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     "Amended and Restated Series D Certificate of Determination" means the Corporation's Certificate of Determination of Preference of Series D Cumulative Redeemable Convertible Preferred Stock, as amended from time to time.

     "Apex Notes" means the convertible promissory notes with an aggregate principal amount of fifteen million dollars ($15,000,000) issued by the Corporation on January 16, 2004, to Permal U.S. Opportunities

Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P. and Passport Master Fund, L.P., pursuant to the Convertible Note Purchase Agreement.

     "Board of Directors" means the Board of Directors of the Corporation.

     "Business Day" means any day except a Saturday, a Sunday, or other day on which commercial banks in the State of New York or the State of California are authorized or required by law or executive order to close.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock (including, without limitation, common stock and preferred stock) and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

     "Certificate of Determination" means this Certificate of Determination of Preferences of Series E Redeemable Convertible Preferred Stock, as amended from time to time.

     "Change of Control" means (i) any merger, consolidation or other business combination transaction (or series of related transactions) in which the stockholders owning a majority of the voting securities of the Corporation prior to such transaction do not own a majority of the voting securities of the surviving entity, (ii) any tender offer, exchange offer or other transaction whereby any person or "group" other than the Investors obtains a majority of the outstanding shares of capital stock entitled to vote in the election of the Board of Directors, (iii) any proxy contest in which a majority of the Board of Directors (or persons appointed by such Board of Directors) prior to such contest do not constitute a majority of the Board of Directors after such contest, (iv) a sale of all or substantially all of the assets of the Corporation or (v) any other transaction described in any stockholder rights agreement or "poison pill", if any, to which the Corporation is a party, which permits the holders of any rights or similar certificates to exercise the rights evidenced thereby and pursuant to which the Board of Directors does not waive the application of such stockholder rights agreement or "poison pill."

     "Commission" means the United States Securities and Exchange Commission.

     "Common Stock" shall have the meaning ascribed to it in Section 2(a) hereof.

     "Common Stock Equivalent" shall mean any security or obligation which is by its terms convertible, exchangeable or exercisable into or for shares of Common Stock, including, without limitation, shares of Series D Preferred Stock, shares of Series E Preferred Stock and any option, warrant or other subscription or purchase right with respect to Common Stock or any Common Stock Equivalent.

     "Convertible Note Purchase Agreement" means the Convertible Note Purchase Agreement, dated January 16, 2004, among the Corporation and Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P. and Passport Master Fund, L.P.

     "Corporation" shall have the meaning ascribed to it in the first paragraph of this Certificate of Determination.

     "Current Market Price" per share of Capital Stock of any Person shall mean, as of the date of determination, (a) the average of the daily Market Price under clause (a), (b) or (c), as applicable, of the definition thereof of such Capital Stock during the immediately preceding thirty (30) trading days ending on such date, and (b) if such Capital Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, then the Market Price under clause (d) of the definition thereof on such date.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Excluded Transaction" means (a) any issuance of shares of stock or options to purchase shares of Series E Preferred Stock or Common Stock pursuant to the Stock Option Plans, (b) any issuance of

Common Stock (i) upon the conversion of shares of Series E Preferred Stock or shares of Series D Preferred Stock, (ii) as a dividend on shares of Series E Preferred Stock or shares of Series D Preferred Stock or (iii) upon conversion or exercise of any Common Stock Equivalents, (c) any issuance of Common Stock in connection with any Series E Liquidation Payment or Series D Liquidation Payment, (d) Capital Stock issued in consideration of an acquisition, approved by the Board of Directors, of another Person, (e) shares of Common Stock and Common Stock Equivalents issued in strategic transactions (which may not be private equity or venture capital financing transactions), approved by the Board of Directors, to Persons that are not principally engaged in financial investing, (f) the issuance of the Series E Purchase Rights and the Rights Shares, (g) shares of Series E Preferred Stock issuable pursuant to agreements entered into prior to the Series E Closing Date and (h) shares of Common Stock issuable upon conversion of the Apex Notes in accordance with the terms of the Convertible Note Purchase Agreement.

     "GAAP" means United States generally accepted accounting principles in effect from time to time.

     "Investors" means General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAPCO GmbH & Co. KG, Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited and the Affiliates of the foregoing, provided that Affiliates shall be deemed not to include any portfolio companies of any of the foregoing.

     "Junior Stock" shall have the meaning ascribed to it in Section 2(a) hereof.

     "Liquidation" shall mean the voluntary or involuntary liquidation under applicable bankruptcy or reorganization legislation, or the dissolution or winding up of the Corporation.

     "Market Price" shall mean, with respect to the Capital Stock of any Person, as of the date of determination, (a) if such Capital Stock is listed on a national securities exchange, the closing price per share of such Capital Stock on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which such Capital Stock is then listed or admitted to trading; or (b) if such Capital Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of such Capital Stock on such date; or (c) if there shall have been no trading on such date or if such Capital Stock is not designated as a national market system security by the National Association of Securities Dealers, Inc., the average of the reported closing bid and asked prices of such Capital Stock on such date as shown by the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System and reported by any member firm of the New York Stock Exchange selected by the Corporation; or (d) if none of (a), (b) or (c) is applicable, the fair market value thereof as reasonably determined by the Board of Directors.

     "NASDAQ" shall mean The Nasdaq Stock Market, Inc.

     "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

     "Price Per Share" means $1.50 (subject to anti-dilution adjustment for stock splits of, combinations of and capital reorganizations with respect to the Series E Preferred Stock).

     "Rights Offering" shall mean a rights offering for an aggregate amount of up to $21,000,000 of shares of Series E Preferred Stock pursuant to which the Corporation will distribute transferable rights to the Corporation's holders of Common Stock as contemplated by the Convertible Note Purchase and Exchange Agreement, dated November 18, 2003, among the Corporation and certain other parties thereto.

     "Rights Shares" means the shares of Series E Preferred Stock issuable upon exercise of the Series E Purchase Rights and the shares of the Common Stock issuable upon conversion of such shares of Series E Preferred Stock.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Series D Liquidation Payment" shall have the meaning ascribed to it in the Amended and Restated Certificate of Determination of Preferences of Series D Preferred Stock if and when approved by the requisite stockholders of the Corporation and duly filed with the Secretary of State of the State of California.

     "Series D Preferred Stock" shall have the meaning ascribed to it in the Amended and Restated Certificate of Determination of Preferences of Series D Preferred Stock if and when approved by the requisite stockholders of the Corporation and duly filed with the Secretary of State of the State of California.

     "Series E Accreted Value" shall mean as of any date, with respect to each share of Series E Preferred Stock, the Price Per Share plus the amount of dividends that have accrued from the Series E Closing Date to the then most recent Series E Accrual Date pursuant to Section 3(a) of this Certificate of Determination.

     "Series E Automatic Redemption Date" shall have the meaning ascribed to it in Section 5(b) hereof.

     "Series E Closing Date" means           , 2004.

     "Series E Conversion Price" shall mean $1.50, as adjusted pursuant to
Section 7(c).

     "Series E Liquidation Payment" shall mean, with respect to each share of Series E Preferred Stock, those amounts payable pursuant to Section 4(a)(i) or
Section 4(b)(i), as the case may be.

     "Series E Optional Redemption Date" shall have the meaning ascribed to it in Section 5(a)(ii) hereof.

     "Series E Optional Redemption Measurement Window" shall have the meaning ascribed to it in Section 5(a)(i) hereof.

     "Series E Optional Redemption Period" shall have the meaning ascribed to it in Section 5(a)(i) hereof.

     "Series E Optional Redemption Price" shall have the meaning ascribed to it in Section 5(a)(i) hereof.

     "Series E Preferred Stock" shall have the meaning ascribed to it in Section 1 hereof.

     "Series E Purchase Rights" means those rights to purchase Series E Preferred Stock issued in the Rights Offering.

     "Series E Redemption Price" shall have the meaning ascribed to it in
Section 5(b) hereof.

     "Stock Option Plans" means the Corporation's stock option plans and employee purchase plans approved by the Board of Directors, pursuant to which shares of restricted stock and options to purchase shares of Series E Preferred Stock and/or Common Stock are reserved and available for grant to officers, directors, employees and consultants of the Corporation.

                                  * * * * * *

     3. This Certificate of Determination has been duly approved by the Board of Directors. The authorized number of shares of Preferred Stock of the
Corporation is [          ], of which one share constitutes the Special Voting
Share, which share has been issued, 75,000 shares constitute Series C
Participating Preferred Stock, none of which has been issued, [          ]
shares of Series D Preferred Stock, [all] of which have been issued, and
[          ] shares of Series E Preferred Stock, none of which has been issued.
The number of shares voting in favor of this Certificate of Determination equaled or exceeded the vote required. The percentage vote required under the Amended and Restated Articles of Incorporation in effect at the time of this Certificate of Determination was more than 50% of the outstanding shares of Series D Preferred Stock, voting separately as a class.

             [the remainder of this page intentionally left blank]

     The undersigned, William E. McGlashan, Jr. and Michael J. Zukerman, the Chief Executive Officer and Chairman of the Board of Directors and Vice President and Secretary, respectively, of Critical Path, Inc., declare under penalty of perjury that the matters set out in the foregoing Certificate are true of their own knowledge.

     Executed at San Francisco, California on this [          ] day of
[          ], [          ].

                                          --------------------------------------
                                          WILLIAM E. MCGLASHAN, JR.,
                                          Chief Executive Officer and
                                          Chairman of the Board of Directors

                                          --------------------------------------
                                          MICHAEL J. ZUKERMAN,
                                          Senior Vice President, General
                                          Counsel and Secretary

                                                                      APPENDIX D

                              AMENDED AND RESTATED

                 CERTIFICATE OF DETERMINATION OF PREFERENCES OF

          SERIES D CUMULATIVE REDEEMABLE CONVERTIBLE PREFERRED STOCK,

                         PAR VALUE $0.001 PER SHARE, OF

                              CRITICAL PATH, INC.,
                            A CALIFORNIA CORPORATION

            Pursuant to Section 401 of the California Corporations Code,

     The undersigned, William E. McGlashan, Jr. and Michael J. Zukerman, do hereby certify that:

          1. They are the duly elected and acting Chief Executive Officer and Chairman of the Board of Directors and Senior Vice President, General Counsel and Secretary, respectively, of Critical Path, Inc., a California corporation (the "Corporation").

          2. Pursuant to the authority given in the Corporation's Amended and Restated Articles of Incorporation, the Corporation filed a Certificate of Determination of Preferences of Series D Cumulative Redeemable Convertible Participating Preferred Stock on November 9, 2001.

          3. Pursuant to Section 907 of the California Corporations Code, the Certificate of Determination of Preferences of Series D Cumulative Redeemable Convertible Participating Preferred Stock is amended and restated to read in full as follows:

                                   WITNESSETH

     WHEREAS, it is the desire of the Board of Directors, upon requisite approval of the stockholders of the Corporation, to alter the terms of the Series D Cumulative Redeemable Convertible Participating Preferred Stock and amend and restate the Certificate of Determination of Preferences for such series:

     NOW, THEREFORE, BE IT RESOLVED:

     1. Designation and Number of Shares. There shall be hereby created and established a series of preferred stock designated as "Series D Cumulative Redeemable Convertible Preferred Stock" (the "Series D Preferred Stock"). The authorized number of shares of Series D Preferred Stock shall be four million one hundred eighty-eight thousand five hundred eighty-seven (4,188,587). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 10 below.

     2.  Rank.

     (a) Notwithstanding anything to the contrary in this Certificate of Determination, the Series D Preferred Stock shall not be entitled to the payment of dividends, the Series D Liquidation Payment, the Series D Optional Redemption Price or the Series D Redemption Price until the issued and outstanding shares of Series E Preferred Stock shall have received all dividends, the Series E Liquidation Payment, the Series E Optional Redemption Price and the Series E Redemption Price due and owing under the terms thereof; provided, however, that notwithstanding the foregoing and for the avoidance of doubt, dividends shall accrue on the Series D Preferred Stock as provided in Section 3 below. Subject to the foregoing sentence, the Series D Preferred Stock shall with respect to the payment of the Series D Liquidation Payment in the event of Liquidation or Change of Control and with respect to dividend and redemption rights rank senior to (i) all series of common stock of the Corporation (including, without limitation, the Common Stock, par value $0.001 per share, of the Corporation (the "Common Stock")), (ii) all series of preferred stock of the Corporation (excluding any shares of Series E Preferred Stock but including, without limitation, the Series C Participating Preferred Stock, par value $0.001 per share) and (iii) each other class or series of Capital Stock of the Corporation hereafter created which does not expressly rank pari passu with or senior to the Series D Preferred Stock (clauses (i), (ii) and (iii), together, the "Junior Stock").

     (b) Notwithstanding anything to the contrary contained in the Amended and Restated Articles of Incorporation of the Corporation, the vote of the holders of a majority of the Series D Preferred Stock shall be a prerequisite to the designation or issuance of any shares of Capital Stock of the Corporation ranking pari passu with or senior to the Series D Preferred Stock in the event of a Liquidation or with respect to the payment of the Series D Liquidation Payment.

     3.  Dividends.

     (a) Dividend Rate. During the period beginning on the date of issuance of such shares of Series D Preferred Stock and ending on the Series E Closing Date, the holders of shares of Series D Preferred Stock shall accrue dividends at an annual rate equal to eight percent (8%) of the Series D Accreted Value, calculated on the basis of a 360-day year, consisting of twelve 30-day months, and shall accrue on a daily basis from the date of issuance of such shares of Series D Preferred Stock until the Series E Closing Date, whether or not the Corporation has earnings or profits, whether or not there are funds legally available for the payment of dividends and whether or not declared by the Board of Directors. During the period beginning on the date of issuance thereof and ending on the Series E Closing Date, such accrued and unpaid dividends shall compound to the Series D Accreted Value on a semi-annual basis on December 31st and June 30th of each year (each such date, the "Series D Accrual Date") whether or not declared by the Board of Directors. Following the Series E Closing Date, the holders of shares of Series D Preferred Stock shall accrue, out of funds legally available therefor, dividends at an annual rate equal to five and three-fourths percent (5 3/4%) of the Price Per Share with respect to each share of Series D Preferred Stock, calculated on the basis of a 360-day year, consisting of twelve 30-day months, and shall accrue on a daily basis from the Series E Closing Date, whether or not the Corporation has earnings or profits, whether or not there are funds legally available for the payment of dividends and whether or not declared by the Board of Directors. Such dividends shall not be paid in cash and shall instead be added to the Series D Accreted Value on the Series D Accrual Date. In addition, if the Corporation declares and pays any dividends on the Common Stock, then, in that event, the holders of shares of Series D Preferred Stock shall be entitled to share in such dividends on a pro rata basis, as if their shares had been converted into shares of Common Stock pursuant to Section 7(a) below immediately prior to the record date for determining the stockholders of the Corporation eligible to receive such dividends.

     (b) Change of Control; Optional Redemption. In the event of the occurrence of a Change of Control or an optional redemption of the shares of Series D Preferred Stock pursuant to Section 5(a) below, the sum of (i) any dividends accrued at the rate and in the manner specified in Section 3(a) since the previous Series D Accrual Date and prior to the date of the occurrence of a Change of Control or the Series D Optional Redemption Date plus (ii) any and all dividends that would have accrued at the rate and in the manner specified in
Section 3(a) from the closing date of such Change of Control or the Series D Optional Redemption Date through and until the Series D Automatic Redemption Date shall be added to the Series D Accreted Value on the closing date of such Change of Control or the Series D Optional Redemption Date, as the case may be.

     (c) Other Dividends. The Corporation shall not declare or pay any dividends on, or make any other distributions with respect to or redeem, purchase or otherwise acquire for consideration, any other shares of Capital Stock unless and until all accrued and unpaid dividends on the Series D Preferred Stock have been paid in full.

     4.  Liquidation and Change of Control.

     (a) Series D Liquidation Payment. Upon the occurrence of a Liquidation, after the payment of the full Series E Liquidation Payment of the issued and outstanding shares of Series E Preferred Stock, the holders of shares of Series D Preferred Stock shall be paid in cash for each share of Series D Preferred Stock held thereby, out of, but only to the extent of, the assets of the Corporation legally available for distribution to its stockholders, an amount equal to the greater of (i) the sum of (A) the Series D Accreted Value of such share of Series D Preferred Stock on the date of such Liquidation plus (B) all dividends accrued since the previous Series D Accrual Date, (ii) the product of (x) 1.6 multiplied by (y) the Price Per Share or (iii) the aggregate consideration that would be paid to the holder of the number of shares of Common Stock into which such share of Series D Preferred Stock is convertible immediately prior to such Liquidation. If, after the payment of the full Series E Liquidation Payment of the issued and outstanding shares of Series E Preferred Stock, the assets of the Corporation available for distribution to the holders of shares of Series D Preferred Stock shall be insufficient to permit payment in full to such holders of the sums which such holders are entitled to receive in such case, then all of the assets available for distribution to holders of shares of Series D Preferred Stock shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

     (b) Change of Control. In the event of a Change of Control, after the payment of the full Series E Liquidation Payment of the issued and outstanding shares of Series E Preferred Stock, the holders of shares of Series D Preferred Stock shall be paid for each share of Series D Preferred Stock held thereby, an amount equal to the greater of (i) the sum of (A) the Series D Accreted Value of such share of Series D Preferred Stock on the date of such Change of Control plus (B) all dividends that accrue and are payable pursuant to Section 3(b),
(ii) the product of (x) 1.6 multiplied by (y) the Price Per Share or (iii) the aggregate consideration that would be paid to the holder of the number of shares of Common Stock into which such share of Series D Preferred Stock is convertible immediately prior to the closing of such Change of Control. Such amount shall be paid in the form of consideration paid in such Change of Control on the closing date of such Change of Control.

     (c) Notice. Written notice of a Liquidation or Change of Control stating a payment or payments and the place where such payment or payments shall be payable, shall be delivered in person, mailed by certified mail, return receipt requested, mailed by overnight mail or sent by telecopier, not less than ten
(10) days prior to the earliest payment date stated therein, to the holders of record of shares of Series D Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

     5.  Redemption.

     (a) Optional Redemption.

          (i) Series D Optional Redemption Period. The Corporation shall not have any right to redeem any shares of the Series D Preferred Stock on or prior to the third anniversary of the Series E Closing Date. If on any date after the third anniversary of the Series E Closing Date, but prior to the Series D Automatic Redemption Date, the average closing price per share of the Common Stock, as reported on NASDAQ or other nationally recognized securities exchange on which the shares of Common Stock trade, for any sixty (60) consecutive trading days after such third anniversary date, equals or exceeds four hundred percent (400%) of the Series D Accreted Value (the "Series D Optional Redemption Measurement Window"), the Corporation shall have the right, at its sole option and election, to redeem (unless otherwise prevented by law) within thirty (30) days following such Series D Optional Redemption Measurement Window (the "Series D Optional Redemption Period"), all, but not less than all, of the outstanding shares of Series D Preferred Stock in cash, at a price per share (the "Series D Optional Redemption Price") equal to the sum of the Series D Accreted Value plus all dividends that accrue and are payable pursuant to Section 3(b).

          (ii) Optional Redemption Payment. Written notice of any election by the Corporation to redeem the shares of Series D Preferred Stock pursuant to Section 5(a) (with a closing date prior to the expiration of the Series D Optional Redemption Period selected for such redemption (the "Series D Optional Redemption Date")), shall be delivered in person, mailed by certified mail, return receipt requested, mailed by overnight mail or sent by telecopier not less than ten (10), nor more than thirty (30), days prior to such Series D Optional Redemption Date to the holders of record of the shares of Series D Preferred Stock, such notice to be addressed to each such holder at its address as shown in the records of the Corporation. The Series D Optional Redemption Price shall be made with respect to each share of Series D Preferred Stock by wire transfer of immediately available funds as promptly as practicable and, in any event, within seven (7) days after receipt by the Corporation of the Series D Preferred Stock certificates to accounts designated in writing by the holders of such shares of Series D Preferred Stock after surrender of the Series D Preferred Stock certificates pursuant to the following sentence. Upon notice from the Corporation, each holder of shares of Series D Preferred Stock so redeemed shall promptly surrender to the Corporation, at any place where the Corporation shall maintain a transfer agent for its shares of Series D Preferred Stock, certificates representing the shares so redeemed, duly endorsed in blank or accompanied by proper instruments of transfer. Notwithstanding anything to the contrary set forth in this Certificate of Determination, any holder of Series D Preferred Stock may convert its shares of Series D Preferred Stock pursuant to Section 7(a) until the Series D Optional Redemption Price has been paid in full by the Corporation to such holder.

          (iii) Termination of Rights. If shares of Series D Preferred Stock are redeemed in full on the Series D Optional Redemption Date, then after the Series D Optional Redemption Date, all rights of any holder of shares of Series D Preferred Stock shall cease and terminate, and such shares of Series D Preferred Stock shall no longer be deemed to be outstanding; provided, however, that, if the Corporation defaults in the payment in full of the Series D Optional Redemption Price, then, subject to Section 5(b), the Corporation may not redeem the shares of Series D Preferred Stock until the next Series D Optional Redemption Measurement Window.

     (b) Automatic Redemption.

          (i) Automatic Redemption Date and Payment. On the fourth anniversary of the Series E Closing Date (the "Series D Automatic Redemption Date"), all of the shares of Series D Preferred Stock shall automatically, with no further action required to be taken by the Corporation or the holder thereof, be redeemed (unless otherwise prevented by law) in cash, at a redemption price per share (the "Series D Redemption Price") equal to the sum of the Series D Accreted Value plus all dividends accrued since the previous Series D Accrual Date. Written notice of the Series D Automatic Redemption Date shall be delivered in person, mailed by certified mail, return receipt requested, mailed by overnight mail or sent by telecopier not less than thirty (30), nor more than sixty (60), days prior to the Series D Automatic Redemption Date to the holders of record of the shares of Series D Preferred Stock, such notice to be addressed to each such holder at its address as shown in the records of the Corporation. The Series D Redemption Price shall be made with respect to each share of Series D Preferred Stock by wire transfer of immediately available funds as promptly as practicable and, in any event, within seven (7) days after receipt by the Corporation of the Series D Preferred Stock certificates to accounts designated in writing by the holders of such shares of Series D Preferred Stock after surrender of the Series D Preferred Stock certificates pursuant to the following sentence. Upon notice from the Corporation, each holder of such shares of Series D Preferred Stock so redeemed shall promptly surrender to the Corporation, at any place where the Corporation shall maintain a transfer agent for its shares of Series D Preferred Stock, certificates representing the shares so redeemed, duly endorsed in blank or accompanied by proper instruments of transfer. Notwithstanding anything to the contrary set forth in this Certificate of Determination, any holder of Series D Preferred Stock may convert its shares of Series D Preferred Stock pursuant to Section 7(a) hereof until the Series D Redemption Price has been paid in full by the Corporation to any such holder.

          (ii) Termination of Rights. If the shares of Series D Preferred Stock are redeemed in full on the Series D Automatic Redemption Date, then after the Series D Automatic Redemption Date, all rights of any holder of such shares of Series D Preferred Stock shall cease and terminate, and such shares of Series D Preferred Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation; provided, however, that, if the Corporation defaults in the payment in full of the Series D Redemption Price, the rights of the holders of shares of Series D Preferred Stock shall continue until the Corporation cures such default.

          (iii) Insufficient Funds for Redemption. If the funds of the Corporation available for redemption of the shares of Series D Preferred Stock on the Series D Automatic Redemption Date are insufficient to redeem in full the shares of Series D Preferred Stock, the holders of shares of Series D Preferred Stock shall share ratably in any funds available by law for redemption of such shares according to the respective amounts which would be payable with respect to the number of shares owned by them if the shares to be so redeemed on such Series D Automatic Redemption Date were redeemed in full. Any shares of Series D Preferred Stock that the Corporation does not redeem on the Series D Automatic Redemption Date due to insufficient funds shall continue to be outstanding until redeemed and dividends on such shares shall continue to accrue and cumulate until redeemed. The Corporation shall in good faith use all commercially reasonable efforts as expeditiously as possible to eliminate, or obtain an exception, waiver or exemption from, any and all restrictions that prevented the Corporation from paying the Series D Redemption Price and redeeming all of the shares of Series D Preferred Stock. At any time thereafter when additional funds of the Corporation are available by law for the redemption of the shares of Series D Preferred Stock, such funds shall be used as promptly as practicable to redeem the balance of such shares, or such portion thereof for which funds are available, on the basis set forth above.

     (c) Rank. Notwithstanding anything to the contrary in this Section 5, no redemption of shares Series D Preferred Stock pursuant to this Section 5 shall occur (i) if there are any shares of Series E Preferred Stock issued and outstanding or (ii) unless and until the issued and outstanding shares of Series E Preferred Stock shall have received all payments due and owing under the terms thereof.

     6.  Voting Rights; Election of Directors.

     (a) General. In addition to the voting rights to which the holders of Series D Preferred Stock are entitled under or granted by California law, the holders of Series D Preferred Stock shall be entitled to vote, in person or by proxy, at a special or annual meeting of stockholders on all matters entitled to be voted on by holders of shares of Common Stock voting together as a single class with the Common Stock (and with other shares entitled to vote thereon, if any). With respect to any such vote, each share of Series D Preferred Stock shall entitle the holder thereof to cast that number of votes as is equal to the quotient of (i) the sum of the Series D Accreted Value plus all dividends accrued since the previous Series D Accrual Date divided by (ii) $4.20, subject to the same adjustments that are made to the Series D Conversion Price as provided in Section 7(c) below.

     (b) Directors. As long as at least 500,000 shares of Series D Preferred Stock are outstanding, if General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAPCO GmbH & Co. KG and/or any Affiliate thereof in the aggregate own at least a majority of the outstanding shares of Series D Preferred Stock, then the holders of shares of Series D Preferred Stock, voting as a separate class, shall be entitled to elect one (1) director of the Corporation.

     (c) Elections. As long as at least 500,000 shares of Series D Preferred Stock are outstanding, the Series D Preferred Stock shall vote together as a single class with the Common Stock (and all other classes and series of stock of the Corporation entitled to vote thereon, if any) with respect to the election of all of the other directors of the Corporation other than the director elected solely by the holders of shares of Series E Preferred Stock pursuant to Section 6(b) of the Series E Certificate of Determination of Preferences. If the conditions set forth in Section 6(b) necessary for the holders of shares of Series D Preferred Stock to vote as a separate class for the election of one director are not satisfied, then the Series D Preferred Stock shall vote together as a single class with the Common Stock (and all other classes and series of stock of the Corporation entitled to vote thereon, if any) with respect to the election of all of the directors of the Corporation other than the director elected solely by the holders of shares of Series E Preferred Stock pursuant to Section 6(b) of the Series E Certificate of Determination of Preferences. At any meeting held for the purpose of electing directors pursuant to Section 6(b) at a time when the holders of shares of Series D Preferred Stock are entitled to vote as a separate class for the election of one director, the presence in person or by proxy of the holders of a majority of the shares of Series D Preferred Stock then outstanding shall constitute a quorum of the Series D Preferred Stock for the election of the director to be elected solely by the holders of shares of Series D Preferred Stock; the holders of shares of Series D Preferred Stock shall be entitled to cast one vote per share of Series D Preferred Stock in any such election; and the director to be elected exclusively by the holders of shares of Series D Preferred Stock shall be elected by the affirmative vote of the holders of a majority of the outstanding shares of Series D Preferred Stock. A vacancy in a directorship filled by the holders of the Series D Preferred Stock voting as a separate class pursuant to Section 6(b) shall be filled only by vote or written consent of the holders of shares of Series D Preferred Stock. The director elected pursuant to Section 6(b) may not be removed without the consent of a majority of the holders of shares of Series D Preferred Stock, except as otherwise provided by law.

     (d) Major Actions. Notwithstanding anything to the contrary set forth in the Amended and Restated Articles of Incorporation or the By-laws of the Corporation, the affirmative vote of the holders of a majority of the outstanding shares of Series D Preferred Stock, voting as a separate class, shall be a prerequisite to:

          (i) any amendment, modification or restatement of the Articles of Incorporation or the By-Laws of the Corporation, including, without limitation, by merger, consolidation, business combination or otherwise that is not a Change of Control;

          (ii) the issuance, reservation for issuance or authorization of any Capital Stock of the Corporation or any right or option to acquire shares of Capital Stock ranking senior to the shares of Series D Preferred Stock or any increase or decrease in the authorized number of shares of Series D Preferred Stock; provided, that the Corporation may issue (w) options or shares pursuant to the Stock Option Plans, (x) shares of Series E Preferred Stock (A) upon conversion of those certain convertible promissory notes, with an aggregate principal amount of ten million dollars ($10,000,000), issued by the Corporation on November 26, 2003, (B) in exchange for those certain 5 3/4% Convertible Subordinated Notes, due April 1, 2005, in the principal face amount of thirty-two million seven hundred ninety-five thousand dollars ($32,795,000), issued by the Corporation pursuant to the Corporation's Indenture, dated March 31, 2000, (C) upon conversion of the Apex Notes and (D) issuable pursuant to agreements entered into prior to the Series E Closing Date, and (y) the Series E Purchase Rights and the Rights Shares;

          (iii) the redemption of any Junior Stock other than the repurchase of unvested stock options or restricted stock from employees, officers, directors or consultants of the Corporation upon termination of service or in accordance with the Stock Option Plans;

          (iv) any declaration, distribution or payment of any dividend or other distribution to any Junior Stock;

          (v) the issuance, incurrence, assumption or guarantee by the Corporation or any Subsidiary of the Corporation of any funded Indebtedness (excluding capital leases incurred in the ordinary course of business but including the incurrence of any debt in connection with any borrowing arrangements with Silicon Valley Bank, provided that, with respect to the incurrence of any debt in connection with any borrowing arrangements with Silicon Valley Bank, if the holders of Series D Preferred Stock do not respond to a written request for consent by the Company within two Business Days of receiving such request, such holder shall be deemed to have consented); and

          (vi) any amendment to this Section 6(d).

     7.  Conversion.

     (a) Optional Conversion. Any holder of shares of Series D Preferred Stock shall have the right, at its option, at any time and from time to time, to convert, subject to the terms and provisions of this Section 7, any or all of such holder's shares of Series D Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as is equal to the product of (i) the number of shares of Series D Preferred Stock being so converted multiplied by
(ii) the quotient of (x) the sum of the Series D Accreted Value plus all dividends accrued since the previous Series D Accrual Date divided by

(y) the Series D Conversion Price, subject to adjustment as provided in Section 7(c) below. Such conversion right shall be exercised by the surrender of certificate(s) representing the shares of Series D Preferred Stock to be converted to the Corporation at any time during usual business hours at its principal place of business maintained by it (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of shares of Series D Preferred Stock), accompanied by written notice that the holder elects to convert such shares of Series D Preferred Stock and specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Corporation) by a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation duly executed by the holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to Section 7(i) below. All certificates representing shares of Series D Preferred Stock surrendered for conversion shall be delivered to the Corporation for cancellation and canceled by it. As promptly as practicable after the surrender of any shares of Series D Preferred Stock, in any event within seven (7) days of the receipt of such certificates, the Corporation shall (subject to compliance with the applicable provisions of federal and state securities laws) deliver to the holder of such shares so surrendered certificate(s) representing the number of fully paid and nonassessable shares of Common Stock into which such shares are entitled to be converted. At the time of the surrender of such certificate(s), the Person in whose name any certificate(s) for shares of Common Stock shall be issuable upon such conversion shall be deemed to be the holder of record of such shares of Common Stock on such date, notwithstanding that the share register of the Corporation shall then be closed or that the certificates representing such Common Stock shall not then be actually delivered to such Person.

     (b) Termination of Rights. On the date of such optional conversion pursuant to Section 7(a) above all rights with respect to the shares of Series D Preferred Stock so converted, including the rights, if any, to receive notices and vote, shall terminate, except only the rights of holders thereof to (i) receive certificates for the number of shares of Common Stock into which such shares of Series D Preferred Stock have been converted and (ii) exercise the rights to which they are entitled as holders of Common Stock.

     (c) (i) Dividend, Subdivision, Combination or Reclassification of Common Stock. In the event that the Corporation shall at any time or from time to time, prior to conversion of shares of Series D Preferred Stock (w) pay a dividend or make a distribution on the outstanding shares of Common Stock payable in Capital Stock of the Corporation, (x) subdivide the outstanding shares of Common Stock into a larger number of shares, (y) combine the outstanding shares of Common Stock into a smaller number of shares or (z) issue any shares of its Capital Stock in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to another clause of this Section 7(c)), then, and in each such case, the Series D Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Corporation) so that the holder of any share of Series D Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series D Preferred Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 7(c)(i) shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

          (i) Certain Distributions. In case the Corporation shall at any time or from time to time, prior to conversion of shares of Series D Preferred Stock, distribute to all holders of shares of the Common Stock (including any such distribution made in connection with a merger or consolidation in which the Corporation is the resulting or surviving Person and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Corporation or another issuer, securities of the Corporation or another issuer or other assets (excluding cash dividends in which holders of shares of Series D Preferred Stock participate, in the manner provided in Section 3(c); dividends payable in shares of Common Stock for which adjustment is made under another paragraph of this Section 7(c); and any distribution in connection with an Excluded Transaction) or rights or warrants to subscribe for or purchase of any of the foregoing, then, and in each such case, the Series D Conversion Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Corporation) by multiplying the Series D Conversion Price in effect immediately prior to the date of such distribution by a fraction
     (x) the numerator of which shall be the Current Market Price of the Common Stock immediately prior to the date of distribution less the then fair market value (as determined by the Board of Directors in the exercise of their fiduciary duties) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such rights or warrants applicable to one share of Common Stock and (y) the denominator of which shall be the Current Market Price of the Common Stock immediately prior to the date of distribution (but such fraction shall not be greater than one); provided, however, that no adjustment shall be made with respect to any distribution of rights or warrants to subscribe for or purchase securities of the Corporation if the holder of shares of Series D Preferred Stock would otherwise be entitled to receive such rights or warrants upon conversion at any time of shares of Series D Preferred Stock into Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

          (ii) Other Changes. In case the Corporation at any time or from time to time, prior to the conversion of shares of Series D Preferred Stock, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in Sections 7(c)(i) or (ii) above or Section 7(f) below (but not including any action described in any such Section) and the Board of Directors shall consider whether an adjustment should thereupon be made in the Series D Conversion Price. If the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the Series D Conversion Price as a result of such action, then, and in each such case, the Series D Conversion Price shall be adjusted in such manner and at such time as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holders of shares of Series D Preferred Stock).

          (iii) No Adjustment. Notwithstanding anything herein to the contrary, no adjustment under this Section 7(c) need be made to the Series D Conversion Price if the Corporation receives written notice from holders of a majority of the outstanding shares of Series D Preferred Stock that no such adjustment is required.

     (d) Abandonment. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Series D Conversion Price shall be required by reason of the taking of such record.

     (e) Certificate as to Adjustments. Upon any adjustment in the Series D Conversion Price, the Corporation shall within a reasonable period (not to exceed ten (10) Business Days) following any of the foregoing transactions deliver to each registered holder of shares of Series D Preferred Stock a certificate, signed by (i) the Chief Executive Officer of the Corporation and
(ii) the Chief Financial Officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Series D Conversion Price then in effect following such adjustment.

     (f) Reorganization, Reclassification. In case of any merger or consolidation of the Corporation (other than a Change of Control) or any capital reorganization, reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value) (each, a "Transaction"), the Corporation shall execute and deliver to each holder of shares of Series D Preferred Stock at least ten (10) Business Days prior to effecting such

Transaction a certificate, signed by (i) the Chief Executive Officer of the Corporation and (ii) the Chief Financial Officer of the Corporation, stating that the holder of each share of Series D Preferred Stock shall have the right to receive in such Transaction, in exchange for each share of Series D Preferred Stock, a security identical to (and not less favorable than) the Series D Preferred Stock, and provision shall be made therefor in the agreement, if any, relating to such Transaction. Any certificate delivered pursuant to this Section 7(f) shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7. The provisions of this Section 7(f) and any equivalent thereof in any such certificate similarly shall apply to successive transactions.

     (g) Notices.  In case at any time or from time to time:

          (w) the Corporation shall declare a dividend (or any other distribution) on its shares of Common Stock;

          (x) the Corporation shall authorize the granting to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of Capital Stock of any class or of any other rights or warrants; or

          (y) there shall be any Transaction;

     then the Corporation shall mail to each holder of shares of Series D Preferred Stock at such holder's address as it appears on the transfer books of the Corporation, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined, or (B) the date on which such Transaction is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such Transaction. Notwithstanding the foregoing, in the case of any event to which Section 7(f) above is applicable, the Corporation shall also deliver the certificate described in
     Section 7(f) above to each holder of shares of Series D Preferred Stock at least ten (10) Business Days' prior to effecting such reorganization or reclassification as aforesaid.

     (h) Reservation of Common Stock. The Corporation shall at all times reserve and keep available for issuance upon the conversion of shares of Series D Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series D Preferred Stock, and shall take all action to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series D Preferred Stock; provided, that (x) the holders of shares of Series D Preferred Stock shall vote such shares in favor of any such action that requires a vote of stockholders and (y) such holders shall cause any directors elected by them pursuant to Section 6(b) above to vote in favor of any such action that requires a vote of the Board of Directors.

     (i) No Conversion Tax or Charge. The issuance or delivery of certificates for Common Stock upon the conversion of shares of Series D Preferred Stock shall be made without charge to the converting holder of shares of Series D Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or (subject to compliance with the applicable provisions of federal and state securities laws) in such names as may be directed by, the holders of the shares of Series D Preferred Stock converted; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Series D Preferred Stock converted, and the Corporation shall not be required to issue or deliver such certificate unless or until the Person or

Persons requesting the issuance or delivery thereof shall have paid to the Corporation the amount of such tax or shall have established to the reasonable satisfaction of the Corporation that such tax has been paid.

     (j) Limitations on Conversions. Each holder of the Series D Preferred Stock's right to convert its shares of Series D Preferred Stock into shares of Common Stock shall not be limited by any notice delivered by the Corporation of any proposed redemption, Change of Control or any other event that notwithstanding this subsection (j) shall purport to limit such conversion right.

     8. Certain Remedies. Any registered holder of shares of Series D Preferred Stock shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Certificate of Determination and to enforce specifically the terms and provisions of this Certificate of Determination in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or in equity.

     9. Business Day. If any payment shall be required by the terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

     10. Definitions. As used in this Certificate of Determination, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

          "Affiliate" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "Apex Notes" means the convertible promissory notes with an aggregate principal amount of fifteen million dollars ($15,000,000) issued by the Corporation on January 16, 2004, to Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P. and Passport Master Fund, L.P., pursuant to the Convertible Note Purchase Agreement.

          "Board of Directors" means the Board of Directors of the Corporation.

          "Business Day" means any day except a Saturday, a Sunday, or other day on which commercial banks in the State of New York or the State of California are authorized or required by law or executive order to close.

          "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock (including, without limitation, common stock and preferred stock) and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

          "Certificate of Determination" means this Amended and Restated Certificate of Determination of Preferences of Series D Cumulative Redeemable Convertible Preferred Stock, as amended from time to time.

          "Change of Control" means (i) any merger, consolidation or other business combination transaction (or series of related transactions) in which the stockholders owning a majority of the voting securities of the Corporation prior to such transaction do not own a majority of the voting securities of the surviving entity, (ii) any tender offer, exchange offer or other transaction whereby any person or "group" other than the Investors obtains a majority of the outstanding shares of capital stock entitled to vote in the election of the Board of Directors, (iii) any proxy contest in which a majority of the Board of Directors (or persons appointed by such Board of Directors) prior to such contest do not constitute a majority of the Board of Directors after such contest, (iv) a sale of all or substantially all of the assets of the Corporation or (v) any other transaction described in any stockholder rights agreement or "poison pill", if any, to which the Corporation is a party, which permits the holders of any rights or similar certificates to exercise the rights evidenced thereby and pursuant to which the Board of Directors does not waive the application of such stockholder rights agreement or "poison pill."

          "Commission" means the United States Securities and Exchange
     Commission.

          "Common Stock" shall have the meaning ascribed to it in Section 2(a) hereof.

          "Common Stock Equivalent" shall mean any security or obligation which is by its terms convertible, exchangeable or exercisable into or for shares of Common Stock, including, without limitation, shares of Series D Preferred Stock, shares of Series E Preferred Stock, and any option, warrant or other subscription or purchase right with respect to Common Stock or any Common Stock Equivalent.

          "Contingent Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, guaranty, letter of credit or other obligation, contractual or otherwise (the "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge or any such primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

          "Convertible Note Purchase Agreement" means the Convertible Note Purchase Agreement, dated January 16, 2004, among the Corporation and Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P. and Passport Master Fund, L.P.

          "Corporation" shall have the meaning ascribed to it in the first paragraph of this Certificate of Determination.

          "Current Market Price" per share of Capital Stock of any Person shall mean, as of the date of determination, (a) the average of the daily Market Price under clause (a), (b) or (c), as applicable, of the definition thereof of such Capital Stock during the immediately preceding thirty (30) trading days ending on such date, and (b) if such Capital Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, then the Market Price under clause (d) of the definition thereof on such date.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Excluded Transaction" means (a) any issuance of shares of stock or options to purchase shares of Series E Preferred Stock or Common Stock pursuant to the Stock Option Plans and (b) any issuance of Common Stock (i) upon the conversion of shares of Series D Preferred Stock or shares of Series E Preferred Stock, (ii) as a dividend on shares of Series D Preferred Stock or shares of Series E Preferred Stock or (iii) upon conversion or exercise of any Common Stock Equivalents, (c) any issuance of Common Stock in connection with any Series D Liquidation Payment or Series E Liquidation Payment, (d) Capital Stock issued in consideration of an acquisition, approved by the Board of Directors, by the Company of another Person, (e) shares of Common Stock and Common Stock Equivalents issued in strategic transactions (which may not be private equity or venture capital financing transactions) approved by the Board of Directors to Persons that are not principally engaged in financial investing, (f) the issuance of the Series E Purchase Rights and the Rights Shares, (g) shares of Series E Preferred Stock issuable pursuant to agreements entered into prior to the Series E Closing Date and (h) shares of Common Stock issuable upon conversion of the Apex Notes in accordance with the terms of the Convertible Note Purchase Agreement.

          "GAAP" means United States generally accepted accounting principles in effect from time to time.

          "Indebtedness" means, as to any Person, (a) all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (c) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (f) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (e)) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person and (g) any Contingent Obligation of such Person.

          "Investors" means General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAPCO GmbH & Co. KG, Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited and the Affiliates of the foregoing, provided that Affiliates shall be deemed not to include any portfolio companies of any of the foregoing.

          "Junior Stock" shall have the meaning ascribed to it in Section 2(a) hereof.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences).

          "Liquidation" shall mean the voluntary or involuntary liquidation under applicable bankruptcy or reorganization legislation, or the dissolution or winding up of the Corporation.

          "Market Price" shall mean, with respect to the Capital Stock of any Person, as of the date of determination, (a) if such Capital Stock is listed on a national securities exchange, the closing price per share of such Capital Stock on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which such Capital Stock is then listed or admitted to trading; or (b) if such Capital Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of such Capital Stock on such date; or (c) if there shall have been no trading on such date or if such Capital Stock is not designated as a national market system security by the National Association of Securities Dealers, Inc., the average of the reported closing bid and asked prices of such Capital Stock on such date as shown by the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System and reported by any member firm of the New York Stock Exchange selected by the Corporation; or
     (d) if none of (a), (b) or (c) is applicable, the fair market value thereof as reasonably per share determined by the Board of Directors.

          "NASDAQ" shall mean The Nasdaq Stock Market, Inc.

          "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

          "Price Per Share" means $13.75 (subject to anti-dilution adjustment for stock splits of, combinations of and capital reorganizations with respect to the Series D Preferred Stock).

          "Rights Offering" shall mean a rights offering for an aggregate amount of up to $21,000,000 of shares of Series E Preferred Stock pursuant to which the Corporation will distribute transferable rights to the Corporation's holders of Common Stock as contemplated by the Convertible Note Purchase and Exchange Agreement, dated November 18, 2003, among the Corporation and certain other parties thereto.

          "Rights Shares" means the shares of Series E Preferred Stock issuable upon exercise of the Series E Purchase Rights and the shares of the Common Stock issuable upon conversion of such shares of Series E Preferred Stock.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Series D Accreted Value" shall mean as of any date, with respect to each share of Series D Preferred Stock, the Price Per Share plus the amount of dividends that have accrued and compounded thereto during the period beginning on the date of issuance of such share of Series D Preferred Stock and ending on the Series E Closing Date plus, during the period beginning on the first day after the Series E Closing Date and from and after such date, the amount of dividends that have accrued from the Series E Closing Date to the then most recent Series D Accrual Date pursuant to Section 3(a) of this Certificate of Determination.

          "Series D Automatic Redemption Date" shall have the meaning ascribed to it in Section 5(b) hereof.

          "Series D Conversion Price" shall mean $1.50, as adjusted pursuant to
     Section 7(c).

          "Series D Liquidation Payment" shall mean, with respect to each share of Series D Preferred Stock, those amounts payable pursuant to Section 4(a)(i), Section 4(a)(ii), Section 4(b)(i), or Section 4(b)(ii) as the case may be.

          "Series D Optional Redemption Date" shall have the meaning ascribed to it in Section 5(a)(ii) hereof.

          "Series D Optional Redemption Measurement Window" shall have the meaning ascribed to it in Section 5(a)(i) hereof.

          "Series D Optional Redemption Period" shall have the meaning ascribed to it in Section 5(a)(i) hereof.

          "Series D Optional Redemption Price" shall have the meaning ascribed to it in Section 5(a)(i) hereof.

          "Series D Preferred Stock" shall have the meaning ascribed to it in
     Section 1 hereof.

          "Series D Redemption Price" shall have the meaning ascribed to it in
     Section 5(b) hereof.

          "Series E Certificate of Determination" means the Corporation's Certificate of Determination of Preferences of Series E Preferred Stock, as amended from time to time.

          "Series E Closing Date" means [          ], 2004.

          "Series E Liquidation Payment" shall have the meaning ascribed to it in the Certificate of Determination of Preferences of Series E Preferred Stock if and when approved by the requisite stockholders of the Corporation and duly filed with the Secretary of State of the State of California.

          "Series E Optional Redemption Price" shall have the meaning ascribed to it in the Certificate of Determination of Preferences of Series E Preferred Stock if and when approved by the requisite stockholders of the Corporation and duly filed with the Secretary of State of California.

          "Series E Preferred Stock" shall have the meaning ascribed to it in the Certificate of Determination of Preferences of Series E Redeemable Convertible Preferred Stock if and when approved by the requisite stockholders of the Corporation and duly filed with the Secretary of State of the State of California.

          "Series E Purchase Rights" means those rights to purchase Series E Preferred Stock issued in the Rights Offering.

          "Series E Redemption Price" shall have the meaning ascribed to it in the Certificate of Determination of Preferences of Series E Preferred Stock if and when approved by the requisite stockholders of the Corporation and duly filed with the Secretary of State of California.

          "Stock Option Plans" means the Company's stock option plans and employee purchase plans approved by the Board of Directors, pursuant to which shares of restricted stock and options to purchase shares of Series E Preferred Stock and/or Common Stock are reserved and available for grant to officers, directors, employees and consultants of the Corporation.

          "Transaction" shall have the meaning ascribed to it in Section 7(f) hereof.

                                  * * * * * *

     4. This Certificate of Determination has been duly approved by the Board of Directors. This Certificate of Determination has been duly approved by the required vote of stockholders in accordance with Section 903 of the California Corporations Code. As of the record date for the meeting of the stockholders in which the Certificate of Designation was approved, the total number of shares of
outstanding shares of the Corporation was [          ] shares of Common Stock,
[          ] million (          ) shares of Series D Preferred Stock, and one
(1) share of Special Voting Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required under the law and the Amended and Restated Articles of Incorporation in effect at the time of this amendment is more than fifty percent (50%) of the outstanding shares of Common Stock, the votes represented by the Special Voting Share and the outstanding shares of preferred stock, voting together as a class, and more than fifty percent (50%) of the outstanding shares of Series D Preferred Stock, voting separately as a class.

             [the remainder of this page intentionally left blank]

     The undersigned, William E. McGlashan, Jr. and Michael J. Zukerman, the Chief Executive Officer and Chairman of the Board and Senior Vice President, General Counsel and Secretary of Critical Path, Inc., respectively, declare under penalty of perjury that the matters set out in the foregoing Certificate are true of their own knowledge.

     Executed at San Francisco, California on this [               ] day of
[               ], [               ].

                                          --------------------------------------
                                          William E. McGlashan, Jr.,
                                          Chief Executive Officer and
                                          Chairman of the Board

                                          --------------------------------------
                                          Michael J. Zukerman,
                                          Senior Vice President,
                                          General Counsel and Secretary

                                                                      APPENDIX E

                              FORM OF AMENDMENT TO

                         COMMON STOCK PURCHASE WARRANT

     AMENDMENT, dated as of [               ], 2003 (this "Amendment"), to
Common Stock Purchase Warrant, dated as of November 8, 2001 (the "Warrant"), entered into by and between Critical Path, Inc., a California corporation (the
"Company"), and [               ] ("Warrantholder"),

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Stock and Warrant Purchase and Exchange Agreement, dated as of November 8, 2001, the Company granted the Warrant to Warrantholder; and

     WHEREAS, pursuant to that certain Convertible Note Purchase and Exchange Agreement, dated as of November 18, 2003, the Company and Warrantholder desire to amend the terms of the Warrant in the manner set forth below:

     NOW, THEREFORE, the Company and Warrantholder hereby agree as of the day and year first above written as follows:

     Section 1. Capitalized Terms. Capitalized terms not defined herein shall have the meanings ascribed to them in the Warrant.

     Section 2. Amendment to First Paragraph of the Warrant. The first paragraph of the Warrant is hereby deleted and amended and restated to read in its entirety as follows:

          "This certifies that, for good and valuable consideration, Critical Path, Inc., a California corporation (the "Company"), grants to
     [               ], a Delaware limited partnership (the "Warrantholder"),
     the right to subscribe for and purchase from the Company, during the
     Exercise Period (as hereinafter defined), [               ]
     (               ) validly issued, fully paid and nonassessable shares, par value $0.001, of Common Stock of the Company (the "Warrant Shares"), at the exercise price of $[Series E Price Per Share] per share (the "Exercise Price"), all subject to the terms, conditions and adjustments herein set forth. Capitalized terms used herein shall have the meanings ascribed to such terms in Section 9 below."

     Section 3. Continuing Agreement. Except as specifically amended hereby, all of the terms of the Warrant shall remain and continue in full force and effect and are hereby confirmed in all respects.

     Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

     Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

             [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                          COMPANY:

                                          CRITICAL PATH, INC.,
                                          a California corporation

                                          By:
                                          --------------------------------------
                                                   Name:
                                                   Title:

                                          WARRANTHOLDER:

                                          [________________________]

                                          By:
                                          --------------------------------------
                                                   Name:
                                                   Title:

                                                                      APPENDIX F

                           THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                                     AMONG

                              CRITICAL PATH, INC.

                      GENERAL ATLANTIC PARTNERS 74, L.P.,

                      GAP COINVESTMENT PARTNERS II, L.P.,

                                 GAPSTAR, LLC,

                              GAPCO GMBH & CO. KG

                                      AND

                        THE OTHER PARTIES LISTED HEREIN

                            -----------------------

                              DATED: MARCH 9, 2004

                            -----------------------

                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
1.   Definitions.................................................     2
2.   General; Securities Subject to this Agreement...............     5
     (a)  Grant of Rights........................................     5
     (b)  Registrable Securities.................................     5
     (c)  Holders of Registrable Securities......................     5
3.   Demand Registration.........................................     6
     (a)  Request for Demand Registration........................     6
     (b)  Incidental or "Piggy-Back" Rights with Respect to a
     Demand Registration.........................................     6
     (c)  Effective Demand Registration..........................     7
     (d)  Expenses...............................................     7
     (e)  Underwriting Procedures................................     7
     (f)  Selection of Underwriters..............................     8
4.   Incidental or "Piggy-Back" Registration.....................     8
     (a)  Request for Incidental Registration....................     8
     (b)  Expenses...............................................     8
5.   Holdback Agreements.........................................     9
     (a)  Restrictions on Public Sale by Designated Holders......     9
     (b)  Restrictions on Public Sale by the Company.............     9
6.   Registration Procedures.....................................     9
     (a)  Obligations of the Company.............................     9
     (b)  Seller Information.....................................    11
     (c)  Notice to Discontinue..................................    11
     (d)  Registration Expenses..................................    12
7.   Indemnification; Contribution...............................    12
     (a)  Indemnification by the Company.........................    12
     (b)  Indemnification by Designated Holders..................    12
     (c)  Conduct of Indemnification Proceedings.................    13
     (d)  Contribution...........................................    13
8.   Rule 144....................................................    14
9.   Miscellaneous...............................................    14
     (a)  Recapitalizations, Exchanges, etc. ....................    14
     (b)  No Inconsistent Agreements.............................    14
     (c)  Remedies...............................................    14
     (d)  Amendments and Waivers.................................    14
     (e)  Notices................................................    15
     (f)  Successors and Assigns; Third Party Beneficiaries......    17
     (g)  Counterparts...........................................    17
     (h)  Headings...............................................    17
     (i)   Governing Law.........................................    17
     (j)   Severability..........................................    17
     (k)  Rules of Construction..................................    17
     (l)   Entire Agreement......................................    17
     (m) Further Assurances......................................    18
     (n)  Other Agreements.......................................    18
     (o)  Effective Date and Termination.........................    18

                           THIRD AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT

     THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated March 9, 2004 (this "Agreement"), among Critical Path, Inc., a California corporation (the "Company"), General Atlantic Partners 74, L.P., a Delaware limited partnership ("GAP LP"), GAP Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP Coinvestment"), GapStar, LLC, a Delaware limited liability company ("GapStar"), GAPCO GmbH & Co. KG, a German limited partnership ("GmbH Coinvestment"), Cenwell Limited ("Cenwell"), Campina Enterprises Limited ("Campina"), Great Affluent Limited ("Great Affluent"), Dragonfield Limited ("Dragonfield"), Lion Cosmos Limited ("Lion Cosmos"), Vectis CP Holdings, LLC, a Delaware limited liability company ("Vectis"), Permal U.S. Opportunities Limited ("Permal"), Zaxis Equity Neutral, L.P. ("Zaxis Equity"), Zaxis Institutional Partners, L.P. ("Zaxis Institutional"), Zaxis Offshore Limited ("Zaxis Offshore"), Zaxis Partners, L.P. ("Zaxis Partners"), Guggenheim Portfolio Company XIII ("Guggenheim" and collectively with Permal, Zaxis Equity, Zaxis Institutional, Zaxis Offshore and Zaxis Partners, "Apex Capital"), Passport Master Fund, L.P. ("Passport Capital"), Crosslink Crossover Fund IV, L.P. ("Crosslink"), Sagamore Hill Hub Fund, Ltd. ("Sagamore"), Criterion Capital Partners, Ltd. ("Criterion Limited"), Criterion Capital Partners, Institutional ("Criterion Institutional"), Criterion Capital Partners, L.P. ("Criterion LP" and together with Criterion Limited and Criterion Institutional, "Criterion") and Capital Ventures International ("Heights Capital");

     WHEREAS, pursuant to the Stock and Warrant Purchase Agreement, dated November 8, 2001, as amended from time to time (the "Stock Purchase Agreement"), among the Company, GAP LP, GAP Coinvestment, GapStar, Cenwell, Campina and Vectis, the Company has (i) issued and sold to GAP LP, GAP Coinvestment, GapStar, Cenwell, Campina and Vectis, an aggregate of 2,162,582 shares of Series D Cumulative Redeemable Convertible Participating Series D Preferred Stock, par value $0.001 per share, of the Company, as amended from time to time (the "Series D Preferred Stock"), (ii) issued and delivered to GAP LP, GAP Coinvestment and GapStar an aggregate of 1,837,418 shares of Series D Preferred Stock in exchange for a certain amount of convertible subordinated notes of the Company and (iii) issued and sold to GAP LP, GAP Coinvestment and GapStar warrants to purchase shares of Common Stock (as hereinafter defined) (the "Warrants");

     WHEREAS, pursuant to the Convertible Note Purchase and Exchange Agreement, dated November 18, 2003 (the "Convertible Note Purchase and Exchange Agreement"), among the Company, GAP LP, GAP Coinvestment, GapStar, GAP-W, LLC, a Delaware limited liability company, GmbH Coinvestment, Campina, Cenwell, Great Affluent, Dragonfield and Lion Cosmos, as amended, (i) the Company has issued and sold to GAP LP, GAP Coinvestment, GapStar and GmbH Coinvestment convertible promissory notes (the "GA Notes") which are convertible into shares, par value $0.001 per share, of Series E Redeemable Convertible Preferred Stock of the Company (the "Series E Preferred Stock") and (ii) Campina, Cenwell, Great Affluent, Dragonfield and Lion Cosmos agreed upon the satisfaction of certain conditions to exchange their CK Sub Notes (as hereinafter defined) for shares of Series E Preferred Stock;

     WHEREAS, pursuant to the Convertible Note Purchase Agreement, dated January 16, 2004, among the Company, Permal, Zaxis Equity, Zaxis Institutional, Zaxis Offshore, Zaxis Partners and Passport Capital (the "January Convertible Note Agreement"), the Company has issued and sold to Permal, Zaxis Equity, Zaxis Institutional, Zaxis Offshore, Zaxis Partners and Passport Capital convertible promissory notes (the "January 2004 Notes") which are convertible into shares of Series E Preferred Stock;

     WHEREAS, pursuant to the Convertible Note Purchase Agreement, dated March 9, 2004, among the Company, Apex Capital, Crosslink, Sagamore, Criterion and Heights Capital (the "March Convertible Note Agreement" and, together with the January Convertible Note Agreement, the "Convertible Note Agreements"), the Company has issued and sold to Apex Capital, Crosslink, Sagamore, Criterion and Heights Capital convertible promissory notes in the principal amount of up to $18,500,000 (the "March

2004 Notes" and, collectively with the GA Notes and the January 2004 Notes, the "Notes") which are convertible into shares of Series E Preferred Stock; and

     WHEREAS, in order to induce (i) each of GAP LP, GAP Coinvestment, GapStar, GmbH Coinvestment, Apex Capital, Passport Capital, Crosslink, Sagamore, Criterion and Heights Capital to purchase the Notes and (ii) Campina, Cenwell, Great Affluent, Dragonfield and Lion Cosmos to exchange the CK Sub Notes for shares of Series E Preferred Stock, the Company has agreed to grant registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

          "Affiliate" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "Agreement" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

          "Amended and Restated Stockholders Agreement" shall mean the Amended and Restated Stockholders Agreement, dated the date hereof, among the Company, GAP LP, GAP Coinvestment, GapStar, GmbH Coinvestment and the Persons listed therein as "Coinvestors."

          "Apex Capital" has the meaning set forth in the preamble to this Agreement.

          "Apex Stockholders" means Apex Capital, Passport Capital, Crosslink, Sagamore, Criterion and Heights Capital and any Affiliate thereof that, after the date hereof, acquires Registrable Securities.

          "Approved Underwriter" has the meaning set forth in Section 3(f) of this Agreement.

          "Board of Directors" means the Board of Directors of the Company.

          "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

          "Campina" has the meaning set forth in the preamble to this Agreement.

          "Cenwell" has the meaning set forth in the preamble to this Agreement.

          "Coinvestor Stockholders" means Cenwell, Campina, Great Affluent, Dragonfield, Lion Cosmos and any Affiliate thereof that, after the date hereof, acquires Registrable Securities.

          "CK Sub Notes" means the 53/4% Convertible Subordinated Notes due April 1, 2005 issued by the Company in the principal face amount of thirty-two million seven hundred ninety-five thousand dollars ($32,795,000), pursuant to the Company's Indenture, dated March 31, 2000.

          "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

          "Common Stock" means the Common Stock, par value $0.001 per share, of the Company or any other capital stock of the Company into which such stock is reclassified or reconstituted and any other common stock of the Company.

          "Company" has the meaning set forth in the preamble to this Agreement.

          "Company Underwriter" has the meaning set forth in Section 4(a) of this Agreement.

          "Conversion" has the meaning set forth in the Convertible Note Agreements.

          "Conversion and Exchange" has the meaning set forth in the Convertible Note Purchase and Exchange Agreement.

          "Convertible Note Purchase and Exchange Agreement" has the meaning set forth in the recitals to this Agreement.

          "Convertible Note Agreements" has the meaning set forth in the recitals to this Agreement.

          "Criterion" has the meaning set forth in the preamble to this Agreement.

          "Crosslink" has the meaning set forth in the preamble to this Agreement.

          "Daily Trade Amount" means, (a) as to each of the General Atlantic Stockholders, the Coinvestor Stockholders, the Vectis Stockholders and the Apex Stockholders (other than Passport Capital, Crosslink, Sagamore, Criterion and Heights Capital), the greater of (i) with respect to any date a proposed sale pursuant to a Registration Statement is to be executed, 20% of the daily trading volume of the Common Stock on the Nasdaq National Market System on the date a proposed trade is to take place and (ii) 20% of the average daily trading volume of the Common Stock on the Nasdaq National Market for the five trading days immediately preceding such date, (b) as to Passport Capital, the greater of (i) 6.7% of the daily trading volume of the Common Stock on the Nasdaq National Market System on the date a proposed trade is to take place and (ii) 6.7% of the average daily trading volume of the Common Stock on the Nasdaq National Market for the five trading days immediately preceding such date, (c) as to Crosslink, the greater of (i) 8.9% of the daily trading volume of the Common Stock on the Nasdaq National Market System on the date a proposed trade is to take place and (ii) 8.9% of the average daily trading volume of the Common Stock on the Nasdaq National Market for the five trading days immediately preceding such date, (d) as to Sagamore, the greater of (i) 5.3% of the daily trading volume of the Common Stock on the Nasdaq National Market System on the date a proposed trade is to take place and (ii) 5.3% of the average daily trading volume of the Common Stock on the Nasdaq National Market for the five trading days immediately preceding such date, (e) as to Criterion, the greater of (i) 6.2% of the daily trading volume of the Common Stock on the Nasdaq National Market System on the date a proposed trade is to take place and (ii) 6.2% of the average daily trading volume of the Common Stock on the Nasdaq National Market for the five trading days immediately preceding such date and (f) as to Heights Capital, the greater of (i) 3.6% of the daily trading volume of the Common Stock on the Nasdaq National Market System on the date a proposed trade is to take place and (ii) 3.6% of the average daily trading volume of the Common Stock on the Nasdaq National Market for the five trading days immediately preceding such date; provided, however, that for the purpose of calculating the Daily Trade Amount, a block trade effected by a party outside the Nasdaq National Market System shall be disregarded for purposes of calculating the amount disposed of by the party and the daily trading volume. The Daily Trade Amount shall apply to each such stockholder severally and not jointly, shall not be aggregated among or between such stockholders, and such stockholders shall not be required hereby to coordinate their sales or dispositions of Common Stock.

          "Demand Registration" has the meaning set forth in Section 3(a) of this Agreement.

          "Designated Holder" means each of the General Atlantic Stockholders, the Coinvestor Stockholders, the Vectis Stockholders and the Apex Stockholders and any transferee of any of them to whom Registrable Securities have been transferred in accordance with Section 9(f) of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 (or any successor rule thereto).

          "Dragonfield" has the meaning set forth in the recitals to this Agreement.

          "Exchange" has the meaning set forth in the Convertible Note Purchase and Exchange Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

          "GA Notes" has the meaning set forth in the recitals to this Agreement.

          "GAP Coinvestment" has the meaning set forth in the preamble to this Agreement.

          "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited liability company and the general partner of GAP LP and the managing member of GapStar, and any successor to such entity.

          "GAP LP" has the meaning set forth in the preamble to this Agreement.

          "GapStar" has the meaning set forth in the preamble to this Agreement.

          "General Atlantic Stockholders" means GAP LP, GAP Coinvestment, GapStar, GmbH Coinvestment and any Affiliate of GAP LLC that, after the date hereof, acquires Registrable Securities.

          "GmbH Coinvestment" means GAPCO GmbH & Co. KG, a German limited partnership.

          "Great Affluent" has the meaning set forth in the recitals to this Agreement.

          "Heights Capital" has the meaning set forth in the preamble to this Agreement.

          "Holders' Counsel" has the meaning set forth in Section 6(a)(i) of this Agreement.

          "Incidental Registration" has the meaning set forth in Section 4(a) of this Agreement.

          "Indemnified Party" has the meaning set forth in Section 7(c) of this Agreement.

          "Indemnifying Party" has the meaning set forth in Section 7(c) of this Agreement.

          "Initiating Holders" has the meaning set forth in Section 3(a) of this Agreement.

          "Inspector" has the meaning set forth in Section 6(a)(vii) of this Agreement.

          "January Convertible Note Agreement" has the meaning set forth in the recitals to this Agreement.

          "January 2004 Notes" has the meaning set forth in the recitals to this Agreement.

          "Liability" has the meaning set forth in Section 7(a) of this Agreement.

          "Lion Cosmos" has the meaning set forth in the recitals to this Agreement.

          "March Convertible Note Agreement" has the meaning set forth in the recitals to this Agreement.

          "March 2004 Notes" has the meaning set forth in the recitals to this Agreement.

          "NASD" means the National Association of Securities Dealers, Inc.

          "Passport Capital" has the meaning set forth in the preamble to this Agreement.

          "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Public Offering" means any public offering of the shares of Common Stock of the Company pursuant to an effective Registration Statement filed under the Securities Act.

          "Records" has the meaning set forth in Section 6(a)(vii) of this Agreement.

          "Registrable Securities" means each of the following: (a) any and all shares of Common Stock issued or issuable upon conversion of shares of Series D Preferred Stock or exercise of the Warrants, and, subject to Stockholder Approval, any and all shares of Common Stock issued or issuable upon conversion of shares of Series E Preferred Stock, (b) if the Subsequent Closing does not occur by August 15, 2004, the shares of Common Stock issued upon conversion of the January 2004 Notes and the March 2004 Notes, (c) any other shares of Common Stock acquired or owned by any of the Designated Holders after the date hereof if such Designated Holder is an Affiliate of the Company and (d) any shares of Common Stock issued or issuable to any of the Designated Holders with respect to the Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any shares of Common Stock or voting common stock issuable upon conversion, exercise or exchange thereof.

          "Registration Expenses" has the meaning set forth in Section 6(d) of this Agreement.

          "Registration Statement" means a Registration Statement filed pursuant to the Securities Act.

          "Rights Offering" has the meaning set forth in the Convertible Note Purchase and Exchange Agreement.

          "Sagamore" has the meaning set forth in the preamble to this Agreement.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Series D Preferred Stock" has the meaning set forth in the recitals to this Agreement.

          "Series E Preferred Stock" has the meaning set forth in the recitals to this Agreement.

          "Stock Purchase Agreement" has the meaning set forth in the recitals to this Agreement.

          "Stockholder Approval" has the meaning set forth in the Convertible Note Purchase and Exchange Agreement.

          "Valid Business Reason" has the meaning set forth in Section 3(a) of this Agreement.

          "Vectis" has the meaning set forth in the preamble of this Agreement.

          "Vectis Stockholders" means Vectis and any Affiliate thereof that, after the date hereof, acquires Registrable Securities.

          "Warrants" has the meaning set forth in the recitals to this Agreement.

     2.  General; Securities Subject to this Agreement.

     (a) Grant of Rights. The Company hereby grants registration rights to the Designated Holders upon the terms and conditions set forth in this Agreement.

     (b) Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities, when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) (x) the entire amount of the Registrable Securities owned by a Designated Holder may be sold in a single sale, in the opinion of counsel satisfactory to the Company and such Designated Holder, each in their reasonable judgment, without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act and (y) such Designated Holder owning such Registrable Securities owns less than one percent (1%) of the outstanding shares of Common Stock on a fully diluted basis, or
(iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

     (c) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable

Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

     3.  Demand Registration.

     (a) Request for Demand Registration. At any time after the earliest of (i) the expiration or consummation of the exercise of the right of the General Atlantic Stockholders and the Coinvestor Stockholders (or their respective permitted transferees) to purchase those shares of Series E Preferred Stock offered in the Rights Offering but not acquired by holders of shares of the Company's Common Stock, (ii) the termination of the Rights Offering and the occurrence of the special meeting to seek Stockholder Approval and (iii) August 15, 2004, if the Conversion and Exchange and the Conversion have not occurred on or prior to such date, each of (A) the General Atlantic Stockholders, (B) the Coinvestor Stockholders, (C) Apex Capital, (D) Passport Capital, (E) Crosslink,
(F) Sagamore, (G) Criterion and (H) Heights Capital (the "Initiating Holders"), may each make a written request to the Company to register, and the Company shall register, under the Securities Act and on an appropriate registration statement form as reasonably determined by the Company and approved by the Initiating Holders (a "Demand Registration"), the number of Registrable Securities stated in such request; provided, however, that the Company shall not be obligated to effect more than one such Demand Registration for the General Atlantic Stockholders (subject to Section 3(e)(ii) below), more than one such Demand Registration for the Coinvestor Stockholders (subject to Section 3(e)(ii) below), more than one such Demand Registration for Apex Capital (subject to
Section 3(e)(ii) below), more than one such Demand Registration for Passport Capital (subject to Section 3(e)(ii) below), more than one such Demand Registration for Crosslink (subject to Section 3(e)(ii) below), more than one such Demand Registration for Sagamore (subject to Section 3(e)(ii) below), more than one such Demand Registration for Criterion (subject to Section 3(e)(ii) below) and more than one such Demand Registration for Heights Capital (subject to Section 3(e)(ii) below). If following receipt of a written request for a Demand Registration the Board of Directors, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (a "Valid Business Reason"), the Company may (x) postpone filing a Registration Statement relating to a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than ninety
(90) days, and (y) in case a Registration Statement has been filed relating to a Demand Registration, if the Valid Business Reason has not resulted from actions taken by the Company, the Company, upon the approval of a majority of the Board of Directors, such majority to include at least one Director appointed by the General Atlantic Stockholders, may cause such Registration Statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Registration Statement. The Company shall give written notice of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing under this Section 3(a) more than once in any twelve (12) month period. Each request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof.

     (b) Incidental or "Piggy-Back" Rights with Respect to a Demand Registration. Each of the Designated Holders (other than Initiating Holders which have requested a registration under Section 3(a)) may offer its or his Registrable Securities under any Demand Registration pursuant to this Section 3(b). Within five (5) days after the receipt of a request for a Demand Registration from an Initiating Holder, the Company shall (i) give written notice thereof to all of the Designated Holders (other than Initiating Holders which have requested a registration under Section 3(a)) and (ii) subject to
Section 3(e), include in such registration all of the Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within ten (10) days of the receipt by such Designated Holders of such written notice referred to in clause (i) above. Each such request by such Designated Holders shall specify the number of Registrable Securities proposed to be registered. The failure of any Designated Holder to respond within such 10 day period referred to in clause (ii) above shall be deemed to be a waiver of such Designated Holder's rights under this Section 3 with respect to such Demand Registration. Any Designated Holder may waive its rights under this Section 3 prior to the expiration of such 10-day period by giving written notice to the Company, with a copy to the Initiating Holders. If a Designated Holder sends the Company a written request for inclusion of part or all of such Designated Holder's Registrable Securities in a registration, such Designated Holder shall not be entitled to withdraw or revoke such request without the prior written consent of the Company in its sole discretion unless, as a result of facts or circumstances arising after the date on which such request was made relating to the Company or to market conditions, such Designated Holder reasonably determines that participation in such registration would have a material adverse effect on such Designated Holder.

     (c) Effective Demand Registration. The Company shall use all commercially reasonable efforts to cause any such Demand Registration to be filed not later than thirty (30) days after it receives a request under Section 3(a) hereof and to become and remain effective as soon as practicable thereafter but, in any event, not later than ninety (90) days (or, if the Company is eligible to effect such registration on Form S-3, sixty (60) days) after such filing. A registration shall not constitute a Demand Registration unless it has become effective and remains continuously effective until the earlier of the date (i) on which all Registrable Securities registered in the Demand Registration are sold and (ii) that is the second anniversary of the effectiveness of the Registration Statement relating to such Demand Registration; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated or
(y) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holder.

     (d) Expenses. The Company shall pay all Registration Expenses in connection with a Demand Registration, whether or not such Demand Registration becomes effective, except for an underwritten Demand Registration pursuant to
Section 3(e)(i)(y) below, as to which each participating Designated Holder shall bear its pro rata portion of expenses based on the number of shares of Common Stock registered pursuant thereto.

     (e) Underwriting Procedures.

          (i) If (x) any of the Initiating Holders so elects for itself or (y) with respect to any given trading day, a Designated Holder proposes to sell or dispose of more than the Daily Trade Amount and the Company's board of directors determines in good faith that it is necessary for an orderly distribution to be made pursuant to a firm commitment underwritten offering, then the Company shall use all commercially reasonable efforts to cause such Demand Registration to be in the form of, and such Designated Holder or Designated Holders shall be obligated to sell or dispose of its or their Registrable Securities pursuant to, a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with
     Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwritten offering, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to Section 3(b) hereof shall be included in such underwritten offering unless such Designated Holder accepts the terms of the offering as agreed upon by the Company, the Initiating Holders and the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering by the Initiating Holders. If the Approved Underwriter advises the Company in its reasonable opinion that the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that the Approved Underwriter believes may be sold without any such material adverse effect and shall reduce the amount of Registrable Securities to be included in such registration by removing from such registration securities owned, first by the Company and second by the Designated Holders (including the Initiating Holders) pro rata based on the number of Registrable Securities owned by each such Designated Holder.

          (ii) If an Initiating Holder makes a request for a Demand Registration and, pursuant to Section 3(e)(i) above, the Approved Underwriter advises the Company to reduce the aggregate amount of Registrable Securities requested to be included in such offering such that less than seventy-five percent (75%) of the Registrable Securities requested to be included by any Initiating Holder are ultimately included in and sold pursuant to such Demand Registration, the Initiating Holder shall have the right to require the Company to effect an additional Demand Registration; provided, however, that in no event shall the aggregate number of Demand Registrations to be effected by the Company for any one Initiating Holder exceed two (2).

     (f) Selection of Underwriters. If any Demand Registration of Registrable Securities is in the form of an underwritten offering, the Company shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); provided, however, that the Approved Underwriter shall, in any case, also be approved by the Initiating Holders.

     4.  Incidental or "Piggy-Back" Registration.

     (a) Request for Incidental Registration. If at any time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto) or for the account of any stockholder of the Company other than the Designated Holders, then the Company shall give written notice of such proposed filing to each of the Designated Holders at least twenty (20) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request (an "Incidental Registration"). The Company shall use all commercially reasonable efforts (within twenty (20) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the "Company Underwriter") to permit each of the Designated Holders who have requested in writing to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company or the account of such other stockholder, as the case may be, included therein. In connection with any Incidental Registration under this Section 4(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Company Underwriter, and then only in such quantity as the Company Underwriter believes will not jeopardize the success of the offering by the Company. If the Company Underwriter determines that the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included would materially adversely affect the success of such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, first, all of the securities to be offered for the account of the Company or on the account of the selling stockholder that caused the registration statement that has triggered the Incidental Registration to be filed, as the case may be; second, the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Section 4, pro rata based on the number of Registrable Securities owned by each such Designated Holder; and third, any other securities requested to be included in such offering.

     (b) Expenses. The Company shall bear all Registration Expenses in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective.

     5.  Holdback Agreements.

     (a) Restrictions on Public Sale by Designated Holders. To the extent (i) requested (A) by the Company or the Initiating Holders, as the case may be, in the case of a non-underwritten public offering and (B) by the Approved Underwriter or the Company Underwriter, as the case may be, in the case of an underwritten public offering and (ii) all of the Company's officers, directors and holders in excess of one percent (1%) of its outstanding capital stock execute agreements identical to those referred to in this Section 5(a), each Designated Holder agrees (x) not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, or offer to sell, contract to sell (including without limitation any short sale), grant any option to purchase or enter into any hedging or similar transaction with the same economic effect as a public sale any Registrable Securities and (y) not to make any request for a Demand Registration under this Agreement, during the ninety (90) day period or such shorter period, if any, mutually agreed upon by such Designated Holder and the requesting party beginning on the effective date of the Registration Statement (except as part of such registration) for such public offering. No Designated Holder of Registrable Securities subject to this Section 5(a) shall be released from any obligation under any agreement, arrangement or understanding entered into pursuant to this Section 5(a) unless all other Designated Holders of Registrable Securities subject to the same obligation are also released. All Designated Holders of Registrable Securities shall be automatically released from any obligations under any agreement, arrangement or understanding entered into pursuant to this Section 5(a) immediately upon the expiration of the 90 day period, and in any case, on the date that is two years from the date of this Agreement.

     (b) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto), during the period beginning on the effective date of any Registration Statement in which the Designated Holders of Registrable Securities are participating and ending on the earlier of (i) the date on which all Registrable Securities registered on such Registration Statement are sold and (ii) 120 days after the effective date of such Registration Statement (except as part of such registration).

     6.  Registration Procedures.

     (a) Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Section 3 or Section 4 of this Agreement, the Company shall use all commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

          (i) prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") with an adequate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Company's control, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all action required to prevent the entry of such stop order or to remove it if entered;

          (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of (x) 120 days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

          (iii) furnish to each seller of Registrable Securities, prior to filing a Registration Statement, at least one copy of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such Registration Statement (including each preliminary prospectus) and any prospectus filed under Rule 424 under the Securities Act as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (iv) register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

          (v) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (vi) enter into and perform customary agreements (including an underwriting agreement containing representations, warranties, covenants and indemnities for securities law matters and otherwise in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3 or Section 4, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in "road shows" and other information meetings organized by the Approved Underwriter or Company Underwriter;

          (vii) make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company's judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

          (viii) if such sale is pursuant to an underwritten offering, obtain a "cold comfort" letter dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the managing underwriter reasonably requests;

          (ix) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, if reasonably available, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions;

          (x) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (xi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;

          (xii) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

          (xiii) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

     (b) Seller Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish, and such seller shall furnish, to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

     (c) Notice to Discontinue. Each Designated Holder agrees that, not more than two times in any 12-month period, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(v), such Designated Holder shall, for a total period not longer than 90 days during each such 12-month period (inclusive of any delay pursuant to a Valid Business Reason under Section 3(a) or period during which the Designated Holder is unable to dispose of Registrable Securities under the Registration Statement pursuant to a notice by the Company under Section 6(a)(v) hereof), forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(v) and, if so directed by the Company, such

Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(v) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6(a)(v).

     (d) Registration Expenses. The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses and
(iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification) and any reasonable legal fees, charges and expenses incurred by one counsel for the General Atlantic Stockholders. All of the expenses described in the preceding sentence of this
Section 6(d) are referred to herein as "Registration Expenses." The Designated Holders of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any underwriter's discount or commission relating to registration and sale of such Designated Holders' Registrable Securities.

     7.  Indemnification; Contribution.

     (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Designated Holder, its partners, directors, officers, affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (each, a "Liability" and collectively, "Liabilities"), arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which such statements were made, except insofar as such Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus or final prospectus in reliance and in conformity with information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Section 7(b). The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

     (b) Indemnification by Designated Holders. In connection with any Registration Statement in which a Designated Holder is participating pursuant to
Section 3 or Section 4 hereof, each such Designated Holder shall promptly furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by such Designated Holder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Designated Holder necessary in order to make the statements therein not misleading. Each Designated Holder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, any underwriter retained by the Company and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use in such Registration Statement or prospectus, including, without limitation, the information furnished to the Company pursuant to this Section 7(b); provided, however, that the total amount to be indemnified by such Designated Holder pursuant to this Section 7(b) shall be limited to the net proceeds (after deducting the underwriters' discounts and commissions) received by such Designated Holder in the offering to which the Registration Statement or prospectus relates.

     (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or
(iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

     (d) Contribution. If the indemnification provided for in this Section 7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b) and 7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be contributed by such Designated Holder shall be limited to the net proceeds (after deducting the underwriters' discounts and commissions) received by such Designated Holder in the offering.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     8. Rule 144. The Company covenants that it shall (a) file any reports required to be filed by it under the Exchange Act and (b) take such further action as each Designated Holder may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time or (ii) any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of any Designated Holder, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

     9.  Miscellaneous.

     (a) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the shares of Common Stock, (ii) any and all shares of voting common stock of the Company into which the shares of Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall use all commercially reasonable efforts to cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.

     (b) No Inconsistent Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

     (c) Remedies. The Designated Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

     (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company and (ii) the General Atlantic Stockholders, Coinvestor Stockholders, Vectis Stockholders and Apex Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the General Atlantic Stockholders, Coinvestor Stockholders, Vectis Stockholders and Apex Stockholders; provided, however, that to the extent any amendment or waiver shall adversely affect any of such stockholders, such amendment or waiver shall require the prior written consent of each stockholder so adversely affected. Any such written consent shall be binding upon the Company and all of the Designated Holders.

     (e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

        (i) if to the Company:

        Critical Path, Inc.
        350 The Embarcadero
        San Francisco, CA 94105-1204
        Telecopy: (415) 541-2300
        Attention: Chief Financial Officer

        with a copy to:

        Pillsbury Winthrop LLP
        50 Fremont Street
        San Francisco, CA 94105
        Telecopy: (415) 983-1200
        Attention: Gregg F. Vignos, Esq.

        (ii) if to the General Atlantic Stockholders:

        c/o General Atlantic Service Company
        3 Pickwick Plaza
        Greenwich, CT 06830
        Telecopy: (203) 622-8818
        Attention: Matthew Nimetz
                   Thomas J. Murphy

        with a copy to:

        Paul, Weiss, Rifkind, Wharton & Garrison LLP
        1285 Avenue of the Americas
        New York, NY 10019-6064
        Telecopy: (212) 757-3990
        Attention: Douglas A. Cifu, Esq.

        (iii) if to Campina, Great Affluent, Dragonfield or Lion Cosmos:

        c/o 7th Floor
        Cheung Kong Center
        2 Queen's Road Central
        Hong Kong
        Telecopy: (852) 2845-2057
        Attention: Mr. Edmond Ip

        (iv) if to Cenwell:

        c/o 22nd Floor
        Hutchison House
        10 Harcourt Road
        Hong Kong
        Telecopy: (852) 2128-1778
        Attention: Company Secretary

        (v) if to Vectis:

        c/o Vectis Group, LLC
        117 Greenwich Street
        San Francisco, CA 94111
        Telecopy: 415-352-5310
        Attention: Matthew Hobart

        with a copy to:

        Kirkland & Ellis
        153 East 53rd Street
        New York, NY 10022-4675
        Telecopy: 212-446-4900
        Attention: Michael Movsovich, Esq.

        (vi) if to Apex Capital:

        Apex Capital, LLC
        25 Orinda Way, Suite 300
        Orinda, CA 94563
        Telecopy: (925) 253-1809
        Attention: Adam Fiore, General Counsel

        (vii) if to Passport Capital:

        Passport Capital, LLC
        One Sansome Street, 39th Floor
        San Francisco, CA 94104
        Telecopy: (415) 399-7608
        Attention: John Burbank, Managing Partner

        (viii) if to Crosslink:

        Crosslink Capital
        Two Embarcadero Center, Suite 2200
        San Francisco, CA 94111
        Telecopy: (415) 617-1801
        Attention: Jason Sanders

        (ix) if to Sagamore:

        Sagamore Hill Hub Fund, Ltd.
        c/o Sagamore Hill Capital Management
        10 Glenville Street, 3rd Floor
        Greenwich, CT 06831
        Telecopy: (203) 422-7214
        Attention: Legal Department

        (x) if to Criterion:

        Criterion Capital Management
        One Maritime Plaza, Suite 1460
        San Francisco, CA 94111
        Telecopy:
        Attention: R. Daniel Beckham

        (xi) if to Heights Capital:

        Capital Ventures International
        c/o Heights Capital Management, Inc.
        425 California Street, Suite 1100
        San Francisco, CA 94104
        Telecopy: (415) 403-6525
        Attention: Martin Kobinger

        (xii) if to any other Designated Holder, at its address as it appears on the record books of the Company.

     All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 9(e) designate another address or Person for receipt of notices hereunder.

     (f) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. The Demand Registration rights and related rights of the General Atlantic Stockholders, the Coinvestor Stockholders or the Apex Stockholders contained in Section 3 hereof shall be (i) with respect to any Registrable Security that is transferred to an Affiliate of a General Atlantic Stockholder, a Coinvestor Stockholder or an Apex Stockholder, automatically transferred to such Affiliate and (ii) with respect to any Registrable Security that is transferred in all cases to a non-Affiliate, transferred only with the consent of the Company which consent shall not be unreasonably withheld, conditioned or delayed. The incidental or "piggy-back" registration rights of the Designated Holders contained in Sections 3(b) and 4 hereof and the other rights of each of the Designated Holders with respect thereto shall be, with respect to any Registrable Security, automatically transferred to any Person who is the transferee of such Registrable Security so long as such transferee agrees to be bound by this Agreement. All of the obligations of the Company hereunder shall survive any such transfer. Except as provided in Section 7, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

     (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     (k) Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

     (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. Subject to
Section 9(o), upon the Subsequent Closing (as defined in the Convertible Note Purchase and Exchange Agreement and the Convertible Note Agreements), this Agreement shall supersede all prior agreements and understandings among the parties with respect to such subject matter.

     (m) Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

     (n) Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement including, but not limited to, the Stock Purchase Agreement, the Convertible Note Purchase and Exchange Agreement, the Convertible Note Agreements or the Amended and Restated Stockholders Agreement.

     (o) Effective Date and Termination.  Subject to the provisions of this
Section 9(o), this Agreement shall become effective immediately following the Subsequent Closing. If the Subsequent Closing does not occur and the obligation to consummate the Conversion and the Exchange and the Conversion has been terminated pursuant to Article IX of the Convertible Note Purchase and Exchange Agreement or Article IX of the Convertible Note Agreements, then this Agreement shall become effective as of the date of such termination; provided, however, that Registrable Securities shall not include any shares of Common Stock issued or issuable upon conversion of the Series E Preferred Stock.

             [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amended and Restated Registration Rights Agreement on the date first written above.

                                          CRITICAL PATH, INC.

                                          By: /s/ WILLIAM E. MCGLASHAN
                                            ------------------------------------
                                              Name: William E. McGlashan
                                              Title:  Chairman, Chief Executive
                                              Officer

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                                          GENERAL ATLANTIC PARTNERS 74, L.P.

                                          By: General Atlantic Partners, LLC,
                                              its General Partner

                                          By:     /s/ STEVEN A. DENNING
                                            ------------------------------------
                                              Name: Steven A. Denning
                                              Title:  A Managing Member

                                          GAP COINVESTMENT PARTNERS II, L.P.

                                          By:     /s/ STEVEN A. DENNING
                                            ------------------------------------
                                              Name: Steven A. Denning
                                              Title:  A General Partner

                                          GAPSTAR, LLC

                                          By: General Atlantic Partners, LLC,
                                              its Managing Member

                                          By:     /s/ STEVEN A. DENNING
                                            ------------------------------------
                                              Name: Steven A. Denning
                                              Title:  A Managing Member

                                          GAPCO GMBH & CO. KG

                                          By: Gapco Management Gmbh,
                                              its General Partner

                                          By:     /s/ STEVEN A. DENNING
                                            ------------------------------------
                                              Name: Steven A. Denning
                                              Title:  A Managing Director

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                                          VECTIS CP HOLDINGS, LLC,
                                          a Delaware limited liability company

                                          By: Vectis Group, LLC
                                              its Managing Member

                                          By:     /s/ MATTHEW T. HOBART
                                            ------------------------------------
                                              Name: Matthew T. Hobart
                                              Title:  Managing Director

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                                          CENWELL LIMITED

                                          By:    /s/ IP TAK CHUEN, EDMOND
                                              ----------------------------------
                                              Name: Ip Tak Chuen, Edmond
                                              Title:  Authorised Person

                                          CAMPINA ENTERPRISES LIMITED

                                          By:   /s/ IP TAK CHUEN, EDMOND
                                            ------------------------------------
                                              Name: Ip Tak Chuen, Edmond
                                              Title:  Director

                                          GREAT AFFLUENT LIMITED

                                          By:   /s/ IP TAK CHUEN, EDMOND
                                            ------------------------------------
                                              Name: Ip Tak Chuen, Edmond
                                              Title:  Director

                                          DRAGONFIELD LIMITED

                                          By:    /s/ PAUL YEE WAN, EZRA
                                            ------------------------------------
                                              Name: Paul Yee Wan, Ezra
                                              Title:  Authorised Person

                                          LION COSMOS LIMITED

                                          By:    /s/ PAUL YEE WAN, EZRA
                                            ------------------------------------
                                              Name: Paul Yee Wan, Ezra
                                              Title:  Director

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                                          PERMAL U.S. OPPORTUNITIES LIMITED

                                          By: Apex Capital, LLC,
                                            its Authorized Investment Advisor

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                              Title:  Manager and Principal

                                          ZAXIS PARTNERS, L.P.

                                          By: Apex Capital, LLC,
                                            its General Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                              Title:  Manager and Principal

                                          ZAXIS EQUITY NEUTRAL, L.P.

                                          By: Apex Capital, LLC,
                                            its General Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                              Title:  Manager and Principal

                                          ZAXIS OFFSHORE LIMITED

                                          By: Apex Capital, LLC,
                                            its Authorized Investment Advisor

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                              Title:  Manager and Principal

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                                          ZAXIS INSTITUTIONAL PARTNERS, L.P.

                                          By: Apex Capital, LLC,
                                          its General Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                              Title:  Manager and Principal

                                          GUGGENHEIM PORTFOLIO COMPANY XIII

                                          By: Apex Capital, LLC,
                                            its Authorized Investment Advisor

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                              Title:  Manager and Principal

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                                          PASSPORT MASTER FUND, LP

                                          By:        /s/ JOHN BURBANK
                                              ----------------------------------
                                              Name: John Burbank
                                              Title:  Managing Partner

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                                          CROSSLINK CROSSOVER FUND IV, L.P.

                                          By: Crossover Fund IV Management,
                                              L.L.C.,
                                              its General Partner

                                          By:     /s/ MICHAEL J. STARK
                                            ------------------------------------
                                              Name: Michael J. Stark
                                              Title:  Managing Member

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                                          SAGAMORE HILL HUB FUND, LTD.

                                          By: Sagamore Hill Capital Management
                                              L.P.,
                                              Investment Manager

                                          By:      /s/ STEVEN H. BLOOM
                                            ------------------------------------
                                              Name: Steven H. Bloom
                                              Title:  President

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                                          CAPITAL VENTURES INTERNATIONAL

                                          By: Heights Capital Management, Inc.,
                                              an authorized signatory

                                          By:      /s/ MARTIN KOBINGER
                                            ------------------------------------
                                              Name: Martin Kobinger
                                              Title:  Investment Manager

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                                                                      APPENDIX G

                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                     AMONG

                              CRITICAL PATH, INC.,

                      GENERAL ATLANTIC PARTNERS 74, L.P.,

                      GAP COINVESTMENT PARTNERS II, L.P.,

                                 GAPSTAR, LLC,

                                  GAP-W, LLC,

                              GAPCO GMBH & CO. KG,

                          CAMPINA ENTERPRISES LIMITED,

                                CENWELL LIMITED,

                            GREAT AFFLUENT LIMITED,

                              DRAGONFIELD LIMITED,

                              LION COSMOS LIMITED

                                      AND

                            VECTIS CP HOLDINGS, LLC
                          ----------------------------

                            DATED: NOVEMBER 26, 2003

                          ----------------------------

                               TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----
 1.  Definitions.................................................    1
 2.  Future Issuance of Shares; Preemptive Rights................    4
     2.1   Offering Notice.......................................    4
     2.2   Preemptive Rights; Exercise...........................    5
     2.3   Closing...............................................    5
     2.4   Sale to Subject Purchaser.............................    6
 3.  Corporate Governance........................................    6
     3.1   Board of Directors; Number and Composition............    6
     3.2   Reimbursement of Expenses; D&O Insurance..............    6
     3.3   Meetings of the Board of Directors....................    6
     3.4   Annual Budget.........................................    6
 4.  Standstill; Nasdaq Matters..................................    7
     4.1   Standstill............................................    7
     4.2   Nasdaq Matters........................................    8
 5.  Miscellaneous...............................................    8
     5.1   Notices...............................................    8
     5.2   Successors and Assigns; Third Party Beneficiary.......    9
     5.3   Amendment and Waiver..................................    9
     5.4   Counterparts..........................................   10
     5.5   Specific Performance..................................   10
     5.6   Headings..............................................   10
     5.7   Governing Law.........................................   10
     5.8   Severability..........................................   10
     5.9   Rules of Construction.................................   10
     5.10  Entire Agreement......................................   10
     5.11  Term of Agreement.....................................   10
     5.12  Further Assurances....................................   10

EXHIBITS
     A    Articles of Incorporation
     B     By-laws

                                    SCHEDULE

                                  COINVESTORS

Vectis CP Holdings, LLC

Campina Enterprises Limited

Cenwell Limited

Great Affluent Limited

Dragonfield Limited

Lion Cosmos Limited

                              AMENDED AND RESTATED

                             STOCKHOLDERS AGREEMENT

     AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Agreement"), dated November 26, 2003, among Critical Path, Inc., a California corporation (the "Company"), General Atlantic Partners 74, L.P., a Delaware limited partnership ("GAP LP"), GAP Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP Coinvestment"), GapStar, LLC, a Delaware limited liability company ("GapStar"), GAP-W, LLC, a Delaware limited liability company ("GAP-W"), GAPCO GmbH & Co. KG, a German limited partnership ("GmbH Coinvestment"), and the Persons listed on the Schedule hereto (the "Coinvestors").

     WHEREAS, pursuant to the Stock and Warrant Purchase and Exchange Agreement, dated November 8, 2001, as amended from time to time (the "Stock Purchase Agreement"), among the Company, GAP LP, GAP Coinvestment, GapStar and the Coinvestors, the Company has (i) issued and sold to GAP LP, GAP Coinvestment, GapStar and the Coinvestors an aggregate of 708,037 shares of Series D Cumulative Redeemable Convertible Participating Preferred Stock, par value $0.001 per share, of the Company, as amended from time to time (the "Series D Preferred Stock"), (ii) issued and delivered to GAP LP, GAP Coinvestment and GapStar an aggregate of 1,837,418 shares of Series D Preferred Stock in exchange for a certain amount of convertible subordinated notes of the Company and (iii) issued and sold to GAP LP, GAP Coinvestment and GapStar warrants (the "Warrants") to purchase shares of Common Stock; and

     WHEREAS, pursuant to the Convertible Note Purchase and Exchange Agreement, dated November 18, 2003 (the "Convertible Note Purchase and Exchange Agreement"), among the Company, GAP LP, GAP Coinvestment, GapStar, GAP-W, GAPCO GmbH Coinvestment, Campina Enterprises Limited ("Campina Enterprises Limited"), Cenwell Limited ("Cenwell Limited"), Great Affluent Limited ("Great Affluent Limited"), Dragonfield Limited ("Dragonfield Limited") and Lion Cosmos Limited ("Lion Cosmos Limited"), (i) the Company has issued and sold to GAP LP, GAP Coinvestment, GapStar, GAP-W and GAPCO GmbH Coinvestment convertible promissory notes in the principal amount of $10,000,000 (the "Notes"), which are convertible into shares, par value $0.001 per share, of Series E Convertible Preferred Stock of the Company (the "Series E Preferred Stock") and (ii) Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited agreed upon the satisfaction of certain conditions to exchange their CK Sub Notes (as hereinafter defined) for shares of Series E Preferred Stock; and

     WHEREAS, the parties hereto wish to provide for, among other things, preemptive rights, corporate governance rights and standstill obligations and certain other rights under certain conditions.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

          "Affiliate" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "Agreement" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

          "Board of Directors" means the Board of Directors of the Company.

          "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York or the State of California are authorized or required by law or executive order to close.

          "Campina Enterprises Limited" has the meaning set forth in the recitals of this Agreement.

          "Cenwell Limited" has the meaning set forth in the recitals of this Agreement.

          "Charter Documents" means the Articles of Incorporation and the By-laws of the Company as in effect on the date hereof after giving effect to the filing of the Amended and Restated Certificate of Determination with respect to the Series D Preferred Stock and the Certificate of Determination with respect to the Series E Preferred Stock with the Secretary of State of the State of California, copies of which are attached hereto as Exhibit A and Exhibit B, respectively.

          "CK Sub Notes" means the 5 3/4% Convertible Subordinated Notes, due April 1, 2005, issued by the Company in the principal face amount of $32,795,000 pursuant to the Company's Indenture, dated March 31, 2000, and standing in the name of Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited or Lion Cosmos Limited on the books of the Company.

          "Coinvestor Stockholders" means the Coinvestors and any Affiliate of a Coinvestor that, after the date hereof, acquires Shares, and the term "Coinvestor Stockholder" shall mean any such person.

          "Coinvestors" has the meaning set forth in the preamble to this Agreement.

          "Coinvestors Sub-group" has the meaning set forth in Section 4.1(c) of this Agreement.

          "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

          "Common Stock" means the Common Stock, par value $.001 per share, of the Company and any other capital stock of the Company into which such stock is reclassified or reconstituted and any other common stock of the Company.

          "Common Stock Equivalents" means any security or obligation which is by its terms convertible, exchangeable or exercisable into or for shares of Common Stock, including, without limitation the Series D Preferred Stock, Series E Preferred Stock and any option, warrant or other subscription or purchase right with respect to Common Stock or any Common Stock Equivalent.

          "Company" has the meaning set forth in the preamble to this Agreement.

          "Contingent Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, guaranty, letter of credit or other obligation, contractual or otherwise (the "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge or any such primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

          "Convertible Note Purchase and Exchange Agreement" has the meaning set forth in the recitals to this Agreement.

          "Dragonfield Limited" has the meaning set forth in the recitals of this Agreement.

          "Escrow Agreement" has the meaning set forth in the recitals to this Agreement.

          "Excess New Securities" has the meaning set forth in Section 2.2(a) of this Agreement.

          "Exchange" has the meaning set forth in the Convertible Note Purchase and Exchange Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

          "Exempt Issuances" has the meaning set forth in Section 2.1 of this Agreement.

          "GAP Coinvestment" has the meaning set forth in the preamble to this Agreement.

          "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited liability company and the general partner of GAP LP and the managing member of GapStar, and any successor to such entity.

          "GAP LP" has the meaning set forth in the preamble to this Agreement.

          "GAP-W" has the meaning set forth in the preamble to this Agreement.

          "GapStar" has the meaning set forth in the preamble to this Agreement.

          "General Atlantic Director" has the meaning set forth in Section 3.2(a) of this Agreement.

          "General Atlantic Stockholders" means GAP LP, GAP Coinvestment, GapStar, GAP-W, GmbH Coinvestment and any Affiliate of GAP LLC that, after the date hereof, acquires Shares, and the term "General Atlantic Stockholder" shall mean any such Person.

          "GmbH Coinvestment" has the meaning set forth in the preamble to this Agreement.

          "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Great Affluent Limited" has the meaning set forth in the recitals of this Agreement.

          "Indebtedness" means, as to any Person, (a) all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (c) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person under leases which have been or should be, in accordance with United States generally accepted accounting principles in effect from time to time, recorded as capital leases, (f) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (e)) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person and (g) any Contingent Obligation of such Person.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences).

          "Lion Cosmos Limited" has the meaning set forth in the recitals of this Agreement.

          "Nasdaq" means The Nasdaq Stock Market, Inc.

          "New Issuance Notice" has the meaning set forth in Section 2.1 of this Agreement.

          "New Securities" has the meaning set forth in Section 2.1 of this Agreement.

          "Notes" has the meaning set forth in the recitals to this Agreement.

          "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Preemptive Rightholder(s)" has the meaning set forth in Section 2.1 of this Agreement.

          "Proportionate Percentage" has the meaning set forth in Section 2.2(a) of this Agreement.

          "Proposed Price" has the meaning set forth in Section 2.1 of this Agreement.

          "Requirement of Law" means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other governmental authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Series D Preferred Stock" has the meaning set forth in the recitals to this Agreement.

          "Series E Preferred Stock" has the meaning set forth in the recitals to this Agreement.

          "Shares" means, with respect to each Stockholder, all shares, whether now owned or hereafter acquired, of Common Stock, Series D Preferred Stock and Series E Preferred Stock, and any other Common Stock Equivalents owned thereby; provided, however, for the purposes of any computation of the number of Shares pursuant to Sections 2.2 and 5.3, all outstanding Common Stock Equivalents shall be deemed converted, exercised or exchanged as applicable and the shares of Common Stock issuable upon such conversion, exercise or exchange shall be deemed outstanding, whether or not such conversion, exercise or exchange has actually been effected.

          "Standstill Ceiling" has the meaning set forth in Section 4.1(a) of this Agreement.

          "Standstill Expiration Date" means November 8, 2008.

          "Stock Option Plans" means the Company's stock option plans and employee purchase plans pursuant to which shares of restricted stock and options to purchase shares of Common Stock are reserved and available for grant to officers, directors, employees and consultants of the Company.

          "Stock Purchase Agreement" has the meaning set forth in the recitals to this Agreement.

          "Stockholder Approval" has the meaning set forth in the Convertible Note Purchase and Exchange Agreement.

          "Stockholders" means the General Atlantic Stockholders and the Coinvestor Stockholders.

          "Stockholders Meeting" has the meaning set forth in Section 4.2 of this Agreement.

          "Subject Purchaser" has the meaning set forth in Section 2.1 of this Agreement.

          "Vectis Stockholders" has the meaning set forth in Section 4.1(c) of this Agreement.

          "Warrants" has the meaning set forth in the recitals to this Agreement.

          "Written Consent" has the meaning set forth in Section 4.2 of this Agreement.

     2.  Future Issuance of Shares; Preemptive Rights.

     2.1 Offering Notice. Except for (a) options to purchase Series E Preferred Stock or Common Stock or restricted stock which may be issued pursuant to the Stock Option Plans, (b) a subdivision of the outstanding shares of Common Stock into a larger number of shares of Common Stock, (c) capital stock issued upon exercise, conversion or exchange of any Common Stock Equivalent either (x) previously issued or (y) issued in accordance with the terms of this Agreement or the Convertible Note Purchase and Exchange Agreement, (d) capital stock of the Company issued in consideration of an acquisition, approved by the Board of Directors, by the Company of another Person, (e) shares of Common Stock issued as a dividend on the Series D Preferred Stock or Series E Preferred Stock, (f) shares of Common Stock or Common Stock Equivalents issued in strategic transactions (which may not be private equity or venture capital financing transactions) approved by the Board of Directors to Persons that are not principally engaged in financial investing and (g) up to 10,000,000 shares of Series E Preferred Stock which may be issued pursuant to Section 2.7 of the Convertible Note Purchase and Exchange Agreement ((a)-(g) being referred to collectively as "Exempt Issuances"), if the Company wishes to issue any capital stock or any other securities convertible into or exchangeable for capital stock of the Company pursuant to a private placement exempt from registration under the Securities Act, other than any such private placement that is made solely to Qualified Institutional Buyers (as defined in the Securities Act) in reliance on Rule 144A promulgated under the Securities Act (collectively, "New Securities") to any Person (the "Subject Purchaser"), then the Company shall offer such New Securities first to each of the General Atlantic Stockholders and the Coinvestor Stockholders (each, a "Preemptive Rightholder" and collectively, the "Preemptive Rightholders") by sending written notice (the "New Issuance Notice") to the Preemptive Rightholders, which New Issuance Notice shall state (x) the number of New Securities proposed to be issued and (y) the proposed purchase price per security of the New Securities (the "Proposed Price"). Upon delivery of the New Issuance Notice, such offer shall be irrevocable unless and until the rights provided for in Section 2.2 shall have been waived or shall have expired.

     2.2  Preemptive Rights; Exercise.

     (a) For a period of twenty (20) days after the giving of the New Issuance Notice pursuant to Section 2.1, each of the Preemptive Rightholders shall have the right to purchase its Proportionate Percentage (as hereinafter defined) of the New Securities at a purchase price equal to the Proposed Price and upon the same terms and conditions set forth in the New Issuance Notice. Each Preemptive Rightholder shall have the right to purchase that percentage of the New Securities determined by dividing (x) the total number of Shares then owned by such Preemptive Rightholder by (y) the total number of Shares owned by all of the Preemptive Rightholders (the "Proportionate Percentage"). If any Preemptive Rightholder does not fully subscribe for the number or amount of New Securities that it or he is entitled to purchase pursuant to the preceding sentence, then each Preemptive Rightholder which elected to purchase New Securities shall have the right for a five (5) day period to purchase that percentage of the remaining New Securities not so subscribed for (for the purposes of this Section 2.2(a), the "Excess New Securities") determined by dividing (x) the total number of Shares then owned by such fully participating Preemptive Rightholder by (y) the total number of Shares then owned by all fully participating Preemptive Rightholders who elected to purchase Excess New Securities. Each of the Stockholders may transfer all or any portion of its rights to purchase New Securities under this Section 2 to any of its Affiliates.

     (b) The right of each Preemptive Rightholder to purchase the New Securities or Excess New Securities, as the case may be, under subsection (a) above shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 20-day period referred to in subsection (a) above with respect to New Securities or prior to the expiration of the 5-day period referred to in subsection (a) above with respect to Excess New Securities, to the Company, which notice shall state the amount of New Securities that such Preemptive Rightholder elects to purchase pursuant to Section 2.2(a). The failure of a Preemptive Rightholder to respond within such 20-day or 5-day period shall be deemed to be a waiver of such Preemptive Rightholder's rights under Section 2.2(a), provided that each Preemptive Rightholder may waive its rights under Section 2.2(a) prior to the expiration of such 20-day or 5-day period by giving written notice to the Company.

     2.3 Closing. The closing of the purchase of New Securities or Excess New Securities subscribed for by the Preemptive Rightholders under Section 2.2 shall be held at the executive office of the Company at 11:00 a.m., local time, on (a) the 30th day after the giving of the New Issuance Notice pursuant to

Section 2.1, if the Preemptive Rightholders elect to purchase all of the New Securities under Section 2.2, (b) the date of the closing of the sale to the Subject Purchaser made pursuant to Section 2.4 if the Preemptive Rightholders elect to purchase some, but not all, of the New Securities under Section 2.2 or
(c) at such other time and place as the parties to the transaction may agree. At such closing, the Company shall deliver certificates representing the New Securities, and such New Securities shall be issued free and clear of all Liens (other than those attributable to actions by the purchasers thereof) and the Company shall so represent and warrant, and further represent and warrant (in addition to other customary representations and warranties) that such New Securities shall be, upon issuance thereof to the Preemptive Rightholders and after payment therefor, duly authorized, validly issued, fully paid and non-assessable. Each Preemptive Rightholder purchasing the New Securities shall deliver at the closing payment in full in immediately available funds for the New Securities purchased by him or it. At such closing all of the parties to the transaction shall execute such additional documents as are customary for transactions of this type.

     2.4 Sale to Subject Purchaser. The Company may sell to the Subject Purchaser all of the New Securities not purchased by the Preemptive Rightholders pursuant to Section 2.2 on terms and conditions that are no more favorable to the Subject Purchaser than those set forth in the New Issuance Notice; provided, however, that such sale is bona fide and made pursuant to a contract entered into within ninety (90) days following the earlier to occur of (i) the waiver by the Preemptive Rightholders of their option to purchase New Securities or Excess New Securities pursuant to Section 2.2, or (ii) the expiration of the 20-day or 5-day period referred to in Section 2.2. If such sale is not consummated within such 90-day period for any reason, then the restrictions provided for herein shall again become effective, and no issuance and sale of New Securities may be made thereafter by the Company without again offering the same in accordance with this Section 2. The closing of any issuance and sale pursuant to this
Section 2.4 shall be held at a time and place as the parties to the transaction may agree within such 90-day period.

     3.  Corporate Governance.

     3.1  Board of Directors; Number and Composition.

     (a) The Company shall take all actions reasonably necessary to cause the nomination to the Board of Directors of one (1) individual designated by the General Atlantic Stockholders but only if the General Atlantic Stockholders are not entitled to elect one director of the Company by virtue of their rights as the holders of a majority of the shares of Series D Preferred Stock (the "General Atlantic Director").

     (b) If so requested by the Coinvestor Sub-group, the Company shall cause the nomination to the Board of Directors of one (1) individual designated by the Coinvestor Sub-group but only if the Coinvestor Sub-group is not entitled to elect one director of the Company by virtue of their rights as the holders of a majority of the shares of Series E Preferred Stock (the "Sub-group Director").

     3.2 Reimbursement of Expenses; D&O Insurance. The Company shall reimburse the General Atlantic Director for all reasonable travel and accommodation expenses incurred by him in connection with the performance of his duties as director of the Company upon presentation of appropriate documentation therefor. The Company shall use reasonable commercial efforts to maintain a directors' liability insurance policy that is reasonably acceptable to the Board of Directors.

     3.3 Meetings of the Board of Directors. The Company agrees to take such actions as are necessary to cause the Board of Directors to meet in person or telephonically not less frequently than once during each calendar month.

     3.4 Annual Budget. Not less than thirty (30) days prior to the end of each fiscal year, the Company shall prepare and submit to the Board of Directors for its approval an annual operating budget of the Company for the next succeeding fiscal year in reasonable detail.

     3.5 Coinvestor Sub-group Rights. Notwithstanding anything to the contrary set forth in the Charter Documents, so long as the Coinvestor Sub-group owns at least 7,000,000 shares of Series E Preferred Stock (subject to anti-dilution adjustment for stock splits of, combinations of and capital reorganizations with respect to the Series E Preferred Stock) the consent and approval of the Coinvestor Sub-group, voting separately as a class, shall be a prerequisite to:

          (a) any action that would result in a deemed dividend to the shares of Series E Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended; or

          (b) the issuance, incurrence, assumption or guarantee by the Corporation or any Subsidiary of the Corporation of any funded Indebtedness (excluding capital leases incurred in the ordinary course of business but including the incurrence of any debt in connection with any borrowing arrangements with Silicon Valley Bank, provided that, with respect to the incurrence of any debt in connection with any borrowing arrangements with Silicon Valley Bank, if the members of the Coinvestor Sub-group do not respond to a written request for consent by the Company within two Business Days of receiving such request, such members shall be deemed to have consented).

     4.  Standstill; Nasdaq Matters.

     4.1 Standstill. Without the approval or written consent of the Board of Directors, none of the General Atlantic Stockholders or any of their Affiliates, and none of the Coinvestor Stockholders or any of their respective Affiliates shall, severally and not jointly, at any time prior to the Standstill Expiration
Date:

          (a) purchase or otherwise acquire, or propose or offer to purchase or acquire, any shares of the Company's capital stock, whether by tender offer, market purchase, privately negotiated purchase, merger or otherwise, any shares of the Company's capital stock or any Common Stock Equivalents in excess of the number of shares of the Company's capital stock and Common Stock Equivalents purchased pursuant to the Stock Purchase Agreement (subject to adjustments and issuances of additional Common Stock Equivalents pursuant to the Amended and Restated Certificate of Determination with respect to the Series D Preferred Stock) and the Convertible Note Purchase and Exchange Agreement (subject to adjustments and issuances of additional Common Stock Equivalents pursuant to the Certificate of Determination with respect to the Series E Stock) with respect to each such Stockholder and its Affiliates considered severally and not jointly with any other Stockholder and its Affiliates (the "Standstill Ceiling"); provided, however, that in no event shall any such Stockholder acquire any Shares in a transaction in such an amount that when aggregated with the shares of the Company's capital stock already owned by such Stockholder, the acquisition of such shares of the Company's capital stock would require stockholder approval under applicable Nasdaq rules and policies; and provided, further, that the dividends that accrue on the shares of Series D Preferred Stock and Series E Preferred Stock pursuant to the terms thereof shall be excluded for purposes of calculating whether or not a Stockholder and its Affiliates have exceeded the Standstill Ceiling;

          (b) except as specified in this Agreement, make, or in any way participate, directly or indirectly, in any "solicitation" of "proxy" (as such terms are defined or used in Regulation 14A of the Exchange Act) to vote, or seek to advise or influence any Person with respect to the voting of, any shares of the Company's capital stock, or become a "participant" in any "election contest" (as such terms are used or defined in Regulation 14A of the Exchange Act) relating to the election of directors of the Company; provided, however, that none of the General Atlantic Stockholders, the Coinvestor Stockholders or any of their respective Affiliates shall be deemed to have engaged in a "solicitation" or to have become a "participant" by reason of the membership of designees of the General Atlantic Stockholders, the Coinvestor Stockholders or any of their respective Affiliates on the Board of Directors;

          (c) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) or otherwise act in concert with any Person for the purpose of acquiring, holding, voting or disposing of any shares of the Company's capital stock; provided, however, that (i) the General Atlantic Stockholders may act as a group for the purpose of acquiring, holding, voting or disposing of any shares of the Company's capital stock, (ii) Vectis CP Holdings, LLC and any

     Affiliate thereof that acquires shares of the Company's capital stock (the "Vectis Stockholders") may act as a group for the purpose of acquiring, holding, voting or disposing of any shares of the Company's capital stock,
     (iii) Cenwell Limited, Campina Enterprises Limited, Great Affluent Limited, Dragonfield Limited, or Lion Cosmos Limited or any Affiliate thereof that acquires shares of the Company's capital stock (the "Coinvestor Sub-group") may act as a group for the purpose of acquiring, holding, voting or disposing of any shares of the Company's capital stock; and provided further, that, for the avoidance of doubt, the General Atlantic Stockholders, the Vectis Stockholders and the Coinvestor Sub-group may not together act as a group for the purpose of acquiring, holding, voting or disposing of any shares of the Company's capital stock; or

          (d) request the Company (or its directors, officers, employees or agents), to take any action which would reasonably be expected to require pursuant to law the Company to make a public announcement or proposal or offer with respect to (i) any form of business combination or transaction involving the Company including, without limitation, a merger, consolidation, tender or exchange offer, sale or purchase of assets, or dissolution or liquidation of the Company or (ii) instigate, encourage or assist any Person to do any of the foregoing.

     4.2 Nasdaq Matters. The Company shall use all commercially reasonable efforts to maintain the quotation and listing on Nasdaq of all of the shares of Common Stock issuable upon conversion of the Series D Preferred Stock and Series E Preferred Stock and all of the shares of Common Stock issuable upon exercise of the Warrants.

     5.  Miscellaneous.

     5.1 Notices. All notices, demands or other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, courier service or personal delivery:

          (a) if to the Company:

              Critical Path, Inc.
              532 Folsom Street
              San Francisco, CA 94105
              Telecopy: (415) 808-8898
              Attention: Chief Financial Officer

              with a copy to, which shall not constitute notice:

              Pillsbury Winthrop LLP
              50 Fremont Street
              San Francisco, CA 94105
              Telecopy: (415) 983-1200
              Attention: Gregg F. Vignos, Esq.

          (b) if to any of the General Atlantic Stockholders:

              c/o General Atlantic Service Corporation
              3 Pickwick Plaza
              Greenwich, CT 06830
              Telecopy: (203) 622-8818
              Attention: Matthew Nimetz
                         Thomas J. Murphy

           with a copy to, which shall not constitute notice:

           Paul, Weiss, Rifkind, Wharton & Garrison LLP
           1285 Avenue of the Americas
           New York, NY 10019-6064
           Telecopy: (212) 757-3990
           Attention: Douglas A. Cifu, Esq.

          (c) if to the Coinvestor Stockholders:

          (i) if to Vectis CP Holdings, LLC:

              c/o Vectis Group, LLC
              117 Greenwich Street
              San Francisco, CA 94111
              Telecopy: (415) 352-5310
              Attention: Matthew Hobart

              with a copy to, which shall not constitute notice:

              Kirkland & Ellis
              153 East 53rd Street
              New York, NY 10022-4675
              Telecopy: (212) 446-4900
              Attention: Michael Movsovich, Esq.

          (ii) if to Campina Enterprises Limited, Great Affluent Limited, Dragonfield Limited or Lion Cosmos Limited:

               c/o 7th Floor
               Cheung Kong Center
               2 Queen's Road Central
               Hong Kong
               Telecopy: (852) 2845-2057
               Attention: Mr. Edmond Ip

          (iii) if to Cenwell Limited:

                c/o 22nd Floor
                Hutchison House
                10 Harcourt Road
                Hong Kong
                Telecopy: (852) 2128-1778
                Attention: Company Secretary

     All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 5.1 designate another address or Person for receipt of notices hereunder.

     5.2 Successors and Assigns; Third Party Beneficiary. This Agreement shall inure to the benefit of and be binding upon successors and permitted assigns of the parties hereto. No person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

     5.3  Amendment and Waiver.

     (a) No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

     (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by (i) the Company, (ii) the General Atlantic Stockholders and (iii) the Coinvestor Stockholders holding a majority of the voting power of the Shares held by the Coinvestor Stockholders; provided, however, that to the extent that any such amendment or waiver adversely affects any of the Stockholders, such amendment or waiver shall require the prior written consent of each Stockholder so adversely affected; provided further, that any Stockholder may waive in writing any right that inures to such Stockholder. Any such amendment, supplement, modification, waiver or consent shall be binding upon the Company and all of the Stockholders.

     5.4 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     5.5 Specific Performance. The parties hereto intend that each of the parties have the right to seek damages or specific performance in the event that any other party hereto fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

     5.6 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     5.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regard to the principles of conflicts of law thereof.

     5.8 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     5.9 Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

     5.10 Entire Agreement. This Agreement, together with the exhibits hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth herein or therein or set forth in the Stock Purchase Agreement or the Convertible Note Purchase and Exchange Agreement. Subject to Section 5.11, upon the Subsequent Closing (as defined in the Convertible Note Purchase and Exchange Agreement), this Agreement, together with the exhibits hereto, shall supersede all prior agreements and understandings among the parties with respect to such subject matter.

     5.11 Term of Agreement. Notwithstanding anything in this Agreement to the contrary, this Agreement shall become effective immediately following the Subsequent Closing. If the Subsequent Closing does not occur and the obligation to consummate the Conversion and the Exchange (each as defined in the Convertible Note Purchase and Exchange Agreement) is terminated pursuant to
Article IX of the Convertible Note Purchase and Exchange Agreement, this Agreement shall immediately terminate and be of no further force or effect. If the Subsequent Closing does occur, this Agreement shall terminate upon the earlier of (a) with respect to a particular Stockholder, on the date that such Stockholder and its Affiliates beneficially own less than 5% of the actual outstanding shares of Common Stock (assuming conversion of the shares of Series D Preferred Stock and Series E Preferred Stock) or (b) the twentieth anniversary of the date hereof.

     5.12 Further Assurances. Each of the parties shall, and shall cause their respective Affiliates to, execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

             [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amended and Restated Stockholders Agreement on the date first written above.

                                          CRITICAL PATH, INC.

                                          By:    /s/ MICHAEL J. ZUKERMAN
                                            ------------------------------------
                                              Name: Michael J. Zukerman
                                              Title:   Senior Vice President
                                                       and General Counsel

         SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                          GENERAL ATLANTIC PARTNERS 74, L.P.

                                          By: GENERAL ATLANTIC PARTNERS, LLC,
                                              its General Partner

                                          By:      /s/ MATTHEW NIMETZ
                                            ------------------------------------
                                              Name: Matthew Nimetz
                                              Title:   A Managing Member

                                          GAP COINVESTMENT PARTNERS II, L.P.

                                          By:      /s/ MATTHEW NIMETZ
                                            ------------------------------------
                                              Name: Matthew Nimetz
                                              Title:   A General Partner

                                          GAPSTAR, LLC

                                          By: GENERAL ATLANTIC PARTNERS, LLC,
                                              its Managing Member

                                          By:      /s/ MATTHEW NIMETZ
                                            ------------------------------------
                                              Name: Matthew Nimetz
                                              Title:   A Managing Member

                                          GAP-W, LLC

                                          By: GENERAL ATLANTIC PARTNERS, LLC,
                                              its Manager

                                          By:      /s/ MATTHEW NIMETZ
                                            ------------------------------------
                                              Name: Matthew Nimetz
                                              Title:   A Managing Member

                                          GAPCO GMBH & CO. KG

                                          By: GAPCO MANAGEMENT GMBH,
                                              its General Partner

                                          By:      /s/ MATTHEW NIMETZ
                                            ------------------------------------
                                              Name: Matthew Nimetz
                                              Title:   A Managing Director

         SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                          VECTIS CP HOLDINGS, LLC,
                                          a Delaware limited liability company

                                          By: VECTIS GROUP, LLC,
                                              its Managing Member

                                          By:     /s/ MATTHEW T. HOBART
                                            ------------------------------------
                                              Name: Matthew T. Hobart
                                              Title:   Managing Director

         SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                          CENWELL LIMITED

                                          By:    /s/ IP TAK CHUEN, EDMOND
                                              ----------------------------------
                                              Name: Ip Tak Chuen, Edmond
                                              Title:   Authorised Person

                                          CAMPINA ENTERPRISES LIMITED

                                          By:   /s/ IP TAK CHUEN, EDMOND
                                            ------------------------------------
                                              Name: Ip Tak Chuen, Edmond
                                              Title:   Director

                                          GREAT AFFLUENT LIMITED

                                          By:   /s/ IP TAK CHUEN, EDMOND
                                            ------------------------------------
                                              Name: Ip Tak Chuen, Edmond
                                              Title:   Director

                                          DRAGONFIELD LIMITED

                                          By:     /s/ PAU YEE WAN, EZRA
                                            ------------------------------------
                                              Name: Pau Yee Wan, Ezra
                                              Title:   Authorized Person

                                          LION COSMOS LIMITED

                                          By:     /s/ PAU YEE WAN, EZRA
                                            ------------------------------------
                                              Name: Pau Yee Wan, Ezra
                                              Title:   Director

         SIGNATURE PAGE TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                                                      APPENDIX H


                      CONVERTIBLE NOTE PURCHASE AGREEMENT

                                     AMONG

                              CRITICAL PATH, INC.,

                       PERMAL U.S. OPPORTUNITIES LIMITED,

                          ZAXIS EQUITY NEUTRAL, L.P.,

                      ZAXIS INSTITUTIONAL PARTNERS, L.P.,

                            ZAXIS OFFSHORE LIMITED,

                             ZAXIS PARTNERS, L.P.,
                                      AND

                           PASSPORT MASTER FUND, L.P.
                           --------------------------
                            DATED: JANUARY 16, 2004
                           --------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ARTICLE I  DEFINITIONS......................................    1
  1.1   Definitions.........................................    1


ARTICLE II  PURCHASE AND SALE OF NOTES; CONVERSION;
EXCHANGE....................................................    7
  2.1   Purchase and Sale of Notes..........................    7
  2.2   Filings.............................................    7
  2.3   Certificate of Determination........................    7
  2.4   Closings; Deliveries................................    7
  2.5   Issuances of Common Shares..........................    8


ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE
COMPANY.....................................................    9
  3.1   Corporate Existence and Power.......................    9
  3.2   Authorization; No Contravention.....................    9
  3.3   Governmental Authorization; Third Party Consents....    9
  3.4   Binding Effect......................................    9
  3.5   Litigation..........................................   10
  3.6   Compliance with Laws................................   10
  3.7   Capitalization......................................   10
  3.8   No Default or Breach; Contractual Obligations.......   11
  3.9   Title to Properties.................................   11
  3.10  Reports; Financial Statements.......................   11
  3.11  Taxes...............................................   12
  3.12  No Material Adverse Change; Ordinary Course of
     Business...............................................   12
  3.13  Private Offering....................................   12
  3.14  Labor Relations.....................................   13
  3.15  Employee Benefit Plans..............................   13
  3.16  Liabilities.........................................   13
  3.17  Affiliate Transactions..............................   14
  3.18  Intellectual Property...............................   14
  3.19  Privacy of Customer Information.....................   15
  3.20  Potential Conflicts of Interest.....................   15
  3.21  Trade Relations.....................................   15
  3.22  Outstanding Borrowing...............................   15
  3.23  Broker's, Finder's or Similar Fees..................   15
  3.24  Stockholder Approval................................   16
  3.25  CCC Section.........................................   16
  3.26  Disclosure..........................................   16
  3.27  Investments.........................................   16
  3.28  Sarbanes-Oxley Compliance...........................   16


ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF THE LENDERS...   17
4.1   Existence and Power...................................   17
4.2   Authorization; No Contravention.......................   17
4.3   Governmental Authorization; Third Party Consents......   17
4.4   Binding Effect........................................   17

                                                              PAGE
                                                              ----
  4.5   Purchase for Own Account............................   18
  4.6   Restricted Securities...............................   18
  4.7   Accredited Investor.................................   18
  4.8   Experience..........................................   18
  4.9   Access to Information...............................   18
  4.10  General Solicitation................................   19
  4.11  Reliance............................................   19
  4.12  Qualified Institutional Buyer.......................   19
  4.13  Affiliate Status....................................   19
  4.14  Capital Stock Ownership.............................   19


ARTICLE V  CONDITIONS TO INITIAL CLOSING....................   19
  5.1   Conditions to Lenders' Obligations..................   19
  5.2   Conditions to Company's Obligations.................   20

ARTICLE VI  CONDITIONS TO SUBSEQUENT CLOSING................   20
  6.1   Conditions to Lenders' Obligations..................   20
  6.2   Conditions to the Company's Obligations.............   20

ARTICLE VII  INDEMNIFICATION................................   21
  7.1   Indemnification.....................................   21
  7.2   Notification........................................   21
  7.3   Contribution........................................   22

ARTICLE VIII  COVENANTS.....................................   22
  8.1   Financial Statements and Other Information..........   22
  8.2   FIRPTA Certificate..................................   23
  8.3   Reservation of Common Stock.........................   23
  8.4   Stockholder Approval................................   23
  8.5   Financial Covenants.................................   23
  8.6   Purchases and Sales.................................   23

ARTICLE IX  TERMINATION.....................................   24
  9.1   Termination.........................................   24

ARTICLE X  MISCELLANEOUS....................................   24
  10.1   Survival of Representations and Warranties.........   24
  10.2   Notices............................................   24
  10.3   Successors and Assigns; Third Party
     Beneficiaries..........................................   25
  10.4   Amendment and Waiver...............................   25
  10.5   Counterparts.......................................   26
  10.6   Headings...........................................   26
  10.7   Governing Law......................................   26
  10.8   Severability.......................................   26
  10.9   Rules of Construction..............................   26
  10.10  Entire Agreement...................................   26
  10.11  Fees...............................................   26

                                                              PAGE
                                                              ----
  10.12  Publicity; Confidentiality.........................   26
  10.13  Further Assurances.................................   27

EXHIBITS
  A       Form of Note
  B       Form of Amended and Restated Registration Rights Agreement
  C       Form of Amended and Restated Series D Certificate of
          Determination
  D       Articles of Incorporation
  E       By-laws
  F       Form of Series E Certificate of Determination
  G       Form of Pillsbury Winthrop LLP Opinion

SCHEDULES
  2.1     Purchased Notes
  3.3     Government Authorizations; Consents
  3.5     Litigation
  3.7(a)  Capitalization
  3.12    Material Adverse Change
  3.17    Affiliate Transactions
  3.20    Potential Conflicts of Interest
  3.22    Outstanding Borrowing
  3.23    Fees
  3.27    Investments
  4.14    Capital Stock Ownership
  8.5     Financial Covenants

                      CONVERTIBLE NOTE PURCHASE AGREEMENT

     CONVERTIBLE NOTE PURCHASE AGREEMENT, dated January 16, 2004 (this "Agreement"), among Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., and Passport Master Fund, L.P., (collectively, the "Lenders") and Critical Path, Inc., a California corporation (the "Company"),

     WHEREAS, on November 18, 2003, the Company entered into the Convertible Note Purchase and Exchange Agreement (the "Convertible Note Agreement") with the General Atlantic Entities, GAP-W, LLC and the CK Purchasers pursuant to which
(a) the Company issued $10 million in principal amount of 10% convertible secured notes to the General Atlantic Entities, and agreed to convert the notes into approximately 7.3 million shares, par value $0.001 per share, of Series E Redeemable Convertible Preferred Stock (the "Series E Preferred Stock"), and (b) the CK Purchasers agreed to exchange approximately $32.8 million in face value of CK Sub Notes for approximately 21.9 million shares of Series E Preferred Stock subject to Stockholder Approval (as hereinafter defined); and

     WHEREAS, upon the terms and conditions set forth in this Agreement, the Company proposes to issue and sell, at the Initial Closing, convertible notes, substantially in the form attached hereto as Exhibit A (each a "Note" and, collectively, the "Notes") having an aggregate principal amount of fifteen million dollars ($15,000,000), in the face amount set forth opposite such Lender's (as hereinafter defined) name on Schedule 2.1 hereto, that subject to the terms and conditions set forth in this Agreement and the Notes, are convertible either into Series E Preferred Stock or Common Stock, as more fully set forth in the Agreement and the Notes:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

          "Affiliate" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "Agreement" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

          "Amended and Restated Registration Rights Agreement" means the Second Amended and Restated Registration Rights Agreement, substantially in the form attached hereto as Exhibit B.

          "Amended and Restated Series D Certificate of Determination" means the Amended and Restated Certificate of Determination of Preferences of Series D Cumulative Redeemable Convertible Preferred Stock, substantially in the form attached hereto as Exhibit C, with such changes or limitations to the voting provisions thereof as may be necessary to comply with NASD Rule 4351 regarding the voting power of the Series D Preferred Stock, which shall be duly filed with the Secretary of State of the State of California as soon as practicable following Stockholder Approval.

          "Amendment to Preferred Stock Rights Agreement" means an amendment to the Company's Preferred Stock Rights Agreement to permit the Lenders to purchase securities being offered by the Company hereunder without causing such Lenders to become Acquiring Persons (as defined in the Preferred Stock Rights Agreement).

          "Articles of Incorporation" means the Amended and Restated Articles of Incorporation of the Company in effect on the Initial Closing Date and attached hereto as Exhibit D.

          "Board of Directors" means the Board of Directors of the Company.

          "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York or the State of California are authorized or required by law or executive order to close.

          "By-laws" means the by-laws of the Company in effect on the Initial Closing Date and attached hereto as Exhibit E.

          "CK Purchasers" means Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited and their transferees.

          "CK Sub Notes" means the 5 3/4% Convertible Subordinated Notes, due April 1, 2005, issued by the Company pursuant to the Company's Indenture, dated March 31, 2000, and purchased by the CK Purchasers.

          "Claims" has the meaning set forth in Section 3.5 of this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

          "Commission" means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act and Exchange Act.

          "Common Stock" means the common stock of the Company, par value $0.001 per share.

          "Commonly Controlled Entity" means any entity which is under common control with the Company within the meaning of Code Section 414(b), (c),
     (m), (o) or (t).

          "Common Shares" has the meaning set forth in Section 2.1(a).

          "Common Shares Issuance Date" has the meaning set forth in Section
     2.5.

          "Company" has the meaning set forth in the preamble to this Agreement.

          "Company Plans" has the meaning set forth in Section 3.15 of this Agreement.

          "Condition of the Company" means the assets, business, properties, operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

          "Contingent Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, guaranty, letter of credit or other obligation, contractual or otherwise (the "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

          "Contractual Obligations" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

          "Conversion" has the meaning set forth in Section 2.1(a).

          "Conversion Notice" has the meaning set forth in Section 2.5 of this Agreement.

          "Convertible Note Agreement" has the meaning set forth in the recitals of this Agreement.

          "Copyrights" means any foreign or United States copyright registrations and applications for registration thereof, and any non-registered copyrights.

          "Environmental Laws" means federal, state, local and foreign laws, principles of common laws, civil laws, regulations, and codes, as well as orders, decrees, judgments or injunctions, issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Exchangeable Shares" shall mean the Class A Non-Voting Preference Shares of Critical Path Messaging Co., an unlimited liability company existing under the laws of Nova Scotia, and a subsidiary of the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

          "Financial Statements" has the meaning set forth in Section 3.10 of this Agreement.

          "GAAP" means United States generally accepted accounting principles in effect from time to time.

          "General Atlantic Entities" means General Atlantic Partners 74, L.P., a Delaware limited partnership, GAP Coinvestment Partners II, L.P., a Delaware limited partnership, GapStar, LLC, a Delaware limited liability company, and GAPCO GmbH & Co. KG, a German limited partnership.

          "General Atlantic Notes" means the 10% convertible secured notes issued to the General Atlantic Entities pursuant to the Convertible Note Agreement and held by the General Atlantic Entities or their permitted transferees.

          "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Indebtedness" means, as to any Person, (a) all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (c) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (f) all indebtedness secured by any Lien (other than Permitted Liens) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (g) any Contingent Obligation of such Person.

          "Indemnified Party" has the meaning set forth in Section 7.1 of this Agreement.

          "Indemnifying Party" has the meaning set forth in Section 7.1 of this Agreement.

          "Initial Closing" has the meaning set forth in Section 2.4(a) of this Agreement.

          "Initial Closing Date" has the meaning set forth in Section 2.4(a) of this Agreement.

          "Intellectual Property" has the meaning set forth in Section 3.18 of this Agreement.

          "Internet Assets" means any Internet domain names and other computer user identifiers and any rights in and to sites on the worldwide web, including rights in and to any text, graphics, audio and video files and html or other code incorporated in such sites.

          "Investment" means (i) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets (other than equipment, inventory, supplies or other assets acquired in the ordinary course of business of the Company), capital stock, bonds, notes, debentures, partnership, joint venture or other ownership interests or other securities of any Person, (ii) any deposit with, or advance, loan or other extension of credit to, or on behalf of, any Person (other than deposits made in connection with the purchase of equipment, inventory, services, leases, supplies or other assets in the ordinary course of business of the Company), (iii) any other capital contribution to or investment in such Person, including, without limitation, any guaranty obligation incurred for the benefit of such Person. For the sake of clarity, Investments shall include any transfer of property or assets by the Company to any of its Subsidiaries or by any Subsidiary of the Company to any other Subsidiary.

          "IP Agreements" has the meaning set forth in Section 3.18(a)(iii) of this Agreement.

          "Issuable Shares" has the meaning set forth in Section 2.1(a) of this Agreement.

          "Knowledge" means the knowledge of the Company and Paul Bartlett, Tracy Currie, Matthew Hobart, William E. McGlashan, Jr. and Michael J. Zukerman after due inquiry.

          "Lenders" means Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P. and Passport Master Fund, L.P. and any transferees to whom the Notes purchased by any of the foregoing are transferred after the date hereof and in accordance with the terms of such Notes.

          "Liabilities" has the meaning set forth in Section 3.16 of this Agreement.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences).

          "Losses" has the meaning set forth in Section 7.1 of this Agreement.

          "Material Contractual Obligations" has the meaning set forth in
     Section 3.8 of this Agreement.

          "Material Non-Public Information" has the meaning set forth in Section
     8.6 of this Agreement.

          "NASD Rules" has the meaning set forth in Section 3.28(b).

          "Nasdaq" means The Nasdaq Stock Market, Inc.

          "Notes" has the meaning set forth in the recitals to this Agreement.

          "Orders" has the meaning set forth in Section 3.2 of this Agreement.

          "Patents" means any foreign or United States patents and patent applications, including any divisions, continuations, continuations-in-part, substitutions or reissues thereof, whether or not patents are issued on such applications and whether or not such applications are modified, withdrawn or resubmitted.

          "Permitted Investments" means (i) Investments in cash or cash equivalents, (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments existing on the Initial Closing Date, and listed on Schedule 3.27 hereto, (iv) guaranty obligations permitted by Section 5.3 of the Security Agreement, (v) loans to employees, directors or officers of the Company in connection with the award of convertible bonds or capital stock under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement, (vi) other advances or loans to employees, directors, officers or agents of the Company in the ordinary course of business not to exceed $500,000 in the aggregate at any time outstanding; (vii) loans, advances and Investments in or by foreign Subsidiaries; (viii) any acquisition for which the prior written consent of the holders of a majority of the outstanding principal amount of all of the General Atlantic Notes has been obtained, (ix) other loans, advances and investments of a nature not contemplated by the foregoing sections in an amount not to exceed $500,000 in the aggregate at any time outstanding or
     (x) Investments by the Company in the Guarantor (as defined in the Security Agreement).

          "Permitted Liens" has the meaning set forth in the Note.

          "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Plan" means any employee benefit plan, arrangement, policy, program, agreement or commitment (whether or not an employee plan within the meaning of Section 3(3) of ERISA), including, without limitation, any employment, consulting or deferred compensation agreement, executive compensation, bonus, incentive, pension, profit-sharing, savings, retirement, stock option, stock purchase or severance pay plan, any life, health, disability or accident insurance plan, whether oral or written, whether or not subject to ERISA, as to which the Company or any Commonly Controlled Entity has or in the future could have any direct or indirect, actual or contingent liability.

          "Proxy Statement" has the meaning set forth in Section 8.4 of this Agreement.

          "Record Date" shall mean a date determined by the Board of Directors as the record date for determining the shareholders of the Company entitled to receive Series E Purchase Rights.

          "Requirements of Law" means, as to any Person, any law (including Environmental Laws), statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

          "Retiree Welfare Plan" means any welfare plan (as defined in Section 3(1) of ERISA) that provides benefits to current or former employees beyond their retirement or other termination of service (other than coverage mandated by Section 4980A of the Code, commonly referred to as "COBRA," the cost of which is fully paid by the current or former employee or his or her dependents).

          "Rights Offering" shall mean a rights offering for an aggregate amount of up to $21,000,000 of shares of Series E Preferred Stock pursuant to which the Company will distribute transferable rights to the Company's holders of Common Stock as of the Record Date.

          "Sarbanes-Oxley Act" has the meaning set forth in Section 3.28(a) of this Agreement.

          "SEC Reports" has the meaning set forth in Section 3.10 of this Agreement.

          "Securities" has the meaning set forth in Section 4.8 of this Agreement.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

          "Security Agreement" has the meaning set forth in the Notes.

          "Series D Preferred Stock" means the Series D Redeemable Convertible Participating Preferred Stock of the Company, par value $0.001 per share.

          "Series E Certificate of Determination" means the Certificate of Determination of Preferences of Series E Redeemable Convertible Preferred Stock, substantially in the form attached hereto as Exhibit F, with such changes or limitations to the voting provisions thereof as may be necessary to comply with NASD Rule 4351 regarding the voting power of the Series E Preferred Stock, which certificate shall be duly filed with the Secretary of State of the State of California as soon as practicable following Stockholder Approval.

          "Series E Preferred Stock" has the meaning set forth in the recitals to this Agreement.

          "Series E Purchase Rights" means those rights to purchase Series E Preferred Stock issued in the Rights Offering.

          "Software" means any computer software programs, source code, object code, data and documentation, including, without limitation, any computer software programs that incorporate and run the Company's pricing models, formulae and algorithms.

          "Stock Equivalents" means any security or obligation which is by its terms convertible into or exchangeable or execrable for shares of common stock or other capital stock of the Company, and any option, warrant or other subscription or purchase right with respect to common stock or such other capital stock.

          "Stock Option Plans" means the Company's stock option plans and employee purchase plans pursuant to which shares of restricted stock and options to purchase shares of Common Stock are reserved and available for grant to officers, directors, employees and consultants of the Company.

          "Stockholder Approval" has the meaning set forth in Section 3.24 of this Agreement.

          "Subordination Agreement" has the meaning set forth in the Notes.

          "Subsequent Closing" has the meaning set forth in Section 2.4(e) of this Agreement.

          "Subsequent Closing Date" has the meaning set forth in Section 2.4(e) of this Agreement.

          "Subsidiaries" means, as of the relevant date of determination, with respect to any Person, a corporation or other Person of which 50% or more of the voting power of the outstanding voting equity securities or 50% or more of the outstanding economic equity interest is held, directly or indirectly, by such Person. Unless otherwise qualified, or the context otherwise requires, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

          "Taxes" means any federal, state, provincial, county, local, foreign and other taxes (including, without limitation, income, profits, windfall profits, alternative, minimum, accumulated earnings, personal holding company, capital stock, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto, and including expenses associated with contesting any proposed adjustments related to any of the foregoing.

          "Trade Secrets" means any trade secrets, research records, processes, procedures, manufacturing formulae, technical know-how, technology, blue prints, designs, plans, inventions (whether patentable and whether reduced to practice), invention disclosures and improvements thereto.

          "Trademarks" means any foreign or United States trademarks, service marks, trade dress, trade names, brand names, designs and logos, corporate names, product or service identifiers, whether registered or unregistered, and all registrations and applications for registration thereof.

          "Transaction Documents" means, collectively, this Agreement, the Amended and Restated Registration Rights Agreement, the Notes, the Security Agreement, the Subordination Agreement, the Amendment to the Preferred Stock Rights Agreement and the Waivers.

          "Waivers" means the waivers and consents, dated the date hereof, executed by the requisite General Atlantic Entities and the CK Purchasers to consent to and approve the Amendment to the Convertible Note Agreement and, to the extent necessary, the transactions and agreements contemplated by the Transaction Documents and to waive any rights they may have under that certain Stock and Warrant Purchase and Exchange Agreement, dated as of November 8, 2001.

          "Warrant" or "Warrants," as the case may be, means those certain warrants to purchase Common issued to General Atlantic Entities pursuant to that certain Stock and Warrant Purchase and Exchange Agreement, dated as of November 8, 2001.

                                   ARTICLE II

                PURCHASE AND SALE OF NOTES; CONVERSION; EXCHANGE

     2.1  Purchase and Sale of Notes.

     (a) Subject to the terms and conditions of this Agreement, on the Initial Closing Date, each of the Lenders, severally and not jointly, agrees to purchase, and the Company agrees to sell and issue to each Lender, a Note, in the principal amount set opposite such Lender's name on Schedule 2.1 hereto. Each of the Notes shall be due and payable upon the terms and conditions set forth in the Notes and herein. Subject to Stockholder Approval and the terms and conditions of this Agreement, on the Subsequent Closing Date, the Notes shall convert into shares of Series E Preferred Stock in accordance with the terms thereof, and the Company shall issue to each Lender that number of shares of Series E Preferred Stock issuable upon such conversion, in exchange for the surrender to the Company by each Lender of its Notes (the "Conversion") (all of the shares of Series E Preferred Stock issuable upon conversion of the Notes referred to herein as the "Issuable Shares"). If the Conversion has not occurred on or before April 30, 2004, the Notes shall thereafter be convertible at the option of each Lender into shares of Common Stock in accordance with the terms thereof (all the shares of Common Stock issuable directly upon conversion of the Notes referred to herein as the "Common Shares").

     (b) All payments by the Company under the Notes of principal and interest shall be as set forth in the Notes.

     2.2 Filings. As promptly as practicable following the Stockholder Approval and upon the terms and conditions of this Agreement, on or before the Subsequent Closing Date, the Company shall file with the Secretary of State of the State of California: (a) an amendment to the Amended and Restated Articles of Incorporation to increase the authorized common stock and preferred stock of the Company; and (b) the Series E Certificate of Determination.

     2.3 Certificate of Determination. The Issuable Shares shall have the preferences and rights set forth in the Series E Certificate of Determination, with such changes or limitations to the voting provisions thereof as may be necessary to comply with NASD Rule 4351. The Common Shares shall have the preferences and rights set forth in the Articles of Incorporation.

     2.4  Closings; Deliveries.

     (a) Initial Closing. The purchase and sale of the Notes under this Agreement (the "Initial Closing") shall be held as soon as practicable following the date of this Agreement (the "Initial Closing Date"), at the offices of Pillsbury Winthrop LLP, 50 Fremont Street, San Francisco, California, or at such other time and place as the Company and the Lenders may mutually agree. At the Initial Closing, signature pages transmitted by facsimile will be acceptable, with originals to immediately follow.

     (b) Deliveries by the Company and the Lenders on the Date Hereof. On the date hereof, (i) the Company shall execute and deliver to each Lender and each Lender shall execute and deliver to the Company this Agreement. Signature pages transmitted by facsimile will be acceptable, with originals to immediately follow.

     (c) Deliveries by the Company at the Initial Closing. At the Initial Closing, subject to the terms and conditions hereof, the Company shall execute (except for the Waivers) and deliver to each Lender:

          (i) the Amended and Restated Registration Rights Agreement;

          (ii) such other documentation required to be provided by the Company pursuant to Section 5.1;

          (iii) a Note, in the form attached hereto as Exhibit A, in the principal amount set forth opposite such Lender's name on Schedule 2.1;

          (iv) the Waivers;

          (v) a copy of the Amendment to Preferred Stock Rights Agreement; and

          (vi) the Security Agreement and the related security documents required or contemplated by the Security Agreement.

     (d) Deliveries by Each Lender at the Initial Closing. At the Initial Closing, subject to the terms and conditions hereof, each Lender shall:

          (i) execute and deliver to the Company the Amended and Restated Registration Rights Agreement; and

          (ii) loan to the Company, in the form of a check or wire transfer, that amount set forth opposite such Lender's name on Schedule 2.1.

     (e) Subsequent Closing. The consummation of the Conversion (the "Subsequent Closing") shall take place concurrently with the Subsequent Closing under the Convertible Note Agreement as soon as practicable following the satisfaction of the closing conditions set forth in Article VI of this Agreement and Article VI of the Convertible Note Agreement (the "Subsequent Closing Date"), at the offices of Pillsbury Winthrop LLP, 50 Fremont Street, San Francisco, California, or at such other time and place as the Company, the Lenders, the General Atlantic Entities and the CK Purchasers may mutually agree. At the Subsequent Closing, signature pages transmitted by facsimile will be acceptable, with originals to immediately follow.

     (f) Deliveries by the Company at the Subsequent Closing. At the Subsequent Closing, subject to the terms and conditions hereof, the Company shall execute and deliver to:

          (i) each Lender, a certificate or certificates in definitive form and registered in the name of each Lender, representing such Lender's Issuable Shares; and

          (ii) each Lender, such other documentation evidencing the satisfaction of the conditions set forth in Section 6.1.

     (g) Deliveries by Each Lender at the Subsequent Closing. At the Subsequent Closing, subject to the terms and conditions hereof, each Lender shall execute and deliver to the Company its Notes together with duly executed note powers for such Notes.

     2.5 Issuances of Common Shares. If the Conversion has not occurred on or before April 30, 2004, subject to and in accordance with the provisions of the Notes, thereafter upon surrender by a Lender of a Note to the Company, together with a notice with duly executed note powers (the "Conversion Notice"), also specifying the portion of the Note to be converted, the Company shall, or shall cause its transfer agent to issue and deliver to the address as specified in the Conversion Notice (the date of each such delivery, a "Common Shares Issuance Date"), a certificate or certificates in definitive form and in such denominations as may be requested by such Lender in the Conversion Notice, registered in the name of such Lender, for the number of Common Shares to which such Lender shall be entitled upon such conversion. If a Notes have been surrendered only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to such Lender a new Note evidencing the remaining balance, which new Note shall in all other respects be identical to the Note surrendered.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each of the Lenders that, except as disclosed or incorporated by reference in the SEC Reports:

     3.1 Corporate Existence and Power. The Company and each of its Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged; (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the Condition of the Company and (d) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents. No jurisdiction, other than those referred to in clause (c) above, has claimed, in writing or otherwise, that the Company or any of its Subsidiaries is required to qualify as a foreign corporation or other entity therein, and the Company or any of its Subsidiaries does not file any franchise, income or other tax returns in any other jurisdiction based upon the ownership or use of property therein or the derivation of income therefrom.

     3.2 Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby (a) subject to Stockholder Approval with respect to the matters set forth in Section 3.24, have been duly authorized by all necessary corporate action of the Company; (b) subject to Stockholder Approval with respect to the matters set forth in Section 3.24, do not contravene the terms of the Articles of Incorporation or the By-laws; (c) do not violate, conflict with or result in any breach, default or contravention of (or with due notice or lapse of time or both would result in any breach, default or contravention of), or the creation of any Lien under, any Contractual Obligation of the Company or any of its Subsidiaries or any Requirement of Law applicable to the Company or any of its Subsidiaries except such violations or conflicts that would not reasonably be expected to have a material adverse effect on the Condition of the Company; and (d) do not violate any judgment, injunction, writ, award, decree or order of any nature (collectively, "Orders") of any Governmental Authority against, or binding upon, the Company or any of its Subsidiaries.

     3.3 Governmental Authorization; Third Party Consents. Except for the Stockholder Approval and as set forth in Schedule 3.3, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale, issuance and delivery of the Issuable Shares or the Common Shares) by, or enforcement against, the Company of this Agreement and the other Transaction Documents or the transactions contemplated hereby and thereby, other than (a) the notification to The NASDAQ National Market for the listing of the shares of Common Stock issuable upon conversion of the Series E Preferred Stock or the Notes, as the case may be, and applicable blue-sky filings, (b) such as have already been obtained or such exemptive filings as may be required under applicable securities laws, and (c) such other filings as may be required following the Initial Closing Date or the Subsequent Closing Date under the Securities Act, the Exchange Act and corporate law.

     3.4 Binding Effect. This Agreement and each of the other Transaction Documents to which the Company is a party have been duly executed and delivered by the Company, and this Agreement and each of the other Transaction Documents to which the Company is a party constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

     3.5 Litigation. Except as set forth on Schedule 3.5, there are no actions, suits, proceedings, claims, complaints, disputes, arbitrations or investigations (collectively, "Claims") pending or, to the Knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries that seeks in excess of $50,000 in damages nor is the Company aware that there is any basis for any of the foregoing. The foregoing includes, without limitation, Claims pending or, to the Knowledge of the Company, threatened or any basis therefor known by the Company involving the prior employment of any employee of the Company or any of its Subsidiaries, their use in connection with the business of the Company or any of its Subsidiaries of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers. No Order has been issued by any court or other Governmental Authority against the Company or any of its Subsidiaries purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any of the other Transaction Documents.

     3.6 Compliance with Laws. The Company and each of its Subsidiaries is in compliance in all material respects with all Requirements of Law and all Orders issued by any court or Governmental Authority against the Company in all respects. To the Company's Knowledge, there are no Requirements of Law which could reasonably be expected to prohibit or restrict the Company or any of its Subsidiaries from, or otherwise materially adversely effect the Company or any of its Subsidiaries in, conducting its business in any jurisdiction in which it now conducts its business.

     3.7  Capitalization.

     (a) (i) As of the Initial Closing, the authorized capital stock of the Company consists of (A) 125,000,000 shares of Common Stock, of which 21,078,555 shares are issued and outstanding, (B) one share of Special Voting Stock, par value $0.001 per share, of the Company, which is issued and outstanding, (C) 75,000 shares of Series C Preferred Stock, par value $0.001 per share, of the Company, of which no shares are issued and outstanding, (D) 4,188,587 shares of Series D Preferred Stock, all of which are issued and outstanding, and (E) 736,412 shares of undesignated "blank check" preferred stock. As of the date of this Agreement, the aggregate number of shares of restricted stock and options to purchase shares of Common Stock which may be issued under the Stock Option Plans are 16,672,844, of which 13,003,584 have been granted. The Company has reserved an adequate number of shares of Common Stock for issuance upon conversion of the Issuable Shares. In addition, as of the Initial Closing, there were 110,250 Exchangeable Shares issued and outstanding, each of which is convertible into one share of Common Stock.

     (ii) As of the Subsequent Closing Date, the authorized capital stock of the Company shall consist of (A) 200,000,000 shares of Common Stock, (B) one share of Special Voting Stock, par value $0.001 per share, of the Company (C) 75,000 shares of Series C Preferred Stock, par value $0.001 per share, of the Company,
(D) 4,188,587 shares of Series D Preferred Stock, (E) a sufficient number of shares of Series E Preferred Stock to issue the Issuable Shares, convert 82,927 shares of Series D Preferred Stock into 733,333 shares of Series E Preferred Stock held by MBCP Peerlogic LLC and its affiliates issued in connection with the settlement of certain claims and to consummate the transactions contemplated by the Convertible Note Agreement and the Rights Offering, and (F) a number of shares of undesignated "blank check" preferred stock agreed upon by the Company, the Lenders and the CK Purchasers.

     (iii) Except as set forth on Schedule 3.7(a) and except for the Warrants, there are no options, warrants, conversion privileges, subscription or purchase rights or other rights presently outstanding to purchase or otherwise acquire
(A) any authorized but unissued, unauthorized or treasury shares of the Company's capital stock, (B) any Stock Equivalents or (C) any other securities of the Company and there are no commitments, contracts, agreements, arrangements or understandings to which the Company is a party to issue any shares of the Company's capital stock or any Stock Equivalents or other securities of the Company.

     (b) Upon the Initial Closing Date, the Notes shall be duly authorized, and assuming the accuracy of the representations and warranties of the Lenders set forth in Article IV of this Agreement, will be issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws and will be free and clear of all other Liens.

     (c) Upon the Subsequent Closing Date, the Issuable Shares shall be duly authorized, and when issued and delivered to the Lenders and upon the consummation of the Conversion on the Subsequent Closing Date, will be validly issued, fully paid and non-assessable, and assuming the accuracy of the representations and warranties of the Lenders set forth in Article IV of this Agreement, will be issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws and will be free and clear of all other Liens. Upon the Subsequent Closing Date, the shares of Common Stock issuable upon conversion of the Issuable Shares shall have been duly reserved for issuance and will be validly issued, fully paid and non-assessable and not subject to any preemptive rights or similar rights that have not been satisfied, will be issued in compliance with the registration and qualification requirements of all applicable federal and state securities laws and will be free and clear of all other Liens. None of the issued and outstanding shares of Common Stock were issued in violation of any preemptive rights.

     (d) Upon each Common Shares Issuance Date, the Common Shares then issuable shall be duly authorized, and when issued and delivered to the Lenders in accordance with the terms and conditions of the Notes, will be validly issued, fully paid and non-assessable, and assuming the accuracy of the representations and warranties of the Lenders set forth in Article IV of this Agreement, will be issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws and will be free and clear of all other Liens.

     3.8 No Default or Breach; Contractual Obligations. All of the Contractual Obligations to which the Company or any of its Subsidiaries is a party, whether written or oral, which are required by the Exchange Act to be disclosed in the SEC Reports (collectively, "Material Contractual Obligations") are valid, subsisting, in full force and effect and binding upon the Company or its Subsidiary, as the case may be, and the other parties thereto, and the Company or its Subsidiary, as the case may be, has paid in full or accrued all amounts due thereunder and has satisfied in full or provided for all of its liabilities and obligations thereunder, except for such amounts as are being contested by the Company in good faith. Neither the Company nor any of its Subsidiaries has received notice of a default and is not in default under, or with respect to, any Material Contractual Obligation nor, to the Knowledge of the Company, does any condition exist that with notice or lapse of time or both would constitute a default thereunder. To the Knowledge of the Company, no other party to any such Contractual Obligation is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default by such other party thereunder.

     3.9 Title to Properties. The Company and each of its Subsidiaries has good, record and marketable title in fee simple to, or holds interests as lessee under leases in full force and effect in, all real property used in connection with its business or otherwise owned or leased by it. The Company and each of its Subsidiaries owns and has good, valid and marketable title to all of its properties and assets used in its business or reflected as owned on the Financial Statements, in each case free and clear of all Liens, except for Permitted Liens, or that would required to be described in the notes to the Financial Statements.

     3.10  Reports; Financial Statements.

     (a) As of the respective dates of their filing with the Commission, all reports, registration statements and other filings, together with any amendments thereto, filed by the Company with the Commission since June 30, 2000 (the "SEC Reports"), complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, except as disclosed in the SEC Reports. The SEC Reports did not at the time they were filed with the Commission, or will not at the time they are filed with the Commission, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company has delivered or made available to the Lenders true and complete copies of, or will make available at each Lender's request the SEC Reports and any exhibits thereto. The Company is not aware of any issues raised by the Commission with respect to any of the SEC Reports, other than those disclosed in the SEC Reports.

     (b) The consolidated financial statements (including, in each case, any related schedules or notes thereto) contained in or incorporated by reference in the SEC Reports and any such reports, registration statements and other filings to be filed by the Company with the Commission prior to the Initial Closing Date or the Subsequent Closing Date, as the case may be (the "Financial Statements"),
(i) have been or will be prepared in accordance with the published rules and regulations of the Commission and GAAP consistently applied during the periods involved (except as may be indicated in the notes thereto) and (ii) fairly present or will fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and the consolidated results of operations, statements of stockholders' equity and cash flows for the periods indicated, except that any unaudited interim financial statements were or will be subject to normal and recurring year-end adjustments and may omit footnote disclosure as permitted by regulations of the Commission.

     3.11 Taxes. (a) The Company and each of its Subsidiaries has paid all Taxes which have come due and are required to be paid by it through the date hereof, and all deficiencies or other additions to Tax, interest and penalties owed by it in connection with any such Taxes, other than Taxes being disputed by the Company in good faith for which adequate reserves have been made in accordance with GAAP; (b) the Company and each of its Subsidiaries has timely filed or caused to be filed all returns for Taxes that it is required to file on and through the date hereof (including all applicable extensions), and all such Tax returns are accurate and complete in all material respects; (c) with respect to all Tax returns of the Company and each of its Subsidiaries, (i) there is no unassessed Tax deficiency proposed or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries and (ii) no audit is in progress with respect to any return for Taxes, no extension of time is in force with respect to any date on which any return for Taxes was or is to be filed and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax; (d) all provisions for Tax liabilities of the Company and each of its Subsidiaries have been disclosed in the Financial Statements and made in accordance with GAAP consistently applied, and all liabilities for Taxes of the Company and each of its Subsidiaries attributable to periods prior to or ending on the Initial Closing Date or the Subsequent Closing Date, as the case may be, have been adequately disclosed in the Financial Statements; and (e) there are no Liens for Taxes on the assets of the Company or any of its Subsidiaries, other than Permitted Liens.

     3.12 No Material Adverse Change; Ordinary Course of Business. Except as set forth on Schedule 3.12, since December 31, 2002, (a) there has not been any material adverse change in the Condition of the Company, (b) neither the Company nor any of its Subsidiaries has participated in any transaction material to the Condition of the Company, including, without limitation, declaring or paying any dividend or declaring or making any distribution to its stockholders except out of the earnings of the Company or its Subsidiary, as the case may be, (c) neither the Company nor any of its subsidiaries has entered into any Material Contractual Obligation, other than in the ordinary course of business and (d) there has not occurred a material change in the accounting principles or practice of the Company or any of its Subsidiaries except as required by reason of a change in GAAP.

     3.13 Private Offering. Neither the Company nor any authorized Person acting on its behalf has, in connection with the offer, sale, exchange or issuance of the Notes, the Issuable Shares or the Common Shares, engaged in (a) any form of general solicitation or general advertising (as those terms are used within the meaning of Rule 502(c) under the Securities Act), (b) any action involving a public offering within the meaning of Section 4(2) of the Securities Act, or (c) any action that would require the registration under the Securities Act of the offering, sale, exchange or issuance of the Notes and the Issuable Shares pursuant to this Agreement or that would violate applicable state securities or "blue sky" laws. As used herein, the terms "offer" and "sale" have the meanings specified in Section 2(3) of the Securities Act.

     3.14 Labor Relations. Except as could not reasonably be expected to have a material adverse effect on the Condition of the Company: (a) neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice; (b) there is no strike, labor dispute, slowdown or stoppage pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries; (c) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or contract; and (d) no union organizing activities are taking place. To the Knowledge of the Company, no officer or key employee, or any group of key employees, intends to terminate their employment with the Company or any of its Subsidiaries. To the Knowledge of the Company, each of the officers and key employees of the Company and each of its Subsidiaries spends all, or substantially all, of his business time on the business of the Company or its Subsidiary, as the case may be. To the Knowledge of the Company, none of the employees of the Company or any of its Subsidiaries is resident in the United States in violation of any Requirement of Law.

     3.15  Employee Benefit Plans.

     (a) The SEC Reports list or describe each Plan that the Company or any of its Subsidiaries maintains or to which the Company or any of its Subsidiaries contributes (the "Company Plans"). Neither the Company nor any of its Subsidiaries has any liability under any Plans other than the Company Plans. Except as described in or incorporated by reference in the SEC Reports, neither the Company nor any Commonly Controlled Entity maintains or contributes to, or has within the preceding six years maintained or contributed to, or may have any liability with respect to any Plan subject to Title IV of ERISA or Section 412 of the Code or any "multiple employer plan" within the meaning of the Code or ERISA. Each Company Plan (and related trust, insurance contract or fund) has been established and administered in accordance with its terms, and complies in form and in operation with the applicable requirements of ERISA and the Code and other applicable Requirements of Law. All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each Company Plan.

     (b) No Claim with respect to the administration or the investment of the assets of any Company Plan (other than routine claims for benefits) is pending.

     (c) Except as could not reasonably be expected to have a material adverse effect on the Condition of the Company, each Company Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period since its adoption; each trust created under any such Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation.

     (d) No Company Plan is a Retiree Welfare Plan.

     (e) Neither the consummation of the transactions contemplated by this Agreement nor any termination of employment following such transactions will accelerate the time of the payment or vesting of, or increase the amount of, compensation due to any employee or former employee whether or not such payment would constitute an "excess parachute payment" under Section 280G of the Code.

     (f) There are no unfunded obligations under any Company Plan which are not fully reflected in the Financial Statements.

     (g) Except as could not reasonably be expected to have a material adverse effect on the Condition of the Company, the Company has no liability, whether absolute or contingent, including any obligations under any Company Plan, with respect to any misclassification of any person as an independent contractor rather than as an employee.

     3.16 Liabilities. Neither the Company nor any of its Subsidiaries has any direct or indirect obligation or liability (the "Liabilities") which are not fully reflected or reserved against in the Financial Statements, other than Liabilities not exceeding $1,000,000 in the aggregate incurred since September 30, 2003 in the ordinary course of business. The Company has no Knowledge of any circumstance, condition, event or arrangement that could reasonably be expected to give rise hereafter to any Liabilities of the

Company or any of its Subsidiaries that, individually or in the aggregate, could have a material adverse effect on the Condition of the Company.

     3.17 Affiliate Transactions. Except as set forth on Schedule 3.17, in the twelve (12) months preceding the date hereof, neither the Company nor any of its Subsidiaries has sold, leased or otherwise transferred any property or assets to, or purchased, leased or otherwise acquired any property or assets from, or otherwise engaged in any other transactions with, any of its Affiliates, except in (a) transactions that are at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's length basis from unrelated third parties, (b) transactions exclusively between the Company and one or more if its Subsidiaries, or between two or more Subsidiaries of the Company, and which do not involve any other Affiliate and
(c) transactions under the agreements listed on Schedule 3.17 hereto.

     3.18  Intellectual Property.

     (a) (i) The Company and each of its Subsidiaries is the owner of all, or has the license or right to use, sell and license all of, the Copyrights, Patents, Trade Secrets, Trademarks, Internet Assets, Software and other proprietary rights (collectively, "Intellectual Property") that are used in connection with its business as presently conducted, free and clear of all Liens, other than Permitted Liens.

     (ii) None of the Intellectual Property is subject to any outstanding Order, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the Knowledge of the Company, threatened, which challenges the validity, enforceability, use or ownership of the item.

     (iii) The Company and each of its Subsidiaries has substantially performed all obligations imposed upon it under all Intellectual Property licenses, sublicenses, distributor agreements and other agreements under which the Company or any of its Subsidiaries is either a licensor, licensee or distributor, except such licenses, sublicenses and other agreements relating to off-the-shelf software which is commercially available on a retail basis and used solely on the computers of the Company or its Subsidiaries (collectively, the "IP Agreements"). The Company and each of its Subsidiaries is not, nor to the Knowledge of the Company is any other party thereto, in breach of or default thereunder in any respect, nor is there any event which with notice or lapse of time or both would constitute a default thereunder. All of the IP Agreements are valid, enforceable and in full force and effect, and will continue to be so on identical terms immediately following the Initial Closing and the Subsequent Closing, as the case may be, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

     (iv) None of the Intellectual Property currently sold or licensed by the Company or any of its Subsidiaries to any Person or used by or licensed to the Company or any of its Subsidiaries by any Person infringes upon or otherwise violates any Intellectual Property rights of others, except as could not reasonably be expected to have a material adverse effect on the Condition of the Company.

     (b) No litigation is pending and no Claim has been made against the Company or any of its Subsidiaries or, to the Knowledge of the Company, is threatened, contesting the right of the Company or any of its Subsidiaries to sell or license to any Person or use the Intellectual Property presently sold or licensed to such Person or used by the Company or any of its Subsidiaries. To the Knowledge of the Company, no Person is infringing upon or otherwise violating the Intellectual Property rights of the Company or any of its Subsidiaries.

     (c) No former employer of any employee of the Company or any of its Subsidiaries has made a claim against the Company or any of its Subsidiaries or, to the Knowledge of the Company, against any other Person, that such employee or such consultant is utilizing Intellectual Property of such former employer.

     (d) To the Knowledge of the Company, none of the Trade Secrets, wherever located, the value of which is contingent upon maintenance of confidentiality thereof, has been disclosed to any Person other than employees, representatives and agents of the Company or any of its Subsidiaries, except as required pursuant to the filing of a patent application by the Company or any of its Subsidiaries.

     (e) It is not necessary for the business of the Company or any of its Subsidiaries to use any Intellectual Property owned by any director, officer, employee or consultant of the Company or any of its Subsidiaries (or persons the Company or any of its Subsidiaries presently intends to hire). To the Company's Knowledge, at no time during the conception or reduction to practice of any of the Intellectual Property of the Company or any of its Subsidiaries was any developer, inventor or other contributor to such Intellectual Property operating under any grants from any Governmental Authority or subject to any employment agreement, invention assignment, nondisclosure agreement or other Contractual Obligation with any Person that could materially adversely affect the rights of the Company or any of its Subsidiaries to its Intellectual Property.

     3.19 Privacy of Customer Information. Neither the Company nor any of its Subsidiaries use any of the customer information it receives through its website or otherwise in an unlawful manner, or in a manner violative of the privacy policy of the Company or its Subsidiary, as the case may be, or the privacy rights of its customers. Neither the Company nor any of its Subsidiaries has collected any customer information through its website in an unlawful manner or in violation of its privacy policy. The Company and each of its Subsidiaries has adequate security measures in place to protect the customer information it receives through its website and which it stores in its computer systems from illegal use by third parties or use by third parties in a manner violative of the rights of privacy of its customers. The Company and each of its Subsidiaries represents to its customers that it assures complete security as to the customer information it receives through its website.

     3.20  Potential Conflicts of Interest.  Except as set forth on Schedule
3.20 no officer, director or stockholder beneficially owning more than five percent (5%) of the outstanding shares of Common Stock, to the Knowledge of the Company, no spouse of any such officer, director or stockholder, and, to the Knowledge of the Company, no Affiliate of any of the foregoing (a) owns, directly or indirectly, any interest in (excepting less than one percent (1%) stock holdings for investment purposes in securities of publicly held and traded companies), or is an officer, director, employee or consultant of, any Person which is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, or customer of, or lender to or borrower from, the Company or any of its Subsidiaries; (b) owns, directly or indirectly, in whole or in part, any tangible or intangible property that the Company or any of its Subsidiaries use, in the conduct of business; or (c) has any cause of action or other claim whatsoever against, or owes or has advanced any amount to, the Company or any of its Subsidiaries, except for claims in the ordinary course of business such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements existing on the date hereof.

     3.21 Trade Relations. There exists no actual or, to the Knowledge of the Company, threatened termination, cancellation or limitation of, or any material adverse modification or change in, the business relationship of the Company or any of its Subsidiaries, or the business of the Company or any of its Subsidiaries, with any customer or supplier or any group of customers or suppliers whose purchases or inventories provided to the business of the Company or any of its Subsidiaries are individually or in the aggregate material to the Condition of the Company.

     3.22 Outstanding Borrowing. Schedule 3.22 sets forth the amount of all Indebtedness of the Company and each of its Subsidiaries as of the date hereof, the Liens that relate to such Indebtedness and that encumber the Assets and the name of each lender thereof. No Indebtedness is entitled to any voting rights in any matters voted upon by the holders of the Common Stock.

     3.23 Broker's, Finder's or Similar Fees. Except as set forth on Schedule 3.23, there are no brokerage commissions, finder's fees or similar fees or commissions payable by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries or any action taken by any such Person.

     3.24 Stockholder Approval. The approval on the first attempt of (a) more than fifty percent (50%) of the outstanding shares of Common Stock and the votes represented by the Special Voting Stock, voting together as a class, and (b) more than fifty percent (50%) of the outstanding shares of Series D Preferred Stock, voting separately as a class, such stockholders present in person or proxy at a properly convened meeting of the Company's stockholders ("Stockholder Approval") are the stockholders' consents required for the (i) filing of (A) the Amended and Restated Series D Certification of Determination and (B) the Series E Certificate of Determination; (ii) the issuance of shares of Series E Preferred Stock authorized for issuance in the Series E Certificate of Determination; (iii) the reservation and issuance of shares of Common Stock upon conversion of the shares of Series D Preferred Stock and the shares of Series E Preferred Stock and upon exercise of the Warrants; (iv) an amendment to the Amended and Restated Articles of Incorporation to increase the authorized shares of common stock and preferred stock, and (v) the Warrant Amendment (as defined in the Convertible Note Agreement).

     3.25 CCC Section. The Board of Directors has taken all action necessary to exempt from the provisions of Section 1203 of the California Corporations Code, to the extent applicable, this Agreement, any acquisition by the Lenders of Notes and the Issuable Shares or Common Shares pursuant to this Agreement and the Series E Certificate of Determination, each as applicable, and any conversion by the Lenders of Issuable Shares into shares of Common Stock.

     3.26 Disclosure. This Agreement and the documents and certificates furnished to the Lenders by the Company do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

     3.27  Investments.  As of the date hereof, except as set forth on Schedule
3.27 hereto, neither the Company nor any of its Subsidiaries has made an Investment in any Person, other than a Permitted Investment.

     3.28  Sarbanes-Oxley Compliance.

     (a) The financial statements of the Company, together with the related schedules and notes, that are incorporated by reference in the Registration Statement and the Prospectus filed with the Commission on December 24, 2003: (i) present fairly, in all material respects, the financial position of the Company as of the dates indicated and the results of operations and cash flows of the Company for the periods specified; (ii) have been prepared in compliance with requirements of the Exchange Act and in conformity with generally accepted accounting principles in the United States applied on a consistent basis during the periods presented and the schedules included in the Registration Statement present fairly, in all material respects, the information required to be stated therein; and (iii) comply with the antifraud provisions of the Federal securities laws. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement and the Prospectus that are not included as required by the Securities Act. All non-GAAP financial measures included or incorporated by reference in the Registration Statement or the Prospectus comply in all material respects with the applicable requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules and regulations promulgated by the Commission thereunder.

     (b) The Company's Board of Directors has validly appointed an Audit Committee whose composition satisfies the requirements of Rule 4350A(d)(2) of the Rules of the National Association of Securities Dealers, Inc. (the "NASD Rules") and the Board of Directors and/or the Audit Committee has adopted a charter that satisfies the requirements of Rule 4350A(d)(1) of the NASD Rules.

     (c) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange
Act). Such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company's principal executive officer and principal financial officer by others within the Company. As of the end of the Company's last completed fiscal quarter, such disclosure controls and procedures were effective to perform the functions for which they were established, and the Company will use commercially reasonable efforts to ensure that the Company's disclosure controls and procedures remain effective to perform the functions for which they were established. The Company's auditors and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal controls over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting. The principal executive officer and the principal financial officers of the Company have made all certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission thereunder, and the statements contained in any such certification are complete and correct. The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act that are effective and applicable to the Company, except for the requirements of the Sarbanes-Oxley Act which are not yet required to be complied with by the Company. The Company has established procedures to implement timely additional rules and regulations applicable to the Company that may be promulgated by the Commission pursuant to the Sarbanes-Oxley Act.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE LENDERS

     Each of the Lenders hereby represents and warrants, severally and not jointly, to the Company as follows:

     4.1 Existence and Power. Such Lender (a) is a limited partnership, corporation, partnership or limited liability company duly organized and validly existing under the laws of the jurisdiction of its formation and (b) has the requisite partnership, corporate or limited liability company, as the case may be, power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party.

     4.2 Authorization; No Contravention. The execution, delivery and performance by such Lender of this Agreement and each of the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, (a) have been duly authorized by all necessary partnership, corporate or limited liability company, as the case may be, action, (b) do not contravene the terms of such Lender's organizational documents, or any amendment thereof,
(c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of such Lender or any Requirement of Law applicable to such Lender, and (d) do not violate any Orders of any Governmental Authority against, or binding upon, such Lender.

     4.3 Governmental Authorization; Third Party Consents. Except for the Stockholder Approval, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Lender of this Agreement and each of the other Transaction Documents to which it is a party or the transactions contemplated hereby and thereby.

     4.4 Binding Effect. This Agreement and each of the other Transaction Documents to which such Lender is a party, have been duly executed and delivered by such Lender, and this Agreement and each of the other Transaction Documents to which such Lender is a party, constitute the legal, valid and binding obligations of such Lender, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

     4.5 Purchase for Own Account. The Notes and the Issuable Shares or Common Shares to be acquired by such Lender, respectively, are being or will be acquired for its own account and with no intention of distributing or reselling such Notes, Issuable Shares or Common Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, any state of the United States or any foreign jurisdiction, without prejudice, however, to the rights of such Lender at all times to sell or otherwise dispose of all or any part of such Notes, Issuable Shares or Common Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of such Lender's property being at all times within its control. If such Lender should in the future decide to dispose of any of such Notes, Issuable Shares or Common Shares, such Lender understands and agrees that it may do so only in compliance with the Securities Act and applicable state and foreign securities laws, as then in effect. Such Lender agrees to the imprinting for so long as required by law, of a legend on certificates representing all of its Notes, Issuable Shares or Common Shares and shares of Common Stock issuable upon conversion of its Issuable Shares to the following effect:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN JURISDICTION. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

     4.6 Restricted Securities. Such Lender understands that the Notes, the Issuable Shares and the Common Shares will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Agreement is exempt pursuant to Section 4(2) of the Securities Act and that the reliance of the Company on such exemption is predicated in part on such Lender's representations set forth herein.

     4.7 Accredited Investor. Such Lender is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

     4.8 Experience. Such Lender, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in its Notes, Issuable Shares or Common Shares (the "Securities"), and has so evaluated the merits and risks of such investment. Such Lender is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

     4.9 Access to Information. Such Lender that it has reviewed the SEC Reports and has been afforded: (a) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (b) access to publicly available information about the Company and the Subsidiaries and the Condition of the Company sufficient to enable it to evaluate its investment; and (c) the opportunity to obtain such additional publicly available information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Lender or its representatives or counsel shall modify, amend or affect such Lender's right to rely on the truth, accuracy and completeness of the SEC Reports and the Company's representations and warranties contained in the Transaction Documents.

     4.10 General Solicitation. Such Lender is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

     4.11 Reliance. Such Lender understands and acknowledges that: (a) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (b) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Lender hereby consents to such reliance.

     4.12 Qualified Institutional Buyer. Such Lender is a "qualified institutional buyer" as defined in Rule 144A(a)(1) of the Securities Act, as presently in effect.

     4.13 Affiliate Status. Such Lender is not an Affiliate of any director, officer or substantial shareholder of the Company for purposes of Rule 4350(i)(1)(A) of the NASD, Inc. Marketplace Rules. In addition, each Lender represents that it is not an Affiliate of the other Lender and that Lenders have not entered into an agreement, arrangement or understanding with each other or any other holder of the Company's securities for the purpose of holding, acquiring, voting or disposing of any securities of the Company.

     4.14 Capital Stock Ownership. Schedule 4.14 sets forth a complete list of the capital stock, Common Stock Equivalents or other securities of the Company (and any options, warrants, conversion privileges, subscription purchase rights or other rights presently outstanding to purchase or otherwise acquire any of the foregoing) beneficially owned (as defined in Rule 13d-3 under the Exchange
Act) by each Lender and its respective Affiliates as of the date hereof.

                                   ARTICLE V

                         CONDITIONS TO INITIAL CLOSING

     5.1 Conditions to Lenders' Obligations. Each of the Lenders' obligation to consummate the transactions contemplated by the Initial Closing pursuant to this Agreement is subject to the fulfillment at or prior to the Initial Closing of the following conditions, any of which may be waived in whole or in part by such Lender:

          (a) Representations and Warranties. The representations and warranties made by the Company in Article III hereof shall be true and correct on the Initial Closing Date.

          (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Initial Closing Date shall have been performed or complied with.

          (c) Compliance Certificate. The Company shall have delivered to the Lenders a certificate of the Company, executed by the Chief Executive Officer of the Company and dated as of the Initial Closing Date, certifying to the fulfillment of the conditions specified in Section 5.1(a) and
     Section 5.1(b) hereof.

          (d) Secretary's Certificate. The Company shall have delivered to the Lenders a certificate from the Company, in form and substance satisfactory to the Lenders, dated as of the Initial Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying (i) that the Company is in good standing with the Secretary of State of the State of California and (ii) that the attached copies of the Articles of Incorporation, the By-laws, and resolutions of the Board of Directors of the Company approving this Agreement and each of the applicable Transaction Documents and the transactions contemplated hereby and thereby, are all true, complete and correct and remain unamended and in full force and effect.

          (e) Satisfactory Release of Liens. The Company shall have delivered to the Lenders satisfactory evidence of the release of all Liens, except for Permitted Liens, on the assets of the Company and its Subsidiaries in order to ensure the Lender's first priority security interests upon the filing of applicable UCC-1's.

          (f) Opinion of Counsel. The Company shall have caused the opinion of Pillsbury Winthrop LLP, dated the Initial Closing Date, relating to the transactions contemplated by the Initial Closing, substantially in the form attached hereto as Exhibit G to be delivered to the Lenders.

          (g) SVB Consent. The Company shall have delivered to the Lenders the written consent of Silicon Valley Bank to the execution, delivery and performance of the Transaction Documents and all of the transactions contemplated therein.

     5.2 Conditions to Company's Obligations. The Company's obligation to consummate the transactions contemplated by the Initial Closing pursuant to this Agreement is subject to the fulfillment at or prior to the Initial Closing of the following conditions, any of which may be waived in whole or in part by the
Company:

          (a) Representations and Warranties. The representations and warranties made by the Lenders in Article IV hereof shall be true and correct on the Initial Closing Date.

          (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Lenders on or prior to the Initial Closing Date shall have been performed or complied with.

                                   ARTICLE VI

                        CONDITIONS TO SUBSEQUENT CLOSING

     6.1 Conditions to Lenders' Obligations. Each of the Lenders' obligation to consummate the Conversion at the Subsequent Closing pursuant to this Agreement is subject to the fulfillment at or prior to the Subsequent Closing of the following conditions:

          (a) Compliance with Laws. The issuance of the Issuable Shares by the Company hereunder shall be legally permitted by all laws and regulations to which the Company is subject.

          (b) Stockholder Approval. The Company shall have delivered to the Lenders satisfactory evidence of the Stockholder Approval.

          (c) Amendment to the Amended and Restated Articles of
     Incorporation. The Company shall have duly filed with the Secretary of State of the State of California an amendment to the Amended and Restated Articles of Incorporation to increase the authorized common stock and preferred stock of the Company.

          (d) Certificates of Determination. The Company shall have duly filed with the Secretary of State of the State of California the Series E Certificate of Determination.

     6.2 Conditions to the Company's Obligations. The Company's obligation to consummate the Conversion at the Subsequent Closing pursuant to this Agreement is subject to the fulfillment at or prior to the Subsequent Closing of the following condition:

          (a) Stockholder Approval. The Company shall have received satisfactory evidence of the Stockholder Approval.

                                  ARTICLE VII

                                INDEMNIFICATION

     7.1 Indemnification. Except as otherwise provided in this Article VII, the Company (the "Indemnifying Party") agrees to indemnify, defend and hold harmless each of the Lenders and their Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners, members and controlling persons (each, an "Indemnified Party") to the fullest extent permitted by law from and against any and all losses, Claims, or written threats thereof (including, without limitation, any Claim by a third party), damages, expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) or other liabilities (collectively, "Losses") resulting from or arising out of any breach of any representation or warranty, covenant or agreement by the Company in this Agreement, the Notes or the Security Agreement. The amount of any payment to any Indemnified Party herewith in respect of any Loss shall be of sufficient amount to make such Indemnified Party whole for any diminution in value of the Issuable Shares or Common Shares, as applicable, directly caused by such breach. In connection with the obligation of the Indemnifying Party to indemnify for expenses as set forth above, the Indemnifying Party shall, upon presentation of appropriate invoices containing reasonable detail, reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party) as they are incurred by such Indemnified Party; provided, however, that if an Indemnified Party is reimbursed under this Article VII for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the willful misconduct or gross negligence of such Indemnified Party.

     7.2 Notification. Each Indemnified Party under this Article VII shall, promptly after the receipt of notice of the commencement of any Claim against such Indemnified Party in respect of which indemnity may be sought from the Indemnifying Party under this Article VII, notify the Indemnifying Party in writing of the commencement thereof. The omission of any Indemnified Party to so notify the Indemnifying Party of any such action shall not relieve the Indemnifying Party from any liability which it may have to such Indemnified Party (a) other than pursuant to this Article VII or (b) under this Article VII unless, and only to the extent that, such omission results in the Indemnifying Party's forfeiture of substantive rights or defenses. In case any such Claim shall be brought against any Indemnified Party, and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. Notwithstanding the foregoing, in any Claim in which both the Indemnifying Party, on the one hand, and an Indemnified Party, on the other hand, are, or are reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel and to control its own defense of such Claim if, in the reasonable opinion of counsel to such Indemnified Party, either (x) one or more defenses are available to the Indemnified Party that are not available to the Indemnifying Party or (y) a conflict or potential conflict exists between the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable; provided, however, that the Indemnifying Party (i) shall not be liable for the fees and expenses of more than one counsel to all Indemnified Parties and (ii) shall reimburse the Indemnified Parties for all of such fees and expenses of such counsel incurred in any action between the Indemnifying Party and the Indemnified Parties or between the Indemnified Parties and any third party, as such expenses are incurred; provided, however, that if an Indemnified Party is reimbursed under this Article VII for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the willful misconduct or gross negligence of such Indemnified Party. The Indemnifying Party agrees that it will not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising or that may arise out of such Claim. The Indemnifying Party shall not be liable for any settlement of any Claim effected against an Indemnified Party without the Indemnifying Party's written consent, which consent shall not be unreasonably withheld. The rights accorded to an Indemnified Party hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise; provided, however, that notwithstanding the foregoing or anything to the contrary contained in this Agreement, nothing in this Article VII shall restrict or limit any rights that any Indemnified Party may have to seek equitable relief.

     7.3 Contribution. If the indemnification provided for in this Article VII from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Losses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7.1 and Section 7.2, any reasonable legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                                  ARTICLE VIII

                                   COVENANTS

     The Company hereby covenants and agrees with the Lenders as follows:

     8.1 Financial Statements and Other Information. If any time the Company is not subject to the periodic disclosure obligations of the Exchange Act, the Company shall deliver to each Lender, in form and substance satisfactory to such
Lender:

          (a) as soon as available, but not later than ninety (90) days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related statements of operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, all in reasonable detail and accompanied by a management summary and analysis of the operations of the Company for such fiscal year and by the opinion of a nationally recognized independent certified public accounting firm which report shall state without qualification that such financial statements present fairly the financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis;

          (b) as soon as available, but in any event not later than forty-five
     (45) days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited consolidated balance sheet of the Company and its Subsidiaries, and the related statements of operations and cash flows for such quarter and for the period commencing on the first day of the fiscal year and ending on the last day of such quarter, all certified by an appropriate officer of the Company as presenting fairly the consolidated financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis, subject to normal year-end adjustments and the absence of footnotes required by GAAP; and

          (c) as soon as available, but in any event not later than ten (10) days after the end of each month of each fiscal year, the unaudited consolidated balance sheet of the Company and its

     Subsidiaries, and the related statements of operations and cash flows for such month and for the period commencing on the first day of the fiscal year and ending on the last day of such month, all certified by an appropriate officer of the Company as presenting fairly the consolidated financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis, subject to normal year-end adjustments and the absence of footnotes required by GAAP.

     8.2 FIRPTA Certificate. If requested by any of the Lenders, as promptly as practicable, but not later than five (5) days after the end of each fiscal year of the Company, the Company shall deliver to such Lender, in form and substance satisfactory to such Lender, a certificate signed by the Chief Executive Officer of the Company in customary form certifying that the Company is not a "foreign person" within the meaning of Section 1445 of the Code.

     8.3 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issue or delivery upon conversion of the Issuable Shares, as provided in the Series E Certificate of Determination, or upon conversion of the Notes, as provided for in the Notes, the maximum number of shares of Common Stock that may be issuable or deliverable upon such conversion or exercise. Such shares of Common Stock are duly authorized and, when issued or delivered in accordance with the Series E Certificate of Determination, or in accordance with the Notes, as the case may be, shall be validly issued, fully paid and non-assessable. The Company shall issue such shares of Common Stock, in accordance with the terms of the Series E Certificate of Determination or the terms of the Notes, as the case may be, and otherwise comply with the terms hereof and thereof.

     8.4 Stockholder Approval. The Company will use all reasonable commercial efforts to cause the proxy statement filed with the Commission on December 24, 2003 to be distributed to the Company's stockholders in connection with the solicitation of votes in favor of the matters set forth in Section 3.24 that require Stockholder Approval, including any amendments or supplements thereto (the "Proxy Statement") to be cleared by the Commission as promptly as practicable. The Company agrees to provide the Lenders and their respective counsel with any written comments the Company or its counsel may receive from the Commission with respect to the Proxy Statement promptly after the receipt of such comments. The Company will use all reasonable commercial efforts to cause the Proxy Statement (a) not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (b) to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. Following clearance by the Commission of the Proxy Statement, the Company shall promptly distribute the Proxy Statement to its stockholders and call and arrange for a special meeting of stockholders and take such other actions as are required or necessary in order to obtain the Stockholder Approval as promptly as practicable. The Board of Directors shall recommend that the Company's stockholders vote in favor of the Stockholder Approval.

     8.5 Financial Covenants. The Company hereby covenants and agrees that on and after the Initial Closing and until all of the obligations under the Notes, including, without limitation, the repayment or conversion of the principal amount and all accrued interest outstanding thereunder, have been satisfied in full, the Company shall at all times comply with the financial and other covenants set forth on Schedule 8.5.

     8.6 Purchases and Sales. In the event any Lender has become aware of or becomes aware of any material non-public information about the Company (which the parties hereby agree will include (but not be limited to) any information labeled by the Company to be material non-public information) ("Material Non-Public Information"), such Lender shall not purchase or sell any shares of the Company's capital stock (or securities exercisable or convertible for shares of the Company's capital stock) until the earlier of (a) such time as the information is no longer material as a matter of law (which the parties agree shall be a period of six months after becoming aware of such material non-public information), and (b) the time at which such information has been disseminated publicly by the Company, and in any event not in violation of the federal securities laws.

                                   ARTICLE IX

                                  TERMINATION

     9.1 Termination. The Lenders' obligation to consummate the Conversion under this Agreement including, but not limited to, Sections 2.4(e), 2.4(f) and 2.4(g) and Article VI of this Agreement, shall terminate in the event that the Company is unable to obtain Stockholder Approval pursuant to Section 8.4 on the first attempt, but in any event on April 30, 2004, if Stockholder Approval is not obtained by such date. None of the Company or the Lenders shall have any liability arising out of such termination.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.1 Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement until the date that is ninety (90) days after the receipt by the Lenders of audited financial statements of the Company for the fiscal year ending December 31, 2004 (or, if such fiscal year changes and no such audited consolidated financial statements are available, then the successor fiscal year), except for (a) Sections 3.1, 3.2, 3.4, 3.7, 3.13 and 3.23, which representations and warranties shall survive until the third anniversary of the Initial Closing Date, and (b) Section 3.11, which shall survive until the later to occur of (i) the lapse of the statute of limitations with respect to the assessment of any Tax to which such representation and warranty relates (including any extensions or waivers thereof) and (ii) sixty (60) days after the final administrative or judicial determination of the Taxes to which such representation and warranty relates, and no claim with respect to Section 3.11 may be asserted thereafter with the exception of claims arising out of any fact, circumstance, action or proceeding to which the party asserting such claim shall have given notice to the other parties to this Agreement prior to the termination of such period of reasonable belief that a tax liability will subsequently arise therefrom.

     10.2 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

     if to the Company:

     Critical Path, Inc.
     350 The Embarcadero
     San Francisco, CA 94105
     Telecopy: (415) 541-2300
     Attention: Chief Financial Officer

     with a copy to, which shall not constitute notice to the Company:

     Pillsbury Winthrop LLP
     50 Fremont Street
     San Francisco, CA 94105
     Telecopy: (415) 983-1200
     Attention: Gregg Vignos, Esq.

     if to the Lenders:

     Apex Capital, LLC
     25 Orinda Way, Suite 300
     Orinda, CA 94563
     Attention: Adam Fiore, General Counsel
     Telephone: (925) 253 6125
     Telecopy: (925) 253 1809

     with a copy to, which shall not constitute notice:

     Howard, Rice, Nemerovski, Canady, Falk & Rabkin
     Three Embarcadero Center, Seventh Floor
     San Francisco, CA 94111-4024
     Telephone: 415.434.1600
     Telecopy: 415.217.5910
     Attention: Joseph Hershenson

     and to:

     Passport Capital, LLC
     One Sansome Street, 39th Floor
     San Francisco, CA 94104
     Telephone: 415.399.7608
     Telecopy: (415) 399-7650
     Attention: John Burbank

     All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10.2 designate another address or Person for receipt of notices hereunder.

     10.3 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws and the terms and conditions thereof, the Lenders may assign any of their rights under this Agreement or the other Transaction Documents to any of their respective Affiliates. The Company may not assign any of its rights under this Agreement without the written consent of the Lenders. Except as provided in Article VII, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

     10.4  Amendment and Waiver.

     (a) No failure or delay on the part of the Company or the Lenders in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Lenders at law, in equity or otherwise.

     (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Lenders from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and the Lenders, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     10.5 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     10.6 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof.

     10.8 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     10.9 Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

     10.10 Entire Agreement. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

     10.11 Fees. The Company shall reimburse the Lenders for their fees, disbursements and other charges of counsel incurred in connection with the transactions contemplated by this Agreement (including, but without limitation, to advise on reporting obligations of the Lenders and filings with Commission); provided, that the aggregate amount of all such reimbursements in respect of the Lenders shall not exceed $7,500.

     10.12 Publicity; Confidentiality. Except as may be required by applicable Requirements of Law, none of the parties hereto shall issue a publicity release or public announcement or otherwise make any disclosure concerning this Agreement, the transactions contemplated hereby, the Lenders or the business, technology and financial affairs of the Company, without prior approval by the other parties hereto; provided, however, that nothing in this Agreement shall restrict any of the Lenders from disclosing information (a) that is already publicly available, (b) that was known to such Lender on a non-confidential basis prior to its disclosure by the Company, (c) that may be required or appropriate in response to any summons or subpoena or in connection with any litigation, provided that such Lender will use reasonable efforts to notify the Company in advance of such disclosure so as to permit the Company to seek a protective order or otherwise contest such disclosure, and such Lender will use reasonable efforts to cooperate, at the expense of the Company, with the Company in pursuing any such protective order, (d) to the extent that such Lender reasonably believes it appropriate in order to comply with any Requirement of Law, (e) to such Lender's or the Company's officers, directors, shareholders, advisors, employees, members, partners, controlling persons, auditors or counsel or (f) to Persons from whom releases, consents or approvals are required, or to whom notice is required to be provided, pursuant to the transactions contemplated by the Transaction Documents. If any announcement is required by any Requirement of Law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties reasonable opportunity to comment thereon. Each of the Lenders acknowledge that if such Lender becomes aware of Material Non-Public Information, such Lender's ability to trade in the Company's securities and to participate, to the extent otherwise eligible, in the Rights Offering would be restricted.

     10.13 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

             [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Convertible Note Purchase Agreement on the date first written above.

                                          CRITICAL PATH, INC.,
                                          a California corporation

                                          By: /s/ WILLIAM E. MCGLASHAN, JR.
                                            ------------------------------------
                                              Name: William E. McGlashan, Jr.
                                              Title:   Chairman and Chief
                                              Executive Officer

             SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT

                                          PERMAL U.S. OPPORTUNITIES LIMITED

                                          By: APEX CAPITAL, LLC,
                                              its Authorized Investment Advisor

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                              Title:   Manager and Principal

                                          ZAXIS PARTNERS, L.P.

                                          By: APEX CAPITAL, LLC,
                                              its General Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                              Title:   Manager and Principal

                                          ZAXIS EQUITY NEUTRAL, L.P.

                                          By: APEX CAPITAL, LLC,
                                              its General Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                              Title:   Manager and Principal

                                          ZAXIS OFFSHORE LIMITED

                                          By: APEX CAPITAL, LLC,
                                              its Authorized Investment Advisor

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                              Title:   Manager and Principal

                                          ZAXIS INSTITUTIONAL PARTNERS, L.P.

                                          By: APEX CAPITAL, LLC,
                                              its General Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                              Title:   Manager and Principal

                                          PASSPORT MASTER FUND, L.P.

                                          By:       /s/ JOHN BURBANK
                                            ------------------------------------
                                              Name: John Burbank
                                              Title:   Managing Partner

                                          CRITERION CAPITAL PARTNERS, LTD.

                                          By: Derivatives Portfolio Management,
                                              an authorized signatory

                                          By:     /s/ GUY J. CASTRANOVA
                                            ------------------------------------
                                              Name: Guy J. Castranova
                                              Title:  Chief Operating Officer

                                          CRITERION CAPITAL PARTNERS,
                                          INSTITUTIONAL

                                          By: Criterion Capital Partners, LLC,
                                              an authorized signatory

                                          By:     /s/ R. DANIEL BECKHAM
                                            ------------------------------------
                                              Name: R. Daniel Beckham
                                              Title:  Chief Operating Officer

                                          CRITERION CAPITAL PARTNERS, L.P.

                                          By: Criterion Capital Partners, LLC,
                                              an authorized signatory

                                          By:     /s/ R. DANIEL BECKHAM
                                            ------------------------------------
                                              Name: R. Daniel Beckham
                                              Title:  Chief Operating Officer

                  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                               AMENDMENT NO. 1 TO

                      CONVERTIBLE NOTE PURCHASE AGREEMENT

     AMENDMENT NO. 1, dated March 9, 2004 (this "Amendment"), among Critical Path, Inc., a California corporation (the "Company"), Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., and Passport Master Fund, L.P. (collectively with the Company, the "Parties"),

                                  WITNESSETH:

     WHEREAS, the Parties are each a party to that certain Convertible Note Purchase Agreement, dated January 16, 2004 (the "January 2004 Note Purchase Agreement"); and

     WHEREAS, the Company desires to enter into a Convertible Note Purchase Agreement, pursuant to which the Company proposes to issue and sell to Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Crosslink Crossover Fund IV, L.P., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P. and Capital Ventures International convertible notes having an aggregate principal amount of $18.5 million which notes will be convertible, subject to Stockholder Approval, into shares of Series E Redeemable Convertible Preferred Stock of the Company, par value $0.001 per share (the "March 2004 Note Purchase Agreement"); and

     WHEREAS, in connection with the execution of the March 2004 Note Purchase Agreement, the Parties desire to amend the January 2004 Note Purchase Agreement as set forth herein; and

     WHEREAS, capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the January 2004 Note Purchase
Agreement:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, for the covenants and agreements set forth in the January 2004 Note Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

          1.1 Amendments to the January 2004 Note Purchase Agreement. The January 2004 Note Purchase Agreement shall be amended as set forth below:

             (a) Section 1.1 of the January 2004 Note Purchase Agreement shall be amended to add the following:

                "March 2004 Note Purchase Agreement" means that certain Convertible Note Purchase Agreement, dated March 9, 2004, among Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Crosslink Crossover Fund IV, L.P., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P., Capital Ventures International and Critical Path, Inc., a California corporation (the "Company"), pursuant to which the Company shall issue and sell convertible notes in an aggregate principal amount of up to $18.5 million, which notes shall be convertible into Series E Preferred Stock, subject to Stockholder Approval and concurrently with the Conversion, or Common Stock, in each case in accordance with such agreement."

                "Subsequent Lenders" means the Lenders as defined in the March 2004 Note Purchase Agreement."

             (b) The third sentence of Section 2.1(a) of the January 2004 Note Purchase Agreement shall be deleted and replaced with the following:

                "If the Conversion has not occurred on or before August 15, 2004, the Notes shall thereafter be convertible at the option of each Lender only into shares of Common Stock in accordance with the terms thereof (all the shares of Common Stock issuable directly upon conversion of the Notes referred to herein as the "Common Shares")."

             (c) Section 2.4(e) of the January 2004 Note Purchase Agreement is hereby deleted and amended and restated in its entirety to read as follows:

                "(e) Subsequent Closing. The consummation of the Conversion (the "Subsequent Closing") shall take place concurrently with the Subsequent Closing under the Convertible Note Agreement and the Subsequent Closing under the March 2004 Note Purchase Agreement, as soon as practicable following the satisfaction of the closing conditions set forth in Article VI of this Agreement, Article VI of the Convertible Note Agreement and Article VI of the March 2004 Note Purchase Agreement (the "Subsequent Closing Date"), at the offices of Pillsbury Winthrop LLP, 50 Fremont Street, San Francisco, California, or at such other time and place as the Company, the Lenders, the General Atlantic Entities, the CK Purchasers and the Subsequent Lenders may mutually agree. At the Subsequent Closing, signature pages transmitted by facsimile will be acceptable, with originals to follow as soon as practicable thereafter."

             (d) In the first sentence of Section 2.5 of the January 2004 Note Purchase Agreement, the words "April 30" shall be deleted and replaced with the words "August 15".

             (e) Section 8.6 of the January 2004 Note Purchase Agreement shall be deleted and replaced with the following:

                "8.6 Purchases and Sales. In the event any Lender has become aware of or becomes aware of any material non-public information about the Company (which the parties hereby agree will include (but not be limited to) any information labeled by the Company to be material non-public information) ("Material Non-Public Information"), such Lender shall not purchase or sell any shares of the Company's capital stock (or securities exercisable or convertible for shares of the Company's capital stock) until the earlier of (a) such time as the information is no longer material as a matter of law (which the parties agree shall be a period of at least three months after becoming aware of such material non-public information), and (b) the time at which such information has been disseminated publicly by the Company, and in any event not in violation of the federal securities laws. Except as set forth in this Agreement, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Lender or its agents or counsel with any information that the Company believes constitutes Material Non-Public Information, unless prior thereto such Lender shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Lender shall be relying on the foregoing representations in effecting transactions in securities of the Company."

             (f) Article VIII of the January 2004 Note Purchase Agreement shall be amended to add a new Section 8.7 which shall read as follows:

                "8.7 Proxy Matters. Notwithstanding anything herein to the contrary, but subject to the provisions of Section 9.1 of this Agreement, if the Registration Statement (as defined in the Convertible Note Agreement) has not been declared effective by the Commission on or prior to May 15, 2004, subject to approval by the Board of Directors, the Company will promptly take all such actions as may be necessary to withdraw the Registration Statement, and the Company shall continue to have an obligation under Section 8.4 of this Agreement to seek Stockholder Approval. If the Company withdraws the Registration Statement pursuant to this Section 8.7 and receives Stockholder Approval, the Company may, subject to approval by the Board of Directors, file a subsequent registration statement with the Commission and provide the Company's shareholders the opportunity to participate in a subsequent rights offering."

             (g) In the first sentence of Section 9.1 of the January 2004 Note Purchase Agreement, the words "April 30" shall be deleted and replaced with the words "August 15".

          1.2 Amendments to Schedules to the January 2004 Note Purchase Agreement. Schedule 8.5 of the January 2004 Note Purchase Agreement is hereby deleted and amended and restated to read in its entirety in the form set forth as Annex 1 attached hereto.

          1.3 Counterparts. This Amendment may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages transmitted by facsimile will be acceptable, with originals to immediately follow.

          1.4 Continuing Agreement. Except as specifically amended hereby, all of the terms of the January 2004 Note Purchase Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

          1.5 Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          1.6 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof.

          1.7 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          1.8 Entire Agreement. This Amendment, together with the January 2004 Note Purchase Agreement and the exhibits and schedules thereto, and the other Transaction Documents, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Amendment and the January 2004 Note Purchase Agreement, together with the exhibits and schedules thereto, and the other Transaction Documents, supersede all prior agreements and understandings between the parties with respect to such subject matter.

             [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first written above.

                                          CRITICAL PATH, INC.,
                                          a California corporation

                                          By: /s/ WILLIAM E. MCGLASHAN, JR.
                                            ------------------------------------
                                            Name:    William E. McGlashan, Jr.
                                            Title:   Chairman, Chief Executive
                                                     Officer

    SIGNATURE PAGE TO AMENDMENT NO. 1 TO CONVERTIBLE NOTE PURCHASE AGREEMENT

                                          PERMAL U.S. OPPORTUNITIES LIMITED

                                          By: Apex Capital, LLC, its Authorized
                                              Investment Advisor

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                            Name:    Sanford J. Colen
                                            Title:   Manager and Principal

                                          ZAXIS PARTNERS, L.P.

                                          By: Apex Capital, LLC, its General
                                              Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                            Name:    Sanford J. Colen
                                            Title:   Manager and Principal

                                          ZAXIS EQUITY NEUTRAL, L.P.

                                          By: Apex Capital, LLC, its General
                                              Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                            Name:    Sanford J. Colen
                                            Title:   Manager and Principal

                                          ZAXIS OFFSHORE LIMITED

                                          By: Apex Capital, LLC, its Authorized
                                              Investment Advisor

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                            Name:    Sanford J. Colen
                                            Title:   Manager and Principal

                                          ZAXIS INSTITUTIONAL PARTNERS, L.P.

                                          By: Apex Capital, LLC, its General
                                              Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                            Name:    Sanford J. Colen
                                            Title:   Manager and Principal

    SIGNATURE PAGE TO AMENDMENT NO. 1 TO CONVERTIBLE NOTE PURCHASE AGREEMENT

                                          PASSPORT MASTER FUND

                                          By:        /s/ JOHN BURBANK
                                              ----------------------------------
                                            Name:    John Burbank
                                            Title:   Managing Partner

    SIGNATURE PAGE TO AMENDMENT NO. 1 TO CONVERTIBLE NOTE PURCHASE AGREEMENT

                                                                      APPENDIX I

                                  FORM OF NOTE

THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

                              CRITICAL PATH, INC.

                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE

                                    $

                           San Francisco, California
                                January   , 2004

     Critical Path, Inc., a California corporation (the "Company"), the principal office of which is located in San Francisco, California, for value
received hereby promises to pay to the order of           , or its registered
assigns ("Holder"), the sum of           dollars ($     ), or such lesser amount
as shall then equal the outstanding principal amount hereof on the terms and conditions set forth hereinafter. The outstanding principal amount hereof and all accrued and unpaid interest hereon, as set forth below, shall be due and
payable on the earlier to occur of (i) January   , 2008, (ii) when declared due
and payable by Holder upon the occurrence of an Event of Default (as defined below), (iii) consummation of a Qualified Asset Sale, (iv) a Change of Control, or (v) any sale of capital stock or Stock Equivalents by the Company, any cash capital contribution from any third person or any other debt or equity financing consummated by the Company after the date of issuance of this Note which, in the case of (v), individually or in the aggregate raises proceeds of at least forty million dollars ($40,000,000) in cash or cash equivalents (the earliest of the events set forth in items (i)-(v) immediately above, the "Maturity Date").

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1. Definitions. Except as otherwise defined herein, each capitalized term used herein shall have the meaning assigned to it in the Note Purchase Agreement, as in effect on the date hereof, and without regard to any subsequent termination of the Note Purchase Agreement. All other references to the Note Purchase Agreement in this Note refer to the Note Purchase Agreement as in effect on the date hereof, and without regard to any subsequent termination of the Note Purchase Agreement. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

          1.1 "Affiliate" means any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended.

          1.2 "Capitalized Lease Obligations" means, with respect to any Person, all rental obligations of such Person which, under GAAP, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

          1.3 "Change of Control" shall mean (i) any merger, consolidation or other business combination transaction (or series of related transactions) in which the stockholders owning a majority of the voting securities of the Company prior to such transaction do not own a majority of the voting securities of the surviving entity, (ii) any tender offer, exchange offer or other transaction whereby any Person or "group" (as defined in Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended) (other than General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAP-W, LLC, GAPCO GmbH & Co. KG, Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited and the Affiliates of the foregoing, provided that Affiliates shall be deemed not to include any portfolio companies of any of the foregoing) obtains a majority of the outstanding shares of capital stock entitled to vote in the election of directors, (iii) any proxy contest in which a majority of the Board of Directors of the Company (or persons appointed by such Board of Directors) prior to such contest do not constitute a majority of the Company's Board of Directors after such contest or (iv) any other transaction described in any stockholder rights agreement or "poison pill," if any, to which the Company is party, which may permit the holders of any rights or similar certificates to exercise the rights evidenced thereby.

          1.4 "Company" shall have the meaning set forth in the recitals hereto, and includes any corporation that shall succeed to or assume the obligations of the Company under this Note.

          1.5 "Common Conversion Date" shall have the meaning set forth in
     Section 3.1(b) hereof.

          1.6 "Common Stock" means the common stock, par value $0.001 per share, of the Company.

          1.7 "Conversion Date" shall mean the Subsequent Closing Date.

          1.8 "Domestic Subsidiary" shall have the meaning set forth in Section
     5.10 hereof.

          1.9 "Event of Default" shall have the meaning set forth in Section 6 hereof.

          1.10 "GA Notes" shall mean the Convertible Subordinated Promissory Notes, each dated November 26, 2003, issued by the Company to the GAP Entities pursuant to the Purchase and Exchange Agreement.

          1.11 "GAP Entities" shall mean General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC and GAPCO GmhH & Co. KG.

          1.12 "Guarantor" shall have the meaning set forth in the Security Agreement.

          1.13 "Holder" shall mean the registered holder of this Note from time to time, and in the plural, shall mean all registered holders of Notes from time to time issued by the Company pursuant to the Note Purchase Agreement.

          1.14 "Intercreditor Agreement" shall mean the Intercreditor Agreement, dated the date hereof, among the GAP Entities, Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P. and Passport Master Fund, L.P.

          1.15 "Interest Amount" shall have the meaning set forth in Section 3.1 hereof.

          1.16 "Investment" means (i) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets (other than equipment, inventory, supplies or other assets acquired in the ordinary course of business of the Company), capital stock, bonds, notes, debentures, partnership, joint venture or other ownership interests or other securities of any Person, (ii) any deposit with, or advance, loan or other extension of credit to, or on behalf of, any Person (other than deposits made in connection with the purchase of equipment, inventory, services, leases, supplies or other assets in the ordinary course of business of the Company), and (iii) any other capital contribution to or investment in any Person, including, without limitation, any guaranty obligation incurred for the benefit of any Person. For the sake of clarity, Investments shall include any transfer of property or assets by the Company to any of its Subsidiaries or by any Subsidiary of the Company to any other Subsidiary.

          1.17 "Loan Documents" shall have the meaning set forth in the Security Agreement.

          1.18 "Note" shall mean this note, and in the plural, shall mean all notes issued to the Lenders pursuant to the terms of the Note Purchase Agreement, including this Note, and all amendments, modifications and extensions thereto.

          1.19 "Note Purchase Agreement" means that certain Convertible Note
     Purchase Agreement, dated January   , 2004, among the Company, the Holder
     and the other parties thereto from time to time, and all amendments, modifications and extensions thereto.

          1.20 "Permitted Investments" means (i) Investments in cash or cash equivalents, (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments existing on the closing date, and listed on Schedule 3.27 to the Note Purchase Agreement, (iv) guaranty obligations permitted by Section 5.3 of this Agreement, (v) loans to employees, directors or officers of the Company in connection with the award of convertible bonds or capital stock under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement,
     (vi) other advances or loans to employees, directors, officers or agents of the Company in the ordinary course of business not to exceed $500,000 in the aggregate at any time outstanding; (vii) loans, advances and investments in foreign Subsidiaries (that are not incorporated or otherwise organized under the laws of the United States of America or any state thereof) in an amount not to exceed $1,000,000 in the aggregate at any time outstanding; (viii) any acquisition for which the prior written consent of the Holders of a majority of the outstanding principal amount of all of the Notes issued by the Company pursuant to the Note Purchase Agreement has been obtained, (ix) other loans, advances and investments of a nature not contemplated by the foregoing sections in an amount not to exceed $500,000 in the aggregate at any time outstanding or (x) Investments by the Company in the Guarantor.

          1.21 "Permitted Liens" shall have the meaning set forth in Section
     5.4.

          1.22 "Person" means any individual, firm, corporation, partnership, trust, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          1.23 "Price Per Share" shall have the meaning attributed to such term in the Series E Certificate of Determination, as filed with the Secretary of State of the State of California.

          1.24 "Purchase and Exchange Agreement" shall mean the Convertible Note Purchase and Exchange Agreement, dated November 18, 2003, among the Company, the GAP Entities, GAP-W, LLC and the other parties thereto, as amended.

          1.25 "Qualified Asset Sale" means the sale, transfer or other disposition of any of the assets of the Company or any of its Subsidiaries, other than (a) sales of assets in the ordinary course of business, (b) sales of assets where the proceeds are used to repay Indebtedness owing to SVB, (c) the sale, transfer or other disposition of assets of the Company where the proceeds are applied to the purchase price or traded in for credit against the purchase price of other assets, provided that any such purchase is made, or credit issued, within 90 days of the sale, transfer or other disposition, and (d) one or more sales of the Company's assets (other than sales otherwise included in clauses (a), (b), and (c) immediately above) which collectively yield up to an aggregate of one million dollars ($1,000,000) in gross proceeds to the Company while this Note is outstanding.

          1.26 "Restricted Payment" means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Company or any of its Subsidiaries or
     (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any shares of any class of capital stock of the Company or any Subsidiary or any option, warrant or other right to acquire any such shares of capital stock of the Company or any Subsidiary.

          1.27 "Security Agreement" means that certain Guaranty and Security Agreement, of even date herewith between the Company, Compass Holding Corp., the Lenders and the other parties thereto from time to time, and all amendments, modifications and extensions thereto.

          1.28 "Series E Conversion Price" shall have the meaning set forth in the Series E Certificate of Determination.

          1.29 "Series E Preferred Stock" means the Series E Preferred Stock, par value $0.001, of the Company.

          1.30 "Subordination Agreement" shall have the meaning set forth in
     Section 5.3.

          1.31 "Subsequent Closing Date" shall have the meaning set forth in
     Section 2.4(e) of the Note Purchase Agreement.

          1.32 "SVB" means Silicon Valley Bank, a California chartered bank, or any Affiliates thereof.

          1.33 "Ten Percent Holder" means, with respect to a class of equity securities of the Company, a Person (together with such Person's Affiliates) who, directly or indirectly, beneficially owns 9.9% or more of such class of equity securities of the Company, as defined by Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          1.34 "UCC" shall have the meaning set forth in Section 5.4.

     2. Interest. Simple interest shall accrue at the rate of ten percent (10%) per annum (or such lesser amount as shall equal the highest rate of interest allowable under applicable law) (the "Interest Rate"), on the outstanding principal of this Note from the date of this Note until the Maturity Date or the date this Note is otherwise repaid. The Company shall not be obligated to make any payments of interest which shall have accrued under this Note prior to the Maturity Date. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. In the event that the principal amount of this Note, any interest, or any amount payable hereunder is not paid in full when such amount becomes due and payable, or upon the occurrence of an Event of Default, interest shall accrue at the lesser of (a) the initial Interest Rate plus five percent (5%) per annum or (b) the highest rate of interest allowable under applicable law, on the balance of all amounts outstanding until such overdue amounts are paid or the Event of Default is cured, and such interest shall be payable on demand.

     3.  Conversion.

          3.1  Conversion.

          (a) On the Conversion Date, the principal amount of this Note plus the accrued and unpaid interest thereon (the "Interest Amount"), shall be automatically converted into the number of fully paid and nonassessable shares of Series E Preferred Stock equal to the quotient obtained by dividing (a) the entire principal amount of this Note plus the Interest Amount by (b) the Price Per Share.

          (b) In the event that the Conversion Date has not occurred on or prior to April 30, 2004 (the "Common Conversion Date"), then, following the Common Conversion Date, the principal amount of this Note plus the Interest Amount shall be convertible, at the option of Holder and from time to time, into Common Stock at a conversion price per share equal to $1.65, as adjusted for any stock dividends, stock splits or similar consolidations or subdivisions, following the date hereof; provided, however, that Holder shall not be permitted to convert any portion of the principal of this Note or the Interest Amount into Common Stock pursuant to this Section 3.1(b) if, at the time of such conversion, the conversion would cause Holder to be a Ten Percent Holder.

          3.2 Notice of Conversion. Upon conversion of this Note as provided in Section 3.1, Holder shall surrender this Note to the Company and shall state the name or names in which the certificate or certificates for such shares of Series E Preferred Stock or Common Stock, as the case may be, are to be issued. The Person or Persons entitled to receive the shares of Series E Preferred Stock or Common Stock, as the case may be, issuable upon such conversion shall be treated for all purposes as the record holder or holders (a) of such shares of Series E Preferred Stock as of the Conversion Date and (b) of such shares of Common Stock as of the date of any conversion pursuant to Section 3.1(b).

          3.3 Delivery of Stock Certificates. Upon conversion of this Note as provided in Section 3.1, the Company at its expense will issue and deliver to Holder of this Note a certificate or certificates (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company) for the number of full shares of Series E Preferred Stock or Common Stock, as the case may be, issuable upon such conversion.

          3.4 Mechanics and Effect of Conversion. No fractional shares of Series E Preferred Stock or Common Stock, as the case may be, shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to Holder upon the conversion of this Note, the Company shall pay to Holder the amount of outstanding principal and interest that is not so converted. Upon conversion of all amounts due under this Note, the Company shall be released from all of its obligations under this Note.

     4. Adjustments. The number of shares of Series E Preferred Stock or Common Stock convertible hereunder are subject to adjustment from time to time as follows:

          4.1 Merger, Sale of Assets, Etc. Subject to Section 4.2, if at any time while this Note remains outstanding and unexpired there shall be (a) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (b) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise or (c) a sale or transfer of the Company's stock, properties or assets as, or substantially as, an entirety to any other Person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that Holder shall thereafter be entitled to receive by converting this Note the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon conversion of this Note would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Note had been converted immediately before such reorganization, merger, consolidation, sale or transfer (notwithstanding that the Stockholder Approval may not yet have been obtained), all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation. If the per share consideration payable to Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors based on the amount the Holder would have otherwise been entitled to receive had the transaction or transactions not occurred. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Note with respect to the rights and interests of Holder after the transaction, to the end that the provisions of this Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Note. The Company shall be obligated to retain and set aside, or otherwise make fair provision for exercise of the right of the Holder to receive, the shares of stock and/or other securities, cash or other property provided for in this Section 4.1.

          4.2  Election of Holder upon Merger or Sale of
     Assets. Notwithstanding anything to the contrary contained herein, if an event shall occur as provided in Section 4.1 hereof that would otherwise result in the occurrence of the Maturity Date pursuant to clause (iii) or
     (iv) of the first paragraph of this Note, then the Holder may, in its sole discretion, by written notice to the Company elect to convert the principal amount of this Note plus the Interest Amount into the number of shares of stock or other securities or property described in Section 4.1, in lieu of receiving payment in full of all amounts outstanding under this Note. The number of shares of stock or other securities or property to be issued upon such conversion shall be determined in accordance with Section 4.1 hereof, taking into account the occurrence of such event.

          4.3 Reclassification, Etc. If the Company shall, at any time while this Note, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities of any other class or classes, this Note shall thereafter represent the right to acquire such number and kind of securities as would have been issuable with respect to the securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change, and the Price Per Share shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4.

          4.4 Split, Subdivision or Combination of Shares. If the Company at any time while this Note, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the shares of Series E Preferred Stock or Common Stock into a different number of securities of the same class, the Price Per Share or conversion price, as the case may be, shall be proportionately adjusted.

          4.5 Series E Adjustments. The initial Series E Conversion Price of the shares of Series E Preferred Stock issued upon conversion of this Note pursuant to Section 3.1 shall equal the Series E Conversion Price in effect on the Conversion Date, subject to the adjustment of such Series E Conversion Price from time to time thereafter as provided in the Series E Certificate of Determination.

          4.6 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

          4.7 No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

     5.  Covenants.  The Company covenants and agrees that until the earlier of
(i) the date on which all Obligations (as defined in the Security Agreement) have been paid in full or (ii) the date on which all amounts outstanding under the Notes have converted pursuant to Section 3.1(a) or Section 3.1(b):

          5.1 Financial Statements and Other Information. The Company shall deliver to the Holder of this Note the financial statements and other information required to be delivered under Section 8.1 of the Note Purchase Agreement.

          5.2 Financial Covenants. The Company shall at all times comply with the financial and other covenants set forth in Schedule 8.5 to the Note Purchase Agreement as if such covenants were set forth herein.

          5.3 Indebtedness. The Company shall not, and shall not permit any Subsidiary to, issue, incur, assume, create or have outstanding any Indebtedness, provided, however, that the foregoing shall not restrict nor operate to prevent:

             (a) Indebtedness in favor of the Holders under the Loan Documents;

             (b) Indebtedness existing on the date hereof, as set forth on
        Schedule 3.22 to the Note Purchase Agreement;

             (c) Indebtedness for accounts payable incurred in the ordinary course of business by the Company;

             (d) Indebtedness incurred solely for the purpose of financing the acquisition of any equipment, machinery, software, improvements or any other similar property, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, that the aggregate outstanding principal amount of all Indebtedness permitted pursuant to this clause (d) outstanding for more than sixty (60) days after the incurrence of such Indebtedness shall not at any time exceed $500,000;

             (e) Indebtedness of the Company evidenced by Capitalized Lease Obligations, provided, that in no event shall the aggregate principal amount of Capitalized Lease Obligations permitted by this clause (e) exceed $500,000 at any time outstanding; and

             (f) Any extension, renewal, refinancing, refunding, or replacement (each, a "refinancing") of Indebtedness permitted by clauses (b) and (e) above, on such terms and conditions as are, on the whole, not materially more onerous to the Company than the terms and conditions of such original Indebtedness on the date of such refinancing (including that the principal amount of such refinancing Indebtedness does not exceed the principal amount of, plus the amount of accrued and unpaid interest on, the Indebtedness so refinanced (plus the amount of reasonable premium and fees and expenses incurred in connection therewith)), provided that, in the case of a refinancing of Indebtedness owed by the Company or any Subsidiary to SVB, this clause (f) shall only apply to the extent consistent with the Subordination Agreement, dated as of the date hereof, by and among SVB, the Holders and the Company (the "Subordination Agreement").

          5.4 Liens. The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Company or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable), or assign any right to receive income or permit the filing of any financing statement under the Uniform Commercial Code, as from time to time in effect in the relevant jurisdiction (the "UCC"), or any other similar notice of Lien under any similar recording or notice statute; provided, that the provisions of this Section 5.4 shall not prevent the creation, incurrence, assumption or existence of the following:

             (a) Liens arising in the ordinary course of business by statute in connection with worker's compensation, unemployment insurance, old age benefits, social security obligations, statutory obligations or other similar charges (other then Liens arising under ERISA), good faith cash deposits in connection with tenders, contracts or leases to which the Company or any Subsidiary is a party or other cash deposits required to be made in the ordinary course of business, provided, that such Liens do not have a material adverse effect on the ability of the Company to repay amounts due under the Notes;

             (b) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

             (c) Liens in respect of property or assets of the Company or its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (i) which do not in the aggregate materially detract from the value of the Company's and its Subsidiaries' property or assets taken as a whole or result in a material adverse effect on the Condition of the Company or

        (ii) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

             (d) the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of liabilities of the Company and its Subsidiaries secured by a pledge of assets permitted under this subsection, including interest and penalties thereon, if any, shall not be in excess of $500,000 at any one time outstanding;

             (e) any interest or title of a lessor under any operating lease;

             (f) easements, rights-of-way, restrictions and other similar encumbrances against real property incurred in the ordinary course of business;

             (g) the Liens existing on the date hereof identified on Schedule
        3.22 to the Note Purchase Agreement;

             (h) Liens on cash deposited with account debtors to secure performance by the Company or any Subsidiary in the ordinary course of business subject to customary and reasonable terms;

             (i) Liens upon assets of the Company or its Subsidiaries subject to Capitalized Lease Obligations, provided, that (A) such Liens only serve to secure the payment of Indebtedness permitted by Section 5.3(e) arising under such Capitalized Lease Obligation and (B) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Company or its Subsidiaries;

             (j) Liens placed upon equipment, machinery, software, improvements or any other similar property, used in the ordinary course of business of the Company or any of its Subsidiaries at the time of the acquisition thereof by the Company or any of its Subsidiaries or within ninety (90) days thereafter to secure Indebtedness permitted by Section 5.3(d) above; provided, that the Liens encumbering the equipment, machinery software, improvements or any other similar property so acquired do not encumber any other asset of the Company or its Subsidiaries;

             (k) set-off rights of depository institutions; and

             (l) Liens created by the Security Agreement (collectively with clauses (a) through (k) hereof, the "Permitted Liens").

          5.5 Fundamental Changes. The Company will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or a series of transactions) all or substantially all of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) the Company or any of its Subsidiaries may, with the prior written consent of the Holders, merge with or into any other Person; (ii) any wholly-owned Subsidiary of the Company (other than the Guarantor) may merge with or into the Company or any other wholly-owned Subsidiary of the Company; (iii) any Subsidiary (other than the Guarantor, and except as otherwise prohibited by this Note) may sell, transfer, lease or otherwise dispose of its assets to the Company or to another wholly-owned Subsidiary of the Company; and (iv) any Subsidiary may liquidate or dissolve if the board of directors of the Company determine in good faith that such liquidation or dissolution is in its best interests and is not disadvantageous to the Holders.

          5.6 Restricted Payments. The Company will not, and the Company will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that (i) any Subsidiary may make a Restricted Payment to the Company or any of its wholly-owned Subsidiaries, and (ii) the Company or any of its Subsidiaries may make any

     Restricted Payment required by the terms of the Note Purchase Agreement and the other documents executed in connection therewith.

          5.7 Transactions with Affiliates. The Company will not, and the Company will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that are at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's length basis from unrelated third parties, (b) transactions exclusively between the Company and the Guarantor and (c) transactions under the agreements listed on Schedule 3.17 to the Note Purchase Agreement.

          5.8 Investments. The Company will not, and the Company will not permit any Domestic Subsidiary (as hereinafter defined) to, make an Investment in any Person, except for Permitted Investments.

          5.9 Nature of Business. The Company will not, and the Company will not permit any Subsidiary to, engage in any business other than that conducted on the date hereof and any businesses reasonably related thereto.

          5.10 Property of Existing Domestic Subsidiaries. The Company will not permit, or suffer to allow, any Subsidiary that is incorporated or otherwise organized under the laws of the United States of America or any state thereof (a "Domestic Subsidiary"), excluding the Guarantor, to (i) own, hold, lease, license, purchase or otherwise acquire any personal or real property (excluding any material intellectual property) in excess of $50,000 for all property held by such Subsidiary, or $250,000 in the aggregate for all property held by all Domestic Subsidiaries (ii) maintain any deposit account in its name, (iii) own or otherwise hold any rights to any material intellectual property or (iv) otherwise conduct any business or maintain operations.

          5.11 Formation of Subsidiaries. The Company will not, and will not cause or permit any of its Subsidiaries to, form, acquire or permit the existence of any new domestic Subsidiary, without causing such domestic Subsidiary to execute and deliver to the Holders a secured guaranty of the Notes and related security document, in form and substance satisfactory to the Holders.

          5.12 Books and Records. The Company shall keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and its Subsidiaries in accordance with GAAP consistently applied.

          5.13 Inspection. The Company shall, and shall cause each of its Subsidiaries to, permit representatives of the Holders to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with their respective directors, officers and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably requested upon notice to the Company.

          5.14 Maintenance of Business. The Company shall, and shall cause each Subsidiary to, preserve and maintain its existence. The Company shall, and shall cause each Subsidiary to, preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights, and other property rights necessary to the proper conduct of its business, except where the failure to do so could not reasonably be expected to have a material adverse effect on the Condition of the Company or on the prospects of repayment of the Notes.

          5.15 Maintenance of Properties. The Company shall, and shall cause each Subsidiary to, maintain, preserve and keep its property and equipment in good repair, working order and condition (ordinary wear and tear excepted) and shall from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall by fully preserved and maintained, except in each case to the extent that, in the reasonable business judgment of such Person, any such property or equipment is no longer necessary for the proper conduct of the business of such Person.

     6. The occurrence of any one or more of the following events shall constitute an "Event of Default":

          6.1 Failure To Pay. (i) The failure of the Company to pay any principal due under any of the Notes when due and payable (whether by acceleration, declaration, extension or otherwise), or (ii) the failure of the Company to pay any other amounts due under any of the Notes when due and payable if such failure is not cured within five (5) days of Company's receipt of notice thereof from any of the Holders.

          6.2 Financial Covenants. The failure of Company or any of its Subsidiaries to perform, observe or comply with any of the Financial Covenants set forth on Schedule 8.5 to the Note Purchase Agreement, and incorporated by reference in this Note in Section 5.2.

          6.3 Other Covenants and Agreements. The failure of Company or any of its Subsidiaries to perform, observe or comply with any of the covenants of this Note, the Security Agreement or any of the other Loan Documents (other than the Financial Covenants set forth on Schedule 8.5 to the Note Purchase Agreement, and incorporated by reference in this Note in Section 5.2), if such failure is not cured within sixty (60) days.

          6.4 Representations and Warranties. If any representation or warranty made by the Company or any of its Subsidiaries in the Loan Documents is not true and correct in all material respects on the Initial Closing Date.

          6.5 Default on Other Obligations. The occurrence of any condition or default under any other indebtedness for borrowed money of the Company or any of its Subsidiaries with a principal amount of at least five hundred thousand dollars ($500,000) that results in the acceleration of such indebtedness which is not cured within sixty (60) days.

          6.6 Involuntary Bankruptcy. There shall be filed against the Company or any of its Subsidiaries an involuntary petition or other pleading seeking the entry of a decree or order for relief under the United States Bankruptcy Code or any similar federal or state insolvency or similar laws ordering: (a) the liquidation of the Company or any of its Subsidiaries or
     (b) a reorganization of the Company or any of its Subsidiaries or the business and affairs of the Company or any of its Subsidiaries or (c) the appointment of a receiver, liquidator, assignee, custodian, trustee or similar official for the Company or any of its Subsidiaries of the property of the Company or any of its Subsidiaries.

          6.7 Voluntary Bankruptcy. The commencement by the Company or any of its Subsidiaries of a voluntary case under the federal bankruptcy laws or any federal or state insolvency or similar laws or the consent by the Company or any of its Subsidiaries to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or similar official for the Company or any of its Subsidiaries of any of the property of the Company or any of its Subsidiaries or the making by the Company or any of its Subsidiaries of an assignment for the benefit of creditors, or the failure by Company or any of its Subsidiaries generally to pay its debts as the debts become due.

          6.8 Judgments, Awards. Any judgment or order for the payment of money is rendered against the Company or any of its Subsidiaries in an amount in excess of five hundred thousand dollars ($500,000) individually or in the aggregate and either (i) enforcement proceedings are commenced by any creditor upon such judgment or order and not stayed, or (ii) there is any period of sixty (60) consecutive days during which such judgment has not been paid in full or a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect.

          6.9 Attachment by Lenders. Any assets of the Company or any of its Subsidiaries shall be attached, levied upon, seized or repossessed, or come into the possession of a trustee, receiver or other custodian and a determination by any Holder, in good faith but in its sole discretion, that the same could have a material adverse effect on the prospect for the Holders to fully and punctually realize the full benefits conferred on the Holders by the Loan Documents.

          6.10 Adverse Change in Financial Condition. Any event having a material adverse effect on the business, operations, assets, properties or condition of the Company and its Subsidiaries taken as a whole shall have occurred and be continuing or a material adverse effect on the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Holders hereunder or thereunder.

     7. Remedies. Upon and after the occurrence of an Event of Default, the Holder shall be entitled to the exercise the rights and remedies set forth in the Security Agreement, the other Loan Documents and under applicable law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently.

     8. Prepayment. The Company may not prepay this Note prior to the Maturity Date without the prior written consent of the Holders.

     9.  Seniority.

          (a) Except as set forth in the Subordination Agreement, the Notes will rank senior in right of payment to all other indebtedness of the Company, other than the GA Notes, with respect to which the Notes will be pari passu in right of payment in accordance with the Intercreditor Agreement.

          (b) Notwithstanding anything to the contrary contained in the Notes, this Note and the other Notes, and the terms and the conditions hereof and thereof, are subject to the Intercreditor Agreement.

     10.  Assignment.  Subject to the restrictions on transfer described in
Section 12 below, the rights and obligations of the Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. The Company shall not be permitted to assign this Note without the prior written consent of the Holders.

     11. Waiver of Notice. The Company hereby waives notice, presentment, demand, protest and notice of dishonor.

     12. Transfer of This Note. With respect to any offer, sale or other disposition of this Note, Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect); provided, that no opinion shall be required for any transfer to an Affiliate or if the transfer is made in compliance with the Securities Act, so long as the transferee can make the same representations and warranties at the time of transfer as set forth in Sections 4.5, 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11 of the Note Purchase Agreement. Promptly upon delivering such written notice and opinion, if so required, Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Notwithstanding the foregoing, the Holder shall not be permitted to transfer this Note to any Person who is not an Affiliate until the earlier of (i) the obtaining of Stockholder Approval, (ii) the receipt of written notice from the Company that Stockholder Approval cannot be obtained, or the occurrence of an actual vote of the Company's shareholders entitled to vote (whether by written consent or at a meeting specially called for such purpose), the result of which is a decision by a majority of the Company's shareholders entitled to vote to decline to grant Stockholder Approval, (iii) six (6) months from the date hereof and (iv) the occurrence of an Event of Default.

     13. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

     14. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally recognized courier service or mailed by registered or certified mail, postage prepaid, to the respective addresses of the parties as set forth on the signature pages hereto or if sent by facsimile to the respective facsimile numbers of the parties set forth on the signature pages hereto. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given and received when personally delivered or three (3) business days after deposited in the mail or one business day after sent by courier or upon confirmation of facsimile delivery in the manner set forth above.

     15. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon Holder or any other Person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

     16. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California, excluding that body of law relating to conflict of laws.

     17. Amendments and Waivers. No amendments or waivers of any provision of this Note, and no consent by the Holder to any departure by the Company, shall in any event be effective unless the same shall be in writing, and signed by the Holders of a majority of the outstanding principal amount of all of the Notes issued by the Company pursuant to the Note Purchase Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     18. Severability. Any provision of this Note that is prohibited or unenforceable in a jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     19. WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND THE HOLDER HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE COMPANY AND THE HOLDER MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS NOTE, ANY OF THE LOAN DOCUMENTS AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO DEBTOR-CREDITOR RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE COMPANY AND THE HOLDER, AND THE COMPANY AND THE HOLDER HEREBY AGREE THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE COMPANY AND THE HOLDER ARE HEREBY AUTHORIZED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE COMPANY AND THE HOLDER, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. EACH OF THE COMPANY AND THE HOLDER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     20. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

             [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the Company has caused this Note to be issued this day of January, 2004.

                                          Company:

                                          CRITICAL PATH, INC.,
                                          a California corporation

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          Critical Path, Inc.
                                          350 The Embarcadero
                                          San Francisco, CA 94105-1204
                                          Telecopy: (415) 541-2300
                                          Attention: Chief Financial Officer

                                          With a copy to:

                                          Pillsbury Winthrop LLP
                                          50 Fremont Street
                                          San Francisco, CA 94105
                                          Telecopy: (415) 983-1200
                                          Attention: Gregg Vignos, Esq.

Name of Holder:
              ----------------------------------------------------
Address:
       ------------------------------------------------------

       ------------------------------------------------------
Telephone
        ----------------------------------------------------
Facsimile
        -----------------------------------------------------

                            NOTE AMENDMENT AGREEMENT

     This NOTE AMENDMENT AGREEMENT, dated March 9, 2004 (this "Amendment"), by and among Critical Path, Inc., a California corporation (the "Company"), and each of the investors whose names and addresses are set forth on Schedule I hereto (each, an "Investor" and collectively, the "Investors"),

                                  WITNESSETH:

     WHEREAS, the Company and the Investors are parties to that certain Convertible Note Purchase Agreement, dated January 16, 2004, as amended by Amendment No. 1 to Convertible Note Purchase Agreement, dated of even date herewith (together, the "January 2004 Note Purchase Agreement"), pursuant to which the Company issued to each Investor a convertible subordinated promissory note in the principal amount set forth on Schedule I attached hereto (collectively, the "January Notes");

     WHEREAS, the Company desires to enter into a Convertible Note Purchase Agreement, pursuant to which the Company proposes to issue and sell to Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P. and Capital Ventures International convertible notes having an aggregate principal amount of $18.5 million which notes will be convertible, subject to Stockholder Approval, into shares of Series E Redeemable Convertible Preferred Stock of the Company, par value $0.001 per share (the "March 2004 Note Purchase Agreement"); and

     WHEREAS, in connection with the execution of the March 2004 Note Purchase Agreement, the Company and each of the Investors desire to amend the January Notes as set forth herein; and

     WHEREAS, capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the January Notes:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, for the covenants and agreements set forth in the January Notes, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Company and the Investors hereby agree as follows:

     1.1 Amendments to the January Notes. Each of the January Notes shall be amended as set forth below:

          (a) Section 3.1(b) of each of the January Notes shall be deleted in its entirety and replaced with the following:

             "In the event that the Conversion Date has not occurred on or prior to August 15, 2004 (the "Common Conversion Date"), then, following the Common Conversion Date, the principal amount of this Note plus the Interest Amount shall be convertible, at the option of Holder and from time to time, only into Common Stock at a conversion price per share equal to $1.65, as adjusted for any stock dividends, stock splits or similar consolidations or subdivisions, following the date hereof; provided, however, that Holder shall not be permitted to convert any portion of the principal of this Note or the Interest Amount into Common Stock pursuant to this Section 3.1(b) if, at the time of such conversion, the conversion would cause Holder to be a Ten Percent Holder."

          (b) The following three sentences shall be inserted at the end of the paragraph in Section 12 of each of the January Notes:

             "This Note is registered as to both principal and stated interest with the Company (or its agent) within the meaning of section 1.871-14(c)(1)(i) of the Income Tax Regulations. Accordingly, notwithstanding anything to the contrary in the preceding paragraph, this Note, together with any interest thereon, may be transferred only (i) upon surrender of the Note by the transferor to the Company (or its agent) and the reissuance of the Note (or the issuance of a new Note) to the transferee, or (ii) by transfer of the right to principal and interest through a book-entry system meeting the requirements of section 1.871-14(c)(1)(i)(B) of the Income Tax Regulations that is maintained by the Company (or its agent). In the case of a Holder that is not a "United States person" within the meaning of section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code"), so long as an exception under section 871(h)or section 881(c) of the Code does not apply, the Company (or its agent) shall not withhold any U.S. federal income tax with respect to such Holder provided that the Holder timely provides the Company (or its agent) with a statement that meets the requirements of section 871(h)(5) of the Code."

     1.2 Counterparts. This Amendment may be executed in any number of counterparts and by the parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages transmitted by facsimile will be acceptable, with originals to immediately follow.

     1.3 Continuing Agreement. Except as specifically amended hereby, all of the terms of the January Notes shall remain and continue in full force and effect and are hereby confirmed in all respects.

     1.4 Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     1.5 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof.

     1.6 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     1.7 Entire Agreement. This Amendment, together with the January Notes and the exhibits and schedules thereto, and the other Transaction Documents, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Amendment and the January Notes, together with the exhibits and schedules thereto, and the other Transaction Documents, supersede all prior agreements and understandings between the parties with respect to such subject matter.

             [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first written above.

                                          CRITICAL PATH, INC.,
                                          a California corporation

                                          By:/s/ WILLIAM E. MACGLASHAN, JR.
                                            ------------------------------------
                                            Name:    William E. McGlashan, Jr.
                                            Title:   Chairman, Chief Executive
                                              Officer

                                          PERMAL U.S. OPPORTUNITIES LIMITED

                                          By: Apex Capital, LLC, its Authorized
                                              Investment Advisor

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                            Name:    Sanford J. Colen
                                            Title:  Manager and Principal

                                          ZAXIS PARTNERS, L.P.

                                          By: Apex Capital, LLC, its General
                                              Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                            Name:    Sanford J. Colen
                                            Title:  Manager and Principal

                                          ZAXIS EQUITY NEUTRAL, L.P.

                                          By: Apex Capital, LLC, its General
                                              Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                            Name:    Sanford J. Colen
                                            Title:  Manager and Principal

                                          ZAXIS OFFSHORE LIMITED

                                          By: Apex Capital, LLC, its Authorized
                                              Investment Advisor

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                            Name:    Sanford J. Colen
                                            Title:  Manager and Principal

                                          ZAXIS INSTITUTIONAL PARTNERS, L.P.

                                          By: Apex Capital, LLC, its General
                                              Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                            Name:    Sanford J. Colen
                                            Title:  Manager and Principal

                                          PASSPORT MASTER FUND, L.P.

                                          By:       /s/ JOHN BURBANK
                                            ------------------------------------
                                            Name:    John Burbank
                                            Title:  Managing Partner

                                   SCHEDULE I

                         INVESTORS                             PRINCIPAL AMOUNT OF NOTE
                         ---------                             ------------------------
Permal U.S. Opportunities Limited...........................         $ 3,465,000
  c/o Apex Capital, LLC
  25 Orinda Way, Suite 300
  Orinda, CA 94563
  (925) 253-6125
Zaxis Equity Neutral, L.P. .................................         $   930,000
  c/o Apex Capital, LLC
  25 Orinda Way, Suite 300
  Orinda, CA 94563
  (925) 253-6125
Zaxis Institutional Partners, L.P. .........................         $   900,000
  c/o Apex Capital, LLC
  25 Orinda Way, Suite
  300 Orinda, CA 94563
  (925) 253-6125
Zaxis Offshore Limited......................................         $ 5,250,000
  c/o Apex Capital, LLC
  25 Orinda Way, Suite 300
  Orinda, CA 94563
  (925) 253-6125
Zaxis Partners, L.P. .......................................         $ 1,005,000
  c/o Apex Capital, LLC
  25 Orinda Way, Suite 300
  Orinda, CA 94563
  (925) 253-6125
Passport Master Fund, L.P. .................................         $ 3,750,000
  c/o Passport Capital, LLC
  One Sansome Street, 39th Floor
  San Francisco, CA 94104
  (415) 399-7608
Total:......................................................         $15,000,000

                                                                      APPENDIX J

                      CONVERTIBLE NOTE PURCHASE AGREEMENT
                                     AMONG
                              CRITICAL PATH, INC.,
                       PERMAL U.S. OPPORTUNITIES LIMITED,
                          ZAXIS EQUITY NEUTRAL, L.P.,
                      ZAXIS INSTITUTIONAL PARTNERS, L.P.,
                            ZAXIS OFFSHORE LIMITED,
                             ZAXIS PARTNERS, L.P.,
                       GUGGENHEIM PORTFOLIO COMPANY XIII,
                       CROSSLINK CROSSOVER FUND IV, L.P.,
                         SAGAMORE HILL HUB FUND, LTD.,
                       CRITERION CAPITAL PARTNERS, LTD.,
                   CRITERION CAPITAL PARTNERS, INSTITUTIONAL,
                      CRITERION CAPITAL PARTNERS, L.P. AND
                         CAPITAL VENTURES INTERNATIONAL
                            -----------------------
                              DATED: MARCH 9, 2004

                            -----------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ARTICLE I  DEFINITIONS......................................    1
  1.1   Definitions.........................................    1

ARTICLE II  PURCHASE AND SALE OF NOTES; CONVERSION;
EXCHANGE....................................................    7
  2.1   Purchase and Sale of Notes..........................    7
  2.2   Filings.............................................    8
  2.3   Certificate of Determination........................    8
  2.4   Closings; Deliveries................................    8
  2.5   Issuances of Common Shares..........................    9

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE
COMPANY.....................................................    9
  3.1   Corporate Existence and Power.......................    9
  3.2   Authorization; No Contravention.....................    9
  3.3   Governmental Authorization; Third Party Consents....   10
  3.4   Binding Effect......................................   10
  3.5   Litigation..........................................   10
  3.6   Compliance with Laws................................   10
  3.7   Capitalization......................................   10
  3.8   No Default or Breach; Contractual Obligations.......   11
  3.9   Title to Properties.................................   12
  3.10   Reports; Financial Statements......................   12
  3.11   Taxes..............................................   12
  3.12   No Material Adverse Change; Ordinary Course of
     Business...............................................   13
  3.13   Private Offering...................................   13
  3.14   Labor Relations....................................   13
  3.15   Employee Benefit Plans.............................   13
  3.16   Liabilities........................................   14
  3.17   Affiliate Transactions.............................   14
  3.18   Intellectual Property..............................   14
  3.19   Privacy of Customer Information....................   15
  3.20   Potential Conflicts of Interest....................   15
  3.21   Trade Relations....................................   16
  3.22   Outstanding Borrowing..............................   16
  3.23   Broker's, Finder's or Similar Fees.................   16
  3.24   Stockholder Approval...............................   16
  3.25   CCC Section........................................   16
  3.26   Disclosure.........................................   16
  3.27   Investments........................................   16
  3.28   Sarbanes-Oxley Compliance..........................   17

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF THE LENDERS...   17
  4.1   Existence and Power.................................   17
  4.2   Authorization; No Contravention.....................   18
  4.3   Governmental Authorization; Third Party Consents....   18

                                                              PAGE
                                                              ----
  4.4   Binding Effect......................................   18
  4.5   Purchase for Own Account............................   18
  4.6   Restricted Securities...............................   18
  4.7   Accredited Investor.................................   19
  4.8   Experience..........................................   19
  4.9   Access to Information...............................   19
  4.10   General Solicitation...............................   19
  4.11   Reliance...........................................   19
  4.12   Qualified Institutional Buyer......................   19
  4.13   Affiliate Status...................................   19
  4.14   Capital Stock Ownership............................   20

ARTICLE V  CONDITIONS TO INITIAL CLOSING....................   20
  5.1   Conditions to Lenders' Obligations..................   20
  5.2   Conditions to Company's Obligations.................   21

ARTICLE VI  CONDITIONS TO SUBSEQUENT CLOSING................   21
  6.1   Conditions to Lenders' Obligations..................   21
  6.2   Conditions to the Company's Obligations.............   21

ARTICLE VII  INDEMNIFICATION................................   21
  7.1   Indemnification.....................................   21
  7.2   Notification........................................   22
  7.3   Contribution........................................   22

ARTICLE VIII  COVENANTS.....................................   23
  8.1   Financial Statements and Other Information..........   23
  8.2   FIRPTA Certificate..................................   23
  8.3   Reservation of Common Stock.........................   24
  8.4   Stockholder Approval................................   24
  8.5   Financial Covenants.................................   24
  8.6   Purchases and Sales.................................   24
  8.7   Proxy Matters.......................................   24

ARTICLE IX  TERMINATION.....................................   25
  9.1   Termination.........................................   25

ARTICLE X  MISCELLANEOUS....................................   25
  10.1   Survival of Representations and Warranties.........   25
  10.2   Notices............................................   25
  10.3   Successors and Assigns; Third Party
     Beneficiaries..........................................   27
  10.4   Amendment and Waiver...............................   27
  10.5   Counterparts.......................................   27
  10.6   Headings...........................................   27
  10.7   Governing Law......................................   27
  10.8   Severability.......................................   27
  10.9   Rules of Construction..............................   27
  10.10   Entire Agreement..................................   27

                                                              PAGE
                                                              ----
  10.11   Fees..............................................   27
  10.12   Publicity; Confidentiality........................   28
  10.13   Further Assurances................................   28
  10.14   Waiver............................................   28

EXHIBITS
  A       Form of Note
  B       Form of Third Amended and Restated Registration Rights
          Agreement
  C       Form of Amended and Restated Series D Certificate of
          Determination
  D       Articles of Incorporation
  E       By-laws
  F       Form of Series E Certificate of Determination
  G       Form of Pillsbury Winthrop LLP Opinion

SCHEDULES
  2.1     Purchased Notes
  3.3     Government Authorizations; Consents
  3.5     Litigation
  3.7(a)  Capitalization
          Reports; Financial Statements
 3.10(a)
  3.12    Material Adverse Change
  3.17    Affiliate Transactions
  3.20    Potential Conflicts of Interest
  3.22    Outstanding Borrowing
  3.27    Investments
  4.14    Capital Stock Ownership
  8.5     Financial Covenants

                      CONVERTIBLE NOTE PURCHASE AGREEMENT

     CONVERTIBLE NOTE PURCHASE AGREEMENT, dated March 9, 2004 (this "Agreement"), among Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P. and Capital Ventures International (collectively, the "Lenders") and Critical Path, Inc., a California corporation (the "Company"),

     WHEREAS, on November 18, 2003, the Company entered into the Convertible Note Purchase and Exchange Agreement, as amended from time to time (the "November Convertible Note Agreement") with the General Atlantic Entities, GAP-W, LLC and the CK Purchasers pursuant to which (a) the Company issued $10 million in principal amount of 10% convertible secured notes to the General Atlantic Entities, and agreed to convert the notes into approximately 7.3 million shares, par value $0.001 per share, of Series E Redeemable Convertible Preferred Stock (the "Series E Preferred Stock"), and (b) the CK Purchasers agreed to exchange approximately $32.8 million in face value of CK Sub Notes for approximately 21.9 million shares of Series E Preferred Stock subject to Stockholder Approval (as hereinafter defined); and

     WHEREAS, on January 16, 2004, the Company entered into the Convertible Note Purchase Agreement, as amended from time to time (the "January Convertible Note Agreement") with Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P. and Passport Master Fund, L.P. (collectively, the "January 2004 Investors"), pursuant to which the Company issued $15 million in principal amount of 10% convertible secured notes to the January 2004 Investors, and agreed to convert such notes into approximately 10 million shares of Series E Preferred Stock subject to Stockholder Approval (as hereinafter defined); and

     WHEREAS, upon the terms and conditions set forth in this Agreement, the Company proposes to issue and sell, at the Initial Closing, convertible notes, substantially in the form attached hereto as Exhibit A (each a "Note" and, collectively, the "Notes") having an aggregate principal amount of eighteen million five hundred thousand dollars ($18,500,000), in the face amount set forth opposite such Lender's (as hereinafter defined) name on Schedule 2.1 hereto, that subject to the terms and conditions set forth in this Agreement and the Notes, are convertible either into Series E Preferred Stock or Common Stock, as more fully set forth in the Agreement and the Notes:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

          "Affiliate" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "Agreement" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

          "Amended and Restated Registration Rights Agreement" means the Third Amended and Restated Registration Rights Agreement, substantially in the form attached hereto as Exhibit B.

          "Amended and Restated Series D Certificate of Determination" means the Amended and Restated Certificate of Determination of Preferences of Series D Cumulative Redeemable Convertible

     Preferred Stock, substantially in the form attached hereto as Exhibit C, with such changes or limitations to the voting provisions thereof as may be necessary to comply with NASD Rule 4351 regarding the voting power of the Series D Preferred Stock, which shall be duly filed with the Secretary of State of the State of California as soon as practicable following Stockholder Approval.

          "Amendment to Preferred Stock Rights Agreement" means an amendment to the Company's Preferred Stock Rights Agreement to permit the Lenders to purchase securities being offered by the Company hereunder without causing such Lenders to become Acquiring Persons (as defined in the Preferred Stock Rights Agreement).

          "Articles of Incorporation" means the Amended and Restated Articles of Incorporation of the Company in effect on the Initial Closing Date and attached hereto as Exhibit D.

          "Board of Directors" means the Board of Directors of the Company.

          "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York or the State of California are authorized or required by law or executive order to close.

          "By-laws" means the by-laws of the Company in effect on the Initial Closing Date and attached hereto as Exhibit E.

          "CK Purchasers" means Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited and their transferees.

          "CK Sub Notes" means the 5     % Convertible Subordinated Notes, due
     April 1, 2005, issued by the Company pursuant to the Company's Indenture, dated March 31, 2000, and purchased by the CK Purchasers.

          "Claims" has the meaning set forth in Section 3.5 of this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

          "Commission" means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act and Exchange Act.

          "Common Stock" means the common stock of the Company, par value $0.001 per share.

          "Commonly Controlled Entity" means any entity which is under common control with the Company within the meaning of Code Section 414(b), (c),
     (m), (o) or (t).

          "Common Shares" has the meaning set forth in Section 2.1(a).

          "Common Shares Issuance Date" has the meaning set forth in Section
     2.5.

          "Company" has the meaning set forth in the preamble to this Agreement.

          "Company Plans" has the meaning set forth in Section 3.15 of this Agreement.

          "Condition of the Company" means the assets, business, properties, operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

          "Contingent Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, guaranty, letter of credit or other obligation, contractual or otherwise (the "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or

     (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

          "Contractual Obligations" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

          "Conversion" has the meaning set forth in Section 2.1(a).

          "Conversion Notice" has the meaning set forth in Section 2.5 of this Agreement.

          "Copyrights" means any foreign or United States copyright registrations and applications for registration thereof, and any non-registered copyrights.

          "Environmental Laws" means federal, state, local and foreign laws, principles of common laws, civil laws, regulations, and codes, as well as orders, decrees, judgments or injunctions, issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Exchangeable Shares" shall mean the Class A Non-Voting Preference Shares of Critical Path Messaging Co., an unlimited liability company existing under the laws of Nova Scotia, and a subsidiary of the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

          "Existing Convertible Note Agreements" means the November Convertible Note Agreement and the January Convertible Note Agreement.

          "Financial Statements" has the meaning set forth in Section 3.10 of this Agreement.

          "GAAP" means United States generally accepted accounting principles in effect from time to time.

          "General Atlantic Entities" means General Atlantic Partners 74, L.P., a Delaware limited partnership, GAP Coinvestment Partners II, L.P., a Delaware limited partnership, GapStar, LLC, a Delaware limited liability company, and GAPCO GmbH & Co. KG, a German limited partnership.

          "General Atlantic Notes" means the 10% convertible secured notes issued to the General Atlantic Entities pursuant to the November Convertible Note Agreement and held by the General Atlantic Entities or their permitted transferees.

          "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Indebtedness" means, as to any Person, (a) all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (c) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (f) all indebtedness secured by any Lien (other than Permitted Liens) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (g) any Contingent Obligation of such Person.

          "Indemnified Party" has the meaning set forth in Section 7.1 of this Agreement.

          "Indemnifying Party" has the meaning set forth in Section 7.1 of this Agreement.

          "Initial Closing" has the meaning set forth in Section 2.4(a) of this Agreement.

          "Initial Closing Date" has the meaning set forth in Section 2.4(a) of this Agreement.

          "Intellectual Property" has the meaning set forth in Section 3.18 of this Agreement.

          "Intercreditor Agreement" shall mean the Intercreditor Agreement, dated the date hereof, among the General Atlantic Entities, the January 2004 Investors and the Lenders.

          "Internet Assets" means any Internet domain names and other computer user identifiers and any rights in and to sites on the worldwide web, including rights in and to any text, graphics, audio and video files and html or other code incorporated in such sites.

          "Investment" means (i) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets (other than equipment, inventory, supplies or other assets acquired in the ordinary course of business of the Company), capital stock, bonds, notes, debentures, partnership, joint venture or other ownership interests or other securities of any Person, (ii) any deposit with, or advance, loan or other extension of credit to, or on behalf of, any Person (other than deposits made in connection with the purchase of equipment, inventory, services, leases, supplies or other assets in the ordinary course of business of the Company), (iii) any other capital contribution to or investment in such Person, including, without limitation, any guaranty obligation incurred for the benefit of such Person. For the sake of clarity, Investments shall include any transfer of property or assets by the Company to any of its Subsidiaries or by any Subsidiary of the Company to any other Subsidiary.

          "IP Agreements" has the meaning set forth in Section 3.18(a)(iii) of this Agreement.

          "Issuable Shares" has the meaning set forth in Section 2.1(a) of this Agreement.

          "January Convertible Note Agreement" has the meaning set forth in the recitals of this Agreement.

          "January 2004 Investors" has the meaning set forth in the recitals of this Agreement.

          "January 2004 Notes" means the 10% convertible secured notes issued to the January 2004 Investors pursuant to the January Convertible Note Agreement and held by the January 2004 Investors or their permitted transferees.

          "Knowledge" means the knowledge of the Company and Paul Bartlett, James Clark, Tracy Currie, Matthew Hobart, William E. McGlashan, Jr. and Michael J. Zukerman after due inquiry.

          "Lenders" means Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P. and Capital Ventures International and any transferees to whom the Notes purchased by any of the foregoing are transferred after the date hereof and in accordance with the terms of such Notes.

          "Liabilities" has the meaning set forth in Section 3.16 of this Agreement.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences).

          "Losses" has the meaning set forth in Section 7.1 of this Agreement.

          "Material Contractual Obligations" has the meaning set forth in
     Section 3.8 of this Agreement.

          "Material Non-Public Information" has the meaning set forth in Section
     8.6 of this Agreement.

          "NASD Rules" has the meaning set forth in Section 3.28(b).

          "Nasdaq" means The Nasdaq Stock Market, Inc.

          "Notes" has the meaning set forth in the recitals to this Agreement.

          "November Convertible Note Agreement" has the meaning set forth in the recitals of this Agreement.

          "Orders" has the meaning set forth in Section 3.2 of this Agreement.

          "Patents" means any foreign or United States patents and patent applications, including any divisions, continuations, continuations-in-part, substitutions or reissues thereof, whether or not patents are issued on such applications and whether or not such applications are modified, withdrawn or resubmitted.

          "Permitted Investments" means (i) Investments in cash or cash equivalents, (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments existing on the Initial Closing Date, and listed on Schedule 3.27 hereto, (iv) guaranty obligations permitted by Section 5.3 of the Security Agreement, (v) loans to employees, directors or officers of the Company in connection with the award of convertible bonds or capital stock under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement, (vi) other advances or loans to employees, directors, officers or agents of the Company in the ordinary course of business not to exceed $500,000 in the aggregate at any time outstanding; (vii) loans, advances and Investments in or by foreign Subsidiaries; (viii) any acquisition for which the prior written consent of the holders of a majority of the outstanding principal amount of (a) the General Atlantic Notes and (b) the January 2004 Notes has been obtained, (ix) other loans, advances and investments of a nature not contemplated by the foregoing sections in an amount not to exceed $500,000 in the aggregate at any time outstanding or (x) Investments by the Company in the Guarantor (as defined in the Security Agreement).

          "Permitted Liens" has the meaning set forth in the Note.

          "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Plan" means any employee benefit plan, arrangement, policy, program, agreement or commitment (whether or not an employee plan within the meaning of Section 3(3) of ERISA), including, without limitation, any employment, consulting or deferred compensation agreement, executive compensation, bonus, incentive, pension, profit-sharing, savings, retirement, stock option, stock purchase or severance pay plan, any life, health, disability or accident insurance plan, whether oral or written, whether or not subject to ERISA, as to which the Company or any Commonly Controlled Entity has or in the future could have any direct or indirect, actual or contingent liability.

          "Proxy Statement" has the meaning set forth in Section 8.4 of this Agreement.

          "Record Date" shall mean a date determined by the Board of Directors as the record date for determining the shareholders of the Company entitled to receive Series E Purchase Rights.

          "Requirements of Law" means, as to any Person, any law (including Environmental Laws), statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

          "Retiree Welfare Plan" means any welfare plan (as defined in Section 3(1) of ERISA) that provides benefits to current or former employees beyond their retirement or other termination of service (other than coverage mandated by Section 4980A of the Code, commonly referred to as "COBRA," the cost of which is fully paid by the current or former employee or his or her dependents).

          "Rights Offering" shall mean a rights offering for an aggregate amount of up to $21,000,000 of shares of Series E Preferred Stock pursuant to which the Company will distribute transferable rights to the Company's holders of Common Stock as of the Record Date.

          "Sarbanes-Oxley Act" has the meaning set forth in Section 3.28(a) of this Agreement.

          "SEC Reports" has the meaning set forth in Section 3.10 of this Agreement.

          "Securities" has the meaning set forth in Section 4.8 of this Agreement.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

          "Security Agreement" has the meaning set forth in the Notes.

          "Series D Preferred Stock" means the Series D Redeemable Convertible Participating Preferred Stock of the Company, par value $0.001 per share.

          "Series E Certificate of Determination" means the Certificate of Determination of Preferences of Series E Redeemable Convertible Preferred Stock, substantially in the form attached hereto as Exhibit F, with such changes or limitations to the voting provisions thereof as may be necessary to comply with NASD Rule 4351 regarding the voting power of the Series E Preferred Stock, which certificate shall be duly filed with the Secretary of State of the State of California as soon as practicable following Stockholder Approval.

          "Series E Preferred Stock" has the meaning set forth in the recitals to this Agreement.

          "Series E Purchase Rights" means those rights to purchase Series E Preferred Stock issued in the Rights Offering.

          "Software" means any computer software programs, source code, object code, data and documentation, including, without limitation, any computer software programs that incorporate and run the Company's pricing models, formulae and algorithms.

          "Stock Equivalents" means any security or obligation which is by its terms convertible into or exchangeable or execrable for shares of common stock or other capital stock of the Company, and any option, warrant or other subscription or purchase right with respect to common stock or such other capital stock.

          "Stock Option Plans" means the Company's stock option plans and employee purchase plans pursuant to which shares of restricted stock and options to purchase shares of Common Stock are reserved and available for grant to officers, directors, employees and consultants of the Company.

          "Stockholder Approval" has the meaning set forth in Section 3.24 of this Agreement.

          "Subordination Agreement" has the meaning set forth in the Notes.

          "Subsequent Closing" has the meaning set forth in Section 2.4(e) of this Agreement.

          "Subsequent Closing Date" has the meaning set forth in Section 2.4(e) of this Agreement.

          "Subsidiaries" means, as of the relevant date of determination, with respect to any Person, a corporation or other Person of which 50% or more of the voting power of the outstanding voting equity securities or 50% or more of the outstanding economic equity interest is held, directly or indirectly, by such Person. Unless otherwise qualified, or the context otherwise requires, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

          "Taxes" means any federal, state, provincial, county, local, foreign and other taxes (including, without limitation, income, profits, windfall profits, alternative, minimum, accumulated earnings, personal holding company, capital stock, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto, and including expenses associated with contesting any proposed adjustments related to any of the foregoing.

          "Trade Secrets" means any trade secrets, research records, processes, procedures, manufacturing formulae, technical know-how, technology, blue prints, designs, plans, inventions (whether patentable and whether reduced to practice), invention disclosures and improvements thereto.

          "Trademarks" means any foreign or United States trademarks, service marks, trade dress, trade names, brand names, designs and logos, corporate names, product or service identifiers, whether registered or unregistered, and all registrations and applications for registration thereof.

          "Transaction Documents" means, collectively, this Agreement, the Amended and Restated Registration Rights Agreement, the Notes, the Security Agreement, the Subordination Agreement, the Intercreditor Agreement, the Amendment to the Preferred Stock Rights Agreement and the Waivers.

          "Waivers" means the waivers and consents, dated the date hereof, executed by (i) the requisite holders of our Series D Preferred Stock, (ii) the requisite General Atlantic Entities, CK Purchasers and Vectis CP Holdings, LLC, and (iii) a majority of the outstanding principal amount of all of the January 2004 Notes, in each case to consent to and approve, to the extent necessary, the transactions and agreements contemplated by the Transaction Documents and to waive any rights they may have under that certain Stockholders Agreement dated as of November 8, 2001.

          "Warrant" or "Warrants," as the case may be, means those certain warrants to purchase Common issued to General Atlantic Entities pursuant to that certain Stock and Warrant Purchase and Exchange Agreement, dated as of November 8, 2001.

                                   ARTICLE II

                PURCHASE AND SALE OF NOTES; CONVERSION; EXCHANGE

     2.1  Purchase and Sale of Notes.

     (a) Subject to the terms and conditions of this Agreement, on the Initial Closing Date, each of the Lenders, severally and not jointly, agrees to purchase, and the Company agrees to sell and issue to each Lender, a Note, in the principal amount set opposite such Lender's name on Schedule 2.1 hereto. Each of the Notes shall be due and payable upon the terms and conditions set forth in the Notes and herein. Subject to Stockholder Approval and the terms and conditions of this Agreement, on the Subsequent Closing Date, the Notes shall convert into shares of Series E Preferred Stock in accordance with the terms thereof, and the Company shall issue to each Lender that number of shares of Series E Preferred Stock issuable upon such conversion, in exchange for the surrender to the Company by each Lender of its Notes (the "Conversion") (all of the shares of Series E Preferred Stock issuable upon conversion of the Notes referred to herein as the "Issuable Shares"). If the Conversion has not occurred on or before August 15, 2004, the Notes shall thereafter be convertible at the option of each Lender only into shares of Common

Stock in accordance with the terms thereof (all the shares of Common Stock issuable directly upon conversion of the Notes referred to herein as the "Common Shares").

     (b) All payments by the Company under the Notes of principal and interest shall be as set forth in the Notes.

     2.2 Filings. As promptly as practicable following the Stockholder Approval and upon the terms and conditions of this Agreement, on or before the Subsequent Closing Date, the Company shall file with the Secretary of State of the State of California: (a) an amendment to the Amended and Restated Articles of Incorporation to increase the authorized common stock and preferred stock of the Company; and (b) the Series E Certificate of Determination.

     2.3 Certificate of Determination. The Issuable Shares shall have the preferences and rights set forth in the Series E Certificate of Determination, with such changes or limitations to the voting provisions thereof as may be necessary to comply with NASD Rule 4351. The Common Shares shall have the preferences and rights set forth in the Articles of Incorporation.

     2.4  Closings; Deliveries.

     (a) Initial Closing. The purchase and sale of the Notes under this Agreement (the "Initial Closing") shall be held as soon as practicable following the date of this Agreement (the "Initial Closing Date"), at the offices of Pillsbury Winthrop LLP, 50 Fremont Street, San Francisco, California, or at such other time and place as the Company and the Lenders may mutually agree. At the Initial Closing, signature pages transmitted by facsimile will be acceptable, with originals to immediately follow.

     (b) Deliveries by the Company and the Lenders on the Date Hereof. On the date hereof, (i) the Company shall execute and deliver to each Lender and each Lender shall execute and deliver to the Company this Agreement.

     (c) Deliveries by the Company at the Initial Closing. At the Initial Closing, subject to the terms and conditions hereof, the Company shall execute (except for the Waivers) and deliver to each Lender:

          (i) the Amended and Restated Registration Rights Agreement;

          (ii) such other documentation required to be provided by the Company pursuant to Section 5.1;

          (iii) a Note, in the form attached hereto as Exhibit A, in the principal amount set forth opposite such Lender's name on Schedule 2.1;

          (iv) the Waivers;

          (v) a copy of the Amendment to Preferred Stock Rights Agreement; and

          (vi) the Security Agreement and the related security documents required or contemplated by the Security Agreement.

     (d) Deliveries by Each Lender at the Initial Closing. At the Initial Closing, subject to the terms and conditions hereof, each Lender shall:

          (i) execute and deliver to the Company the Amended and Restated Registration Rights Agreement; and

          (ii) loan to the Company, in the form of a check or wire transfer, that amount set forth opposite such Lender's name on Schedule 2.1.

     (e) Subsequent Closing. The consummation of the Conversion (the "Subsequent Closing") shall take place concurrently with the Subsequent Closings under the Existing Convertible Note Agreements as soon as practicable following the satisfaction of the closing conditions set forth in Article VI of this Agreement and Article VI of the Existing Convertible Note Agreements (the "Subsequent Closing Date"), at the offices of Pillsbury Winthrop LLP, 50 Fremont Street, San Francisco, California, or at such other time and place as the Company, the Lenders, the General Atlantic Entities, the CK Purchasers and the January 2004 Investors may mutually agree. At the Subsequent Closing, signature pages transmitted by facsimile will be acceptable, with originals to immediately follow.

     (f) Deliveries by the Company at the Subsequent Closing. At the Subsequent Closing, subject to the terms and conditions hereof, the Company shall execute and deliver to:

          (i) each Lender, a certificate or certificates in definitive form and registered in the name of each Lender, representing such Lender's Issuable Shares; and

          (ii) each Lender, such other documentation evidencing the satisfaction of the conditions set forth in Section 6.1.

     (g) Deliveries by Each Lender at the Subsequent Closing. At the Subsequent Closing, subject to the terms and conditions hereof, each Lender shall execute and deliver to the Company its Notes together with duly executed note powers for such Notes.

     2.5 Issuances of Common Shares. If the Conversion has not occurred on or before August 15, 2004, subject to and in accordance with the provisions of the Notes, thereafter upon surrender by a Lender of a Note to the Company, together with a notice with duly executed note powers (the "Conversion Notice"), also specifying the portion of the Note to be converted, the Company shall, or shall cause its transfer agent to issue and deliver to the address as specified in the Conversion Notice (the date of each such delivery, a "Common Shares Issuance Date"), a certificate or certificates in definitive form and in such denominations as may be requested by such Lender in the Conversion Notice, registered in the name of such Lender, for the number of Common Shares to which such Lender shall be entitled upon such conversion. If a Note has been surrendered only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to such Lender a new Note evidencing the remaining balance, which new Note shall in all other respects be identical to the Note surrendered.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each of the Lenders that, except as disclosed or incorporated by reference in the SEC Reports or the Disclosure
Schedules:

     3.1 Corporate Existence and Power. The Company and each of its Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged; (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the Condition of the Company and (d) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents. No jurisdiction, other than those referred to in clause (c) above, has claimed, in writing or otherwise, that the Company or any of its Subsidiaries is required to qualify as a foreign corporation or other entity therein, and the Company or any of its Subsidiaries does not file any franchise, income or other tax returns in any other jurisdiction based upon the ownership or use of property therein or the derivation of income therefrom.

     3.2 Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby (a) subject to Stockholder Approval with respect to the matters set forth in Section 3.24, have been duly authorized by all necessary corporate action of the Company; (b) subject to Stockholder Approval with respect to the matters set forth in Section 3.24, do not contravene the terms of the Articles of Incorporation or the By-laws; (c) do not violate, conflict with or result in any breach, default or contravention of (or with due notice or lapse of time or both would result in any breach, default or contravention of), or the creation of any Lien under, any Contractual Obligation of the Company or any of its Subsidiaries or any Requirement of Law applicable to the Company or any of its Subsidiaries except such violations or conflicts that would not reasonably be expected to have a material adverse effect on the Condition of the Company; and (d) do not violate any judgment, injunction, writ, award, decree or order of any nature (collectively, "Orders") of any Governmental Authority against, or binding upon, the Company or any of its Subsidiaries.

     3.3 Governmental Authorization; Third Party Consents. Except for the Stockholder Approval and as set forth in Schedule 3.3, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale, issuance and delivery of the Issuable Shares or the Common Shares) by, or enforcement against, the Company of this Agreement and the other Transaction Documents or the transactions contemplated hereby and thereby, other than (a) the notification to The NASDAQ National Market for the listing of the shares of Common Stock issuable upon conversion of the Series E Preferred Stock or the Notes, as the case may be, and applicable blue-sky filings, (b) such as have already been obtained or such exemptive filings as may be required under applicable securities laws, and (c) such other filings as may be required following the Initial Closing Date or the Subsequent Closing Date under the Securities Act, the Exchange Act and corporate law.

     3.4 Binding Effect. This Agreement and each of the other Transaction Documents to which the Company is a party have been duly executed and delivered by the Company, and this Agreement and each of the other Transaction Documents to which the Company is a party constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

     3.5 Litigation. Except as set forth on Schedule 3.5, there are no actions, suits, proceedings, claims, complaints, disputes, arbitrations or investigations (collectively, "Claims") pending or, to the Knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries that seeks in excess of $50,000 in damages nor is the Company aware that there is any basis for any of the foregoing. The foregoing includes, without limitation, Claims pending or, to the Knowledge of the Company, threatened or any basis therefor known by the Company involving the prior employment of any employee of the Company or any of its Subsidiaries, their use in connection with the business of the Company or any of its Subsidiaries of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers. No Order has been issued by any court or other Governmental Authority against the Company or any of its Subsidiaries purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any of the other Transaction Documents.

     3.6 Compliance with Laws. The Company and each of its Subsidiaries is in compliance in all material respects with all Requirements of Law and all Orders issued by any court or Governmental Authority against the Company in all respects. To the Company's Knowledge, there are no Requirements of Law which could reasonably be expected to prohibit or restrict the Company or any of its Subsidiaries from, or otherwise materially adversely effect the Company or any of its Subsidiaries in, conducting its business in any jurisdiction in which it now conducts its business.

     3.7 Capitalization.

     (a) (i) As of the Initial Closing, the authorized capital stock of the Company consists of (A) 125,000,000 shares of Common Stock, of which 21,171,399 shares are issued and outstanding, (B) one share of Special Voting Stock, par value $0.001 per share, of the Company, which is issued and outstanding, (C) 75,000 shares of Series C Preferred Stock, par value $0.001 per share, of the Company, of which no shares are issued and outstanding, (D) 4,188,587 shares of Series D Preferred Stock, all of which are issued and outstanding, and (E) 736,412 shares of undesignated "blank check" preferred stock. As of the date of this Agreement, the aggregate number of shares of restricted stock and options to purchase shares of Common Stock which may be issued under the Stock Option Plans are 19,079,109, of which 12,449,551 have been granted. The Company has reserved an adequate number of shares of Common Stock for issuance upon conversion of the Issuable Shares. In addition, as of the Initial Closing, there were 110,209 Exchangeable Shares issued and outstanding, each of which is convertible into one share of Common Stock.

          (ii) As of the Subsequent Closing Date, the authorized capital stock of the Company shall consist of (A) 200,000,000 shares of Common Stock, (B) one share of Special Voting Stock, par value $0.001 per share, of the Company (C) 75,000 shares of Series C Preferred Stock, par value $0.001 per share, of the Company, (D) 4,188,587 shares of Series D Preferred Stock,
     (E) a sufficient number of shares of Series E Preferred Stock to issue the Issuable Shares, convert 69,149 shares of Series D Preferred Stock into 733,333 shares of Series E Preferred Stock held by MBCP Peerlogic LLC and its affiliates issued in connection with the settlement of certain claims and to consummate the transactions contemplated by the Existing Convertible Note Agreements and the Rights Offering, and (F) a number of shares of undesignated "blank check" preferred stock agreed upon by the Company, the Lenders, the General Atlantic Entities and the CK Purchasers.

          (iii) Except as set forth on Schedule 3.7(a) and except for the Warrants, there are no options, warrants, conversion privileges, subscription or purchase rights or other rights presently outstanding to purchase or otherwise acquire (A) any authorized but unissued, unauthorized or treasury shares of the Company's capital stock, (B) any Stock Equivalents or (C) any other securities of the Company and there are no commitments, contracts, agreements, arrangements or understandings to which the Company is a party to issue any shares of the Company's capital stock or any Stock Equivalents or other securities of the Company.

     (b) Upon the Initial Closing Date, the Notes shall be duly authorized, and assuming the accuracy of the representations and warranties of the Lenders set forth in Article IV of this Agreement, will be issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws and will be free and clear of all other Liens.

     (c) Upon the Subsequent Closing Date, the Issuable Shares shall be duly authorized, and when issued and delivered to the Lenders and upon the consummation of the Conversion on the Subsequent Closing Date, will be validly issued, fully paid and non-assessable, and assuming the accuracy of the representations and warranties of the Lenders set forth in Article IV of this Agreement, will be issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws and will be free and clear of all other Liens. Upon the Subsequent Closing Date, the shares of Common Stock issuable upon conversion of the Issuable Shares shall have been duly reserved for issuance and will be validly issued, fully paid and non-assessable and not subject to any preemptive rights or similar rights that have not been satisfied, will be issued in compliance with the registration and qualification requirements of all applicable federal and state securities laws and will be free and clear of all other Liens. None of the issued and outstanding shares of Common Stock were issued in violation of any preemptive rights.

     (d) Upon each Common Shares Issuance Date, the Common Shares then issuable shall be duly authorized, and when issued and delivered to the Lenders in accordance with the terms and conditions of the Notes, will be validly issued, fully paid and non-assessable, and assuming the accuracy of the representations and warranties of the Lenders set forth in Article IV of this Agreement, will be issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws and will be free and clear of all other Liens.

     3.8 No Default or Breach; Contractual Obligations. All of the Contractual Obligations to which the Company or any of its Subsidiaries is a party, whether written or oral, which are required by the Exchange Act to be disclosed in the SEC Reports (collectively, "Material Contractual Obligations") are valid, subsisting, in full force and effect and binding upon the Company or its Subsidiary, as the case may be, and the other parties thereto, and the Company or its Subsidiary, as the case may be, has paid in full or accrued all amounts due thereunder and has satisfied in full or provided for all of its liabilities and obligations thereunder, except for such amounts as are being contested by the Company in good faith. Neither the Company nor any of its Subsidiaries has received notice of a default and is not in default under, or with respect to, any Material Contractual Obligation nor, to the Knowledge of the Company, does any condition exist that with notice or lapse of time or both would constitute a default thereunder. To the Knowledge of the Company, no other party to any such Contractual Obligation is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default by such other party thereunder.

     3.9 Title to Properties. The Company and each of its Subsidiaries has good, record and marketable title in fee simple to, or holds interests as lessee under leases in full force and effect in, all real property used in connection with its business or otherwise owned or leased by it. The Company and each of its Subsidiaries owns and has good, valid and marketable title to all of its properties and assets used in its business or reflected as owned on the Financial Statements, in each case free and clear of all Liens, except for Permitted Liens, or that would required to be described in the notes to the Financial Statements.

     3.10  Reports; Financial Statements.

     (a) As of the respective dates of their filing with the Commission, all reports, registration statements and other filings, together with any amendments thereto, filed by the Company with the Commission since June 30, 2000 (the "SEC Reports"), complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, except as disclosed in the SEC Reports. The SEC Reports did not at the time they were filed with the Commission, or will not at the time they are filed with the Commission, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company has delivered or made available to the Lenders true and complete copies of, or will make available at each Lender's request the SEC Reports and any exhibits thereto. Except as set forth in Schedule 3.10(a), the Company is not aware of any issues raised by the Commission with respect to any of the SEC Reports, other than those disclosed in the SEC Reports.

     (b) The consolidated financial statements (including, in each case, any related schedules or notes thereto) contained in or incorporated by reference in the SEC Reports and any such reports, registration statements and other filings to be filed by the Company with the Commission prior to the Initial Closing Date or the Subsequent Closing Date, as the case may be (the "Financial Statements"),
(i) have been or will be prepared in accordance with the published rules and regulations of the Commission and GAAP consistently applied during the periods involved (except as may be indicated in the notes thereto) and (ii) fairly present or will fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and the consolidated results of operations, statements of stockholders' equity and cash flows for the periods indicated, except that any unaudited interim financial statements were or will be subject to normal and recurring year-end adjustments and may omit footnote disclosure as permitted by regulations of the Commission.

     3.11 Taxes. (a) The Company and each of its Subsidiaries has paid all Taxes which have come due and are required to be paid by it through the date hereof, and all deficiencies or other additions to Tax, interest and penalties owed by it in connection with any such Taxes, other than Taxes being disputed by the Company in good faith for which adequate reserves have been made in accordance with GAAP; (b) the Company and each of its Subsidiaries has timely filed or caused to be filed all returns for Taxes that it is required to file on and through the date hereof (including all applicable extensions), and all such Tax returns are accurate and complete in all material respects; (c) with respect to all Tax returns of the Company and each of its Subsidiaries, (i) there is no unassessed Tax deficiency proposed or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries and (ii) no audit is in progress with respect to any return for Taxes, no extension of time is in force with respect to any date on which any return for Taxes was or is to be filed and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax; (d) all provisions for Tax liabilities of the Company and each of its Subsidiaries have been disclosed in the Financial Statements and made in accordance with GAAP consistently applied, and all liabilities for Taxes of the Company and each of its Subsidiaries attributable to periods prior to or ending on the Initial Closing Date or the Subsequent Closing Date, as the case may be, have been adequately disclosed in the Financial Statements; and (e) there are no Liens for Taxes on the assets of the Company or any of its Subsidiaries, other than Permitted Liens.

     3.12 No Material Adverse Change; Ordinary Course of Business. Except as set forth on Schedule 3.12, since December 31, 2002, (a) there has not been any material adverse change in the Condition of the Company, (b) neither the Company nor any of its Subsidiaries has participated in any transaction material to the Condition of the Company, including, without limitation, declaring or paying any dividend or declaring or making any distribution to its stockholders except out of the earnings of the Company or its Subsidiary, as the case may be, (c) neither the Company nor any of its subsidiaries has entered into any Material Contractual Obligation, other than in the ordinary course of business and (d) there has not occurred a material change in the accounting principles or practice of the Company or any of its Subsidiaries except as required by reason of a change in GAAP.

     3.13 Private Offering. Neither the Company nor any authorized Person acting on its behalf has, in connection with the offer, sale, exchange or issuance of the Notes, the Issuable Shares or the Common Shares, engaged in (a) any form of general solicitation or general advertising (as those terms are used within the meaning of Rule 502(c) under the Securities Act), (b) any action involving a public offering within the meaning of Section 4(2) of the Securities Act, or (c) any action that would require the registration under the Securities Act of the offering, sale, exchange or issuance of the Notes and the Issuable Shares pursuant to this Agreement or that would violate applicable state securities or "blue sky" laws. As used herein, the terms "offer" and "sale" have the meanings specified in Section 2(3) of the Securities Act.

     3.14 Labor Relations. Except as could not reasonably be expected to have a material adverse effect on the Condition of the Company: (a) neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice; (b) there is no strike, labor dispute, slowdown or stoppage pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries; (c) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or contract; and (d) no union organizing activities are taking place. To the Knowledge of the Company, no officer or key employee, or any group of key employees, intends to terminate their employment with the Company or any of its Subsidiaries. To the Knowledge of the Company, each of the officers and key employees of the Company and each of its Subsidiaries spends all, or substantially all, of his business time on the business of the Company or its Subsidiary, as the case may be. To the Knowledge of the Company, none of the employees of the Company or any of its Subsidiaries is resident in the United States in violation of any Requirement of Law.

     3.15  Employee Benefit Plans.

     (a) The SEC Reports list or describe each Plan that the Company or any of its Subsidiaries maintains or to which the Company or any of its Subsidiaries contributes (the "Company Plans"). Neither the Company nor any of its Subsidiaries has any liability under any Plans other than the Company Plans. Except as described in or incorporated by reference in the SEC Reports, neither the Company nor any Commonly Controlled Entity maintains or contributes to, or has within the preceding six years maintained or contributed to, or may have any liability with respect to any Plan subject to Title IV of ERISA or Section 412 of the Code or any "multiple employer plan" within the meaning of the Code or ERISA. Each Company Plan (and related trust, insurance contract or fund) has been established and administered in accordance with its terms, and complies in form and in operation with the applicable requirements of ERISA and the Code and other applicable Requirements of Law. All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each Company Plan.

     (b) No Claim with respect to the administration or the investment of the assets of any Company Plan (other than routine claims for benefits) is pending.

     (c) Except as could not reasonably be expected to have a material adverse effect on the Condition of the Company, each Company Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period since its adoption; each trust created under any such Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation.

     (d) No Company Plan is a Retiree Welfare Plan.

     (e) Neither the consummation of the transactions contemplated by this Agreement nor any termination of employment following such transactions will accelerate the time of the payment or vesting of, or increase the amount of, compensation due to any employee or former employee whether or not such payment would constitute an "excess parachute payment" under Section 280G of the Code.

     (f) There are no unfunded obligations under any Company Plan which are not fully reflected in the Financial Statements.

     (g) Except as could not reasonably be expected to have a material adverse effect on the Condition of the Company, the Company has no liability, whether absolute or contingent, including any obligations under any Company Plan, with respect to any misclassification of any person as an independent contractor rather than as an employee.

     3.16 Liabilities. Neither the Company nor any of its Subsidiaries has any direct or indirect obligation or liability (the "Liabilities") which are not fully reflected or reserved against in the Financial Statements, other than Liabilities not exceeding $1,000,000 in the aggregate incurred since December 31, 2003 in the ordinary course of business. The Company has no Knowledge of any circumstance, condition, event or arrangement that could reasonably be expected to give rise hereafter to any Liabilities of the Company or any of its Subsidiaries that, individually or in the aggregate, could have a material adverse effect on the Condition of the Company.

     3.17 Affiliate Transactions. Except as set forth on Schedule 3.17, in the twelve (12) months preceding the date hereof, neither the Company nor any of its Subsidiaries has sold, leased or otherwise transferred any property or assets to, or purchased, leased or otherwise acquired any property or assets from, or otherwise engaged in any other transactions with, any of its Affiliates, except in (a) transactions that are at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's length basis from unrelated third parties, (b) transactions exclusively between the Company and one or more if its Subsidiaries, or between two or more Subsidiaries of the Company, and which do not involve any other Affiliate and
(c) transactions under the agreements listed on Schedule 3.17 hereto.

     3.18  Intellectual Property.

     (a) (i) The Company and each of its Subsidiaries is the owner of all, or has the license or right to use, sell and license all of, the Copyrights, Patents, Trade Secrets, Trademarks, Internet Assets, Software and other proprietary rights (collectively, "Intellectual Property") that are used in connection with its business as presently conducted, free and clear of all Liens, other than Permitted Liens.

          (ii) None of the Intellectual Property is subject to any outstanding Order, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the Knowledge of the Company, threatened, which challenges the validity, enforceability, use or ownership of the item.

          (iii) The Company and each of its Subsidiaries has substantially performed all obligations imposed upon it under all Intellectual Property licenses, sublicenses, distributor agreements and other agreements under which the Company or any of its Subsidiaries is either a licensor, licensee or distributor, except such licenses, sublicenses and other agreements relating to off-the-shelf software which is commercially available on a retail basis and used solely on the computers of the Company or its Subsidiaries (collectively, the "IP Agreements"). The Company and each of its Subsidiaries is not, nor to the Knowledge of the Company is any other party thereto, in breach of or default thereunder in any respect, nor is there any event which with notice or lapse of time or both would constitute a default thereunder. All of the IP Agreements are valid, enforceable and in full force and effect, and will continue to be so on identical terms immediately following the Initial Closing and the Subsequent Closing, as the case may be, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

          (iv) None of the Intellectual Property currently sold or licensed by the Company or any of its Subsidiaries to any Person or used by or licensed to the Company or any of its Subsidiaries by any Person infringes upon or otherwise violates any Intellectual Property rights of others, except as could not reasonably be expected to have a material adverse effect on the Condition of the Company.

     (b) No litigation is pending and no Claim has been made against the Company or any of its Subsidiaries or, to the Knowledge of the Company, is threatened, contesting the right of the Company or any of its Subsidiaries to sell or license to any Person or use the Intellectual Property presently sold or licensed to such Person or used by the Company or any of its Subsidiaries. To the Knowledge of the Company, no Person is infringing upon or otherwise violating the Intellectual Property rights of the Company or any of its Subsidiaries.

     (c) No former employer of any employee of the Company or any of its Subsidiaries has made a claim against the Company or any of its Subsidiaries or, to the Knowledge of the Company, against any other Person, that such employee or such consultant is utilizing Intellectual Property of such former employer.

     (d) To the Knowledge of the Company, none of the Trade Secrets, wherever located, the value of which is contingent upon maintenance of confidentiality thereof, has been disclosed to any Person other than employees, representatives and agents of the Company or any of its Subsidiaries, except as required pursuant to the filing of a patent application by the Company or any of its Subsidiaries.

     (e) It is not necessary for the business of the Company or any of its Subsidiaries to use any Intellectual Property owned by any director, officer, employee or consultant of the Company or any of its Subsidiaries (or persons the Company or any of its Subsidiaries presently intends to hire). To the Company's Knowledge, at no time during the conception or reduction to practice of any of the Intellectual Property of the Company or any of its Subsidiaries was any developer, inventor or other contributor to such Intellectual Property operating under any grants from any Governmental Authority or subject to any employment agreement, invention assignment, nondisclosure agreement or other Contractual Obligation with any Person that could materially adversely affect the rights of the Company or any of its Subsidiaries to its Intellectual Property.

     3.19 Privacy of Customer Information. Neither the Company nor any of its Subsidiaries use any of the customer information it receives through its website or otherwise in an unlawful manner, or in a manner violative of the privacy policy of the Company or its Subsidiary, as the case may be, or the privacy rights of its customers. Neither the Company nor any of its Subsidiaries has collected any customer information through its website in an unlawful manner or in violation of its privacy policy. The Company and each of its Subsidiaries has adequate security measures in place to protect the customer information it receives through its website and which it stores in its computer systems from illegal use by third parties or use by third parties in a manner violative of the rights of privacy of its customers. The Company and each of its Subsidiaries represents to its customers that it assures complete security as to the customer information it receives through its website.

     3.20 Potential Conflicts of Interest. Except as set forth on Schedule 3.20, no officer, director or stockholder beneficially owning more than five percent (5%) of the outstanding shares of Common Stock, to the Knowledge of the Company, no spouse of any such officer, director or stockholder, and, to the

Knowledge of the Company, no Affiliate of any of the foregoing (a) owns, directly or indirectly, any interest in (excepting less than one percent (1%) stock holdings for investment purposes in securities of publicly held and traded companies), or is an officer, director, employee or consultant of, any Person which is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, or customer of, or lender to or borrower from, the Company or any of its Subsidiaries; (b) owns, directly or indirectly, in whole or in part, any tangible or intangible property that the Company or any of its Subsidiaries use, in the conduct of business; or (c) has any cause of action or other claim whatsoever against, or owes or has advanced any amount to, the Company or any of its Subsidiaries, except for claims in the ordinary course of business such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements existing on the date hereof.

     3.21 Trade Relations. There exists no actual or, to the Knowledge of the Company, threatened termination, cancellation or limitation of, or any material adverse modification or change in, the business relationship of the Company or any of its Subsidiaries, or the business of the Company or any of its Subsidiaries, with any customer or supplier or any group of customers or suppliers whose purchases or inventories provided to the business of the Company or any of its Subsidiaries are individually or in the aggregate material to the Condition of the Company.

     3.22 Outstanding Borrowing. Schedule 3.22 sets forth the amount of all Indebtedness of the Company and each of its Subsidiaries as of the date hereof, the Liens that relate to such Indebtedness and that encumber the Assets and the name of each lender thereof. No Indebtedness is entitled to any voting rights in any matters voted upon by the holders of the Common Stock.

     3.23 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries or any action taken by any such Person.

     3.24 Stockholder Approval. The approval on the first attempt of (a) more than fifty percent (50%) of the outstanding shares of Common Stock and the votes represented by the Special Voting Stock, voting together as a class, and (b) more than fifty percent (50%) of the outstanding shares of Series D Preferred Stock, voting separately as a class, such stockholders present in person or proxy at a properly convened meeting of the Company's stockholders ("Stockholder Approval") are the stockholders' consents required for the (i) filing of (A) the Amended and Restated Series D Certification of Determination and (B) the Series E Certificate of Determination; (ii) the authorization and the issuance of shares of Series E Preferred Stock authorized for issuance in the Series E Certificate of Determination; (iii) the reservation and issuance of shares of Common Stock upon conversion of the shares of Series D Preferred Stock and the shares of Series E Preferred Stock and upon exercise of the Warrants; (iv) an amendment to the Amended and Restated Articles of Incorporation to increase the authorized shares of common stock and preferred stock, and (v) the Warrant Amendment (as defined in the November Convertible Note Agreement).

     3.25 CCC Section. The Board of Directors has taken all action necessary to exempt from the provisions of Section 1203 of the California Corporations Code, to the extent applicable, this Agreement, any acquisition by the Lenders of Notes and the Issuable Shares or Common Shares pursuant to this Agreement and the Series E Certificate of Determination, each as applicable, and any conversion by the Lenders of Issuable Shares into shares of Common Stock.

     3.26 Disclosure. This Agreement and the documents and certificates furnished to the Lenders by the Company do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

     3.27  Investments.  As of the date hereof, except as set forth on Schedule
3.27 hereto, neither the Company nor any of its Subsidiaries has made an Investment in any Person, other than a Permitted Investment.

     3.28  Sarbanes-Oxley Compliance.

     (a) The financial statements of the Company, together with the related schedules and notes, that are incorporated by reference in the Registration Statement and the Prospectus filed with the Commission on December 24, 2003, as amended: (i) present fairly, in all material respects, the financial position of the Company as of the dates indicated and the results of operations and cash flows of the Company for the periods specified; (ii) have been prepared in compliance with requirements of the Exchange Act and in conformity with generally accepted accounting principles in the United States applied on a consistent basis during the periods presented and the schedules included in the Registration Statement present fairly, in all material respects, the information required to be stated therein; and (iii) comply with the antifraud provisions of the Federal securities laws. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement and the Prospectus that are not included as required by the Securities Act. All non-GAAP financial measures included or incorporated by reference in the Registration Statement or the Prospectus comply in all material respects with the applicable requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules and regulations promulgated by the Commission thereunder.

     (b) The Company's Board of Directors has validly appointed an Audit Committee whose composition satisfies the requirements of Rule 4350A(d)(2) of the Rules of the National Association of Securities Dealers, Inc. (the "NASD Rules") and the Board of Directors and/or the Audit Committee has adopted a charter that satisfies the requirements of Rule 4350A(d)(1) of the NASD Rules.

     (c) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange
Act). Such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company's principal executive officer and principal financial officer by others within the Company. As of the end of the Company's last completed fiscal quarter, such disclosure controls and procedures were effective to perform the functions for which they were established, and the Company will use commercially reasonable efforts to ensure that the Company's disclosure controls and procedures remain effective to perform the functions for which they were established. The Company's auditors and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal controls over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting. The principal executive officer and the principal financial officers of the Company have made all certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission thereunder, and the statements contained in any such certification are complete and correct. The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act that are effective and applicable to the Company, except for the requirements of the Sarbanes-Oxley Act which are not yet required to be complied with by the Company. The Company has established procedures to implement timely additional rules and regulations applicable to the Company that may be promulgated by the Commission pursuant to the Sarbanes-Oxley Act.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE LENDERS

     Each of the Lenders hereby represents and warrants, severally and not jointly, to the Company as follows:

     4.1 Existence and Power. Such Lender (a) is a limited partnership, corporation, partnership or limited liability company duly organized and validly existing under the laws of the jurisdiction of its formation and (b) has the requisite partnership, corporate or limited liability company, as the case may be, power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party.

     4.2 Authorization; No Contravention. The execution, delivery and performance by such Lender of this Agreement and each of the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, (a) have been duly authorized by all necessary partnership, corporate or limited liability company, as the case may be, action, (b) do not contravene the terms of such Lender's organizational documents, or any amendment thereof,
(c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of such Lender or any Requirement of Law applicable to such Lender, and (d) do not violate any Orders of any Governmental Authority against, or binding upon, such Lender.

     4.3 Governmental Authorization; Third Party Consents. Except for the Stockholder Approval, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Lender of this Agreement and each of the other Transaction Documents to which it is a party or the transactions contemplated hereby and thereby.

     4.4 Binding Effect. This Agreement and each of the other Transaction Documents to which such Lender is a party, have been duly executed and delivered by such Lender, and this Agreement and each of the other Transaction Documents to which such Lender is a party, constitute the legal, valid and binding obligations of such Lender, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

     4.5 Purchase for Own Account. The Notes and the Issuable Shares or Common Shares to be acquired by such Lender, respectively, are being or will be acquired for its own account and with no intention of distributing or reselling such Notes, Issuable Shares or Common Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, any state of the United States or any foreign jurisdiction, without prejudice, however, to the rights of such Lender at all times to sell or otherwise dispose of all or any part of such Notes, Issuable Shares or Common Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of such Lender's property being at all times within its control. If such Lender should in the future decide to dispose of any of such Notes, Issuable Shares or Common Shares, such Lender understands and agrees that it may do so only in compliance with the Securities Act and applicable state and foreign securities laws, as then in effect. Such Lender agrees to the imprinting for so long as required by law, of a legend on certificates representing all of its Notes, Issuable Shares or Common Shares and shares of Common Stock issuable upon conversion of its Issuable Shares to the following effect:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN JURISDICTION. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

     4.6 Restricted Securities. Such Lender understands that the Notes, the Issuable Shares and the Common Shares will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Agreement is exempt pursuant to Section 4(2) of the Securities Act and that the reliance of the Company on such exemption is predicated in part on such Lender's representations set forth herein.

     4.7 Accredited Investor. Such Lender is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

     4.8 Experience. Such Lender, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in its Notes, Issuable Shares or Common Shares (the "Securities"), and has so evaluated the merits and risks of such investment. Such Lender is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

     4.9 Access to Information. Such Lender has reviewed the SEC Reports and has been afforded: (a) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (b) access to publicly available information about the Company and the Subsidiaries and the Condition of the Company sufficient to enable it to evaluate its investment; and (c) the opportunity to obtain such additional publicly available information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Lender or its representatives or counsel shall modify, amend or affect such Lender's right to rely on the truth, accuracy and completeness of the SEC Reports and the Company's representations and warranties contained in the Transaction Documents.

     4.10 General Solicitation. Such Lender is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

     4.11 Reliance. Such Lender understands and acknowledges that: (a) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (b) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Lender hereby consents to such reliance.

     4.12 Qualified Institutional Buyer. Such Lender is a "qualified institutional buyer" as defined in Rule 144A(a)(1) of the Securities Act, as presently in effect.

     4.13 Affiliate Status. Such Lender is not an Affiliate of any director, officer or substantial shareholder of the Company for purposes of Rule 4350(i)(1)(A) of the NASD, Inc. Marketplace Rules. In addition, except as disclosed on Schedule 4.14, each Lender represents that it is not an Affiliate of the other Lenders or the January 2004 Investors and that Lenders have not entered into an agreement, arrangement or understanding with each other or any other holder of the Company's securities for the purpose of holding, acquiring, voting or disposing of any securities of the Company. Except as disclosed on
Schedule 4.14, the obligations of each Lender under any Transaction Document are several and not joint with the obligations of any other Lender, and no Lender shall be responsible in any way for the performance of the obligations of any other Lender under any Transaction Document. Except as disclosed on Schedule 4.14, the decision of each Lender to purchase Securities pursuant to this Agreement has been made by such Lender independently of any other Lender and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of any Subsidiary which may have been made or given by any other Lender or by any agent or employee of any other Lender, and no Lender or any of its agents or employees shall have any liability to any other Lender (or any other person) relating to or arising from any such information, materials, statements or opinions. Except as disclosed on Schedule 4.14, nothing contained herein or in any Transaction Document, and no action taken by any

Lender pursuant thereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lenders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Except as disclosed on Schedule 4.14, each Lender acknowledges that no other Lender has acted as agent for such Lender in connection with making its investment hereunder and that no other Lender will be acting as agent of such Lender in connection with monitoring its investment hereunder. Except as disclosed on Schedule 4.14, each Lender shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose. The Lenders acknowledge that the Company has elected to provide all Lenders with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Lenders.

     4.14 Capital Stock Ownership. Schedule 4.14 sets forth a complete list of the capital stock, Common Stock Equivalents or other securities of the Company (and any options, warrants, conversion privileges, subscription purchase rights or other rights presently outstanding to purchase or otherwise acquire any of the foregoing) beneficially owned (as defined in Rule 13d-3 under the Exchange
Act) by each Lender and its respective Affiliates as of the date hereof.

                                   ARTICLE V

                         CONDITIONS TO INITIAL CLOSING

     5.1 Conditions to Lenders' Obligations. Each of the Lenders' obligation to consummate the transactions contemplated by the Initial Closing pursuant to this Agreement is subject to the fulfillment at or prior to the Initial Closing of the following conditions, any of which may be waived in whole or in part by such Lender:

     (a) Representations and Warranties. The representations and warranties made by the Company in Article III hereof shall be true and correct on the Initial Closing Date.

     (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Initial Closing Date shall have been performed or complied with.

     (c) Compliance Certificate. The Company shall have delivered to the Lenders a certificate of the Company, executed by the Chief Executive Officer of the Company and dated as of the Initial Closing Date, certifying to the fulfillment of the conditions specified in Section 5.1(a) and Section 5.1(b) hereof.

     (d) Secretary's Certificate. The Company shall have delivered to the Lenders a certificate from the Company, in form and substance satisfactory to the Lenders, dated as of the Initial Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying (i) that the Company is in good standing with the Secretary of State of the State of California and (ii) that the attached copies of the Articles of Incorporation, the By-laws, and resolutions of the Board of Directors of the Company approving this Agreement and each of the applicable Transaction Documents and the transactions contemplated hereby and thereby, are all true, complete and correct and remain unamended and in full force and effect.

     (e) Satisfactory Release of Liens. The Company shall have delivered to the Lenders satisfactory evidence of the release of all Liens, except for Permitted Liens, on the assets of the Company and its Subsidiaries in order to ensure the Lender's first priority security interests upon the filing of applicable UCC-1's.

     (f) Opinion of Counsel. The Company shall have caused the opinion of Pillsbury Winthrop LLP, dated the Initial Closing Date, relating to the transactions contemplated by the Initial Closing, substantially in the form attached hereto as Exhibit G to be delivered to the Lenders.

     (g) SVB Consent. The Company shall have delivered to the Lenders the written consent of Silicon Valley Bank to the execution, delivery and performance of the Transaction Documents and all of the transactions contemplated therein.

     5.2 Conditions to Company's Obligations. The Company's obligation to consummate the transactions contemplated by the Initial Closing pursuant to this Agreement is subject to the fulfillment at or prior to the Initial Closing of the following conditions, any of which may be waived in whole or in part by the
Company:

     (a) Representations and Warranties. The representations and warranties made by the Lenders in Article IV hereof shall be true and correct on the Initial Closing Date.

     (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Lenders on or prior to the Initial Closing Date shall have been performed or complied with.

                                   ARTICLE VI

                        CONDITIONS TO SUBSEQUENT CLOSING

     6.1 Conditions to Lenders' Obligations. Each of the Lenders' obligation to consummate the Conversion at the Subsequent Closing pursuant to this Agreement is subject to the fulfillment at or prior to the Subsequent Closing of the following conditions:

     (a) Compliance with Laws. The issuance of the Issuable Shares by the Company hereunder shall be legally permitted by all laws and regulations to which the Company is subject.

     (b) Stockholder Approval. The Company shall have delivered to the Lenders satisfactory evidence of the Stockholder Approval.

     (c) Amendment to the Amended and Restated Articles of Incorporation. The Company shall have duly filed with the Secretary of State of the State of California and caused to become effective an amendment to the Amended and Restated Articles of Incorporation to increase the authorized common stock and preferred stock of the Company.

     (d) Certificate of Determination. The Company shall have duly filed with the Secretary of State of the State of California the Series E Certificate of Determination.

     6.2 Conditions to the Company's Obligations. The Company's obligation to consummate the Conversion at the Subsequent Closing pursuant to this Agreement is subject to the fulfillment at or prior to the Subsequent Closing of the following condition:

     (a) Stockholder Approval. The Company shall have received satisfactory evidence of the Stockholder Approval.

                                  ARTICLE VII

                                INDEMNIFICATION

     7.1 Indemnification. Except as otherwise provided in this Article VII, the Company (the "Indemnifying Party") agrees to indemnify, defend and hold harmless each of the Lenders and their Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners, members and controlling persons (each, an "Indemnified Party") to the fullest extent permitted by law from and against any and all losses, Claims, or written threats thereof (including, without limitation, any Claim by a third party), damages, expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) or other liabilities (collectively, "Losses") resulting from or arising out of any breach of any representation or warranty, covenant or agreement by the Company in this Agreement, the Amended and Restated Registration Rights Agreement, the Notes or the Security Agreement. The amount of any payment to any Indemnified Party herewith in respect of any Loss shall be of sufficient amount to make such Indemnified Party whole for any diminution in value of the Issuable Shares or Common Shares, as applicable, directly caused by such breach. In connection with the obligation of the Indemnifying Party to indemnify for expenses as set forth above, the Indemnifying Party shall, upon presentation of appropriate invoices containing reasonable detail, reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party) as they are incurred by such Indemnified Party; provided, however, that if an Indemnified Party is reimbursed under this Article VII for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the willful misconduct or gross negligence of such Indemnified Party.

     7.2 Notification. Each Indemnified Party under this Article VII shall, promptly after the receipt of notice of the commencement of any Claim against such Indemnified Party in respect of which indemnity may be sought from the Indemnifying Party under this Article VII, notify the Indemnifying Party in writing of the commencement thereof. The omission of any Indemnified Party to so notify the Indemnifying Party of any such action shall not relieve the Indemnifying Party from any liability which it may have to such Indemnified Party (a) other than pursuant to this Article VII or (b) under this Article VII unless, and only to the extent that, such omission results in the Indemnifying Party's forfeiture of substantive rights or defenses. In case any such Claim shall be brought against any Indemnified Party, and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. Notwithstanding the foregoing, in any Claim in which both the Indemnifying Party, on the one hand, and an Indemnified Party, on the other hand, are, or are reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel and to control its own defense of such Claim if, in the reasonable opinion of counsel to such Indemnified Party, either (x) one or more defenses are available to the Indemnified Party that are not available to the Indemnifying Party or (y) a conflict or potential conflict exists between the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable; provided, however, that the Indemnifying Party (i) shall not be liable for the fees and expenses of more than one counsel to all Indemnified Parties and (ii) shall reimburse the Indemnified Parties for all of such fees and expenses of such counsel incurred in any action between the Indemnifying Party and the Indemnified Parties or between the Indemnified Parties and any third party, as such expenses are incurred; provided, however, that if an Indemnified Party is reimbursed under this Article VII for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the willful misconduct or gross negligence of such Indemnified Party. The Indemnifying Party agrees that it will not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising or that may arise out of such Claim. The Indemnifying Party shall not be liable for any settlement of any Claim effected against an Indemnified Party without the Indemnifying Party's written consent, which consent shall not be unreasonably withheld. The rights accorded to an Indemnified Party hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise; provided, however, that notwithstanding the foregoing or anything to the contrary contained in this Agreement, nothing in this Article VII shall restrict or limit any rights that any Indemnified Party may have to seek equitable relief.

     7.3 Contribution. If the indemnification provided for in this Article VII from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Losses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.1 and
Section 7.2, any reasonable legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                                  ARTICLE VIII

                                   COVENANTS

     The Company hereby covenants and agrees with the Lenders as follows:

     8.1 Financial Statements and Other Information. If any time the Company is not subject to the periodic disclosure obligations of the Exchange Act, the Company shall deliver to each Lender, in form and substance satisfactory to such
Lender:

     (a) as soon as available, but not later than ninety (90) days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related statements of operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, all in reasonable detail and accompanied by a management summary and analysis of the operations of the Company for such fiscal year and by the opinion of a nationally recognized independent certified public accounting firm which report shall state without qualification that such financial statements present fairly the financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis;

     (b) as soon as available, but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited consolidated balance sheet of the Company and its Subsidiaries, and the related statements of operations and cash flows for such quarter and for the period commencing on the first day of the fiscal year and ending on the last day of such quarter, all certified by an appropriate officer of the Company as presenting fairly the consolidated financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis, subject to normal year-end adjustments and the absence of footnotes required by GAAP; and

     (c) as soon as available, but in any event not later than ten (10) days after the end of each month of each fiscal year, the unaudited consolidated balance sheet of the Company and its Subsidiaries, and the related statements of operations and cash flows for such month and for the period commencing on the first day of the fiscal year and ending on the last day of such month, all certified by an appropriate officer of the Company as presenting fairly the consolidated financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis, subject to normal year-end adjustments and the absence of footnotes required by GAAP.

     8.2 FIRPTA Certificate. If requested by any of the Lenders, as promptly as practicable, but not later than five (5) days after the end of each fiscal year of the Company, the Company shall deliver to such Lender, in form and substance satisfactory to such Lender, a certificate signed by the Chief Executive Officer of the Company in customary form certifying that the Company is not a "foreign person" within the meaning of Section 1445 of the Code.

     8.3 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issue or delivery upon conversion of the Issuable Shares, as provided in the Series E Certificate of Determination, or upon conversion of the Notes, as provided for in the Notes, the maximum number of shares of Common Stock that may be issuable or deliverable upon such conversion or exercise. Such shares of Common Stock are duly authorized and, when issued or delivered in accordance with the Series E Certificate of Determination, or in accordance with the Notes, as the case may be, shall be validly issued, fully paid and non-assessable. The Company shall issue such shares of Common Stock, in accordance with the terms of the Series E Certificate of Determination or the terms of the Notes, as the case may be, and otherwise comply with the terms hereof and thereof.

     8.4 Stockholder Approval. The Company will use all reasonable commercial efforts to cause the proxy statement filed with the Commission on December 24, 2003 to be distributed to the Company's stockholders in connection with the solicitation of votes in favor of the matters set forth in Section 3.24 that require Stockholder Approval, including any amendments or supplements thereto (the "Proxy Statement") to be cleared by the Commission as promptly as practicable. The Company agrees to provide the Lenders and their respective counsel with any written comments the Company or its counsel may receive from the Commission with respect to the Proxy Statement promptly after the receipt of such comments. The Company will use all reasonable commercial efforts to cause the Proxy Statement (a) not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (b) to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. Following clearance by the Commission of the Proxy Statement, the Company shall promptly distribute the Proxy Statement to its stockholders and call and arrange for a special meeting of stockholders and take such other actions as are required or necessary in order to obtain the Stockholder Approval as promptly as practicable. The Company will use all reasonable commercial efforts to hold the special meeting and obtain a vote of the stockholders on or prior to August 15, 2004. The Board of Directors shall recommend that the Company's stockholders vote in favor of the Stockholder Approval.

     8.5 Financial Covenants. The Company hereby covenants and agrees that on and after the Initial Closing and until all of the obligations under the Notes, including, without limitation, the repayment or conversion of the principal amount and all accrued interest outstanding thereunder, have been satisfied in full, the Company shall at all times comply with the financial and other covenants set forth on Schedule 8.5.

     8.6 Purchases and Sales. In the event any Lender has become aware of or becomes aware of any material non-public information about the Company (which the parties hereby agree will include (but not be limited to) any information labeled by the Company to be material non-public information) ("Material Non-Public Information"), such Lender shall not purchase or sell any shares of the Company's capital stock (or securities exercisable or convertible for shares of the Company's capital stock) until the earlier of (a) such time as the information is no longer material as a matter of law (which the parties agree shall be a period of at least three months after becoming aware of such material non-public information), and (b) the time at which such information has been disseminated publicly by the Company, and in any event not in violation of the federal securities laws. Except as set forth in this Agreement, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Lender or its agents or counsel with any information that the Company believes constitutes Material Non-Public Information, unless prior thereto such Lender shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Lender shall be relying on the foregoing representations in effecting transactions in securities of the Company.

     8.7 Proxy Matters. Notwithstanding anything herein to the contrary, but subject to the provisions of Section 9.1 of this Agreement, if the Registration Statement (as defined in the November Convertible Note Agreement) has not been declared effective by the Commission on or prior to May 15, 2004, subject to approval by the Board of Directors, the Company will promptly take all such actions as may be necessary to withdraw the Registration Statement, and the Company shall continue to have an obligation under Section 8.4 of this Agreement to seek Stockholder Approval. If the Company withdraws the Registration Statement pursuant to this
Section 8.7 and receives Stockholder Approval, the Company may, subject to approval by the Board of Directors, file a subsequent registration statement with the Commission and provide the Company's shareholders the opportunity to participate in a subsequent rights offering.

                                   ARTICLE IX

                                  TERMINATION

     9.1 Termination. The Lenders' obligation to consummate the Conversion under this Agreement including, but not limited to, Sections 2.4(e), 2.4(f) and 2.4(g) and Article VI of this Agreement, shall terminate in the event that the Company is unable to obtain Stockholder Approval pursuant to Section 8.4 on the first attempt, but in any event on August 15, 2004, if Stockholder Approval is not obtained by such date. None of the Company or the Lenders shall have any liability arising out of such termination.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.1 Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement until the date that is ninety (90) days after the receipt by the Lenders of audited financial statements of the Company for the fiscal year ending December 31, 2004 (or, if such fiscal year changes and no such audited consolidated financial statements are available, then the successor fiscal year), except for (a) Sections 3.1, 3.2, 3.4, 3.7, 3.13 and 3.23, which representations and warranties shall survive until the third anniversary of the Initial Closing Date, and (b) Section 3.11, which shall survive until the later to occur of (i) the lapse of the statute of limitations with respect to the assessment of any Tax to which such representation and warranty relates (including any extensions or waivers thereof) and (ii) sixty (60) days after the final administrative or judicial determination of the Taxes to which such representation and warranty relates, and no claim with respect to Section 3.11 may be asserted thereafter with the exception of claims arising out of any fact, circumstance, action or proceeding to which the party asserting such claim shall have given notice to the other parties to this Agreement prior to the termination of such period of reasonable belief that a tax liability will subsequently arise therefrom.

     10.2 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

     if to the Company:

    Critical Path, Inc.
    350 The Embarcadero
    San Francisco, CA 94105
    Telecopy: (415) 541-2300
    Attention: Chief Financial Officer

     with a copy to, which shall not constitute notice to the Company:

    Pillsbury Winthrop LLP
    50 Fremont Street
    San Francisco, CA 94105
    Telecopy: (415) 983-1200
    Attention: Gregg Vignos, Esq.

     if to the Lenders:

    Apex Capital, LLC
    25 Orinda Way, Suite 300
    Orinda, CA 94563
    Attention: Adam Fiore, General Counsel
    Telephone: (925) 253-6125
    Telecopy: (925) 253-1809

     with a copy to, which shall not constitute notice:

    Howard, Rice, Nemerovski, Canady, Falk & Rabkin
    Three Embarcadero Center, Seventh Floor
    San Francisco, CA 94111-4024
    Telephone: (415) 434-1600
    Telecopy: (415) 217-5910
    Attention: Joseph Hershenson

     and to:

    Crosslink Capital
    Two Embarcadero Center, Suite 2200
    San Francisco, CA 94111
    Attention: Jason Sanders
    Telephone: (415) 617-1845
    Telecopy: (415) 617-1801

     and to:

    Sagamore Hill Hub Fund, Ltd.
    c/o Sagamore Hill Capital Management
    10 Glenville Street, 3rd Floor
    Greenwich, CT 06831
    Attention: Legal Department
    Telecopy: (203) 422-7214

     and to:

    Criterion Capital Management
    One Maritime Plaza, Suite 1460
    San Francisco, CA 64111
    Attention: R. Daniel Beckham
    Telephone:
    Telecopy:

     and to:

    Capital Ventures International
    c/o Heights Capital Management, Inc.
    425 California Street, Suite 1100
    San Francisco, CA 94104
    Attention: Martin Kobinger
    Telephone: (415) 403-6500
    Telecopy: (415) 403-6525

     All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10.2 designate another address or Person for receipt of notices hereunder.

     10.3 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws and the terms and conditions thereof, the Lenders may assign any of their rights under this Agreement or the other Transaction Documents to any of their respective Affiliates. The Company may not assign any of its rights under this Agreement without the written consent of the Lenders. Except as provided in Article VII, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

     10.4  Amendment and Waiver.

     (a) No failure or delay on the part of the Company or the Lenders in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Lenders at law, in equity or otherwise.

     (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Lenders from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and the Lenders, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     10.5 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     10.6 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof.

     10.8 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     10.9 Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

     10.10 Entire Agreement. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

     10.11 Fees. The Company shall reimburse the Lenders for their fees, disbursements and other charges of counsel incurred in connection with the transactions contemplated by this Agreement (including, but without limitation, to advise on reporting obligations of the Lenders and filings with

Commission); provided, that the aggregate amount of all such reimbursements in respect of the Lenders shall not exceed $20,000.

     10.12 Publicity; Confidentiality. Except as may be required by applicable Requirements of Law, none of the parties hereto shall issue a publicity release or public announcement or otherwise make any disclosure concerning this Agreement, the transactions contemplated hereby, the Lenders or the business, technology and financial affairs of the Company, without prior approval by the other parties hereto; provided, however, that nothing in this Agreement shall restrict any of the Lenders from disclosing information (a) that is already publicly available, (b) that was known to such Lender on a non-confidential basis prior to its disclosure by the Company, (c) that may be required or appropriate in response to any summons or subpoena or in connection with any litigation, provided that such Lender will use reasonable efforts to notify the Company in advance of such disclosure so as to permit the Company to seek a protective order or otherwise contest such disclosure, and such Lender will use reasonable efforts to cooperate, at the expense of the Company, with the Company in pursuing any such protective order, (d) to the extent that such Lender reasonably believes it appropriate in order to comply with any Requirement of Law, (e) to such Lender's or the Company's officers, directors, shareholders, advisors, employees, members, partners, controlling persons, auditors or counsel or (f) to Persons from whom releases, consents or approvals are required, or to whom notice is required to be provided, pursuant to the transactions contemplated by the Transaction Documents. If any announcement is required by any Requirement of Law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties reasonable opportunity to comment thereon. Each of the Lenders acknowledge that if such Lender becomes aware of Material Non-Public Information, such Lender's ability to trade in the Company's securities and to participate, to the extent otherwise eligible, in the Rights Offering would be restricted.

     10.13 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

     10.14  Waiver.  The Company hereby waives the provisions set forth in
Section 8.6 of the January Convertible Note Agreement with respect to the purchase by certain of the January 2004 Investors of Notes (and any shares of capital stock of the Company issuable upon their conversion) pursuant to this Agreement.

             [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Convertible Note Purchase Agreement on the date first written above.

                                          CRITICAL PATH, INC.,
                                          a California corporation

                                          By: /s/ WILLIAM E. MCGLASHAN, JR.
                                            ------------------------------------
                                            Name: William E. McGlashan, Jr.
                                            Title:  Chairman, Chief Executive
                                              Officer

             SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT

                                          PERMAL U.S. OPPORTUNITIES LIMITED

                                          By: APEX CAPITAL, LLC,
                                              its Authorized Investment Advisor

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                            Title:  Manager and Principal

                                          ZAXIS PARTNERS, L.P.

                                          By: APEX CAPITAL, LLC,
                                              its General Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                            Title:  Manager and Principal

                                          ZAXIS EQUITY NEUTRAL, L.P.

                                          By: APEX CAPITAL, LLC,
                                              its General Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                            Title:  Manager and Principal

                                          ZAXIS OFFSHORE LIMITED

                                          By: APEX CAPITAL, LLC,
                                              its Authorized Investment Advisor

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                            Title:  Manager and Principal

             SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT

                                          ZAXIS INSTITUTIONAL PARTNERS, L.P.

                                          By: APEX CAPITAL, LLC,
                                              its General Partner

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                            Title:  Manager and Principal

                                          GUGGENHEIM PORTFOLIO COMPANY XIII

                                          By: APEX CAPITAL, LLC,
                                          its Authorized Investment Advisor

                                          By:     /s/ SANFORD J. COLEN
                                            ------------------------------------
                                              Name: Sanford J. Colen
                                            Title:  Manager and Principal

             SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT

                                          CROSSLINK CROSSOVER FUND IV, L.P.

                                          By:CROSSOVER FUND IV MANAGEMENT,
                                          L.L.C.,
                                            its General Partner

                                          By:     /s/ MICHAEL J. STARK
                                            ------------------------------------
                                                Name: Michael J. Stark
                                              Title:  Managing Member

             SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT

                                          SAGAMORE HILL HUB FUND, LTD.

                                          By:SAGAMORE HILL CAPITAL MANAGEMENT,
                                          L.P.,
                                            Investment Manager

                                          By:      /s/ STEVEN H. BLOOM
                                            ------------------------------------
                                                Name: Steven H. Bloom
                                              Title:  President

             SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT

                                          CAPITAL VENTURES INTERNATIONAL

                                          By:HEIGHTS CAPITAL MANAGEMENT, INC.,
                                            an authorized signatory

                                          By:      /s/ MARTIN KOBINGER
                                            ------------------------------------
                                                Name: Martin Kobinger
                                              Title:  Investment Manager

                                          CRITERION CAPITAL PARTNERS, LTD.

                                          By:DERIVATIVES PORTFOLIO MANAGEMENT,
                                            an authorized signatory

                                          By:     /s/ GUY J. CASTRANOVA
                                            ------------------------------------
                                                Name: Guy J. Castranova
                                              Title:  Chief Operating Officer

                                          CRITERION CAPITAL PARTNERS,
                                          INSTITUTIONAL

                                          By:CRITERION CAPITAL PARTNERS, LLC,
                                            an authorized signatory

                                          By:     /s/ R. DANIEL BECKHAM
                                            ------------------------------------
                                                Name: R. Daniel Beckham
                                              Title:  Chief Operating Officer

                                          CRITERION CAPITAL PARTNERS, L.P.

                                          By:CRITERION CAPITAL PARTNERS, LLC,
                                            an authorized signatory

                                          By:     /s/ R. DANIEL BECKHAM
                                            ------------------------------------
                                                Name: R. Daniel Beckham
                                              Title:  Chief Operating Officer

                                                                      APPENDIX K

                                  FORM OF NOTE

     THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

                              CRITICAL PATH, INC.

                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE

                                   $

                           San Francisco, California
                                 March 9, 2004

     Critical Path, Inc., a California corporation (the "Company"), the principal office of which is located in San Francisco, California, for value
received hereby promises to pay to the order of                , or its
registered assigns ("Holder"), the sum of                dollars ($          ),
or such lesser amount as shall then equal the outstanding principal amount hereof on the terms and conditions set forth hereinafter. The outstanding principal amount hereof and all accrued and unpaid interest hereon, as set forth below, shall be due and payable on the earlier to occur of (i) March 9, 2008,
(ii) when declared due and payable by Holder upon the occurrence of an Event of Default (as defined below), (iii) consummation of a Qualified Asset Sale, (iv) a Change of Control, or (v) any sale of capital stock or Stock Equivalents by the Company, any cash capital contribution from any third person or any other debt or equity financing consummated by the Company after the date of issuance of this Note which, in the case of (v), individually or in the aggregate raises proceeds of at least forty million dollars ($40,000,000) in cash or cash equivalents (the earliest of the events set forth in items (i)-(v) immediately above, the "Maturity Date").

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1. Definitions. Except as otherwise defined herein, each capitalized term used herein shall have the meaning assigned to it in the Note Purchase Agreement, as in effect on the date hereof, and without regard to any subsequent termination of the Note Purchase Agreement. All other references to the Note Purchase Agreement in this Note refer to the Note Purchase Agreement as in effect on the date hereof, and without regard to any subsequent termination of the Note Purchase Agreement. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

     1.1 "Affiliate" means any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended.

     1.2 "Capitalized Lease Obligations" means, with respect to any Person, all rental obligations of such Person which, under GAAP, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

     1.3 "Change of Control" shall mean (i) any merger, consolidation or other business combination transaction (or series of related transactions) in which the stockholders owning a majority of the voting securities of the Company prior to such transaction do not own a majority of the voting securities of the surviving entity, (ii) any tender offer, exchange offer or other transaction whereby any Person or "group" (as defined in Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended) (other than General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAP-W, LLC, GAPCO GmbH & Co. KG, Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited and the Affiliates of the foregoing, provided that Affiliates shall be deemed not to include any portfolio companies of any of the foregoing) obtains a majority of the outstanding shares of capital stock entitled to vote in the election of directors, (iii) any proxy contest in which a majority of the Board of Directors of the Company (or persons appointed by such Board of Directors) prior to such contest do not constitute a majority of the Company's Board of Directors after such contest or (iv) any other transaction described in any stockholder rights agreement or "poison pill," if any, to which the Company is party, which may permit the holders of any rights or similar certificates to exercise the rights evidenced thereby.

     1.4 "Company" shall have the meaning set forth in the recitals hereto, and includes any corporation that shall succeed to or assume the obligations of the Company under this Note.

     1.5 "Common Conversion Date" shall have the meaning set forth in Section 3.1(b) hereof.

     1.6 "Common Stock" means the common stock, par value $0.001 per share, of the Company.

     1.7  "Conversion Date" shall mean the Subsequent Closing Date.

     1.8 "Domestic Subsidiary" shall have the meaning set forth in Section 5.10 hereof.

     1.9 "Event of Default" shall have the meaning set forth in Section 6 hereof.

     1.10 "GA Notes" shall mean the Convertible Subordinated Promissory Notes, each dated November 26, 2003, issued by the Company to the GAP Entities pursuant to the Purchase and Exchange Agreement.

     1.11 "GAP Entities" shall mean General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC and GAPCO GmhH & Co. KG.

     1.12  "Guarantor" shall have the meaning set forth in the Security
Agreement.

     1.13 "Holder" shall mean the registered holder of this Note from time to time, and in the plural, shall mean all registered holders of Notes from time to time issued by the Company pursuant to the Note Purchase Agreement.

     1.14 "Intercreditor Agreement" shall mean the Intercreditor Agreement, dated the date hereof, among the GAP Entities, the January Lenders, Guggenheim Portfolio Company XIII, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P. and Capital Ventures International.

     1.15 "Interest Amount" shall have the meaning set forth in Section 3.1 hereof.

     1.16 "Investment" means (i) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets (other than equipment, inventory, supplies or other assets acquired in the ordinary course of business of the Company), capital stock, bonds, notes, debentures, partnership, joint venture or other ownership interests or other securities of any Person, (ii) any deposit with, or advance, loan or other extension of credit to, or on behalf of, any Person (other than deposits made in connection with the purchase of equipment, inventory, services, leases, supplies or other assets in the ordinary course of business of the Company), and (iii) any other capital contribution to or investment in any Person, including, without limitation, any guaranty obligation incurred for the benefit of any Person. For the sake of clarity, Investments shall include any transfer of property or assets by the Company to any of its Subsidiaries or by any Subsidiary of the Company to any other Subsidiary.

     1.17 "January Lenders" shall mean Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P. and Passport Master Fund, L.P.

     1.18 "January Note Agreement" shall mean the Convertible Note Purchase Agreement, dated January 16, 2004, among the January Lenders and the Company.

     1.19 "January 2004 Notes" shall mean the Convertible Subordinated Promissory Notes, each dated January 16, 2003, issued by the Company to the January Lenders pursuant to the January Note Agreement.

     1.20 "Loan Documents" shall have the meaning set forth in the Security Agreement.

     1.21 "Note" shall mean this note, and in the plural, shall mean all notes issued to the Lenders pursuant to the terms of the Note Purchase Agreement, including this Note, and all amendments, modifications and extensions thereto.

     1.22 "Note Purchase Agreement" means that certain Convertible Note Purchase Agreement, dated March 9, 2004, among the Company, the Holder and the other parties thereto from time to time, and all amendments, modifications and extensions thereto.

     1.23 "Permitted Investments" means (i) Investments in cash or cash equivalents, (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments existing on the closing date, and listed on
Schedule 3.27 to the Note Purchase Agreement, (iv) guaranty obligations permitted by Section 5.3 of this Agreement, (v) loans to employees, directors or officers of the Company in connection with the award of convertible bonds or capital stock under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement, (vi) other advances or loans to employees, directors, officers or agents of the Company in the ordinary course of business not to exceed $500,000 in the aggregate at any time outstanding;
(vii) loans, advances and investments in foreign Subsidiaries (that are not incorporated or otherwise organized under the laws of the United States of America or any state thereof) in an amount not to exceed $1,000,000 in the aggregate at any time outstanding; (viii) any acquisition for which the prior written consent of the Holders of a majority of the outstanding principal amount of all of the Notes issued by the Company pursuant to the Note Purchase Agreement has been obtained, (ix) other loans, advances and investments of a nature not contemplated by the foregoing sections in an amount not to exceed $500,000 in the aggregate at any time outstanding or (x) Investments by the Company in the Guarantor.

     1.24  "Permitted Liens" shall have the meaning set forth in Section 5.4.

     1.25 "Person" means any individual, firm, corporation, partnership, trust, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

     1.26 "Price Per Share" shall have the meaning attributed to such term in the Series E Certificate of Determination, as filed with the Secretary of State of the State of California.

     1.27 "Purchase and Exchange Agreement" shall mean the Convertible Note Purchase and Exchange Agreement, dated November 18, 2003, among the Company, the GAP Entities, GAP-W, LLC and the other parties thereto, as amended.

     1.28 "Qualified Asset Sale" means the sale, transfer or other disposition of any of the assets of the Company or any of its Subsidiaries, other than (a) sales of assets in the ordinary course of business, (b) sales of assets where the proceeds are used to repay Indebtedness owing to SVB, (c) the sale, transfer or other disposition of assets of the Company where the proceeds are applied to the purchase price or traded in for credit against the purchase price of other assets, provided that any such purchase is made, or credit issued, within 90 days of the sale, transfer or other disposition, and (d) one or more sales of the Company's assets (other than sales otherwise included in clauses (a), (b), and (c) immediately above) which collectively yield up to an aggregate of one million dollars ($1,000,000) in gross proceeds to the Company while this Note is outstanding.

     1.29 "Restricted Payment" means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Company or any of its Subsidiaries or (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any shares of any class of capital stock of the Company or any Subsidiary or any option, warrant or other right to acquire any such shares of capital stock of the Company or any Subsidiary.

     1.30 "Security Agreement" means that certain Guaranty and Security Agreement, of even date herewith between the Company, Compass Holding Corp., the Lenders and the other parties thereto from time to time, and all amendments, modifications and extensions thereto.

     1.31 "Series E Conversion Price" shall have the meaning set forth in the Series E Certificate of Determination.

     1.32 "Series E Preferred Stock" means the Series E Preferred Stock, par value $0.001, of the Company.

     1.33 "Subordination Agreement" shall have the meaning set forth in Section 5.3.

     1.34 "Subsequent Closing Date" shall have the meaning set forth in Section 2.4(e) of the Note Purchase Agreement.

     1.35 "SVB" means Silicon Valley Bank, a California chartered bank, or any Affiliates thereof.

     1.36 "Ten Percent Holder" means, with respect to a class of equity securities of the Company, a Person (together with such Person's Affiliates) who, directly or indirectly, beneficially owns 9.9% or more of such class of equity securities of the Company, as defined by Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     1.37  "UCC" shall have the meaning set forth in Section 5.4.

     2. Interest. Simple interest shall accrue at the rate of ten percent (10%) per annum (or such lesser amount as shall equal the highest rate of interest allowable under applicable law) (the "Interest Rate"), on the outstanding principal of this Note from the date of this Note until the Maturity Date or the date this Note is otherwise repaid. The Company shall not be obligated to make any payments of interest which shall have accrued under this Note prior to the Maturity Date. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. In the event that the principal amount of this Note, any interest, or any amount payable hereunder is not paid in full when such amount becomes due and payable, or upon the occurrence of an Event of Default, interest shall accrue at the lesser of (a) the initial Interest Rate plus five percent (5%) per annum or (b) the highest rate of interest allowable under applicable law, on the balance of all amounts outstanding until such overdue amounts are paid or the Event of Default is cured, and such interest shall be payable on demand.

     3.  Conversion.

     3.1  Conversion.

     (a) On the Conversion Date, the principal amount of this Note plus the accrued and unpaid interest thereon (the "Interest Amount"), shall be automatically converted into the number of fully paid and nonassessable shares of Series E Preferred Stock equal to the quotient obtained by dividing (a) the entire principal amount of this Note plus the Interest Amount by (b) the Price Per Share.

     (b) In the event that the Conversion Date has not occurred on or prior to August 15, 2004 (the "Common Conversion Date"), then, following the Common Conversion Date, the principal amount of this Note plus the Interest Amount shall be convertible, at the option of Holder and from time to time, only into Common Stock at a conversion price per share equal to $2.18, as adjusted for any stock dividends, stock splits or similar consolidations or subdivisions, following the date hereof; provided, however, that Holder shall not be permitted to convert any portion of the principal of this Note or the Interest Amount into Common Stock pursuant to this Section 3.1(b) if, at the time of such conversion, the conversion would cause Holder to be a Ten Percent Holder.

     3.2  Notice of Conversion.  Upon conversion of this Note as provided in
Section 3.1, Holder shall surrender this Note to the Company and shall state the name or names in which the certificate or certificates for such shares of Series E Preferred Stock or Common Stock, as the case may be, are to be issued. The Person or Persons entitled to receive the shares of Series E Preferred Stock or Common Stock, as the case may be, issuable upon such conversion shall be treated for all purposes as the record holder or holders (a) of such shares of Series E Preferred Stock as of the Conversion Date and (b) of such shares of Common Stock as of the date of any conversion pursuant to Section 3.1(b).

     3.3 Delivery of Stock Certificates. Upon conversion of this Note as provided in Section 3.1, the Company at its expense will issue and deliver to Holder of this Note a certificate or certificates (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company) for the number of full shares of Series E Preferred Stock or Common Stock, as the case may be, issuable upon such conversion.

     3.4 Mechanics and Effect of Conversion. No fractional shares of Series E Preferred Stock or Common Stock, as the case may be, shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to Holder upon the conversion of this Note, the Company shall pay to Holder the amount of outstanding principal and interest that is not so converted. Upon conversion of all amounts due under this Note, the Company shall be released from all of its obligations under this Note.

     4. Adjustments. The number of shares of Series E Preferred Stock or Common Stock convertible hereunder are subject to adjustment from time to time as follows:

     4.1 Merger, Sale of Assets, Etc. Subject to Section 4.2, if at any time while this Note remains outstanding and unexpired there shall be (a) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (b) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise or (c) a sale or transfer of the Company's stock, properties or assets as, or substantially as, an entirety to any other Person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that Holder shall thereafter be entitled to receive by converting this Note the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon conversion of this Note would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Note had been converted immediately before such reorganization, merger, consolidation, sale or transfer (notwithstanding that the Stockholder Approval may not yet have been obtained), all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation. If the per share consideration payable to Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors based on the amount the Holder would have otherwise been entitled to receive had the transaction or transactions not occurred. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Note with respect to the rights and interests of Holder after the transaction, to the end that the provisions of this Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Note. The Company shall be obligated to retain and set aside, or otherwise make fair provision for exercise of the right of the Holder to receive, the shares of stock and/or other securities, cash or other property provided for in this Section 4.1.

     4.2 Election of Holder upon Merger or Sale of Assets. Notwithstanding anything to the contrary contained herein, if an event shall occur as provided in Section 4.1 hereof that would otherwise result in the occurrence of the Maturity Date pursuant to clause (iii) or (iv) of the first paragraph of this Note, then the Holder may, in its sole discretion, by written notice to the Company elect to convert the principal amount of this Note plus the Interest Amount into the number of shares of stock or other securities or property described in Section 4.1, in lieu of receiving payment in full of all amounts outstanding under this Note. The number of shares of stock or other securities or property to be issued upon such conversion shall be determined in accordance with Section 4.1 hereof, taking into account the occurrence of such event.

     4.3 Reclassification, Etc. If the Company shall, at any time while this Note, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities of any other class or classes, this Note shall thereafter represent the right to acquire such number and kind of securities as would have been issuable with respect to the securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change, and the Price Per Share shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4.

     4.4 Split, Subdivision or Combination of Shares. If the Company at any time while this Note, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the shares of Series E Preferred Stock or Common Stock into a different number of securities of the same class, the Price Per Share or conversion price, as the case may be, shall be proportionately adjusted.

     4.5 Series E Adjustments. The initial Series E Conversion Price of the shares of Series E Preferred Stock issued upon conversion of this Note pursuant to Section 3.1 shall equal the Series E Conversion Price in effect on the Conversion Date, subject to the adjustment of such Series E Conversion Price from time to time thereafter as provided in the Series E Certificate of Determination.

     4.6 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

     4.7 No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

     5.  Covenants.  The Company covenants and agrees that until the earlier of
(i) the date on which all Obligations (as defined in the Security Agreement) have been paid in full or (ii) the date on which all amounts outstanding under the Notes have converted pursuant to Section 3.1(a) or Section 3.1(b):

     5.1 Financial Statements and Other Information. The Company shall deliver to the Holder of this Note the financial statements and other information required to be delivered under Section 8.1 of the Note Purchase Agreement.

     5.2 Financial Covenants. The Company shall at all times comply with the financial and other covenants set forth in Schedule 8.5 to the Note Purchase Agreement as if such covenants were set forth herein.

     5.3 Indebtedness. The Company shall not, and shall not permit any Subsidiary to, issue, incur, assume, create or have outstanding any Indebtedness, provided, however, that the foregoing shall not restrict nor operate to prevent:

     (a) Indebtedness in favor of the Holders under the Loan Documents;

     (b) Indebtedness existing on the date hereof, as set forth on Schedule 3.22 to the Note Purchase Agreement;

     (c) Indebtedness for accounts payable incurred in the ordinary course of business by the Company;

     (d) Indebtedness incurred solely for the purpose of financing the acquisition of any equipment, machinery, software, improvements or any other similar property, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, that the aggregate outstanding principal amount of all Indebtedness permitted pursuant to this clause (d) outstanding for more than sixty (60) days after the incurrence of such Indebtedness shall not at any time exceed $500,000;

     (e) Indebtedness of the Company evidenced by Capitalized Lease Obligations, provided, that in no event shall the aggregate principal amount of Capitalized Lease Obligations permitted by this clause (e) exceed $500,000 at any time outstanding; and

     (f) Any extension, renewal, refinancing, refunding, or replacement (each, a "refinancing") of Indebtedness permitted by clauses (b) and (e) above, on such terms and conditions as are, on the whole, not materially more onerous to the Company than the terms and conditions of such original Indebtedness on the date of such refinancing (including that the principal amount of such refinancing Indebtedness does not exceed the principal amount of, plus the amount of accrued and unpaid interest on, the Indebtedness so refinanced (plus the amount of reasonable premium and fees and expenses incurred in connection therewith)), provided that, in the case of a refinancing of Indebtedness owed by the Company or any Subsidiary to SVB, this clause (f) shall only apply to the extent consistent with the Subordination Agreement, dated as of the date hereof, by and among SVB, the Holders and the Company (the "Subordination Agreement").

     5.4 Liens. The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Company or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable), or assign any right to receive income or permit the filing of any financing statement under the Uniform Commercial Code, as from time to time in effect in the relevant jurisdiction (the "UCC"), or any other similar notice of Lien under any similar recording or notice statute; provided, that the provisions of this Section 5.4 shall not prevent the creation, incurrence, assumption or existence of the following:

     (a) Liens arising in the ordinary course of business by statute in connection with worker's compensation, unemployment insurance, old age benefits, social security obligations, statutory obligations or other similar charges (other then Liens arising under ERISA), good faith cash deposits in connection with tenders, contracts or leases to which the Company or any Subsidiary is a party or other cash deposits required to be made in the ordinary course of business, provided, that such Liens do not have a material adverse effect on the ability of the Company to repay amounts due under the Notes;

     (b) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

     (c) Liens in respect of property or assets of the Company or its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (i) which do not in the aggregate materially detract from the value of the Company's and its Subsidiaries' property or assets taken as a whole or result in a material adverse effect on the Condition of the Company or (ii) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

     (d) the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of liabilities of the Company and its Subsidiaries secured by a pledge of assets permitted under this subsection, including interest and penalties thereon, if any, shall not be in excess of $500,000 at any one time outstanding;

     (e) any interest or title of a lessor under any operating lease;

     (f) easements, rights-of-way, restrictions and other similar encumbrances against real property incurred in the ordinary course of business;

     (g) the Liens existing on the date hereof identified on Schedule 3.22 to the Note Purchase Agreement;

     (h) Liens on cash deposited with account debtors to secure performance by the Company or any Subsidiary in the ordinary course of business subject to customary and reasonable terms;

     (i) Liens upon assets of the Company or its Subsidiaries subject to Capitalized Lease Obligations, provided, that (A) such Liens only serve to secure the payment of Indebtedness permitted by Section 5.3(e) arising under such Capitalized Lease Obligation and (B) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Company or its Subsidiaries;

     (j) Liens placed upon equipment, machinery, software, improvements or any other similar property, used in the ordinary course of business of the Company or any of its Subsidiaries at the time of the acquisition thereof by the Company or any of its Subsidiaries or within ninety (90) days thereafter to secure Indebtedness permitted by Section 5.3(d) above; provided, that the Liens encumbering the equipment, machinery software, improvements or any other similar property so acquired do not encumber any other asset of the Company or its Subsidiaries;

     (k) set-off rights of depository institutions; and

     (l) Liens created by the Security Agreement (collectively with clauses (a) through (k) hereof, the "Permitted Liens").

     5.5 Fundamental Changes. The Company will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or a series of transactions) all or substantially all of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) the Company or any of its Subsidiaries may, with the prior written consent of the Holders, merge with or into any other Person; (ii) any wholly-owned Subsidiary of the Company (other than the Guarantor) may merge with or into the Company or any other wholly-owned Subsidiary of the Company; (iii) any Subsidiary (other than the Guarantor, and except as otherwise prohibited by this Note) may sell, transfer, lease or otherwise dispose of its assets to the Company or to another wholly-owned Subsidiary of the Company; and (iv) any Subsidiary may liquidate or dissolve if the board of directors of the Company determine in good faith that such liquidation or dissolution is in its best interests and is not disadvantageous to the Holders.

     5.6 Restricted Payments. The Company will not, and the Company will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that (i) any Subsidiary may make a Restricted Payment to the Company or any of its wholly-owned Subsidiaries, and
(ii) the Company or any of its Subsidiaries may make any Restricted Payment required by the terms of the Note Purchase Agreement and the other documents executed in connection therewith.

     5.7 Transactions with Affiliates. The Company will not, and the Company will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that are at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's length basis from unrelated third parties, (b) transactions exclusively between the Company and the Guarantor and (c) transactions under the agreements listed on Schedule 3.17 to the Note Purchase Agreement.

     5.8 Investments. The Company will not, and the Company will not permit any Domestic Subsidiary (as hereinafter defined) to, make an Investment in any Person, except for Permitted Investments.

     5.9 Nature of Business. The Company will not, and the Company will not permit any Subsidiary to, engage in any business other than that conducted on the date hereof and any businesses reasonably related thereto.

     5.10 Property of Existing Domestic Subsidiaries. The Company will not permit, or suffer to allow, any Subsidiary that is incorporated or otherwise organized under the laws of the United States of America or any state thereof (a "Domestic Subsidiary"), excluding the Guarantor, to (i) own, hold, lease, license, purchase or otherwise acquire any personal or real property (excluding any material intellectual property) in excess of $50,000 for all property held by such Subsidiary, or $250,000 in the aggregate for all property held by all Domestic Subsidiaries (ii) maintain any deposit account in its name, (iii) own or otherwise hold any rights to any material intellectual property or (iv) otherwise conduct any business or maintain operations.

     5.11 Formation of Subsidiaries. The Company will not, and will not cause or permit any of its Subsidiaries to, form, acquire or permit the existence of any new domestic Subsidiary, without causing such domestic Subsidiary to execute and deliver to the Holders a secured guaranty of the Notes and related security document, in form and substance satisfactory to the Holders.

     5.12 Books and Records. The Company shall keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and its Subsidiaries in accordance with GAAP consistently applied.

     5.13 Inspection. The Company shall, and shall cause each of its Subsidiaries to, permit representatives of the Holders to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with their respective directors, officers and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably requested upon notice to the Company.

     5.14 Maintenance of Business. The Company shall, and shall cause each Subsidiary to, preserve and maintain its existence. The Company shall, and shall cause each Subsidiary to, preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights, and other property rights necessary to the proper conduct of its business, except where the failure to do so could not reasonably be expected to have a material adverse effect on the Condition of the Company or on the prospects of repayment of the Notes.

     5.15 Maintenance of Properties. The Company shall, and shall cause each Subsidiary to, maintain, preserve and keep its property and equipment in good repair, working order and condition (ordinary wear and tear excepted) and shall from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall by fully preserved and maintained, except in each case to the extent that, in the reasonable business judgment of such Person, any such property or equipment is no longer necessary for the proper conduct of the business of such Person.

     6. The occurrence of any one or more of the following events shall constitute an "Event of Default":

     6.1 Failure To Pay. (i) The failure of the Company to pay any principal due under any of the Notes when due and payable (whether by acceleration, declaration, extension or otherwise), or (ii) the failure of the Company to pay any other amounts due under any of the Notes when due and payable if such failure is not cured within five (5) days of Company's receipt of notice thereof from any of the Holders.

     6.2 Financial Covenants. The failure of Company or any of its Subsidiaries to perform, observe or comply with any of the Financial Covenants set forth on Schedule 8.5 to the Note Purchase Agreement, and incorporated by reference in this Note in Section 5.2.

     6.3 Other Covenants and Agreements. The failure of Company or any of its Subsidiaries to perform, observe or comply with any of the covenants of this Note, the Security Agreement or any of the other Loan Documents (other than the Financial Covenants set forth on Schedule 8.5 to the Note Purchase Agreement, and incorporated by reference in this Note in Section 5.2), if such failure is not cured within sixty (60) days.

     6.4 Representations and Warranties. If any representation or warranty made by the Company or any of its Subsidiaries in the Loan Documents is not true and correct in all material respects on the Initial Closing Date.

     6.5 Default on Other Obligations. The occurrence of any condition or default under any other indebtedness for borrowed money of the Company or any of its Subsidiaries with a principal amount of at least five hundred thousand dollars ($500,000) that results in the acceleration of such indebtedness which is not cured within sixty (60) days.

     6.6 Involuntary Bankruptcy. There shall be filed against the Company or any of its Subsidiaries an involuntary petition or other pleading seeking the entry of a decree or order for relief under the United States Bankruptcy Code or any similar federal or state insolvency or similar laws ordering: (a) the liquidation of the Company or any of its Subsidiaries or (b) a reorganization of the Company or any of its Subsidiaries or the business and affairs of the Company or any of its Subsidiaries or (c) the appointment of a receiver, liquidator, assignee, custodian, trustee or similar official for the Company or any of its Subsidiaries of the property of the Company or any of its Subsidiaries.

     6.7 Voluntary Bankruptcy. The commencement by the Company or any of its Subsidiaries of a voluntary case under the federal bankruptcy laws or any federal or state insolvency or similar laws or the consent by the Company or any of its Subsidiaries to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or similar official for the Company or any of its Subsidiaries of any of the property of the Company or any of its Subsidiaries or the making by the Company or any of its Subsidiaries of an assignment for the benefit of creditors, or the failure by Company or any of its Subsidiaries generally to pay its debts as the debts become due.

     6.8 Judgments, Awards. Any judgment or order for the payment of money is rendered against the Company or any of its Subsidiaries in an amount in excess of five hundred thousand dollars ($500,000) individually or in the aggregate and either (i) enforcement proceedings are commenced by any creditor upon such judgment or order and not stayed, or (ii) there is any period of sixty (60) consecutive days during which such judgment has not been paid in full or a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect.

     6.9 Attachment by Lenders. Any assets of the Company or any of its Subsidiaries shall be attached, levied upon, seized or repossessed, or come into the possession of a trustee, receiver or other custodian and a determination by any Holder, in good faith but in its sole discretion, that the same could have a material adverse effect on the prospect for the Holders to fully and punctually realize the full benefits conferred on the Holders by the Loan Documents.

     6.10 Adverse Change in Financial Condition. Any event having a material adverse effect on the business, operations, assets, properties or condition of the Company and its Subsidiaries taken as a whole shall have occurred and be continuing or a material adverse effect on the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Holders hereunder or thereunder.

     7. Remedies. Upon and after the occurrence of an Event of Default, the Holder shall be entitled to the exercise the rights and remedies set forth in the Security Agreement, the other Loan Documents and under applicable law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently.

     8. Prepayment. The Company may not prepay this Note prior to the Maturity Date without the prior written consent of the Holders.

     9.  Seniority.

     (a) Except as set forth in the Subordination Agreement, the Notes will rank senior in right of payment to all other indebtedness of the Company, other than the GA Notes and the January 2004 Notes, with respect to which the Notes will be pari passu in right of payment in accordance with the Intercreditor Agreement.

     (b) Notwithstanding anything to the contrary contained in the Notes, this Note and the other Notes, and the terms and the conditions hereof and thereof, are subject to the Intercreditor Agreement.

     10.  Assignment.  Subject to the restrictions on transfer described in
Section 12 below, the rights and obligations of the Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. The Company shall not be permitted to assign this Note without the prior written consent of the Holders.

     11. Waiver of Notice. The Company hereby waives notice, presentment, demand, protest and notice of dishonor.

     12. Transfer of This Note. With respect to any offer, sale or other disposition of this Note, Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect); provided, that no opinion shall be required for any transfer to an Affiliate or if the transfer is made in compliance with the Securities Act, so long as the transferee can make the same representations and warranties at the time of transfer as set forth in Sections 4.5, 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11 of the Note Purchase Agreement. Promptly upon delivering such written notice and opinion, if so required, Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Notwithstanding the foregoing, the Holder shall not be permitted to transfer this Note to any Person who is not an Affiliate until the earlier of (i) the obtaining of Stockholder Approval, (ii) the receipt of written notice from the Company that Stockholder Approval cannot be obtained, or the occurrence of an actual vote of the Company's shareholders entitled to vote (whether by written consent or at a meeting specially called for such purpose), the result of which is a decision by a majority of the Company's shareholders entitled to vote to decline to grant Stockholder Approval, (iii) six (6) months from the date hereof and (iv) the occurrence of an Event of Default. This Note is registered as to both principal and stated interest with the Company (or its agent) within the meaning of section 1.871-14(c)(1)(i) of the Income Tax Regulations. Accordingly, notwithstanding anything to the contrary in this paragraph, this Note, together with any interest thereon, may be transferred only (i) upon surrender of the Note by the transferor to the Company (or its agent) and the reissuance of the Note (or the issuance of a new Note) to the transferee, or (ii) by transfer of the right to principal and interest through a book-entry system meeting the requirements of section 1.871-14(c)(1)(i)(B) of the Income Tax Regulations that is maintained by the Company (or its agent). In the case of a Holder that is not a "United States person" within the meaning of section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code"), so long as an exception under section 871(h) or section 881(c) of the Code does not apply, the Company (or its agent) shall not withhold any U.S. federal income tax with respect to such Holder provided that the Holder timely provides the Company (or its agent) with a statement that meets the requirements of section 871(h)(5) of the Code.

     13. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

     14. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally recognized courier service or mailed by registered or certified mail, postage prepaid, to the respective addresses of the parties as set forth on the signature pages hereto or if sent by facsimile to the respective facsimile numbers of the parties set forth on the signature pages hereto. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given and received when personally delivered or three (3) business days after deposited in the mail or one business day after sent by courier or upon confirmation of facsimile delivery in the manner set forth above.

     15. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon Holder or any other Person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

     16. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California, excluding that body of law relating to conflict of laws.

     17. Amendments and Waivers. No amendments or waivers of any provision of this Note, and no consent by the Holder to any departure by the Company, shall in any event be effective unless the same shall be in writing, and signed by the Holders of a majority of the outstanding principal amount of all of the Notes issued by the Company pursuant to the Note Purchase Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     18. Severability. Any provision of this Note that is prohibited or unenforceable in a jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     19. WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND THE HOLDER HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE COMPANY AND THE HOLDER MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS NOTE, ANY OF THE LOAN DOCUMENTS AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO DEBTOR-CREDITOR RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE COMPANY AND THE HOLDER, AND THE COMPANY AND THE HOLDER HEREBY AGREE THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE COMPANY AND THE HOLDER ARE HEREBY AUTHORIZED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE COMPANY AND THE HOLDER, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF

SUCH WAIVER OF RIGHT TO TRIAL BY JURY. EACH OF THE COMPANY AND THE HOLDER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     20. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

             [the remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the Company has caused this Note to be issued this 9th day of March, 2004.

                                          COMPANY:
                                          CRITICAL PATH, INC.,
                                          a California corporation

                                          By:
                                            ------------------------------------
                                              Name: William E. McGlashan, Jr.
                                              Title:  Chairman, Chief Executive
                                              Officer

                                              Critical Path, Inc.
                                              350 The Embarcadero
                                              San Francisco, CA 94105-1204
                                              Telecopy: (415) 541-2300
                                              Attention: Chief Financial Officer

                                              With a copy to:

                                              Pillsbury Winthrop LLP
                                              50 Fremont Street
                                              San Francisco, CA 94105
                                              Telecopy: (415) 983-1200
                                              Attention: Gregg Vignos, Esq.

Name of Holder:
              ----------------------------------------------------

Address:
       ------------------------------------------------------
       ------------------------------------------------------

Telephone:
         -----------------------------------------------------

Facsimile:
        -----------------------------------------------------

                               CRITICAL PATH, INC.

                      PROXY SOLICITED BY BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 11, 2004

The undersigned hereby appoints William E. McGlashan, Jr. and Michael J. Zukerman, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock of Critical Path, Inc. which the undersigned may be entitled to vote at the Special Meeting of Shareholders of Critical Path, Inc. to be held at the Company's offices located at 350 The Embarcadero, San Francisco, California on June 11, 2004, at 10:00 a.m., California time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 7 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

PROPOSAL 1:       The issuance of approximately 7.3 million shares of Series E preferred stock with a price per share of $1.50 to General
                  Atlantic Partners 74, L.P., GAP Coinvestment Partners II,
                  L.P., GapStar, LLC and GAPCO GmbH & Co. KG, issuable upon conversion of $11 million principal amount and interest of convertible secured notes, and such additional shares of Series E preferred stock as they may purchase in connection with the proposed rights offering.

                   [ ] FOR         [ ] AGAINST       [ ] ABSTAIN



            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 2:       The issuance of approximately 10 million shares of Series E preferred stock with a price per share of $1.50 to Permal U.S.
                  Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis
                  Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis
                  Partners, L.P. and Passport Master Fund, L.P., issuable upon conversion of $15 million principal amount of convertible secured notes.

                   [ ] FOR         [ ]  AGAINST      [ ] ABSTAIN



            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

PROPOSAL 3:       The issuance of approximately 12.3 million shares of Series E preferred stock with a price per share of $1.50 to Permal U.S.
                  Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis
                  Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis
                  Partners, L.P., Guggenheim Portfolio Company XIII, Crosslink
                  Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd.,
                  Criterion Capital Partners, Ltd., Criterion Capital Partners,
                  Institutional, Criterion Capital Partners, L.P. and Capital
                  Ventures International, issuable upon conversion of $18.5 million principal amount of convertible secured notes.

                   [ ] FOR         [ ] AGAINST       [ ] ABSTAIN

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

PROPOSAL 4:       The issuance of approximately 21.9 million shares of Series
                  E preferred stock with a price per share of $1.50 to Campina
                  Enterprises Limited, Cenwell Limited, Great Affluent Limited,
                  Dragonfield Limited and Lion Cosmos Limited, issuable upon exchange of approximately $32.8 million principal amount of 5 3/4% convertible subordinated notes, and such additional shares of Series E preferred stock as they may purchase in connection with the proposed rights offering.

                   [ ] FOR         [ ] AGAINST       [ ] ABSTAIN




            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5.

PROPOSAL 5:       The amendment of warrants to purchase 625,000 shares of common stock held by members of General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC and GAPCO
                  GmbH & Co. KG that reduces the exercise price per share from $4.20 to $1.50.

                   [ ] FOR         [ ] AGAINST       [ ] ABSTAIN




            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 6.

PROPOSAL 6:       An amendment to our current amended and restated articles
                  of incorporation to increase the authorized number of shares of common stock from 125 million to 200 million and the authorized number of shares of preferred stock from 5 million to 75 million.

                   [ ] FOR         [ ] AGAINST       [ ] ABSTAIN




            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 7.

PROPOSAL 7:       An amended and restated certificate of determination of
                  preferences of Series D preferred stock to, among other things, amend the Series D preferred stock liquidation preference upon a liquidation and change of control, to eliminate the participation feature, to reduce the conversion price from $4.20 to $1.50 and to reduce the amount of dividends to which the holders of Series D preferred stock are entitled.

In their discretion, the proxies of the undersigned are authorized to vote upon such other business as may properly come before the meeting or any postponements, continuations and adjournments thereof.

Dated:
        ------------------------------    -------------------------------------

                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------

                                                        SIGNATURES

                                          Please sign exactly as your name
                                          appears hereon. If the stock is
                                          registered in the names of two or more
                                          persons, each should sign. Executors,
                                          administrators, trustees, guardians
                                          and attorneys-in-fact should add their
                                          titles. If signer is a corporation,
                                          please give full corporate name and
                                          have a duly authorized officer sign,
                                          stating title. If signer is a
                                          partnership, please sign in
                                          partnership name by authorized person.


        PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE